PILGRIM(R)
---------------------------
FUNDS FOR SERIOUS INVESTORS

                                                                   Annual Report

                                                                        Class: Q

                                                                   June 30, 2000


                                                               U.S. EQUITY FUNDS
                                                                Pilgrim MagnaCap
                                                        Pilgrim LargeCap Leaders
                                                         Pilgrim LargeCap Growth
                                                            Pilgrim MidCap Value
                                                           Pilgrim MidCap Growth
                                                         Pilgrim SmallCap Growth


                                                      INTERNATIONAL EQUITY FUNDS
                                                        Pilgrim Worldwide Growth
                                               Pilgrim International Core Growth
                                           Pilgrim International SmallCap Growth
                                                      Pilgrim Emerging Countries


                                                                    INCOME FUNDS
                                            Pilgrim Government Securities Income
                                                        Pilgrim Strategic Income
                                                              Pilgrim High Yield
                                                           Pilgrim High Yield II


                                                           EQUITY & INCOME FUNDS
                                                                Pilgrim Balanced
                                                             Pilgrim Convertible
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Pilgrim
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                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

Chairman's Message ........................................................    1

Portfolio Managers' Reports:

  U.S. Equity Funds .......................................................    2

  International Equity Funds ..............................................   14

  Income Funds ............................................................   22

  Equity & Income Funds ...................................................   30

Index Descriptions ........................................................   34

Report of Independent Auditors. ...........................................   36

Statements of Assets and Liabilities ......................................   38

Statements of Operations ..................................................   46

Statements of Changes in Net Assets .......................................   50

Financial Highlights ......................................................   58

Notes to Financial Statements .............................................   74

Portfolios of Investments .................................................   96

Tax Information ...........................................................  136

Shareholder Meetings ......................................................  138
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Pilgrim
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                               CHAIRMAN'S MESSAGE
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present the Annual Report for the Pilgrim Funds which offered Q classes as of June 30, 2000(1). On October 29, 1999 Reliastar Financial Corporation acquired Pilgrim Investments, Inc.

Our fund family now has 41 funds of varying types which provide more core investment choices for the serious investor. There are six U.S. Equity Funds, four International Equity Funds, four Income Funds and two Equity & Income Funds which are included in this Annual Report. MagnaCap, LargeCap Leaders, MidCap Value, MidCap Growth, SmallCap Growth, Government Securities Income, Strategic Income, High Yield, High Yield II and Balanced Funds are all managed by seasoned investment professionals at Pilgrim Investments, Inc. On July 31, 2000, Pilgrim Investments, Inc. notified Nicholas-Applegate Capital Management ("NACM") of its intention to terminate NACM as sub-advisor to the Convertible Fund, LargeCap Growth Fund, Worldwide Growth Fund, International Core Growth Fund and Emerging Countries Fund effective September 30, 2000. Beginning October 1, 2000, Pilgrim Investments, Inc. will advise the Funds directly. International SmallCap Growth Fund continues to be managed by Nicholas-Applegate Capital Management. Each money manager has extensive knowledge and proven experience in their specialized market segments.

At Pilgrim, we are dedicated to providing core investments for the serious investor. We believe that the key to success is matching quality core investments to the individual needs of investors. Core investments are the foundation of every portfolio and the basis of other important investment decisions. Pilgrim prides itself on providing a family of core investments designed to help you reach your financial goals. Our goal is for every investor to have a successful investment experience.(SM)

Sincerely,

/s/ Robert W. Stallings

Chairman and Chief Executive Officer
Pilgrim Group, Inc.
July 31, 2000

----------
(1) The Annual Report for other Pilgrim Fund classes has been issued separately.

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U.S. Equity
Funds
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                                                                       Portfolio
PILGRIM MAGNACAP FUND                                           Manager's Report
--------------------------------------------------------------------------------

Management Team: Howard N. Kornblue, Senior Vice President and Senior Portfolio Manager; G. David Underwood, CFA, Vice President and Director of Research; Robert M. Kloss, Equity Analyst.

Goal: The MagnaCap Fund (the "Fund" or "MagnaCap") seeks growth of capital, with dividend income as a secondary consideration. As a disciplined investment philosophy fund, MagnaCap invests in a very select group of companies that have been able to sustain growth over a 10-year period. In selecting portfolio securities, companies are generally assessed with reference to the following criteria as ideal:

* A company must have paid or had the financial capability from its operations to have paid a dividend in 8 out of the last 10 years.

* A company must have increased its dividend or had the financial capability from its operations to have increased its dividend at least 100% over the past 10 years.

*    Dividend payout must be less than 65% of current earnings.

* Long-term debt should be no more than 25% of the company's total capitalization, or a company's bonds must be rated at least A- or A-3.

* The current price should be in the lower half of the stock's price/earnings ratio range for the past ten years, or the ratio of the price of the company's stock at the time of purchase to its anticipated future earnings must be an attractive value in relation to the average for its industry peer group or that of the S&P 500 Composite Stock Price Index.

Market Overview: Stocks finished the second quarter with losses in all the major indexes. The S&P 500 Index finished the second quarter down 2.9%, while the Dow Jones Industrial Average lost 4.3%. After reaching a record on March 10 of 5,049, the Nasdaq Composite Index fell 37% to 3,165 on May 23. Ultimately, the technology-heavy composite finished at 3,966, down 607, or 13.3%, for the second quarter. The index had a particularly strong June, increasing 16.6% -- the fifth best month in the Nasdaq' history. Leading the way higher in the broader market in the second quarter were drug stocks, and consumer and food stocks. Merger agreements struck by Bestfoods and Nabisco helped bolster the whole food sector. The vastly different picture on the technology side of the market also encompassed telecommunications stocks, with AT&T, Ericsson and Motorola coming in as some of the biggest decliners. The market focused on earnings. One of the biggest drivers of the stock market has been corporate earnings preannouncements. Surprises on the profit front have roiled whole sectors of the stock market. On June 28 the Federal Reserve Bank decided to hold the line on interest rates, choosing to pause after raising them six times since last June. The central bank's decision came amid signs the U.S. economy is slowing. As a result, the federal funds rate remained at 6.5%, the highest level in nine years. Over the last year, the Federal Reserve Bank has been boosting interest rates in an effort to slow the economy and keep inflation from escalating. They are seeking to achieve a "soft landing" in which growth slows enough to keep inflation under control but not so much that it threatens the country's record
9.5 year economic expansion.

Performance: For the period from inception (11/22/99) through June 30, 2000, the Fund's Class Q shares declined 2.58%, compared to the Standard & Poor's 500 Index, which gained 3.22% for the same period.

Portfolio Specifics: We believe that the Fund's past success can be attributed to the very explicit investment criteria which normally determine the kinds of companies that qualify for inclusion in the portfolio. Out of a universe of approximately 4,000 publicly traded companies, and based upon both in-house and external research, we aim to select the 60 to 80 equities which we believe will be most likely to exhibit a high degree of performance. Among the top performing holdings were Altera (semiconductors), Intel (semiconductors), Alliance Capital Management (financial services), Hewlett-Packard (computers), and Disney (entertainment). At the end of June 2000, the top industry groups were diversified manufacturing, medical products, intergrated oil, telephone, and computers. The top stock holdings were AFLAC, Johnson & Johnson, McDonalds, General Electric and Tellabs.

Market Outlook: Going forward, we will continue to employ a "bottom-up" approach to stock selection, drawing from the pool of companies that come closest to meeting the Fund's strict investment criteria given market conditions, the circumstances of the company and the sector within which it falls. The bull market in U.S. stocks is in its ninth year. It has been firmly based on extraordinary changes in the economy that have given us the longest economic expansion in U.S. history. This bull market has been one of the best in U.S. history and we believe it is likely to continue for several reasons. First, the economic expansion that has propelled stock prices higher has been one of the most durable. It has been accompanied by mild inflation, job creation and high-quality profit growth. Second, the current economic and market cycles have benefited from several long-term structural changes. This includes a notable reduction in the government's budget deficit. There has also been a shift to a more sophisticated, technology driven private sector that has spurred widespread productivity gains, which offers new opportunities for growth and jobs. Most bull markets end when stocks are overpriced. However, it has traditionally been extremely difficult to identify the degree of overpricing at which any particular bull market will end. We believe stock prices can continue to rise selectively in 2000 in concert with improvements in corporate earnings and cash

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Portfolio
Manager's Report                                           PILGRIM MAGNACAP FUND
--------------------------------------------------------------------------------

flows. Accordingly, we intend to remain almost fully invested, selecting stocks on the basis described at the beginning of this paragraph.

                                              11/22/99     6/30/00
                                              --------     -------
Pilgrim MagnaCap Fund Class Q                  10,000        9,820
S&P 500 Index                                  10,000       10,237

                                       Average Annual Total Returns for the
                                            Period Ended June 30, 2000
                                            --------------------------
                                                  Since Inception
                                                     11/22/99
                                                     --------
Class Q                                               -2.58%
S&P 500 Index                                          3.22%

Based on a $10,000 initial investment, the graph and table above illustrates the total return of Pilgrim MagnaCap Fund against the Standard & Poor's 500 Composite Stock Price Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown without the imposition of any sales charges.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities.

            See accompanying index descriptions on pages 34 and 35.

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U.S. Equity
Funds
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                                                                       Portfolio
PILGRIM LARGECAP LEADERS FUND                                   Manager's Report
--------------------------------------------------------------------------------

Management Team: G. David Underwood, CFA, Senior Vice President and Senior Portfolio Manager; Robert M. Kloss, Equities Research Analyst.

Goal: The LargeCap Leaders Fund (the "Fund" or "LargeCap Leaders") seeks long-term capital appreciation by investing in a portfolio of stocks of U.S. companies with market capitalizations over $10 billion and believed to be leaders in their industry.

Market Overview: During the 12-month period ended June 30, 2000, the U.S. equity market was characterized by:

*    Volatile stock prices.

*    Speculative excesses, followed by corrective sell-offs.

* Continued narrowing of both the number of stocks and the number of groups influencing market performance.

Heightened volatility punctuated the equity markets over the past year. Sentiment swung from positive to speculative to cautionary following in step with investors perceptions of economic recovery, expansion and then impending slowdown. At period end, the major indices appeared to have gone nearly nowhere, although those of the smaller stocks held on to substantial gains.

Initially, market participants still felt very positive that a global recession did not develop from earlier economic crises in Asia, Latin America and Europe. Solid economic growth in the U.S. helped as well. The broad market S&P 500 advanced to a then new high in July 1999, lost it over the subsequent quarter, and surged in late 1999. It repeated a similar pattern through the first half of 2000. Mid-sized and smaller stocks echoed this pattern, although mid-capitalization stocks managed to hold more of their gains through June 2000.

Rising interest rates over the past year were a major factor in causing market volatility. With the world having moved past its post-crisis healing and economic recovery more sustained, monetary policy shifted toward controlling inflation. To policymakers, the U.S. economy was vulnerable to inflation. The Federal Reserve Bank therefore instituted a series of interest rate increases to tighten monetary policy. Nonetheless, the U.S. economy grew relentlessly but remained non-inflationary. The markets tended to sell off in anticipation of each rate increase. Affected most were stocks of companies more sensitive to the economy, which investors traded in to and out of. But investors took prices of technology stocks to extremes in Fourth Quarter, 1999 and again in early 2000, thinking these companies would grow through any downturn. As with any market euphoria, the corrective phases were sharp. Testimony to the narrowness of the market, five companies, four of which are technology, were primarily responsible for the S&P 500 Index's return over the past year.

Performance: For the period from inception (4/4/00) through June 30, 2000, the Fund's Class Q shares declined 4.74% versus a decline of 4.29% for the S&P/BARRA Value Index and 2.41% for the S&P 500 Index.

Portfolio Specifics: Timely sector allocation, a disciplined portfolio management approach and good stock selection produced solid equity performance in the Fund. The Technology, Healthcare and Retailing sectors had the most positive influence. Holdings in Texas Instruments, Warner Lambert and Walgreens appreciated nicely.

Market Outlook: Though still challenged by interest rates, market conditions should continue to be favorable for equity investment. Growth of corporate profits remains on track and valuations have become more reasonable.

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Portfolio
Manager's Report                                   PILGRIM LARGECAP LEADERS FUND
--------------------------------------------------------------------------------

                                                      4/4/00       6/30/00
                                                      ------       -------
Pilgrim LargeCap Leaders Fund Class Q                 10,000        9,526
S&P 500 Index                                         10,000        9,731
S&P Barra Value Index                                 10,000        9,571

                                                Average Annual Total Returns for
                                                 the Period Ended June 30, 2000
                                                 ------------------------------
                                                         Since Inception
                                                             4/4/00
                                                            -------
Class Q                                                      -4.74%
S&P 500 Index                                                -2.41%
S&P/Barra Value Index                                        -4.29%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim LargeCap Leaders Fund against the S&P 500 Index and the S&P/Barra Value Index. The Indices have an inherent performance advantage over the Fund since they have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

----------
(1) Since inception performance for the index is shown from 4/1/00.


Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities.

            See accompanying index descriptions on pages 34 and 35.

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U.S. Equity
Funds
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                                                                       Portfolio
PILGRIM LARGECAP GROWTH FUND                                    Manager's Report
--------------------------------------------------------------------------------

Management Team: Catherine Somhegyi, Chief Investment Officer; Andrew B. Gallagher, Partner, Portfolio Manager; William H. Chenoweth, CFA, Partner, Portfolio Manager; Kenneth H. Lee, Portfolio Manager; Trisha C. Schuster, CFA, Portfolio Manager; Evan C. Lundquist, Portfolio Manager; Michael P. Carroll, Portfolio Manager; Thomas J. Smith, CFA, Investment Analyst; Lianne Nelson, Investment Analyst.

Goal: The Large Cap Growth Fund (the "Fund" or "Large Cap Growth") seeks to maximize long-term capital appreciation by investing primarily in stocks from a universe of US companies with market capitalizations corresponding to the upper 90% of the Russell 1000 Growth Index.

Market Overview: Despite rising interest rates and market volatility, strong corporate profits and investor confidence in the durability of the economic expansion propelled US stocks higher during the fiscal year. For the twelve months ended June 30, 2000, the S&P 500 Index rose 7.2% and the tech-heavy Nasdaq Composite Index advanced 47.7%.

Most of the market's gains were concentrated in the fourth quarter of 1999 and the first quarter of 2000 when the S&P 500 Index and Nasdaq increased 17.5% and 66.5%, respectively. Concerns over rising interest rates and the threat of inflation sent equities lower in the third quarter of 1999. These same factors, along with worries over lofty valuations among technology stocks, negatively impacted equity performance in the second quarter of 2000.

In response to booming GDP growth, the Federal Reserve Bank raised short-term interest rates a total of 1.75% on six separate occasions from June 1999 through May 2000. Renewed optimism that the Federal Reserve Bank may be close to completing its round of rate hikes drove equity prices higher in June 2000. During the month, most US stock indices posted gains, led by the Nasdaq, which was up 16.6%.

Growth stocks substantially outperformed value stocks this period, mainly due to strength in the technology sector. The Russell 1000 Growth Index advanced 25.7% during the twelve months ended June 30, 2000 while the Russell 1000 Value Index declined 8.9%. This was a continuation of 1999 when the difference between the Russell 1000 Growth and Russell 1000 Value indexes was 25.8%--the largest performance divergence ever recorded for any single calendar year.

Performance: For the one year ended June 30, 2000, the Fund's Class Q shares provided a total return of 55.57%, significantly outperforming the Russell 1000 Growth Index, which was up 25.67% for the same period.

Portfolio Specifics: The Fund's outperformance during the period was primarily attributable to stock selection in the technology and health technology sectors. Among the Fund's top-performing holdings were semiconductor equipment manufacturer Applied Materials, software developer Oracle Corporation, telecommunications equipment providers Qualcomm and Nokia, and biotechnology companies Genentech and Amgen. As of June 30, 2000, 54.7% of the Fund's assets were in technology stocks, comparable to the 55.0% weighting of its Russell 1000 Growth Index benchmark.

Market Outlook: Robust corporate earnings, strong cash flows into mutual funds, and optimism that the Federal Reserve Bank series of rate increases has started to cool the overheated US economy provide a positive backdrop for large-cap growth stocks. In addition, market volatility and the recent technology correction have created a more discriminating environment-one that is conducive to our bottom-up, fundamentally driven investment process.

Portfolio
Manager's Report                                    PILGRIM LARGECAP GROWTH FUND
--------------------------------------------------------------------------------

                                           7/21/97     6/98      6/99    6/30/00
                                           -------     ----      ----    -------
Pilgrim LargeCap Growth Fund Class Q        10,000    13,606    23,264    36,179
Russell 1000 Growth Index                   10,000    12,072    15,363    19,306

                                            Average Annual Total Returns for the
                                                 Periods Ended June 30, 2000
                                                 ---------------------------
                                                             Since Inception
                                                 1 Year          7/21/97
                                                 ------          -------
Class Q                                           55.57%          54.63%
Russell 1000 Growth Index                         25.67%          25.30%(1)

Based on a $10,000 initial investment, the graph and table above illustrates the total return of Pilgrim LargeCap Growth Fund against the Russell 1000 Growth Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown without the imposition of any sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

----------
(1) Since inception performance for the index is shown from 08/01/97.


Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities.

            See accompanying index descriptions on pages 34 and 35.

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U.S. Equity
Funds
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                                                                       Portfolio
PILGRIM MIDCAP VALUE FUND                                       Manager's Report
--------------------------------------------------------------------------------

Management Team: G. David Underwood, CFA, Senior Vice President and Senior Portfolio Manager; Robert M. Kloss, Equities Research Analyst.*

Goal: The MidCap Value Fund (the "Fund" and "MidCap Value") seeks long-term capital appreciation by investing in a portfolio of attractively valued stocks of U.S. companies with market capitalizations between $1.0 billion and $8.0 billion.

Market Overview: During the 12-month period ended June 30, 2000, the U.S. equity market was characterized by:

*    Volatile stock prices.

*    Speculative excesses, followed by corrective sell-offs.

* Continued narrowing of both the number of stocks and the number of groups influencing market performance.

Heightened volatility punctuated the equity markets over the past year. Sentiment swung from positive to speculative to cautionary following in step with investors perceptions of economic recovery, expansion and then impending slowdown. At period end, the major indices appeared to have gone nearly nowhere, although those of the smaller stocks held on to substantial gains.

Initially, market participants still felt very positive that a recession did not develop from earlier economic crises in Asia, Latin America and Europe. Solid growth in the U.S. helped as well. The broad market S&P 500 Index advanced to a then new high in July 1999, lost it over the subsequent quarter, and surged at year-end. It repeated the pattern in the first half of 2000. Mid-sized and smaller stocks echoed this pattern, although mid-capitalization stocks managed to hold their gains through June 2000.

Rising interest rates over the past year were a major factor in market volatility. With the world having moved past its post-crisis healing and economic recovery sustained, monetary policy shifted toward controlling inflation. The U.S. economy was vulnerable to inflation, leading the Federal Reserve Bank to institute a series of interest rate increases to tighten monetary policy. Nonetheless, the U.S. economy grew relentlessly but remained non-inflationary. The markets tended to sell off in anticipation of each of the rate increases. Affected most were stocks of companies more sensitive to the economy, which investors traded in to and out of. But investors took prices of technology stocks to extremes in Fourth Quarter, 1999 and again in early 2000, thinking these companies would grow through any downturn. As with any market euphoria, the corrective phases were sharp. Testimony to the narrowness of the market, five companies, four of which are technology, were primarily responsible for the S&P 500 Index's return over the past year.

Performance: For the period from inception (1/3/00) through June 30, 2000, the Fund's Class Q shares provided a total return of 5.62% versus an increase of 5.12% for the Russell MidCap Index and a decline of 0.69% for the Russell MidCap Value Index.

Portfolio Specifics: The Telecommunications, Consumer Noncyclicals and Health Care sectors assisted fund performance the most. Holdings in Champion International, Convergys, Bausch & Lomb andd Republic Services were major factors.

Market Outlook: Though still challenged by interest rates, market conditions should continue to be favorable for equity investment. Growth of corporate profits remains on track and valuations have become more reasonable.

* Effective October 1, 1999 Pilgrim Investments, Inc. began providing investment advisory services directly for the Fund. Prior to that date the Fund had been sub-advised by Cramer, Rosenthal, McGynn LLC.

Portfolio
Manager's Report                                       PILGRIM MIDCAP VALUE FUND
--------------------------------------------------------------------------------

                                                1/3/00     6/30/00
                                                ------     -------
Pilgrim MidCap Value Fund Class Q               10,000      10,562
Russell MidCap Index                            10,000      10,512
Russell MidCap Value Index                      10,000       9,931

                                       Average Annual Total Returns for the
                                            Period Ended June 30, 2000
                                            --------------------------
                                                  Since Inception
                                                      1/3/00
                                                      ------
Class Q                                                5.62%
Russell MidCap Index                                   5.12%(1)
Russell MidCap Value Index                            -0.69%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim MidCap Value Fund against the Russell Midcap Index and Russell MidCap Value Index. The Indices have an inherent performance advantage over the Fund since they have no cash in their portfolio, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

----------
(1)  Since inception performance for the index is shown from 1/1/00.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities.

            See accompanying index descriptions on pages 34 and 35.

-----------
U.S. Equity
Funds
-----------

                                                                       Portfolio
PILGRIM MIDCAP GROWTH FUND                                      Manager's Report
--------------------------------------------------------------------------------

Management: Mary Lisanti, Executive Vice President and Portfolio Manager.*

Goal: The MidCap Growth Fund (the "Fund" or "MidCap Growth") seeks long-term capital appreciation by investing at least 65% of its total assets in equity securities of medium-sized U.S. companies, and at least 75% of its total assets in common stocks that the portfolio managers feel have above average prospects for growth.

Market Overview: The first half of 2000 was a particularly difficult time to navigate the financial markets, as volatility reached all-time highs for all major stock indices. Stock performance varied greatly across economic sectors, as well as across small, mid, and large-cap equities. All of the major indices reached record highs in the first three months of the year, but they went through a quick, sharp correction early in the second quarter. Bonds were just as erratic as the stock market, as investors struggled to analyze the conflicting influences of the Federal Reserve Bank, the massive repurchase of US treasury debt, and the highest level of oil prices in a decade. However, the overriding theme was the Federal Reserve Bank acting to curb the continued strong growth of the US economy by moving short term interest rates higher.

In the first six months of the year, technology and telecommunications shares drove the market volatility. After recording spectacular gains in January and February, these "new economy" stocks corrected quickly as investors sought protection from a slowing economy and an aggressive Federal Reserve Bank. In this environment, healthcare stocks provided an excellent defensive investment, as the managed care and pharmaceutical sectors outperformed the market. Biotechnology was more volatile than the rest of the healthcare sector, but these stocks staged a significant rally over the final six weeks of the quarter. At the same time, energy and utilities provided support to a market that has become biased against high-growth, high-beta stocks.

Despite the record levels achieved at the outset of the year, 2000 has been a difficult time for investors. All of the major large cap benchmarks are in negative territory for the year, with the Dow Jones Industrials Index having the worst performance, dropping 9.13% through June. After reaching another record in March, the NASDAQ Composite Index fell into negative territory and has now lost 2.54% in 2000, while the S&P 500 Index has fallen 0.42%. However, small and mid-cap stocks have been the best performers for the year, with the Russell 2000 Index gaining 3.04% and the S&P Midcap Index jumping 8.98%.

Performance: For the one year ended June 30, the Fund's Class Q shares provided a total return of 77.87% versus 48.60% for the Russell Midcap Growth Index for the same period.

Portfolio Specifics: The Fund invests in high-growth, high-beta stocks, which were extremely volatile during the period, but the portfolio has been diversified substantially since the beginning of the year to reflect our view that the economy would slow in a rising interest rate environment. While exposure to technology stocks remains significant, it is clearly more selective, and the Fund continued to increase weightings in themes such as "Flourishing in the Managed Care Environment," the "Life Sciences Revolution," and "Re-Energizing America." We also used the volatility in the market to add to or enter into new positions in the portfolio.

Some of the individual stocks that were significant contributors to performance in the first half of 2000 were Brocade Communications, Mercury Interactive, Siebel Systems and Waters Corp.

Market Outlook: We expect that the Federal Reserve Bank's six rate increases will slow the US economy, creating a more challenging backdrop for investors in the remainder of 2000. The market has already started to broaden from the technology and telecommunications driven market of late 1999 and the first quarter of this year. However, this broadening will create a "market of stocks" as opposed to a "stock market," where company performance will vary significantly within specific industries. Competitive positioning and business strategies will differentiate companies, as they deal with secular changes such as globalization and the Internet.

Companies will not be treated equally in the slowing US economy, and the stock market will do the same, creating significant opportunities for active portfolio managers to outperform their benchmarks. The ability to identify companies with consistent earnings growth will be essential to steering through the current economic environment. By blending bottoms-up research and a top-down thematic approach, we believe that we will be able to identify stocks that will flourish in the changing economy. At the same time, we will continue to seek to exploit the market volatility to our investors' advantage, using weakness to accumulate or add to positions opportunistically.

* Effective April 1, 2000 Pilgrim Investments, Inc. began providing investment advisory services directly for the Fund. Prior to that date the Fund had been sub-advised by Nicholas Applegate Capital Management.

Portfolio
Manager's Report                                      PILGRIM MIDCAP GROWTH FUND
--------------------------------------------------------------------------------

                                       6/30/94    6/95     6/96     6/97     6/98     6/99   6/30/00
                                       -------    ----     ----     ----     ----     ----   -------
Pilgrim MidCap Growth Fund Class Q      10,000   12,136   15,978   16,906   21,051   26,423   46,998
Russell MidCap Growth Index             10,000   12,643   15,625   18,374   22,786   27,414   40,736

                                        Average Annual Total Returns for
                                         the Periods Ended June 30, 2000
                                    -----------------------------------------
                                                              Since Inception
                                    1 Year        5 Year          6/30/94
                                    ------        ------          -------
Class Q                              77.87%        31.10%          29.42%
Russell MidCap Growth Index          48.60%        26.37%          26.38%(1)

Based on a $10,000 initial investment, the graph and table above illustrates the total return of Pilgrim MidCap Growth Fund against the Russell MidCap Growth Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown without the imposition of any sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

----------
(1) Since inception performance for the index is shown from 07/01/94.


Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. To the extent the Fund invests in smallcap companies, stocks of smaller companies may entail greater price variability than those of larger companies.

            See accompanying index descriptions on pages 34 and 35.

-----------
U.S. Equity
Funds
-----------

                                                                       Portfolio
PILGRIM SMALLCAP GROWTH FUND                                    Manager's Report
--------------------------------------------------------------------------------

Portfolio Management: Mary Lisanti, Executive Vice President and Portfolio Manager.*

Goal: The SmallCap Growth Fund (the "Fund" or "SmallCap Growth") seeks maximum long-term capital appreciation by investing at least 65% of its total assets in equity securities of small U.S. companies, and at least 75% of its total assets in common stocks that the portfolio manager feels have above average prospects for growth.

Market Overview: The first half of 2000 was a particularly difficult time to navigate the financial markets, as volatility reached all-time highs for all major stock indices. Stock performance varied greatly across economic sectors, as well as across small, mid, and large-cap equities. All of the major indices reached record highs in the first three months of the year, but they went through a quick, sharp correction early in the second quarter. Bonds were just as erratic as the stock market, as investors struggled to analyze the conflicting influences of the Federal Reserve Bank, the massive repurchase of US treasury debt, and the highest level of oil prices in a decade. However, the overriding theme was the Federal Reserve Bank acting to curb the continued strong growth of the US economy by moving short term interest rates higher.

In the first six months of the year, technology and telecommunications shares drove the market volatility. After recording spectacular gains in January and February, these "new economy" stocks corrected quickly as investors sought protection from a slowing economy and an aggressive Federal Reserve Bank. In this environment, healthcare stocks provided an excellent defensive investment, as the managed care and pharmaceutical sectors outperformed the market. Biotechnology was more volatile than the rest of the healthcare sector, but these stocks staged a significant rally over the final six weeks of the quarter. At the same time, energy and utilities provided support to a market that has become biased against high-growth, high-beta stocks.

Despite the record levels achieved at the outset of the year, 2000 has been a difficult time for investors. All of the major large cap benchmarks are in negative territory for the year, with the Dow Jones Industrials having the worst performance, dropping 9.13% through June. After reaching another record in March, the NASDAQ Composite Index fell into negative territory and has now lost 2.54% in 2000, while the S&P 500 Index has fallen 0.42%. However, small and mid-cap stocks have been the best performers for the year, with the Russell 2000 Index gaining 3.04% and the S&P Midcap Index jumping 8.98%.

Performance: For the one year ended ended June 30, 2000 the Fund's Class Q shares provided a total return of 61.08% versus 28.39% for the Russell 2000 Growth Index for the same period.

Portfolio Specifics: The Fund invests in high-growth, high-beta stocks, which were very volatile during the period, but the portfolio has been diversified substantially since the beginning of the year to reflect our view that the economy would slow in response to rising interest rates. While our allocation towards technology stocks remains significant, it is more selective, and the rest of the Fund has continued to diversify into themes such as "Flourishing in the Managed Care Environment," the "Life Sciences Revolution," and "Re-Energizing America." We also used the volatility in the market to add to or enter into new positions in the portfolio.

Some of the individual stocks that were significant contributors to performance in the first half of 2000 were Alkermes, Digital Lightwave, Power-One, and Virata Corp.

Market Outlook: We expect that the Federal Reserve Bank's six rate increases will slow the US economy, creating a more challenging backdrop for investors in the remainder of 2000. The market has already started to broaden from the technology and telecommunications driven market of late 1999 and the first quarter of this year. However, this broadening will create a "market of stocks" as opposed to a "stock market," where company performance will vary significantly within specific industries. Competitive positioning and business strategies will differentiate companies, as they deal with secular changes such as globalization and the Internet.

Companies will not be treated equally in the slowing US economy, and the stock market will do the same, creating significant opportunities for active portfolio managers to outperform their benchmarks. The ability to identify companies with consistent earnings growth will be essential to steering through the current economic environment. By blending bottoms-up research and a top-down thematic approach, we believe that we will be able to identify stocks that will flourish in the changing economy. At the same time, we will continue to seek to exploit the market volatility to our investors' advantage, using weakness to accumulate or add to positions opportunistically. * Effective April 1, 2000 Pilgrim Investments, Inc. began providing investment advisory services directly for the Fund. Prior to that date the Fund had been sub-advised by Nicholas Applegate Capital Management.

Portfolio
Manager's Report                                    PILGRIM SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

                                          8/31/95    6/96     6/97     6/98     6/99   6/30/00
                                          -------    ----     ----     ----     ----   -------
Pilgrim SmallCap Growth Fund Class Q       10,000   12,440   13,033   14,942   18,047   29,056
Russell 2000 Growth Index                  10,000   11,592   12,125   13,725   14,864   19,083

                                                Average Annual Total Returns for
                                                 the Period Ended June 30, 2000
                                                 ------------------------------
                                                               Since Inception
                                                   1 Year          8/31/95
                                                   ------          -------
Class Q                                            61.08%          24.65%
Russell 2000 Growth Index                          28.39%          14.32%(1)

Based on a $10,000 initial investment, the graph and table above illustrates the total return of Pilgrim SmallCap Growth Fund against the Russell 2000 Growth Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown without the imposition of any sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

----------
(1) Since inception performance for the index is shown from 09/01/95.


Principal Risk Factor(s): In exchange for higher growth potential, stocks of smaller companies may entail greater price variability than those of larger companies. International investing does pose special risks, including currency fluctuation and poltical risks not found in investments that are solely domestic.

            See accompanying index descriptions on pages 34 and 35.

-------------
International
Equity Funds
-------------

                                                                       Portfolio
PILGRIM WORLDWIDE GROWTH FUND                                   Manager's Report
--------------------------------------------------------------------------------

Management Team: Catherine Somhegyi, Partner, Chief Investment Officer, Global Equity Management; Andrew B. Gallagher, Partner, Portfolio Manager; Loretta J. Morris, Partner, Portfolio Manager; Randall S. Kahn, CFA, Portfolio Manager; Lawrence S. Speidell, CFA, Partner, Director of Global/Systematic Portfolio Management and Research; Pedro V. Marcal, Partner, Portfolio Manager; Ernesto Ramos, Ph.D., Melisa A. Grigolite, Portfolio Manager.

Goal: The Worldwide Growth Fund (the "Fund" or "Worldwide Growth") seeks to maximize long-term capital appreciation through investments in growth-oriented companies around the world, regardless of geographic location.

Market Overview: A number of factors contributed to the positive environment for global investing during the twelve-month period ended June 30, 2000.

In the US, strong corporate profits and investor confidence in the durability of the economic expansion sent stocks higher in spite of rising interest rates and volatility. For the twelve months ended June 30, 2000, the S&P 500 Index rose 7.2% and the tech-heavy Nasdaq Composite Index advanced 47.7%

In response to booming US GDP growth, the Federal Reserve Bank increased short-term interest rates a total of 1.75% on six separate occasions from June 1999 through May 2000. Following a spring correction in the technology sector, renewed optimism that the Federal Reserve Bank may be close to completing its round of rate hikes drove equity prices higher in June 2000. During the month, most US stock indexes posted positive returns, led by the Nasdaq, which was up 16.6%.

Amid acceleration in GDP growth in many of its member countries, the European Central Bank also increased rates a total of 1.75% on five separate occasions during the fiscal year.

Increased productivity, the technology revolution, and structural reform propelled international stock markets higher during the twelve-month period, despite rising rates. The MSCI EAFE Index gained 17.2% in the period, after advancing 22.2% during the second half of 1999. In the first six months of 2000, equities overseas moved in tandem with the US market, falling in response to concerns over higher interest rates, inflation, and high valuations among technology stocks.

Performance: For the one year ended June 30, 2000 the Fund's Class Q shares provided a total return of 42.63% versus 12.53% for the MSCI World Index for the same period.

Portfolio Specifics: The Fund's strong performance was largely attributable to stock selection in the US, although stock selection in Japan, the UK, and Canada also positively impacted results. Strong domestic performers included computer hardware manufacturer, Sun Microsystems; systems and business applications software provider, Oracle Corporation; and Genentech, a biotechnology firm. Other top-performing holdings were UK-based ARM Holdings, a microprocessor designer, and Nortel Networks, a Canadian telecommunications company.

During the period, on a stock-specific basis, we significantly increased the fund's exposure to technology, reflecting our conviction in this sector's compelling long-term growth potential.

Market Outlook: We remain optimistic in our outlook for global investing as we continue to identify high-growth companies poised to benefit from positive change. Favorable themes such as increased international trade, deregulation, and restructuring should all bode well for the Worldwide Growth Fund.

Portfolio
Manager's Report                                   PILGRIM WORLDWIDE GROWTH FUND
--------------------------------------------------------------------------------

                                         8/31/95    6/96     6/97     6/98     6/99   6/30/00
                                         -------    ----     ----     ----     ----   -------
Pilgrim Worldwide Growth Fund Class Q     10,000   11,376   13,792   17,328   23,956   34,168
MSCI World Index                          10,000   11,586   14,229   16,714   19,401   21,833

                                                Average Annual Total Returns for
                                                 the Periods Ended June 30, 2000
                                                 -------------------------------
                                                               Since Inception
                                                   1 Year          8/31/95
                                                   ------          -------
Class Q                                             42.63%          28.90%
MSCI World Index                                    12.53%          17.53%

Based on a $10,000 initial investment, the graph and table above illustrates the total return of Pilgrim Worldwide Growth Fund against the Morgan Stanley Capital International (MSCI) World Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown without the imposition of any sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Principal Risk Factor(s): International investing does pose special risks, including currency fluctuation and political risks not found in investments that are solely domestic.

The Fund may invest in companies located in countries with emerging securities markets when the sub-advisor believes they present attractive investment opportunities. Risks of foreign investing are generally intensified for investments in emerging markets.

            See accompanying index descriptions on pages 34 and 35.

-------------
International
Equity Funds
-------------

                                                                       Portfolio
PILGRIM INTERNATIONAL CORE GROWTH FUND                          Manager's Report
--------------------------------------------------------------------------------

Management Team: Catherine Somhegyi, Chief Investment Officer; Loretta Morris, Partner, Portfolio Manager; Randall Kahn, CFA, Portfolio Manager; Lawrence S. Speidell, CFA, Partner, Director of Global/Systematic Portfolio Management and Research; Pedro V. Marcal, Partner, Portfolio Manager; Jason Campbell, Portfolio Manager; Melisa Grigolite, Portfolio Manager; Jessica Goncalves, Portfolio Manager; Ernesto Ramos, Portfolio Manager; Christopher Angioletti, Portfolio Manager; Jon Borchardt, Investment Analyst; John Bracken, Jr., Investment Analyst; Investment Analyst; Theodora Jamison, Investment Analyst; David Lopez, Investment Analyst; John Mazur, Investment Analyst; Andrew Parmet, Investment Analyst; Jacob Pozharny, Investment Analyst; Rolf Schild, Investment Analyst.

Goal: The International Core Growth Fund (the "Fund" or "International Core Growth") seeks to maximize total return by investing primarily in companies located outside the United States with market capitalizations corresponding to the top 75% of publicly traded companies as measured by stock market capitalizations within each country.

Market Overview: Structural reform, increased productivity, and the technology revolution were among the many positive factors that sent international stock markets higher during the fiscal year ended June 30, 2000. The Morgan Stanley Capital International ("MSCI") EAFE Index advanced 17.2% in the period, after gaining 22.2% during the second half of 1999. In the first six months of 2000, equities overseas moved in tandem with the US market, falling in response to concerns over rising interest rates, inflation, and lofty valuations among technology stocks.

Investor optimism over a resurgence in economic growth contributed to a 26.5% advance for Japanese stocks during the period, as measured by the MSCI Japan Index. However, in the first half of 2000, Japanese equities languished over concerns about the sustainability of the budding economic recovery. European stocks produced strong results during the period, particularly bourses in Finland, Sweden, and France. Equity markets benefited from structural reform, growth in the technology and telecommunications sectors, and economic expansion. Amid a pick-up in GDP growth in many countries, the European Central Bank raised interest rates a total of 1.75% on five separate occasions during the fiscal year.

Performance: For the one year ended June 30, 2000, the Fund's Class Q shares provided a total return of 32.56% versus 17.44% for the MSCI EAFE Index for the same period.

Portfolio Specifics: Stock selection within the technology sector was responsible for the majority of the Fund's outperformance this period.

Top-performing holdings included telecommunications equipment providers Ericsson, Nokia, and Nortel Networks, headquartered in Sweden, Finland, and Canada, respectively. ASM Lithography, a Netherlands-based supplier of lithography projection systems, and UK-based ARM Holdings, a microprocessor designer, also contributed to the fund's strong results.

Over the course of the fiscal year, on a stock-by-stock basis, we modestly increased the Fund's exposure to Europe while paring back holdings in the Pacific Rim. We significantly increased our exposure to technology stocks, demonstrating our belief in the sector's long-term growth potential. At the same time, we trimmed holdings in the manufacturing, building materials, and commodities industries.

Market Outlook: International markets remain a source of attractive investment opportunities. In Europe, productivity is rising and the economy is being transformed by a restructuring wave that stands to boost corporate profits. Positive factors for Japan include the developing technology industry and rising corporate confidence, which results in increased capital equipment spending. And as aging populations in both Europe and Japan plan for retirement, the demand for equities should strengthen.

In this environment, we are confident that by adhering to our strict investment philosophy we will be able to continue seeking to identify international companies with superior growth prospects.

Portfolio
Manager's Report                          PILGRIM INTERNATIONAL CORE GROWTH FUND
--------------------------------------------------------------------------------

                                                  2/28/97    6/97     6/98     6/99   6/30/00
                                                  -------    ----     ----     ----   -------
Pilgrim International Core Growth Fund Class Q     10,000   11,952   14,856   15,810   20,957
MSCI EAFE Index                                    10,000   11,349   12,073   13,030   15,303

                                                Average Annual Total Returns for
                                                 the Periods Ended June 30, 2000
                                                 -------------------------------
                                                               Since Inception
                                                   1 Year          2/28/97
                                                   ------          -------
Class Q                                            32.56%          24.87%
MSCI EAFE Index                                    17.44%          13.61%(1)

Based on a $10,000 initial investment, the graph and table above illustrates the total return of Pilgrim International Core Growth Fund against the Morgan Stanley Capital International Europe, Australia, Far East Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown without the imposition of any sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

----------
(1) Since inception performance for the index is shown from 03/01/97.


Principal Risk Factor(s): International investing does pose special risks, including currency fluctuation and political risks not found in investments that are solely domestic.

            See accompanying index descriptions on pages 34 and 35.

-------------
International
Equity Funds
-------------

PILGRIM INTERNATIONAL
SMALLCAP GROWTH FUND
                                                                       Portfolio
                                                                Manager's Report
--------------------------------------------------------------------------------

Management Team: Catherine Somhegyi, Chief Investment Officer; Loretta J. Morris, Partner, Portfolio Manager; Randall S. Kahn, CFA, Portfolio Manager; Lawrence S. Speidell, CFA, Partner, Director of Global/Systematic Portfolio Management and Research; Pedro V. Marcal, Partner, Portfolio Manager; Ernesto Ramos, Ph.D., Portfolio Manager; Jason Campbell, Portfolio Manager; Jessica Goncalves, Portfolio Manager; Melisa Grigolite, Portfolio Manager; Christopher Angioletti, Portfolio Manager; Jon Borchardt, Investment Analyst; John Bracken, Jr., Investment Analyst; Investment Analyst; Theodora Jamison, Investment Analyst; David Lopez, Investment Analyst; John Mazur, Investment Analyst; Andrew Parmet, Investment Analyst; Jacob Pozharny, Investment Analyst; Rolf Schild, Investment Analyst.

Goal: The International SmallCap Growth Fund (the "Fund" or "International SmallCap Growth") seeks to maximize long-term capital appreciation through investing primarily in companies located outside the United States corresponding to the lower 25% market capitalization within each country with a maximum market cap of $5 billion.

Market Overview: International small-cap stocks posted solid gains for the fiscal year ended June 30, 2000, led by advances in Japan, Italy, France, and Switzerland. The Morgan Stanley Capital International ("MSCI") EAFE Small Cap Index advanced 10.7% during the period and was resilient to the spring correction in technology stocks, outperforming both the S&P 500 Index and the Russell 2000 Index during the first six months of 2000.

In Japan, the MSCI Japan Small Cap Index advanced 19.2% as the trends of structural reform, corporate restructuring and consolidation helped smaller companies flourish.

In Europe, the advent of the Economic Monetary Union (EMU) created a favorable environment for small companies as EMU fostered heightened competition and an increased desire to boost efficiency. Small stocks in Europe rose 8.6% during the period, as measured by the MSCI Europe Small Cap Index.

Performance: For the one year ended June 30, 2000, the Fund's Class Q shares provided a total return of 82.99% versus 14.54% for the Salomon EPAC EMI (Europe Pacific Australasia Composite Extended Market Index) for the same period.

Portfolio Specifics: Technology companies in Japan, the United Kingdom, and Germany drove the Fund's substantial outperformance during the fiscal year. One of the Fund's major contributors to performance was ARM Holdings PLC, a United Kingdom-based designer of reduced instruction set computing (RISC) microprocessors. Another top performer included Dialog Semiconductor, a German chip manufacturer supplying the mobile communications industry. Both companies are involved in computer chips.

Market   Outlook: We  remain  optimistic  about  the  investment  potential  for international small cap stocks due to many positive factors, including:

* Continued advances in technology and structural reforms that are reshaping the world's business landscape and creating opportunities for smaller companies

The emergence of stock markets such as Neuer Markt in Germany, Nouveau Marche in France, Mothers Exchange in Japan, and Nasdaq Japan which provide new avenues for investors to gain access to smaller, high-growth companies outside the United States.

Portfolio
Manager's Report                      PILGRIM INTERNATIONAL SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

                                                      8/31/95    6/96     6/97     6/98     6/99   6/30/00
                                                      -------    ----     ----     ----     ----   -------
Pilgrim International SmallCap Growth Fund Class Q     10,000   11,496   14,093   18,426   22,672   41,487
Salomon EPAC EMI Index                                 10,000   11,343   11,483   11,568   11,987   13,730

                                                Average Annual Total Returns for
                                                 the Periods Ended June 30, 2000
                                                 -------------------------------
                                                               Since Inception
                                                   1 Year          8/31/95
                                                   ------          -------
Class Q                                            82.99%           34.17%
Salomon EPAC EMI Index                             14.54%            6.78%

Based on a $10,000 initial investment, the graph and table above illustrates the total return of Pilgrim International SmallCap Growth Fund against the Salomon EPAC Extended Market Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown without the imposition of any sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Principal Risk Factor(s): International investing does pose special risks, including currency fluctuation and political risks not found in investments that are solely domestic. In exchange for higher growth potential, stocks of smaller companies may entail greater price variability than those of larger companies. The Fund may invest in companies located in countries with emerging securities markets when the subadviser believes they present attractive investment opportunities. Risks of foreign investing are generally intensified for investments in emerging markets.

            See accompanying index descriptions on pages 34 and 35.

-------------
International
Equity Funds
-------------

                                                                       Portfolio
PILGRIM EMERGING COUNTRIES FUND                                 Manager's Report
--------------------------------------------------------------------------------

Management Team: Catherine Somhegyi, Chief Investment Officer; Pedro V. Marcal, Partner, Portfolio Manager; Ernesto Ramos, Ph.D., Portfolio Manager; Lawrence S. Speidell, CFA, Partner, Director of Global/Systematic Portfolio Management and Research; Jessica Goncalves, Portfolio Manager; Jason Campbell, Portfolio Manager; Theodora Jamison, Investment Analyst; John Mazur, Investment Analyst; Andrew Parmet, Investment Analyst.

Goal: The Emerging Countries Fund (the "Fund" or "Emerging Countries") seeks to provide long-term capital appreciation through investing in companies of developing countries around the world.

Market Overview: Stocks in the world's emerging countries trekked higher during the fiscal year ended June 30, 2000. The MSCI Emerging Markets Free Index increased 8.8%, largely due to impressive fourth quarter 1999 gains in the Europe, Middle East, and Africa (EMEA) region and Latin America.

Gains in EMEA markets were attributable to the improvement in macroeconomic conditions in the region, such as strength in manufacturing output, a massive decrease in inflation, robust consumption and robust export growth.

The MSCI Turkey Index turned in a stellar performance, up 118.0% for the 12-month period. Returns were driven by many factors, including:

*    Strong capital inflows resulting from the country's privatization program

* The Central Bank of Turkey's adoption of a new exchange rate regime in support of the government's disinflation program

*    An upgrade in Turkey's long-term credit rating by Standard & Poor's.

Israel and Russian markets also posted significant gains. The MSCI Israel Index advanced 60.9%. The election of reform-minded Vladimir Putin as Russia's prime minister buoyed stocks in the country, as did massive foreign currency reserves, a revival in domestic industry, and a boom in the price of oil-Russia's chief export. The MSCI Russia index rose 40.2% for the fiscal year.

The MSCI EMF Latin America Index returned 16.7% in the period amid the continued strength in the region's economies. Strong fundamentals, such as increases in commodity prices, exports and industrial production boosted Latin American economies. Brazil was the region's top-performing market, with the MSCI Brazil Index advancing 52.2% during the period.

Stocks in emerging Asian countries dipped slightly during the fiscal year as strength in Indian and Malaysian markets was offset by losses in Indonesia, the Philippines and Thailand. Nevertheless, Asian markets continued to benefit from the prevalent themes of strong earnings growth, increased exports to the United States and improving domestic economies.

Performance: For the one year ended June 30, 2000, the Fund's Class Q shares provided a total return of 20.58%, substantially outperforming the MSCI EMF Index, which was up 9.47% for the same period.

Portfolio Specifics: The Fund's relative outperformance was primarily attributable to stock selection in India and Mexico, as well as being in Singapore. The Fund's overweighting in technology also contributed to performance during the period.

Among the fund's best-performing stocks were Infosys Technologies, an Indian IT consulting and software services firm; SK Telecoms, a provider of cellular services in South Korea; Brazil's Petrobras, an integrated oil company; and Dimension Data of South Africa, a systems integrator company;and China Telecom, a provider of cellular telecommunications to many of China's most economically developed provinces.

On a bottom-up, fundamental basis, we increased the fund's exposure to the technology stocks, while paring back holdings in the financial services and manufacturing sectors.

Market Outlook: We remain enthusiastic about the investment prospects for the world's emerging markets, particularly within the technology sector. We believe that technology will be at the core of the improvements in healthcare, education and business that these developing countries are seeking.

Portfolio
Manager's Report                                 PILGRIM EMERGING COUNTRIES FUND
--------------------------------------------------------------------------------

                                           8/31/95    6/96     6/97     6/98     6/99   6/30/00
                                           -------    ----     ----     ----     ----   -------
Pilgrim Emerging Countries Fund Class Q     10,000   11,624   15,200   12,351   14,051   16,943
MSCI EMF Index                              10,000   10,865   12,258    7,467    9,611   10,521

                                                Average Annual Total Returns for
                                                 the Periods Ended June 30, 2000
                                                 -------------------------------
                                                               Since Inception
                                                    1 Year         8/31/95
                                                    ------         -------
Class Q                                             20.58%         11.51%
MSCI EMF Index                                       9.47%          1.06%

Based on a $10,000 initial investment, the graph and table above illustrates the total return of Pilgrim Emerging Countries Fund against the Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown without the imposition of any sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Principal Risk Factor(s): International investing does pose special risks, including currency fluctuation and political risks not found in investments that are solely domestic. The Fund may invest in companies located in countries with emerging securities markets when the subadviser believes they present attractive investment opportunities. Risks of foreign investing are generally intensified for investments in emerging markets.

            See accompanying index descriptions on pages 34 and 35.

------
Income
Funds
------

                                                                       Portfolio
PILGRIM GOVERNMENT SECURITIES INCOME FUND                       Manager's Report
--------------------------------------------------------------------------------

Portfolio Management: Robert K. Kinsey, Vice President & Senior Portfolio
Manager

Goals: Pilgrim Government Securities Income Fund (the "Fund" or "Government Securities Income") seeks high current income, consistent with liquidity and preservation of capital, by investing in securities issued or guaranteed by the
U. S. Government and certain of its agencies and instrumentalities.

Bond Market Overview: The bond market experienced extraordinary bouts of illiquidity up until the latter part of the second quarter of 2000. While weakness in the equity market boded well for U. S. Treasuries, most other government issues were pummelled. However, the successful completion of several record-breaking multi-billion dollar agency offerings marked a turnaround by late May. Government sponsored enterprises (GSEs) faced some very rough sledding early in 2000 as a congressional committee and political pundits questioned the unique relationship between the Treasury Department, Fannie Mae ("FNMA") and Freddie Mac ("FHLMC"). However, the successful completion of several record-breaking new agency issues marked the turnaround in spread product by late May. Despite numerous Federal Reserve Bank tightenings, Treasuries have been well bid in the face of government buybacks and signs that the domestic economy is slowing.

Performance: For the period from inception (4/5/00) through June 30, 2000, the Fund's Class Q shares provided a total return of 0.94% compared to the Lehman Government/Mortgage Index and the Lehman Intermediate Treasury Index which returned 1.17% and 1.80%, respectively for the same period

Portfolio Specifics: The duration of the Fund remained short of the Lehman Mortgage Index, yet longer than the Lehman Intermediate Treasury Index in order to maintain our dividend. The Fund continues to be concentrated in mortgage backed securities; however, we have added FNMA collateralized by multi-family properties, bonds, Small Business Administration paper, and bullet agencies at compelling levels.

Market Outlook: The Fund continues to offer a handsome yield advantage over Treasuries. Owing to our restrictive guidelines, our ongoing strategy is to provide the best dividend possible within the context of the market and with few, if any, negative surprises. We will continue to exploit market inefficiencies in the multi-family sector of the government market while avoiding large duration bets.

Portfolio
Manager's Report                       PILGRIM GOVERNMENT SECURITIES INCOME FUND
--------------------------------------------------------------------------------

                                                       1/3/00      6/30/00
                                                       ------      -------
Pilgrim Government Securities Income Fund Class Q      10,000      10,042
Lehman Government/Mortgage Index                       10,000      10,117
Lehman Intermediate Treasury Index                     10,000      10,180

                                                Average Annual Total Returns for
                                                 the Period Ended June 30, 2000
                                                 ------------------------------
                                                         Since Inception
                                                             4/5/00
                                                             ------
Class Q                                                       0.94%
Lehman Government/Mortgage Index                              1.17%(1)
Lehman Intermediate Treasury Index                            1.80%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim Government Securities Income Fund against the Lehman Brothers Government/Mortgage Index and the Lehman Brothers Intermediate Treasury Index. The Indices have an inherent performance advantage over the Fund since they have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

----------
(1) Since inception performance for the index is shown from 4/1/00.


Principal Risk Factor(s): Exposure to financial, market and interest rate risks. Higher yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio, and in some cases, the lower market prices for those instruments.

            See accompanying index descriptions on pages 34 and 35.

------
Income
Funds
------

                                                                       Portfolio
PILGRIM STRATEGIC INCOME FUND                                   Manager's Report
--------------------------------------------------------------------------------

Management Team: Robert Kinsey, Vice President & Senior Portfolio Manager; Kevin Mathews, Vice President & Senior Portfolio Manager; Charles Ullerich, Vice President & Portfolio Manager.

Goals: Pilgrim Strategic Income Fund (the "Fund" or "Strategic Income") seeks maximum total return by investing primarily in debt securities issued by U. S. and foreign entities, as well as U. S. and foreign governments and their agencies and instrumentalities, that are rated investment grade by a nationally recognized statistical rating agency, or of comparable quality if unrated. Up to 40% of the Fund's assets may be invested in high yield securities rated below investment grade.

Bond Market Overview: The high quality bond market experienced extraordinary bouts of illiquidity up until the latter part of the second quarter of 2000. While weakness in the equity market boded well for U. S. Treasuries, a number of corporate bonds were pummelled by earnings warnings and downgrades. Event risk returned to the corporate market with a vengeance, raising the ugly specter of credit-damaging shareholder enhancement programs. Credit-harming mergers and acquisitions also made headlines. However, the successful completion of several record-breaking new issues marked the turnaround in spread product by late May. Agencies faced some very rough sledding early in 2000 as a congressional committee and political pundits questioned the unique relationship between the Treasury Department, Fannie Mae (FNMA) and Freddie Mac (FHLMC). Despite numerous Federal Reserve Bank tightenings, long-term Treasuries have been well bid in the face of government buybacks and signs that the domestic economy is slowing.

The first half of 2000 was better than the second half of 1999, but not by much. The negative returns of 1999 were succeeded by flat returns in 2000. High yield bond prices continued to decline in the first half of 2000, but when combined with coupon income, total returns on the sector came close to zero.

Federal Open Market Committee (FOMC) policy continued the tightening bias of 1999 with further interest rate increases in the first half of 2000. After raising the Federal Reserve Bank Funds target rate from 5% to 5.5% in the second half of 1999, the FOMC raised rates from 5.5% to 6.5% in the first half of 2000. The FOMC continues to be concerned that the domestic economy is growing too quickly and that the result might be increased inflation. Much of the price behavior in the high yield market can be directly attributed to participants fear that the Federal Reserve Bank will over-tighten, pushing the economy into a recession.

Through the year ended June 30, 2000, the ten-year Treasury yield was basically unchanged yielding just below 6% at the beginning of the period and just above 6% at the end of the period. High yield bonds, reflecting the increased risk premium demanded by the market, rose in yield, falling in price over the same time period. Spreads remained virtually unchanged from the beginning to the end of the second half of 1999, but widened by 100 to 125 basis points on most of the major high yield indices in the first half of 2000. This activity reflected the fear of recession as well as rising default rates, declining recovery rates, and weak technical conditions resulting from mutual fund net redemptions. Mutual fund outflows totaled in excess of $6 billion in the first half of 2000, although trends have been more positive in the latter half with sales outpacing redemptions.

In the first half of 2000, trends from the second half of 1999 continued as higher rated issues outperformed lower rated issues. In order of performance for 2000, Double-B issues ranked first followed by Single-B and at the bottom Triple-C and lower rated issues. These results are to be expected with the increased level of investor sensitivity to economic conditions. Concerns about the market did not seem to significantly slow new issuance. First half of 2000 issuances totaled $27 billion, down only marginally from the $35 billion total from the second half of 1999. This is a positive sign as there is still buyer demand for quality issues, even in a slow and cautious market.

Performance: For the one year ended June 30, 2000 the Fund's Class Q shares provided a total return of 3.55% compared to the Lehman Brothers Aggregate Index which returned 4.57% for the same period.

Portfolio Specifics: A significant commitment to U. S. Treasuries on the heels of the government's buyback announcement boosted returns. Following the under-performance of corporate bonds in the early part of the year, we added Lucent, Wal-Mart, and insured Banco Santander paper along with several agency debentures in May. We maintained our presence in puttable corporates.

The Fund outperformed most of it's peers over the past year due to a large concentration in the Communications sector. The best performing credits were those on the leading edge of telecommunication technology including providers of digital subscriber lines, wireless voice and internet/data connectivity, and firms that provide access technology for internet data sites. Equally important has been the avoidance of sectors that have significantly underperformed the market including Healthcare, Food & Drug, and Retail credits.

Credit quality has played a role in performance the last twelve months. Double-B issues have significantly outperformed the market while Triple-C's have underperformed. The Fund's average credit quality weighting of Single-B has slightly helped the portfolio, providing a return close to the market averages. Overall, the Fund's management feels the credit quality of the portfolio is good and positioned for outperformance in the second half of 2000.

Market Outlook: Agency debentures offer excellent relative value especially now that Congress is unlikely to move against the government sponsored enterprises anytime soon. Despite the strong rally relative to Treasuries and swaps, we feel that selective corporate bonds are cheap. We continue to avoid event risk candidates and long-dated corporate paper, and we focus on larger more liquid issues. Recent economic data point to a recent Federal Reserve Bank-engineered slowdown, and the market consensus is for only one more tightening. Consequently the surprise, non-consensus, outcome

Portfolio
Manager's Report                                   PILGRIM STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

seems to poise the greatest risk to interest rates. Nevertheless, we are slightly long in duration, but would trim that to neutral if rates rally significantly.

Our outlook is cautious as we continue to witness an FOMC that has a bias to tighten monetary policy. The danger of recession is real as the Federal Reserve Bank typically creates a soft-landing, or a slowing of economic growth and inflation without a recession, about 50% of the time once they begin tightening. When they create a recession, the results can be problematic for high yield bonds. We have also taken note of the increasingly tough stance taken by banks and other lenders on not being willing to waive convenant violations. This causes high yield credits to get into trouble faster as there is less forbearance on the part of senior bank lenders. Finally, the high yield market itself is less forgiving. Quality names will snap back with the market, marginal credits will eventually recover if investors wait, but weak issuers are given no benefit of the doubt. Weak issues can not hide behind general market trends. Given this, it becomes obvious it is a credit pickers market. Diligence in the credit review and monitoring process has become key to maintaining returns above the benchmark averages.

                                                  7/27/98      6/99     6/30/00
                                                  -------      ----     -------
Pilgrim Strategic Income Fund Class Q              10,000     10,254     10,608
Lehman Brothers Aggregate Index                    10,000     10,293     10,763

                                                Average Annual Total Returns for
                                                the Periods Ended June 30, 2000
                                                -------------------------------
                                                              Since Inception
                                                   1 Year         7/27/98
                                                   ------         -------
Class Q                                             3.55%          3.11%
Lehman Brothers Aggregate Index                     4.57%          3.91%(1)

Based on a $10,000 initial investment, the graph and table above illustrates the total return of Pilgrim Strategic Income Fund against the Lehman Brothers Aggregate Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown without the imposition of any sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

----------
(1) Since inception performance for the index is shown from 08/01/98.


Principal Risk Factor(s): Exposure to financial, market and interest rate risks. High yields reflect the higher credit risks associated with certain lower rated securities in the fund's portfolio and in some cases, the lower market prices for those instruments.

            See accompanying index descriptions on pages 34 and 35.

------
Income
Funds
------

                                                                       Portfolio
PILGRIM HIGH YIELD FUND                                         Manager's Report
--------------------------------------------------------------------------------

Management Team: Kevin Mathews, Senior Vice President & Senior Portfolio Manager, Charles Ullerich, Vice President & Portfolio Manager

Goals: Pilgrim High Yield Fund (the "Fund" or "High Yield") seeks to provide a high level of current income, with capital appreciation as a secondary objective, by investing in high yield debt securities.

Market Overview: The first half of 2000 was better than the second half of 1999, but not by much. The negative returns of 1999 were succeeded by flat returns in 2000. High yield bond prices continued to decline in the first half of 2000 but, when combined with coupon income, total returns on the sector came close to zero.

Federal Open Market Committee (FOMC) policy continued the tightening bias of 1999 with further interest rate increases in the first half of 2000. After raising the Federal Reserve Bank Funds target rate from 5% to 5.5% in the second half of 1999, the FOMC raised rates from 5.5% to 6.5% in the first half of 2000. The FOMC continues to be concerned that the domestic economy is growing too quickly and that the result might be increased inflation. Much of the price behavior in the high yield market can be directly attributed to participants fear that the Federal Reserve Bank will over-tighten, pushing the economy into a recession.

Through the year ended June 30, 2000, the ten-year Treasury yield was basically unchanged, yielding just below 6% at the beginning of the period and just above 6% at the end of the period. High yield bonds, reflecting the increased risk premium demanded by the market, rose in yield, falling in price over the same time period. Spreads remained virtually unchanged from the beginning to the end of the second half of 1999, but widened by 100 to 125 basis points on most of the major high yield indices in the first half of 2000. This activity reflected the fear of recession as well as rising default rates, declining recovery rates, and weak technical conditions resulting from mutual fund net redemptions. Mutual fund outflows totaled in excess of $6 billion in the first half of 2000, although trends have been more positive in the latter half with sales outpacing redemptions.

In the first half of 2000 trends from the second half of 1999 continued as higher rated issues outperformed lower rated issues. In order of performance for 2000, Double-B issues ranked first followed by Single-B and at the bottom Triple-C and lower rated issues. These results are to be expected with the increased level of investor sensitivity to economic conditions. Concerns about the market did not seem to significantly slow new issuance. First half of 2000 issuance totaled $27 billion, down only marginally from the $35 billion total from the second half of 1999. This is a positive sign as there is still buyer demand for quality issues, even in a slow and cautious market.

Performance: For the one year ended June 30, 2000, the Fund's Class Q shares declined 5.29% compared to the Lehman Brothers High Yield Index, which declined 1.02%, and the First Boston High Yield Index, which declined 0.40% for the same period.

Portfolio Specifics: The Fund held overweighted positions in the Communications sector, including the wireless, wireline, and internet subsectors, which helped performance for the twelve months. Underperforming issues in the Manufacturing and Electronics sectors adversely impacted returns for the period. Issues that are $100-200 million in size have become less desirable in the last year as market participants have defensively sought the biggest and most liquid issues. The Fund holds many cash pay issues in this size range. Although these issues have negatively impacted performance, the Fund's management feels the credit quality of these issues is sound.

Portfolio cash levels have risen recently as we expect the market to provide attractive buying opportunities in the latter part of the second half of 2000. Consistent with our goal of managing a stable dividend fund with an emphasis on domestic cash pay issues, the Fund's management has been taking the opportunity to consolidate positions. Our avoidance of emerging market and foreign issues, and equity investments, hurt performance in the last twelve months as these markets outperformed significantly. Double-B issues have significantly outperformed the market while Triple-C's have underperformed. The Fund's average credit quality weighting of Single-B has slightly helped the portfolio, providing a return close to the market averages.

Market Outlook: Our outlook is cautious as we continue to witness an FOMC that has a bias to tighten monetary policy. The danger of recession is real as the Federal Reserve Bank typically creates a soft-landing, or a slowing of economic growth and inflation without a recession, about 50% of the time once they begin tightening. When they create a recession, the results can be problematic for high yield bonds. We have also taken note of the increasingly tough stance taken by banks and other lenders on not being willing to waive convenant violations. This causes high yield credits to get into trouble faster as there is less forbearance on the part of senior bank lenders. Finally, the high yield market itself is less forgiving. Quality names will snap back with the market, marginal credits will eventually recover if investors wait, but weak issuers are given no benefit of the doubt. Weak issues can not hide behind general market trends. Given this, it becomes obvious it is a credit pickers market. Diligence in the credit review and monitoring process has become key to maintaining returns above the benchmark averages.

Portfolio
Manager's Report                                         PILGRIM HIGH YIELD FUND
--------------------------------------------------------------------------------

                                             6/17/99        6/99       6/30/00
                                             -------        ----       -------
Pilgrim High Yield Fund Class Q               10,000       10,034       9,503
First Boston High Yield Index                              10,000       9,960
Lehman High Yield Index                                    10,000       9,898

                                                Average Annual Total Returns for
                                                 the Period Ended June 30, 2000
                                                 ------------------------------
                                                              Since Inception
                                                  1 Year          6/17/99
                                                  ------          -------
Class Q                                           -5.29%           -4.78%
First Boston High Yield Index                     -0.40%           -0.40%(1)
Lehman High Yield Index                           -1.02%           -1.02%(1)

Based on a $10,000 initial investment, the graph and table above illustrates the total return of Pilgrim High Yield Fund against the First Boston High Yield Index and the Lehman High Yield Index. The Indices have an inherent performance advantage over the Fund since they have no cash in their portfolio, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown without the imposition of any sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

----------
(1) Since inception performance for the index is shown from 07/01/99.


Principal Risk Factor(s): Exposure to financial market and interest rate risk. Higher yields reflect the higher credit risks associated with certain lower rated securities in the fund's portfolio, and in some cases, the lower market prices for those instruments.

            See accompanying index descriptions on pages 34 and 35.

------
Income
Funds
------

                                                                       Portfolio
PILGRIM HIGH YIELD FUND II                                      Manager's Report
--------------------------------------------------------------------------------

Management Team: Kevin Mathews, Senior Vice President & Senior Portfolio Manager, Charles Ullerich, Vice President & Portfolio Manager

Goals: Pilgrim High Yield Fund II (the "Fund" or "High Yield II") seeks to provide a high level of current income and capital growth by investing in high yield debt securities.

Market Overview: The first half of 2000 was better than the second half of 1999, but not by much. The negative returns of 1999 were succeeded by flat returns in 2000. High yield bond prices continued to decline in the first half of 2000 but when combined with coupon income, total returns on the sector came close to zero.

Federal Open Market Committee (FOMC) policy continued the tightening bias of 1999 with further interest rate increases in the first half of 2000. After raising the Federal Reserve Bank Funds target rate from 5% to 5.5% in the second half of 1999, the FOMC raised rates from 5.5% to 6.5% in the first half of 2000. The FOMC continues to be concerned that the domestic economy is growing too quickly and that the result might be increased inflation. Much of the price behavior in the high yield market can be directly attributed to participants fear that the Federal Reserve Bank will over-tighten, pushing the economy into a recession.

Through the year ended June 30, 2000, the ten-year Treasury yield was basically unchanged yielding just below 6% at the beginning of the period and just above 6% at the end of the period. High yield bonds, reflecting the increased risk premium demanded by the market, rose in yield, falling in price over the same time period. Spreads remained virtually unchanged from the beginning to the end of the second half of 1999, but widened by 100 to 125 basis points on most of the major high yield indices in the first half of 2000. This activity reflected the fear of recession as well as rising default rates, declining recovery rates, and weak technical conditions resulting from mutual fund net redemptions. Mutual fund outflows totaled in excess of $6 billion in the first half of 2000, although trends have been more positive in the latter half with sales outpacing redemptions.

In the first half of 2000 trends from the second half of 1999 continued as higher rated issues outperformed lower rated issues. In order of performance for 2000, Double-B issues ranked first followed by Single-B and at the bottom Triple-C and lower rated issues. These results are to be expected with the increased level of investor sensitivity to economic conditions. Concerns about the market did not seem to significantly slow new issuance. First half of 2000 issuances totaled $27 billion, down only marginally from the $35 billion total from the second half of 1999. This is a positive sign as there is still buyer demand for quality issues, even in a slow and cautious market.

Performance: For the one year ended June 30, 2000, the Fund's Class Q shares provided a total return of 4.04% compared to the Lehman Brothers High Yield Index, which declined 1.02%, and the First Boston High Yield Index, which declined 0.40% for the same period.

Portfolio Specifics: The Fund outperformed due to a large concentration in the Communications sector. The best performing credits were those on the leading edge of telecommunication technology including providers of digital subscriber lines, wireless voice and internet/data connectivity, and firms that provide access technology for internet data sites. Equally important has been the avoidance of sectors that have significantly underperformed the market including Healthcare, Food & Drug, and Retail credits.

Portfolio cash levels have risen recently as we expect the market to provide attractive buying opportunities in the latter part of the second half of 2000. We will take the opportunity, early in the second half of 2000, to review our Telecommunications exposure, possibly looking for a reduction in weighting, and to consider sectors that have dramatically underperformed the high yield market during the last 12 to 18 months as possible buy candidates.

Credit quality has played a role in performance the last twelve months. Double-B issues have significantly outperformed the market while Triple-C's have underperformed. The Fund's average credit quality weighting of Single-B has slightly helped the portfolio, providing a return close to the market averages. Overall, the Fund's management feels the credit quality of the portfolio is good and positioned for outperformance in the second half of 2000.

Market Outlook: Our outlook is cautious as we continue to witness an FOMC that has a bias to tighten monetary policy. The danger of recession is real as the Federal Reserve Bank typically creates a soft-landing, or a slowing of economic growth and inflation without a recession, about 50% of the time once they begin tightening. When they create a recession, the results can be problematic for high yield bonds. We have also taken note of the increasingly tough stance taken by banks and other lenders on not being willing to waive convenant violations. This causes high yield credits to get into trouble faster as there is less forbearance on the part of senior bank lenders. Finally, the high yield market itself is less forgiving. Quality names will snap back with the market, marginal credits will eventually recover if investors wait, but weak issuers are given no benefit of the doubt. Weak issues can not hide behind general market trends. Given this, it becomes obvious it is a credit pickers market. Diligence in the credit review and monitoring process has become key to maintaining returns above the benchmark averages.

Portfolio
Manager's Report                                      PILGRIM HIGH YIELD FUND II
--------------------------------------------------------------------------------

                                        3/27/98      6/98       6/99     6/30/00
                                        -------      ----       ----     -------
Pilgrim High Yield Fund II Class Q       10,000     10,185     10,294     10,738
Lehman High Yield Index                  10,000     10,110     10,072      9,969

                                                Average Annual Total Returns for
                                                 the Periods Ended June 30, 2000
                                                 -------------------------------
                                                               Since Inception
                                                   1 Year          3/27/98
                                                   ------          -------
Class Q                                             4.04%            3.20%
Lehman High Yield Index                            -1.02%           -0.14%(1)

Based on a $10,000 initial investment, the graph and table above illustrates the total return of Pilgrim High Yield II Fund against the Lehman Brothers High Yield Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown without the imposition of any sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

----------
(1) Since inception performance for the index is shown from 04/01/98.


Principal Risk Factor(s): Exposure to financial, market and interest rate risks. Higher yields reflect the higher credit risks associated with certain lower rated securities in the fund's portfolio and in some cases, the lower market price for those instruments.

            See accompanying index descriptions on pages 34 and 35.

------------
Equity &
Income Funds
------------

                                                                       Portfolio
PILGRIM BALANCED FUND                                           Manager's Report
--------------------------------------------------------------------------------

Management Team: Kevin Mathews, Senior Vice President & Senior Portfolio Manager; G. David Underwood, Senior Vice President & Senior Portfolio Manager Robert K. Kinsey, Vice President & Senior Portfolio Manager; Charles Ullerich, Vice President & Portfolio Manager.

Goals: The Balanced Fund (the "Fund" or "Balanced") seeks a balance of capital appreciation and current income by investing in a blended portfolio of equity and debt securities with an emphasis on overall total return.

Equity Market Overview: During the 12-month period ended June 30, 2000, heightened volatility punctuated the U.S. equity markets. Sentiment swung from positive to speculative to cautionary following in step with investors perceptions of economic recovery, expansion and then impending slowdown. At period end, the major indices appeared to have gone nearly nowhere, although those of the smaller stocks held on to substantial gains.

Initially, market participants still felt very positive that a global recession did not develop from earlier economic crises in Asia, Latin America and Europe. Solid economic growth in the U.S. helped as well. The broad market S&P 500 Index first responded by advancing to a then new high in July but surrendered it all over the subsequent three months, followed by a surge in late 1999. It repeated a similar pattern through the first half of 2000. Mid-sized and smaller stocks echoed this pattern, although the mid-capitalization stocks managed to hold on to more of their gains through June, 2000.

Rising interest rates over the past year were a major factor in causing the market volatility. Generally, the markets tended to sell off in anticipation of each of the rate increases. Affected most in the process were stocks of companies more sensitive to the economy, which investors traded in to and out of. Technology groups benefited the most. Investors took prices of these stocks to extremes in the fourth quarter of 1999 and again in early 2000, thinking that these companies would be insulated from any downturn. As with any market euphoria, the subsequent corrective phases were sharp. Testimony to the narrowness of the market, five companies, four of which are technology, were primarily responsible for the S&P 500 Index's return over the past year.

Bond Market Overview: The high quality bond market experienced extraordinary bouts of illiquidity up until the latter part of the second quarter of 2000. While weakness in the equity market boded well for U. S. Treasuries, a number of corporate bonds were pummelled by earnings warnings and downgrades. However, the successful completion of several record-breaking new issues marked the turnaround in spread product by late May. Agencies faced some very rough sledding early in 2000 as a congressional committee and political pundits questioned the unique relationship between the Treasury Department and Fannie Mae (FNMA) and Freddie Mac (FHLMC). Despite numerous Federal Reserve Bank tightenings, long-term Treasuries have been well bid in the face of government buybacks and signs that the domestic economy is slowing.

The first half of 2000 was better than the second half of 1999, but not by much. The negative returns of 1999 were succeeded by flat returns in 2000. High yield bond prices continued to decline in the first half of 2000 but, when combined with coupon income, total returns on the sector came close to zero.

Through the year ended June 30, 2000, the ten-year Treasury yield was basically unchanged, yielding just below 6% at the beginning of the period and just above 6% at the end of the period. High yield bonds, reflecting the increased risk premium demanded by the market, rose in yield, falling in price over the same time period. Spreads remained virtually unchanged from the beginning to the end of the second half of 1999, but widened by 100 to 125 basis points on most of the major high yield indices in the first half of 2000. This activity reflected the fear of recession as well as rising default rates, declining recovery rates, and weak technical conditions resulting from mutual fund net redemptions. Mutual fund outflows totaled in excess of $6 billion in the first half of 2000, although trends have been more positive at the end of the half with sales outpacing redemptions.

In the first half of 2000 trends from the second half of 1999 continued as higher rated issues outperformed lower rated issues. In order of performance for 2000, Double-B issues ranked first followed by Single-B and at the bottom Triple-C and lower rated issues. These results are to be expected with the increased level of investor sensitivity to economic conditions. Concerns about the market did not seem to significantly slow new issuance. First half of 2000 issuance totaled $27 billion, down only marginally from the $35 billion total from the second half of 1999. This is a positive sign as there is still buyer demand for quality issues, even in a slow and cautious market.

Performance: For the one year ended June 30, 2000 the Fund's Class Q shares declined 0.60% compared to the 60% S&P 500 Index 40% Lehman Aggregate Index which provided a total return of 7.03% for the same period.

Portfolio Specifics: Appropriate sector allocation, a disciplined portfolio management approach and good stock selection for the most part produced solid equity performance in the Fund. During the final quarter of the fiscal year, the Fund absorbed another balanced fund, the stocks of which had a temporarily negative impact. The Technology, Healthcare and Retailing sectors had the most positive influence. Holdings in Texas Instruments, Warner Lambert and Walgreens appreciated nicely

A significant commitment to U. S. Treasuries on the heels of the government's buyback announcement boosted the Fund's fixed income returns. Following the under-performance of corporate bonds in the early part of the year, we added Lucent, Wal-Mart, Ford, and insured Banco Santander paper along with several agency debentures in May. We maintained our presence in puttable corporates.

Market Outlook: Though still challenged by interest rates market conditions are favorable for equity investment. Growth of corporate profits remains on track and valuations have become more reasonable. Agency debentures offer excellent relative value especially now that Congress is unlikely to move against the government sponsored enterprises anytime soon. Despite the strong rally relative to Treasuries and swaps, we feel that selective corporate bonds are cheap. We continue to avoid event risk candidates and long-dated corporate paper, and we focus on larger more liquid issues. Recent economic data point to a nascent Federal Reserve Bank engineered slowdown, and the market consensus is for only one more tightening.

Our outlook is cautious as we continue to witness an Federal Open Market Committee that has a bias to tighten monetary policy. The danger of recession is real as the Federal Reserve Bank typically creates a soft-landing, or a slowing of economic growth and inflation without a recession, about 50% of the time once they begin tightening. When they create a recession, the results can be problematic for high yield bonds. Given this it becomes obvious it is a credit pickers market. Diligence in the credit review and monitoring process has become key to maintaining returns above the benchmark averages.

Portfolio
Manager's Report                                           PILGRIM BALANCED FUND
--------------------------------------------------------------------------------

                                                 8/31/95    6/96     6/97     6/98     6/99   6/30/00
                                                 -------    ----     ----     ----     ----   -------
Pilgrim Balanced Fund Class Q                     10,000   10,922   12,567   15,899   18,478   18,367
60% S&P 500 Index / 40% Lehman Aggregate Index    10,000   11,745   15,162   19,223   23,005   24,623

                                                Average Annual Total Returns for
                                                 the Periods Ended June 30, 2000
                                                 -------------------------------
                                                                Since Inception
                                                   1 Year           8/31/95
                                                   ------           -------
Class Q                                            -0.60%            13.38%
60% S&P 500 Index/40% Lehman Aggregate Index        7.03%            20.49%

Based on a $10,000 initial investment, the graph and table above illustrates the total return of Pilgrim Balanced Fund against the 60% S&P 500 Index, 40% Lehman Aggregate Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown without the imposition of any sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Principal Risk Factor(s): Price volatility and other risks that accompany an investment in equity securities. Credit, interest rate and other risks that accompany debt investments. The Fund may invest up to 20% of its total assets in foreign securities. International investing does pose special risks, including currency fluctuation, and economic and political risks not found in investments that are solely domestic. Higher yields reflect higher credit risks associated with certain lower rated securities in the Fund's portfolio and in some cases, the lower market prices for those instruments.

            See accompanying index descriptions on pages 34 and 35.

------------
Equity &
Income Funds
------------

                                                                       Portfolio
PILGRIM CONVERTIBLE FUND                                        Manager's Report
--------------------------------------------------------------------------------

Management Team: Catherine Somhegyi, Chief Investment Officer; Douglas G. Forsyth, CFA, Partner, Portfolio Manager; William L. Stickney, Portfolio Manager; Michael E. Yee, Portfolio Manager; Justin Kass, Investment Analyst.

Goal: The Convertible Fund (the "Fund" or "Convertible") seeks to maximize total return by investing primarily in convertible and equity securities of US companies.

Market Overview: Convertible securities posted significant gains during the fiscal year ended June 30, 2000, despite the Federal Reserve Bank hiking interest rates six times from June 1999 through May 2000. The Credit Suisse First Boston (CSFB) Convertible Index climbed 30.0%, outperforming most major US equity indices, including the S&P 500, the Russell Midcap, and the Russell 3000 indices, which advanced 7.2%, 12.6%, and 16.4%, respectively.

Returns on convertible securities were essentially flat in the third quarter of 1999, due to investor concerns over rising interest rates and inflation. However, convertibles outperformed equities which posted single-digit declines across the majority of market capitalization segments.

Bouncing back from a lackluster three months, convertible securities closed out the millennium with their best performance on record. During the fourth quarter of 1999, the CSFB Convertible Index gained a stunning 28.3%, fueled by returns in the technology and telecommunications sectors. In fact, technology and telecommunications dominated the convertible market throughout 1999, in terms of returns, new issuance, and market composition.

In the first half of 2000, performance of the technology-biased, equity-sensitive convertible market paralleled that of technology stocks.

Following the first quarter's 6.5% gain, the convertible market declined in April and May, However, June was an excellent month for convertibles with the CSFB Index posting a 6.5% increase, led by a rebound in technology issues.

Performance: For the one year ended June 30, 2000, the Fund's Class Q shares provided a total return of 40.36%, substantially outperforming the CSFB Convertible Index, which was up 30.02% for the same period.

Portfolio Specifics: A sell-off in Internet-related issues had a minor negative impact on the Fund's relative performance in July, as did a pullback in interest rate-sensitive telecommunications holdings in April and May.

For the entire period, however, positions in the technology and telecommunications were major contributors to the Fund's strong results. Top-performing holdings included e-commerce companies Siebel Systems and BEA Systems, semiconductor firms Atmel and Conexant Systems, data storage solutions provider Veritas Software, and Vodafone Airtouch, the world's largest mobile telecommunications company.

Market Outlook: By consistently applying our bottom-up investment approach, we are optimistic that the convertible market will continue to offer attractive investment opportunities, driven by:

*    Expectations for continued strength in corporate profits

*    Signs of moderating US economic growth

* Ongoing technology-based productivity gains that should help restrain labor costs

* A potential increase in demand for convertible securities as investors seek equity-like returns with downside protection amid a volatile stock market environment

Portfolio
Manager's Report                                        PILGRIM CONVERTIBLE FUND
--------------------------------------------------------------------------------

                                    8/31/95    6/96     6/97     6/98     6/99   6/30/00
                                    -------    ----     ----     ----     ----   -------
Pilgrim Convertible Fund Class Q     10,000   11,495   14,012   17,127   21,275   29,876
CSFB Convertible Index               10,000   11,065   12,740   14,521   16,218   21,088

                                                Average Annual Total Returns for
                                                 the Periods Ended June 30, 2000
                                                 -------------------------------
                                                               Since Inception
                                                   1 Year          8/31/95
                                                   ------          -------
Class Q                                             40.36%          25.37%
CSFB Convertible Index                              30.02%          16.69%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim Convertible Fund against the CSFB Convertible Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Principal Risk Factor(s): Price volatility and other risks that accompany an investment in equity securities. Credit, interest rate and other risks that accompany debt investments. The Fund may invest up to 20% of its total assets in foreign securities. International investing does pose special risks, including currency fluctuation, and economic and political risks not found in investments that are solely domestic. Higher yields reflect higher credit risks associated with certain lower rated securities in the Fund's portfolio and in some cases, the lower market prices for those instruments.

            See accompanying index descriptions on pages 34 and 35.

-------
Pilgrim
Funds
-------

                               INDEX DESCRIPTIONS
--------------------------------------------------------------------------------

The S&P 500 Index is a widely recognized index of 500 common stocks.

The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry.

The Russell 1000 Growth Index is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market & SmallCap stocks.

The Russell MidCap Index is generally representative of the smallest 800 stocks in the Russell 1000 Index as ranked by total market capitalization.

The Russell MidCap Growth Index consists of securities with capitalizations between $450 million and $3.8 billion with greater than average growth orientation.

The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Index consists of the smallest 2000 companies in the Russell 3000 Index.

The MSCI EAFE Index consists of more than 1,400 securities in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. It is a generally accepted index for major overseas markets.

The MSCI Emerging Markets Free (EMF) Index is comprised of companies representative of the market structure of 22 emerging countries in Europe, Latin America and the Pacific Rim Basin.

The MSCI World Index consists of more than 1,400 securities located in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

The Salomon EPAC Extended Market Index measures the performance of securities of smaller-capitalized companies in 22 countries excluding the U.S. and Canada.

The Lehman Brothers Aggregate Bond Index is an index of fixed income securities.

-------
Pilgrim
Funds
-------

                         INDEX DESCRIPTIONS (Continued)
--------------------------------------------------------------------------------

The Lehman Brothers High Yield Bond Index is comprised of non-investment grade bonds with maturities between seven to ten years.

The Credit Suisse First Boston High Yield Index is an index of high yield bonds rated BB or below.

The Credit Suisse First Boston Convertible Index is an index representing the universe of convertible securities.






















                           All indices are unmanaged.
                An investor cannot invest directly in an index.

-------
Pilgrim
Funds
-------

                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors
The Pilgrim Funds:


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Pilgrim MagnaCap Fund, Pilgrim LargeCap Leaders Fund, Pilgrim LargeCap Growth Fund, Pilgrim MidCap Value Fund, Pilgrim MidCap Growth Fund, Pilgrim SmallCap Growth Fund, Pilgrim Worldwide Growth Fund, Pilgrim International Core Growth Fund, Pilgrim International SmallCap Growth Fund, Pilgrim Emerging Countries Fund, Pilgrim Government Securities Income Fund, Pilgrim Strategic Income Fund, Pilgrim High Yield Fund, Pilgrim High Yield Fund II, Pilgrim Balanced Fund and Pilgrim Convertible Fund as of June 30, 2000, and the related statements of operations for the year then ended, and statements of changes in net assets and financial highlights for the year then ended and the three-month period ended June 30, 1999 except for the Pilgrim MagnaCap Fund, Pilgrim LargeCap Leaders Fund, Pilgrim MidCap Value Fund, Pilgrim Government Securities Income Fund and Pilgrim High Yield Fund for which we audited the statements of changes in net assets for each of the years in the two-year period ended June 30, 2000 and the financial highlights for the periods indicated herein. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. For all periods ending prior to April 1, 1999 for the Pilgrim LargeCap Growth Fund, Pilgrim MidCap Growth Fund, Pilgrim SmallCap Growth Fund, Pilgrim Worldwide Growth Fund, Pilgrim International Core Growth Fund, Pilgrim International SmallCap Growth Fund, Pilgrim Emerging Countries Fund, Pilgrim Strategic Income Fund, Pilgrim High Yield Fund II, Pilgrim Balanced Fund, and Pilgrim Convertible Fund the statements of changes in net assets, and financial highlights were audited by other auditors whose report thereon dated May 7, 1999 expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000 by correspondence with the custodians and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, excluding those financial statements and financial highlights which were indicated above as having been audited by others, present fairly, in all material respects, the financial position of each of the aforementioned funds as of June 30, 2000, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated herein, in conformity with generally accepted accounting principles.


/s/ KPMG LLP

Los Angeles, California
August 4, 2000

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

-----------
U.S. Equity
Funds
-----------

            STATEMENTS OF ASSETS AND LIABILITIES as of June 30, 2000
--------------------------------------------------------------------------------

                                                      LargeCap      LargeCap        MidCap         MidCap        SmallCap
                                      MagnaCap        Leaders        Growth         Value          Growth         Growth
                                        Fund           Fund           Fund           Fund           Fund           Fund
                                    ------------   ------------   ------------   ------------   ------------   ------------
ASSETS:

Investments in securities at
 market value*                      $406,990,017   $ 36,730,816   $692,005,187   $ 29,388,822   $540,375,016   $500,804,265
Short-term investments at
 amortized cost                       13,465,911      2,114,000     15,448,000      3,232,000      5,417,000     13,629,000
Cash                                      18,204        134,890         48,707         10,210         10,714         10,278
Receivables:
 Fund shares sold                        110,400         99,464      4,625,769          6,457      1,823,383      2,650,835
 Dividends and interest                  526,663         30,282         68,627         18,894         33,989         55,133
 Investment securities sold                   --        164,029     13,331,522         82,197      6,479,797      1,372,829
 Other                                    33,356         20,203             --             --             --             --
Prepaid expenses                          28,948         26,860         41,055         20,496         35,852         25,396
                                    ------------   ------------   ------------   ------------   ------------   ------------
  Total Assets                       421,173,499     39,320,544    725,568,867     32,759,076    554,175,751    518,547,736
LIABILITIES:
Payable for investment securities
 purchased                             2,212,865      1,335,301     26,495,350      1,173,228      8,988,122      8,143,975
Payable for fund shares redeemed         555,164         89,266        982,741         83,628      2,948,935      2,089,753
Payable to affiliate                     417,173         45,432        857,695         46,432        670,213        653,383
Other accrued expenses and
 liabilities                             320,313         42,559        195,329         40,318        211,888        141,370
                                    ------------   ------------   ------------   ------------   ------------   ------------
  Total Liabilities                    3,505,515      1,512,558     28,531,115      1,343,606     12,819,158     11,028,481
                                    ------------   ------------   ------------   ------------   ------------   ------------
NET ASSETS                          $417,667,984   $ 37,807,986   $697,037,752   $ 31,415,470   $541,356,593   $507,519,255
                                    ============   ============   ============   ============   ============   ============
NET ASSETS CONSIST OF:
 Paid-in capital                    $286,457,020   $ 31,399,144   $526,337,994   $ 28,853,491   $291,047,773   $295,285,132
 Undistributed net investment
  income                                 872,876             --             --             --             --             --
 Accumulated net realized gain
  on investments                      29,968,024      1,746,427      7,618,306      1,920,781     65,413,634     25,892,989
 Net unrealized appreciation
  (depreciation) of investments .    100,370,064      4,662,415    163,081,452        641,198    184,895,186    186,341,134
                                    ------------   ------------   ------------   ------------   ------------   ------------
 Net Assets                         $417,667,984   $ 37,807,986   $697,037,752   $ 31,415,470   $541,356,593   $507,519,255
                                    ============   ============   ============   ============   ============   ============
 * Cost of securities               $306,619,953   $ 32,068,401   $528,923,735   $ 28,747,624   $355,479,830   $314,463,131


                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                    LargeCap      LargeCap         MidCap        MidCap         SmallCap
                                    MagnaCap        Leaders        Growth          Value         Growth          Growth
                                      Fund            Fund          Fund            Fund          Fund            Fund
                                  -------------   ------------  -------------   ------------  -------------   -------------
 Class A:
 Net Assets                       $ 303,863,754   $ 10,023,911  $ 186,261,267   $  8,874,538  $ 155,975,592   $ 168,239,310
 Shares authorized                   80,000,000     28,000,000      unlimited     28,000,000      unlimited       unlimited
 Par Value                        $        1.00   $       0.10  $        0.00   $       0.00  $        0.00   $        0.00
 Shares outstanding                  19,184,981        631,068      4,319,579        620,787      5,536,240       9,150,735
 Net asset value and redemption
  price per share                 $       15.84   $      15.88  $       43.12   $      14.30  $       28.17   $       18.39
 Maximum offering price per
  share(1)                        $       16.81   $      16.85  $       45.75   $      15.17  $       29.89   $       19.51
Class B:
 Net Assets                       $  87,166,507   $ 21,543,981  $ 333,256,132   $ 15,840,407  $ 116,333,572   $  97,238,548
 Shares authorized                   80,000,000     28,000,000      unlimited     28,000,000      unlimited       unlimited
 Par Value                        $        1.00   $       0.10  $        0.00   $       0.00  $        0.00   $        0.00
 Shares outstanding                   5,645,177      1,407,914      7,760,157      1,149,578      3,521,132       4,222,869
 Net asset value and redemption
  price per share(2)              $       15.44   $      15.30  $       42.94   $      13.78  $       33.04   $       23.03
 Maximum offering price per
  share                           $       15.44   $      15.30  $       42.94   $      13.78  $       33.04   $       23.03
Class C:
 Net Assets                       $   3,660,453   $  1,363,558  $ 152,682,354   $  2,687,960  $ 249,255,124   $ 229,472,882
 Shares authorized                   80,000,000     28,000,000      unlimited     28,000,000      unlimited       unlimited
 Par Value                        $        1.00   $       0.10  $        0.00   $       0.00  $        0.00   $        0.00
 Shares outstanding                     237,011         89,006      3,565,404        195,028      9,609,355      12,738,582
 Net asset value and redemption
  price per share(2)              $       15.44   $      15.32  $       42.82   $      13.78  $       25.94   $       18.01
 Maximum offering price per
  share                           $       15.44   $      15.32  $       42.82   $      13.78  $       25.94   $       18.01
Class M:
 Net Assets                       $  13,049,521   $  4,677,457            n/a   $  3,873,298            n/a             n/a
 Shares authorized                   40,000,000     14,000,000            n/a     14,000,000            n/a             n/a
 Par Value                        $        1.00   $       0.10            n/a   $       0.00            n/a             n/a
 Shares outstanding                     834,479        301,320            n/a        278,473            n/a             n/a
 Net asset value and redemption
  price per share                 $       15.64   $      15.52            n/a   $      13.91            n/a             n/a
 Maximum offering price per
  share(3)                        $       16.21   $      16.09            n/a   $      14.41            n/a             n/a
Class Q:
 Net Assets                       $   9,927,749   $    199,079  $  24,837,999   $    139,267  $  19,792,305   $  12,568,515
 Shares authorized                   40,000,000     28,000,000      unlimited     28,000,000      unlimited       unlimited
 Par Value                        $        1.00   $       0.10  $        0.00   $       0.00  $        0.00   $        0.00
 Shares outstanding                     626,744         12,534        568,240          9,749        554,850         614,141
 Net asset value and redemption
  price per share                 $       15.84   $      15.88  $       43.71   $      14.29  $       35.67   $       20.47
 Maximum offering price per
  share                           $       15.84   $      15.88  $       43.71   $      14.29  $       35.67   $       20.47

----------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3) Maximum offering price is computed at 100/96.50 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

-------------
International
Equity Funds
-------------

            STATEMENTS OF ASSETS AND LIABILITIES as of June 30, 2000
--------------------------------------------------------------------------------

                                                   Worldwide     International   International     Emerging
                                                    Growth        Core Growth      SmallCap       Countries
                                                     Fund            Fund         Growth Fund        Fund
                                                 -------------   -------------   -------------   -------------
ASSETS:
Investments in securities at market value*       $ 639,095,933   $  83,328,917   $ 645,227,279   $ 251,751,858
Short-term investments at amortized cost            27,281,000       4,042,000      66,960,000       1,218,000
Foreign Currency**                                         398         157,647              --       3,713,846
Cash                                                    23,559          10,586          10,203          10,779
Receivables:
  Fund shares sold                                   4,498,998         727,867       6,256,545       1,950,335
  Dividends and interest                               622,494         180,766         419,277         438,193
  Investment securities sold                         8,129,229         704,551       7,617,055       6,248,100
  Other                                                     --         167,736         118,941          40,470
Prepaid expenses                                        92,703          17,485          77,753          19,893
                                                 -------------   -------------   -------------   -------------
    Total Assets                                   679,744,314      89,337,555     726,687,053     265,391,474
                                                 -------------   -------------   -------------   -------------
LIABILITIES:
Payable for investment securities purchased         15,496,676         919,194       5,168,931       8,312,796
Payable for fund shares redeemed                     2,898,211         336,290       1,823,813       1,000,921
Payable to affiliate                                   902,056         117,569         889,977         349,236
Payable to custodian                                        --              --              --              --
Estimated tax liability on Indian investments               --              --              --         860,486
Other accrued expenses and liabilities                 268,101         117,724         385,272         374,076
                                                 -------------   -------------   -------------   -------------
    Total Liabilities                               19,565,044       1,490,777       8,267,993      10,897,515
                                                 -------------   -------------   -------------   -------------
NET ASSETS                                       $ 660,179,270   $  87,846,778   $ 718,419,060   $ 254,493,959
                                                 =============   =============   =============   =============
NET ASSETS CONSIST OF:
  Paid-in capital                                $ 518,940,603   $  72,998,614   $ 570,256,199   $ 253,790,102
  Undistributed net investment income (loss)                --              --              --              --
  Accumulated net realized gain (loss) on
   investments and foreign currency
    transactions (net of foreign tax on the
    sale of Indian investments of $0, $0,
    $784,263, $4,489,899 and $0,
    respectively -- Note 2)                         16,761,834       2,514,180      46,827,954     (38,373,471)
  Net unrealized appreciation of investments
   and other assets, liabilities and forward
   contracts denominated in foreign currencies
   (net of estimated tax liability on Indian
   investments of $0, $0, $0, $860,486 and $0,
   respectively -- Note 2)                         124,476,833      12,333,984     101,334,907      39,077,328
                                                 -------------   -------------   -------------   -------------
  Net Assets                                     $ 660,179,270   $  87,846,778   $ 718,419,060   $ 254,493,959
                                                 =============   =============   =============   =============
 * Cost of securities                            $ 514,610,089   $  70,987,938   $ 543,891,723   $ 211,815,346
** Cost of foreign currency                      $         397   $     154,193   $          --   $   3,714,465

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                          Worldwide    International  International     Emerging
                                           Growth       Core Growth     SmallCap       Countries
                                            Fund            Fund       Growth Fund        Fund
                                        -------------   ------------  -------------   -------------
Class A:
  Net Assets                            $ 235,341,134   $ 23,002,771  $ 278,480,376   $  75,311,162
  Shares authorized                         unlimited      unlimited      unlimited       unlimited
  Par Value                             $        0.00   $       0.00  $        0.00   $        0.00
  Shares outstanding                        7,849,453        964,854      6,801,836       3,734,633
  Net asset value and redemption
   price per share                      $       29.98   $      23.84  $       40.94   $       20.17
  Maximum offering price per share(1)   $       31.81   $      25.29  $       43.44   $       21.40
Class B:
  Net Assets                            $ 130,988,092   $ 21,542,945  $ 132,027,810   $  30,321,732
  Shares authorized                         unlimited      unlimited      unlimited       unlimited
  Par Value                             $        0.00   $       0.00  $        0.00   $        0.00
  Shares outstanding                        3,891,880        903,931      3,051,432       1,493,431
  Net asset value and redemption
   price per share(2)                   $       33.66   $      23.83  $       43.27   $       20.30
  Maximum offering price per share      $       33.66   $      23.83  $       43.27   $       20.30
Class C:
  Net Assets                            $ 239,432,294   $ 26,734,344  $ 144,068,173   $  29,610,258
  Shares authorized                         unlimited      unlimited      unlimited       unlimited
  Par Value                             $        0.00   $       0.00  $        0.00   $        0.00
  Shares outstanding                        8,001,360      1,117,071      3,627,965       1,513,876
  Net asset value and redemption
   price per share(2)                   $       29.92   $      23.93  $       39.71   $       19.56
  Maximum offering price per share      $       29.92   $      23.93  $       39.71   $       19.56
Class M:
  Net Assets                                      n/a            n/a            n/a             n/a
  Shares authorized                               n/a            n/a            n/a             n/a
  Par Value                                       n/a            n/a            n/a             n/a
  Shares outstanding                              n/a            n/a            n/a             n/a
  Net asset value and redemption
   price per share                                n/a            n/a            n/a             n/a
  Maximum offering price per share(3)             n/a            n/a            n/a             n/a
Class Q:
  Net Assets                            $  54,417,750   $ 16,566,718  $ 163,842,701   $ 119,250,807
  Shares authorized                         unlimited      unlimited      unlimited       unlimited
  Par Value                             $        0.00   $       0.00  $        0.00   $        0.00
  Shares outstanding                        1,575,894        668,527      3,783,688       5,749,575
  Net asset value and redemption
   price per share                      $       34.53   $      24.78  $       43.30   $       20.74
  Maximum offering price per share      $       34.53   $      24.78  $       43.30   $       20.74

----------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3) Maximum offering price is computed at 100/96.50 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

------
Income
Funds
------

            STATEMENTS OF ASSETS AND LIABILITIES as of June 30, 2000
--------------------------------------------------------------------------------

                                     Government        Strategic
                                     Securities          Income        High Yield       High Yield
                                     Income Fund          Fund            Fund            Fund II
                                    -------------    -------------    -------------    -------------
ASSETS:

Investments in securities at
 market value*                      $ 107,186,754    $  10,907,360    $ 285,672,209    $ 179,559,343
Short-term investments at
 amortized cost                         4,658,000          289,000       13,402,935       21,501,000
Cash                                          576           15,968           17,906              268
Receivables:
 Fund shares sold                       3,569,377           86,185        1,403,965          253,636
 Interest                                 672,660          158,632        9,079,960        4,115,502
 Due from affiliate                            --           13,244               --               --
 Investment securities sold                    --          202,924        7,018,324        1,550,278
 Other                                      3,936                                              1,624
Prepaid expenses                           61,933               --               --           79,905
Deferred organization costs                    --           21,534           27,338               --
                                    -------------    -------------    -------------    -------------
  Total Assets                        116,153,236       11,694,847      316,622,637      207,061,556
                                    -------------    -------------    -------------    -------------
LIABILITIES:
Payable for investment securities
 purchased                                     --          250,000       10,993,495        5,350,000
Payable for securities sold short
 (proceeds of $122,387)                        --               --          117,250               --
Payable for fund shares redeemed        2,570,991           15,577          796,717        1,115,672
Payable to custodian                           --               --               --               --
Payable to affiliate                      101,915               --          318,118          199,982
Distributions payable                          --               --               --        1,067,065
Other accrued expenses and
 liabilities                              115,198           49,086          249,381          119,786
                                    -------------    -------------    -------------    -------------
  Total Liabilities                     2,788,104          314,663       12,474,961        7,852,505
                                    -------------    -------------    -------------    -------------
NET ASSETS                          $ 113,365,132    $  11,380,184    $ 304,147,676    $ 199,209,051
                                    =============    =============    =============    =============
NET ASSETS CONSIST OF:
 Paid-in capital                    $ 122,508,204    $  12,441,162    $ 412,069,256    $ 235,891,108
 Undistributed (overdistributed)
  net investment income                        --          491,239               --         (256,953)
 Accumulated net realized loss
  on investments and foreign
  currency transactions                (7,375,294)      (1,342,971)     (66,808,901)      (9,557,114)
 Net unrealized depreciation of
  investments, securities sold
  short, and other assets,
  liabilities and forward
  contracts denominated in
  foreign currencies                   (1,767,778)        (209,246)     (41,112,679)     (26,867,990)
                                    -------------    -------------    -------------    -------------
 Net Assets                         $ 113,365,132    $  11,380,184    $ 304,147,676    $ 199,209,051
                                    =============    =============    =============    =============
 * Cost of securities               $ 108,954,532    $  11,116,606    $ 326,790,025    $ 206,427,333

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                       Government       Strategic
                                       Securities         Income       High Yield       High Yield
                                      Income Fund          Fund           Fund           Fund II
                                    ---------------    -----------    ------------    ------------
Class A:
 Net Assets                         $    54,206,175    $ 2,726,254    $ 85,869,951    $ 34,415,080
 Shares authorized                    1,000,000,000      unlimited      80,000,000       unlimited
 Par Value                          $          0.00    $      0.00    $       0.00    $       0.00
 Shares outstanding                       4,545,302        225,777      17,036,307       3,185,343
 Net asset value and redemption
  price per share                   $         11.93    $     12.07    $       5.04    $      10.80
 Maximum offering price per
  share(1)                          $         12.52    $     12.67    $       5.29    $      11.34
Class B:
 Net Assets                         $    33,692,207    $ 4,460,163    $199,617,501    $103,246,586
 Shares authorized                    1,000,000,000      unlimited      80,000,000       unlimited
 Par Value                          $          0.00    $      0.00    $       0.00    $       0.00
 Shares outstanding                       2,834,631        377,987      39,688,341       9,547,339
 Net asset value and redemption
  price per share(2)                $         11.89    $     11.80    $       5.03    $      10.81
 Maximum offering price per
  share                             $         11.89    $     11.80    $       5.03    $      10.81
Class C:
 Net Assets                         $     2,047,497    $ 3,966,076    $  5,930,334    $ 23,323,984
 Shares authorized                    1,000,000,000      unlimited      80,000,000       unlimited
 Par Value                          $          0.00    $      0.00    $       0.00    $       0.00
 Shares outstanding                         170,455        322,466       1,180,360       2,156,686
 Net asset value and redemption
  price per share(2)                $         12.01    $     12.30    $       5.02    $      10.81
 Maximum offering price per
  share                             $         12.01    $     12.30    $       5.02    $      10.81
Class M:
 Net Assets                         $       509,983            n/a    $ 12,729,862              n/a
 Shares authorized                    1,000,000,000            n/a      40,000,000              n/a
 Par Value                          $          0.00            n/a             n/a              n/a
 Shares outstanding                          42,790            n/a       2,528,298              n/a
 Net asset value and redemption
  price per share                   $         11.92            n/a    $       5.03              n/a
 Maximum offering price per
  share(3)                          $         12.32            n/a    $       5.20              n/a
Class Q:
 Net Assets                         $        21,720    $   227,691    $         28    $  6,881,569
 Shares authorized                    1,000,000,000      unlimited      80,000,000       unlimited
 Par Value                          $          0.00    $      0.00    $       0.00    $       0.00
 Shares outstanding                           1,819         19,891               5         635,888
 Net asset value and redemption
  price per share                   $         11.94    $     11.45    $       5.60    $      10.82
 Maximum offering price per
  share                             $         11.94    $     11.45    $       5.60    $      10.82
Class T:
 Net Assets                         $    22,887,550            n/a             n/a    $ 31,341,832
 Shares authorized                    1,000,000,000            n/a             n/a       unlimited
 Par Value                          $          0.00            n/a             n/a    $       0.00
 Shares outstanding                       1,924,439            n/a             n/a       2,899,430
 Net asset value and redemption
  price per share(2)                $         11.89            n/a             n/a    $      10.81
 Maximum offering price per
  share                             $         11.89            n/a             n/a    $      10.81

----------
(1) Maximum offering price is computed at 100/95.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced (with the exception of the Money Market Fund).
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3) Maximum offering price is computed at 100/96.75 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

------------
Equity &
Income Funds
------------

            STATEMENTS OF ASSETS AND LIABILITIES as of June 30, 2000
--------------------------------------------------------------------------------

                                                       Balanced      Convertible
                                                         Fund           Fund
                                                     ------------   ------------
ASSETS:
Investments in securities at market value*           $134,380,839   $463,127,528
Short-term investments at amortized cost                6,624,000     23,043,000
Cash                                                      105,422         10,916
Receivables:
 Fund shares sold                                          56,270      3,434,620
 Dividends and interest                                 1,241,211      2,756,429
 Investment securities sold                            19,843,094      2,602,778
 Other                                                         --             --
Prepaid expenses                                           51,201         45,783
                                                     ------------   ------------
  Total Assets                                        162,302,037    495,021,054
                                                     ------------   ------------
LIABILITIES:
Payable for investment securities purchased            20,326,390     10,142,819
Payable for fund shares redeemed                           40,139        415,419
Payable to affiliate                                      128,692        577,098
Other accrued expenses and liabilities                    167,522        205,513
                                                     ------------   ------------
  Total Liabilities                                    20,662,743     11,340,849
                                                     ------------   ------------
NET ASSETS                                           $141,639,294   $483,680,205
                                                     ============   ============
NET ASSETS CONSIST OF:
 Paid-in capital                                     $126,219,252   $336,593,518
 Undistributed net investment income                    1,009,916      2,762,398
 Accumulated net realized gain on investments
  and foreign currency transactions                     9,816,187     64,760,961
 Net unrealized appreciation (depreciation)
  of investments and other assets, liabilities
  and forward contracts denominated in foreign
  currencies                                            4,593,939     79,563,328
                                                     ------------   ------------
 Net Assets                                          $141,639,294   $483,680,205
                                                     ============   ============
 * Cost of securities                                $129,786,900   $383,554,153

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                       Balanced     Convertible
                                                         Fund          Fund
                                                     ------------  -------------
Class A:
 Net Assets                                          $ 63,592,296  $ 131,218,165
 Shares authorized                                      unlimited      unlimited
 Par Value                                           $       0.00  $        0.00
 Shares outstanding                                     4,228,007      4,736,872
 Net asset value and redemption price per share      $      15.04  $       27.70
 Maximum offering price per share(1)                 $      15.96  $       29.39
Class B:
 Net Assets                                          $ 41,026,358  $ 139,704,256
 Shares authorized                                      unlimited      unlimited
 Par Value                                           $       0.00  $        0.00
 Shares outstanding                                     2,549,070      4,626,136
 Net asset value and redemption price per share(2)   $      16.09  $       30.20
 Maximum offering price per share                    $      16.09  $       30.20
Class C:
 Net Assets                                          $ 25,838,281  $ 156,592,375
 Shares authorized                                      unlimited      unlimited
 Par Value                                           $       0.00  $        0.00
 Shares outstanding                                     1,788,579      5,528,130
 Net asset value and redemption price per share(2)   $      14.45  $       28.33
 Maximum offering price per share                    $      14.45  $       28.33
Class Q:
 Net Assets                                          $    229,777  $  56,165,409
 Shares authorized                                      unlimited      unlimited
 Par Value                                           $       0.00  $        0.00
 Shares outstanding                                        15,379      2,091,751
 Net asset value and redemption price per share      $      14.94  $       26.85
 Maximum offering price per share                    $      14.94  $       26.85
Class T:
 Net Assets                                          $ 10,952,582            n/a
 Shares authorized                                      unlimited            n/a
 Par Value                                           $       0.00            n/a
 Shares outstanding                                       680,390            n/a
 Net asset value and redemption price per share(2)   $      16.10            n/a
 Maximum offering price per share                    $      16.10            n/a

----------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

-----------
U.S. Equity
Funds
-----------

           STATEMENTS OF OPERATIONS for the year ended June 30, 2000
--------------------------------------------------------------------------------

                                                      LargeCap      LargeCap        MidCap         MidCap          SmallCap
                                       MagnaCap       Leaders        Growth          Value         Growth           Growth
                                         Fund          Fund           Fund           Fund           Fund             Fund
                                     ------------   -----------   -------------   -----------   -------------   -------------
INVESTMENT INCOME:
 Dividends, net of foreign taxes     $  6,411,880   $   447,922   $     979,861   $   410,689   $     240,274   $     413,944
 Interest                               1,359,240       110,892       1,001,252        89,322         831,678         913,329
                                     ------------   -----------   -------------   -----------   -------------   -------------
  Total investment income               7,771,120       558,814       1,981,113       500,011       1,071,952       1,327,273
                                     ------------   -----------   -------------   -----------   -------------   -------------
EXPENSES:

 Investment management fees             3,251,123       382,174       2,997,541       396,010       3,101,608       4,206,863
 Distribution expenses                  2,175,698       300,365       3,229,574       292,106       3,308,958       3,219,847
 Transfer agent and registrar fees        721,472        95,282         638,226       117,873         561,763         610,182
 Shareholder reporting                    146,421        15,238         145,839        16,015         172,610         167,232
 Registration and filing fees             100,509        55,876          87,246        51,863          82,483          91,096
 Recordkeeping and pricing fees            82,218         6,352          66,942         8,653          77,837          81,596
 Professional fees                         60,170         5,810          39,618         6,239          45,075          56,326
 Custodian fees                            52,887         6,805          45,643         7,779          54,743          85,460
 Shareholder servicing fee                 31,735         4,056          27,554         5,230          23,703          25,209
 Directors' fees                           29,515         3,311          16,842         3,607          16,500          22,000
 Insurance                                 21,139         1,899             998         2,452           4,793           5,699
 Miscellaneous                             13,160         1,097           7,788         2,341          86,883         185,057
 Interest and credit facility fee           6,126           483          15,244           645           3,556          34,152
 Organization expense                          --        27,603              --        27,602              --              --
                                     ------------   -----------   -------------   -----------   -------------   -------------
  Total expenses                        6,692,173       906,351       7,319,055       938,415       7,540,512       8,790,719
                                     ------------   -----------   -------------   -----------   -------------   -------------
 Less:
  Waived and reimbursed fees                   --        31,375              --        48,900          10,354         204,352
  Earnings credits                            740           548          19,972         1,712           5,832              --
                                     ------------   -----------   -------------   -----------   -------------   -------------
  Net expenses                          6,691,433       874,428       7,299,083       887,803       7,524,326       8,586,367
                                     ------------   -----------   -------------   -----------   -------------   -------------
  Net investment income (loss)          1,079,687      (315,614)     (5,317,970)     (387,792)     (6,452,374)     (7,259,094)
                                     ------------   -----------   -------------   -----------   -------------   -------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain from
  investments                          29,968,024     2,990,062      13,498,698     2,719,300      85,093,448      85,003,902
 Net change in unrealized
  appreciation (depreciation)
  of investments                      (35,597,984)   (1,997,225)    147,558,169    (9,096,135)    119,946,995     102,235,975
                                     ------------   -----------   -------------   -----------   -------------   -------------
 Net gain (loss) from investments      (5,629,960)      992,837     161,056,867    (6,376,835)    205,040,443     187,239,877
                                     ------------   -----------   -------------   -----------   -------------   -------------
  NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                        $ (4,550,273)  $   677,223   $ 155,738,897   $(6,764,627)  $ 198,588,069   $ 179,980,783
                                     ============   ===========   =============   ===========   =============   =============

                 See Accompanying Notes to Financial Statements

-------------
International
Equity Funds
-------------

           STATEMENTS OF OPERATIONS for the year ended June 30, 2000
--------------------------------------------------------------------------------

                                                   Worldwide      International   International      Emerging
                                                    Growth         Core Growth      SmallCap         Countries
                                                     Fund             Fund         Growth Fund         Fund
                                                 -------------    ------------    -------------    ------------
INVESTMENT INCOME:
 Dividends, net of foreign taxes                 $   2,256,981    $    499,020    $   1,791,777    $  1,758,417
 Interest                                            1,470,882         205,365        2,145,159         283,787
                                                 -------------    ------------    -------------    ------------
  Total investment income                            3,727,863         704,385        3,936,936       2,042,204
                                                 -------------    ------------    -------------    ------------
EXPENSES:

 Investment management fees                          4,327,642         698,942        4,285,711       2,773,339
 Distribution expenses                               3,131,578         469,453        2,448,107       1,048,773
 Transfer agent and registrar fees                     628,483         168,428          561,375         517,621
 Shareholder reporting                                 160,859          28,436          167,665          81,878
 Registration and filing fees                           43,713          78,072           83,587          77,620
 Recordkeeping and pricing fees                         76,299          12,186           78,302          40,236
 Professional fees                                      51,263          11,733           54,085          39,069
 Custodian fees                                        271,713         182,792          416,042         642,280
 Shareholder servicing fee                              24,761           9,609           28,293          14,946
 Directors' fees                                        18,000           5,000           34,991          15,000
 Insurance                                               2,281             618            7,472           2,182
 Miscellaneous                                         126,776          40,471           12,587          23,960
 Interest and credit facility fee                        4,496          14,115           23,117          63,592
 Organization expense                                       --              --               --              --
                                                 -------------    ------------    -------------    ------------
  Total expenses                                     8,867,864       1,719,855        8,201,334       5,340,496
                                                 -------------    ------------    -------------    ------------
 Less:
  Waived and reimbursed fees                                --         212,567               --         346,154
                                                 -------------    ------------    -------------    ------------
  Net expenses                                       8,867,864       1,507,288        8,201,334       4,994,342
                                                 -------------    ------------    -------------    ------------
  Net investment loss                               (5,140,001)       (802,903)      (4,264,398)     (2,952,138)
                                                 -------------    ------------    -------------    ------------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) from:
  Investments (net of foreign tax on the sale
   of Indian investments of $0, $0,
   $784,263, $4,489,899 and $0,
   respectively -- Note 2)                          32,664,018       8,378,791       60,928,025      39,798,714
  Foreign currency transactions                     (1,744,754)       (485,310)      (2,124,426)       (303,058)
 Net change in unrealized appreciation
  (depreciation) of:
  Investments (net of change in estimated tax
   liability on Indian investments of $0, $0,
   $0, $860,486 and $0, respectively --
   Note 2)                                          91,768,013       7,216,928       73,841,040      (3,923,323)
  Translation of other assets, liabilities and
   forward contracts denominated in
   foreign currencies                                   24,751          19,816            3,241          72,100
                                                 -------------    ------------    -------------    ------------
 Net gain from investments and foreign
  currencies                                       122,712,028      15,130,225      132,647,880      35,644,433
                                                 -------------    ------------    -------------    ------------
  NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                     $ 117,572,027    $ 14,327,322    $ 128,383,482    $ 32,692,295
                                                 =============    ============    =============    ============

                 See Accompanying Notes to Financial Statements

------
Income
Funds
------

           STATEMENTS OF OPERATIONS for the year ended June 30, 2000
--------------------------------------------------------------------------------

                                                            Government      Strategic
                                                            Securities       Income        High Yield      High Yield
                                                            Income Fund       Fund            Fund          Fund II
                                                            -----------    -----------    ------------    ------------
INVESTMENT INCOME:
 Dividends, net of foreign taxes                            $        --    $    65,811    $      4,556    $    110,519
 Interest                                                     3,789,634      1,073,053      41,985,263      12,270,565
                                                            -----------    -----------    ------------    ------------
  Total investment income                                     3,789,634      1,138,864      41,989,819      12,381,084
                                                            -----------    -----------    ------------    ------------
EXPENSES:

 Investment management fees                                     263,407         59,874       2,204,503         634,448
 Distribution expenses                                          295,808         87,058       2,810,735         887,809
 Transfer agent and registrar fees                              116,224        110,300         512,832         168,720
 Shareholder reporting                                           39,349          6,894         132,754          48,679
 Registration and filing fees                                    48,021         76,124         141,878          65,175
 Recordkeeping and pricing fees                                   8,994         10,474          82,633          23,058
 Professional fees                                               19,934          4,341          58,764          27,764
 Custodian fees                                                  16,274          6,768          65,868          20,371
 Shareholder servicing fee                                        2,551          4,683          17,387           5,385
 Directors' fees                                                  2,491            961          23,000           5,957
 Insurance                                                        1,312            247          17,921           1,844
 Miscellaneous                                                    5,222          7,570          95,047           9,369
 Interest and credit facility fee                                   448          1,218          19,712           6,241
 Merger Fees                                                     32,450             --              --          77,210
                                                            -----------    -----------    ------------    ------------
  Total expenses                                                852,485        376,512       6,183,034       1,982,030
                                                            -----------    -----------    ------------    ------------
 Less:
  Waived and reimbursed fees                                         --        208,068         423,592         218,609
  Earnings credits                                                1,131            174              --              --
                                                            -----------    -----------    ------------    ------------
  Net expenses                                                  851,354        168,270       5,759,442       1,763,421
                                                            -----------    -----------    ------------    ------------
  Net investment income                                       2,938,280        970,594      36,230,377      10,617,663
                                                            -----------    -----------    ------------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized loss from:
  Investments                                                  (942,655)      (763,126)    (25,618,407)     (5,014,882)
  Foreign currency transactions                                      --         (1,151)             --              --
 Net change in unrealized appreciation (depreciation) of:

  Investments                                                   192,297        132,524     (31,769,051)     (2,564,989)
  Translation of other assets, liabilities and forward
   contracts denominated in foreign currencies                       --            897              --              --
                                                            -----------    -----------    ------------    ------------
 Net loss from investments and foreign currencies              (750,358)      (630,856)    (57,387,458)     (7,579,871)
                                                            -----------    -----------    ------------    ------------
  NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                $ 2,187,922    $   339,738    $(21,157,081)   $  3,037,792
                                                            ===========    ===========    ============    ============

                 See Accompanying Notes to Financial Statements

------------
Equity &
Income Funds
------------

           STATEMENTS OF OPERATIONS for the year ended June 30, 2000
--------------------------------------------------------------------------------

                                                                      Balanced      Convertible
                                                                        Fund            Fund
                                                                    ------------    ------------
INVESTMENT INCOME:
 Dividends, net of foreign taxes                                    $    623,513    $  3,844,668
 Interest                                                              2,269,878       7,216,183
                                                                    ------------    ------------
  Total investment income                                              2,893,391      11,060,851
                                                                    ------------    ------------
EXPENSES:

 Investment management fees                                              476,583       2,652,928
 Distribution expenses                                                   475,933       2,697,003
 Transfer agent and registrar fees                                       186,550         444,782
 Shareholder reporting                                                    44,134         126,626
 Registration and filing fees                                             13,913          62,729
 Recordkeeping and pricing fees                                           21,505          69,402
 Professional fees                                                        38,871          48,814
 Custodian fees                                                           14,996          56,900
 Shareholder servicing fee                                                 7,816          24,890
 Directors' fees                                                           3,180          15,000
 Insurance                                                                   801           2,892
 Miscellaneous                                                            15,536          74,289
 Interest and credit facility fee                                            347           9,316
 Merger Fees                                                              29,494              --
                                                                    ------------    ------------
  Total expenses                                                       1,329,659       6,285,571
                                                                    ------------    ------------
 Less:
  Waived and reimbursed fees                                             179,601              --
  Earnings credits                                                         1,211          51,091
                                                                    ------------    ------------
  Net expenses                                                         1,148,847       6,234,480
                                                                    ------------    ------------
  Net investment income                                                1,744,544       4,826,371
                                                                    ------------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) from:
  Investments                                                         10,482,329      70,655,086
  Foreign currency transactions                                             (713)             --
 Net change in unrealized appreciation (depreciation) of:

  Investments                                                        (17,791,175)     29,680,606
                                                                    ------------    ------------
 Net gain (loss) from investments and foreign currencies              (7,309,559)    100,335,692
                                                                    ------------    ------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   $ (5,565,015)   $105,162,063
                                                                    ============    ============

                 See Accompanying Notes to Financial Statements

-----------
U.S. Equity
Funds
-----------

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                          MagnaCap Fund                LargeCap Leaders Fund
                                                  ------------------------------    ----------------------------
                                                      Year             Year             Year           Year
                                                     Ended            Ended            Ended           Ended
                                                    June 30,         June 30,         June 30,        June 30,
                                                      2000             1999             2000            1999
                                                  -------------    -------------    ------------    ------------
Increase (decrease) in net assets from
 operations:
Net investment income (loss)                      $   1,079,687    $   1,122,179    $   (315,614)   $   (160,435)
Net realized gain from investments                   29,968,024       49,186,475       2,990,062       3,547,281
Net change in unrealized appreciation
 (depreciation) of investments                      (35,597,984)      17,754,811      (1,997,225)      1,974,289
                                                  -------------    -------------    ------------    ------------
Net increase (decrease) in net assets from
 operations                                          (4,550,273)      68,063,465         677,223       5,361,135
                                                  -------------    -------------    ------------    ------------
Distributions to shareholders:
From net investment income:
 Retail class                                        (1,051,329)        (714,666)             --              --
 Advisory and institutional classes                          --               --              --              --
From net realized gains:
 Retail class                                       (48,878,271)     (45,964,037)     (4,377,644)       (706,104)
 Advisory and institutional classes                          --               --              --              --
                                                  -------------    -------------    ------------    ------------
Total distributions                                 (49,929,600)     (46,678,703)     (4,377,644)       (706,104)
                                                  -------------    -------------    ------------    ------------
Capital Share Transactions:
Net proceeds from sale of shares                    169,844,202      272,199,176      18,374,425      16,009,174
Shares resulting from dividend reinvestments         45,853,052       37,748,339       4,014,953         647,165
Cost of shares redeemed                            (245,236,862)    (270,865,970)    (19,261,366)    (11,675,377)
Redemption of Class I shares                                n/a              n/a             n/a             n/a
                                                  -------------    -------------    ------------    ------------
Net increase (decrease) in net assets resulting
 from capital share transactions                    (29,539,608)      39,081,545       3,128,012       4,980,962
                                                  -------------    -------------    ------------    ------------
Net increase (decrease) in net assets               (84,019,481)      60,466,307        (572,409)      9,635,993
                                                  -------------    -------------    ------------    ------------
Net assets, beginning of period                     501,687,465      441,221,158      38,380,395      28,744,402
                                                  -------------    -------------    ------------    ------------
Net assets, end of period                         $ 417,667,984    $ 501,687,465    $ 37,807,986    $ 38,380,395
                                                  =============    =============    ============    ============
Undistributed net investment income (loss)        $     872,876    $     536,313    $         --    $         --
                                                  =============    =============    ============    ============

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

             LargeCap Growth Fund                       MidCap Value Fund
----------------------------------------------    ----------------------------
    Year          Three Months        Year            Year            Year
   Ended             Ended            Ended          Ended           Ended
  June 30,          June 30,        March 31,       June 30,        June 30,
    2000              1999            1999            2000           1999
-------------    -------------    ------------    ------------    ------------
$  (5,317,970)   $    (163,823)   $   (196,384)   $   (387,792)   $   (644,817)
   13,498,698        2,418,689       5,409,155       2,719,300         426,848
  147,558,169        6,320,924       9,499,395      (9,096,135)     (1,161,622)
-------------    -------------    ------------    ------------    ------------
  155,738,897        8,575,790      14,712,166      (6,764,627)     (1,379,591)
-------------    -------------    ------------    ------------    ------------
           --               --              --              --              --
           --               --              --              --              --
   (2,953,187)              --        (262,973)       (275,268)     (5,331,934)
     (132,325)              --         (41,543)             --              --
-------------    -------------    ------------    ------------    ------------
   (3,085,512)              --        (304,516)       (275,268)     (5,331,934)
-------------    -------------    ------------    ------------    ------------
  532,535,020       52,500,065      35,925,823       8,647,560      13,030,899
    2,521,879               --         292,849         249,416       4,471,463
  (93,636,480)      (3,028,700)    (11,532,699)    (30,837,351)    (31,686,611)
          n/a       (6,420,194)             --             n/a             n/a
-------------    -------------    ------------    ------------    ------------
  441,420,419       43,051,171      24,685,973     (21,940,375)    (14,184,249)
-------------    -------------    ------------    ------------    ------------
  594,073,804       51,626,961      39,093,623     (28,980,270)    (20,895,774)
-------------    -------------    ------------    ------------    ------------
  102,963,948       51,336,987      12,243,364      60,395,740      81,291,514
-------------    -------------    ------------    ------------    ------------
$ 697,037,752    $ 102,963,948    $ 51,336,987    $ 31,415,470    $ 60,395,740
=============    =============    ============    ============    ============
$          --    $          --    $   (225,010)   $         --    $         --
=============    =============    ============    ============    ============

-----------
U.S. Equity
Funds
-----------

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                               MidCap Growth Fund                             SmallCap Growth Fund
                                  ---------------------------------------------   -----------------------------------------------
                                      Year        Three Months        Year           Year         Three Months        Year
                                     Ended           Ended            Ended          Ended           Ended            Ended
                                    June 30,        June 30,         March 31,      June 30,        June 30,         March 31,
                                      2000            1999             1999           2000            1999             1999
                                  -------------   -------------   -------------   -------------   -------------   ---------------
Increase (decrease) in net assets
 from operations:
Net investment income (loss)      $  (6,452,374)  $  (1,221,010)  $  (4,514,125)  $  (7,259,094)  $  (1,566,497)  $    (7,200,570)
Net realized gain from
 investments                         85,093,448      37,699,336      47,761,620      85,003,902      67,438,450        86,043,833
Net change in unrealized
 appreciation (depreciation) of
 investments                        119,946,995     (14,395,996)      8,536,297     102,235,975     (18,557,187)      (93,770,559)
                                  -------------   -------------   -------------   -------------   -------------   ---------------
Net increase (decrease) in net
 assets from operations             198,588,069      22,082,330      51,783,792     179,980,783      47,314,766       (14,927,296)
                                  -------------   -------------   -------------   -------------   -------------   ---------------
Distributions to shareholders:
From net investment income:
 Retail class                                --              --              --              --              --                --
 Advisory and institutional
  classes                                    --              --              --              --              --                --
From net realized gains:
 Retail class                       (85,719,464)             --     (17,157,024)   (153,334,528)             --       (43,179,861)
 Advisory and institutional
  classes                            (2,677,684)             --      (6,615,537)     (5,061,980)             --       (10,999,123)
                                  -------------   -------------   -------------   -------------   -------------   ---------------
Total distributions                 (88,397,148)             --     (23,772,561)   (158,396,508)             --       (54,178,984)
                                  -------------   -------------   -------------   -------------   -------------   ---------------
Capital Share Transactions:
Net proceeds from sale of shares    353,806,052      14,162,841     158,133,048     364,010,289      17,931,971       972,155,767
Shares resulting from dividend
 reinvestments                       78,987,177              --      12,306,426     136,805,877              --        42,870,637
Cost of shares redeemed            (281,762,942)    (21,991,325)   (249,866,820)   (331,453,908)    (33,776,345)   (1,191,789,767)
Redemption of Class I shares                n/a    (168,592,944)             --             n/a    (221,318,827)              n/a
                                  -------------   -------------   -------------   -------------   -------------   ---------------
Net increase (decrease) in net
 assets resulting from capital
 share transactions                 151,030,287    (176,421,428)    (79,427,346)    169,362,258    (237,163,201)     (176,763,363)
                                  -------------   -------------   -------------   -------------   -------------   ---------------
Net increase (decrease) in net
 assets                             261,221,208    (154,339,098)    (51,416,115)    190,946,533    (189,848,435)     (245,869,643)
                                  -------------   -------------   -------------   -------------   -------------   ---------------
Net assets, beginning of period     280,135,385     434,474,483     485,890,598     316,572,722     506,421,157       752,290,800
                                  -------------   -------------   -------------   -------------   -------------   ---------------
Net assets, end of period         $ 541,356,593   $ 280,135,385   $ 434,474,483   $ 507,519,255   $ 316,572,722   $   506,421,157
                                  =============   =============   =============   =============   =============   ===============
Undistributed net investment
 income (loss)                    $          --   $          --   $ (21,862,409)  $          --   $          --   $   (36,692,610)
                                  =============   =============   =============   =============   =============   ===============

                 See Accompanying Notes to Financial Statements

-------------
International
Equity Funds
-------------

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             Worldwide Growth Fund
                                                 ---------------------------------------------
                                                     Year         Three Months        Year
                                                     Ended           Ended           Ended
                                                    June 30,        June 30,        March 31,
                                                      2000            1999            1999
                                                 -------------   -------------   -------------
Increase (decrease) in net assets from
 operations:
Net investment income (loss)                     $  (5,140,001)  $    (238,891)  $  (1,461,258)
Net realized gain (loss) from investment
 and foreign currency transactions
 (net of foreign tax on the sale of Indian
 investments -- Note 2)                             30,919,264       4,825,170      34,449,340
Net change in unrealized appreciation
 (depreciation) of investments and
 translation of other assets, liabilities
 and forward contracts denominated in foreign
 currencies (net of estimated tax
 liability on Indian investments -- Note 2)         91,792,764      20,367,556      12,614,021
                                                 -------------   -------------   -------------
Net increase in net assets
 from operations                                   117,572,027      24,953,835      45,602,103
                                                 -------------   -------------   -------------
Distributions to shareholders:
From net investment income:
 Retail class                                               --              --        (136,708)
 Advisory and institutional classes                         --              --        (337,084)
From net realized gains:
 Retail class                                      (34,175,463)             --     (20,785,812)
 Advisory and institutional classes                 (3,489,639)             --        (483,831)
                                                 -------------   -------------   -------------
Total distributions                                (37,665,102)             --     (21,743,435)
                                                 -------------   -------------   -------------
Capital Share Transactions:
Net proceeds from sale of shares                   664,789,596      53,831,659     242,170,764
Shares resulting from dividend reinvestments        33,052,649              --       5,494,245
Cost of shares redeemed                           (337,872,684)    (25,822,612)   (168,874,579)
Redemption of Class I shares                               n/a     (80,662,778)             --
                                                 -------------   -------------   -------------
Net increase (decrease) in net assets resulting
 from capital share transactions                   359,969,561     (52,653,731)     78,790,430
                                                 -------------   -------------   -------------
Net increase (decrease) in net assets              439,876,486     (27,699,896)    102,649,098
                                                 -------------   -------------   -------------
Net assets, beginning of period                    220,302,784     248,002,680     145,353,582
                                                 -------------   -------------   -------------
Net assets, end of period                        $ 660,179,270   $ 220,302,784   $ 248,002,680
                                                 =============   =============   =============
Undistributed net investment income (loss)       $          --   $          --   $  (7,189,744)
                                                 =============   =============   =============


                                                            International Core Growth Fund
                                                 ---------------------------------------------
                                                     Year         Three Months        Year
                                                     Ended           Ended           Ended
                                                    June 30,        June 30,        March 31,
                                                      2000            1999            1999
                                                 -------------   -------------   -------------
Increase (decrease) in net assets from
 operations:
Net investment income (loss)                     $    (802,903)  $      69,633   $    (310,557)
Net realized gain (loss) from investment
 and foreign currency transactions
 (net of foreign tax on the sale of Indian
 investments -- Note 2)                              7,893,481       3,913,039        (528,900)
Net change in unrealized appreciation
 (depreciation) of investments and translation
 of other assets,  liabilities and
 forward contracts denominated in
 foreign currencies (net of estimated tax
 liability on Indian investments -- Note 2)          7,236,744       4,018,188      13,512,294
                                                 -------------   -------------   -------------
Net increase in net assets
 from operations                                    14,327,322       8,000,860      12,672,837
                                                 -------------   -------------   -------------
Distributions to shareholders:
From net investment income:
 Retail class                                               --              --        (205,129)
 Advisory and institutional classes                     (1,678)             --         (29,622)
From net realized gains:
 Retail class                                       (2,344,229)             --        (155,723)
 Advisory and institutional classes                   (591,813)             --         (13,021)
                                                 -------------   -------------   -------------
Total distributions                                 (2,937,720)             --        (403,495)
                                                 -------------   -------------   -------------
Capital Share Transactions:
Net proceeds from sale of shares                   192,088,330      35,644,077     173,884,589
Shares resulting from dividend reinvestments         2,747,516              --         228,203
Cost of shares redeemed                           (164,147,202)    (47,242,674)    (82,311,581)
Redemption of Class I shares                               n/a    (112,851,333)             --
                                                 -------------   -------------   -------------
Net increase (decrease) in net assets resulting
 from capital share transactions                    30,688,644    (124,449,930)     91,801,211
                                                 -------------   -------------   -------------
Net increase (decrease) in net assets               42,078,246    (116,449,070)    104,070,553
                                                 -------------   -------------   -------------
Net assets, beginning of period                     45,768,532     162,217,602      58,147,049
                                                 -------------   -------------   -------------
Net assets, end of period                        $  87,846,778   $  45,768,532   $ 162,217,602
                                                 =============   =============   =============
Undistributed net investment income (loss)       $          --   $      69,633   $    (647,924)
                                                 =============   =============   =============

                 See Accompanying Notes to Financial Statements

-------------
International
Equity Funds
-------------

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                        International SmallCap Growth Fund
                                                 -----------------------------------------------
                                                      Year         Three Months        Year
                                                      Ended           Ended           Ended
                                                     June 30,        June 30,        March 31,
                                                       2000            1999            1999
                                                 ---------------   -------------   -------------
Increase (decrease) in net assets from
 operations:
Net investment income (loss)                     $    (4,264,398)  $    (217,461)  $    (725,193)
Net realized gain (loss) from investment
 and foreign currency transactions
 (net of foreign tax on the sale of Indian
 investments -- Note 2)                               58,803,599       5,331,912       8,225,524
Net change in unrealized appreciation
 (depreciation) of investments and translation
 of other assets,  liabilities and
 forward contracts denominated in
 foreign currencies (net of estimated tax
 liability on Indian investments -- Note 2)           73,844,281      11,694,205      14,357,916
                                                 ---------------   -------------   -------------
Net increase in net assets
 from operations                                     128,383,482      16,808,656      21,858,247
                                                 ---------------   -------------   -------------
Distributions to shareholders:
From net investment income:
 Retail class                                                 --              --              --
 Advisory and institutional classes                           --              --         (76,552)
From net realized gains:
 Retail class                                        (11,843,967)             --      (2,163,953)
 Advisory and institutional classes                   (5,303,370)             --      (1,836,179)
                                                 ---------------   -------------   -------------
Total distributions                                  (17,147,337)             --      (4,076,684)
                                                 ---------------   -------------   -------------
Capital Share Transactions:
Net proceeds from sale of shares                   1,305,859,725      48,190,262     194,823,908
Shares resulting from dividend reinvestments          15,848,417              --       3,425,742
Cost of Shares Redeemed                             (832,581,584)    (30,396,046)   (142,304,879)
Redemption of Class I shares                                 n/a     (73,163,306)             --
                                                 ---------------   -------------   -------------
Net increase (decrease) in net assets resulting
 from capital share transactions                     489,126,558     (55,369,090)     55,944,771
                                                 ---------------   -------------   -------------
Net increase (decrease) in net assets                600,362,703     (38,560,434)     73,726,334
                                                 ---------------   -------------   -------------
Net assets, beginning of period                      118,056,357     156,616,791      82,890,457
                                                 ---------------   -------------   -------------
Net assets, end of period                        $   718,419,060   $ 118,056,357   $ 156,616,791
                                                 ===============   =============   =============
Undistributed net investment income (loss)       $            --   $          --   $  (1,982,021)
                                                 ===============   =============   =============

                                                                Emerging Countries Fund
                                                 -----------------------------------------------
                                                     Year         Three Months        Year
                                                     Ended           Ended           Ended
                                                    June 30,        June 30,        March 31,
                                                      2000            1999            1999
                                                 -------------   -------------   -------------
Increase (decrease) in net assets from
 operations:
Net investment income (loss)                     $  (2,952,138)  $     (30,573)  $    (444,466)
Net realized gain (loss) from investment
 and foreign currency transactions
 (net of foreign tax on the sale of Indian
 investments -- Note 2)                             39,495,656      11,238,884     (83,823,307)
Net change in unrealized appreciation
 (depreciation) of investments and translation
 of other assets,  liabilities and
 forward contracts denominated in
 foreign currencies (net of estimated tax
 liability on Indian investments -- Note 2)         (3,851,223)     51,126,351      10,517,870
                                                 -------------   -------------   -------------
Net increase in net assets
 from operations                                    32,692,295      62,334,662     (73,749,903)
                                                 -------------   -------------   -------------
Distributions to shareholders:
From net investment income:
 Retail class                                               --              --        (105,494)
 Advisory and institutional classes                         --              --        (676,244)
From net realized gains:
 Retail class                                               --              --        (685,405)
 Advisory and institutional classes                         --              --        (431,659)
                                                 -------------   -------------   -------------
Total distributions                                         --              --      (1,898,802)
                                                 -------------   -------------   -------------
Capital Share Transactions:
Net proceeds from sale of shares                   250,385,738      38,136,033     234,887,012
Shares resulting from dividend reinvestments                --              --       1,499,434
Cost of Shares Redeemed                           (211,768,273)    (31,982,656)   (160,102,083)
Redemption of Class I shares                               n/a    (167,510,018)             --
                                                 -------------   -------------   -------------
Net increase (decrease) in net assets resulting
 from capital share transactions                    38,617,465    (161,356,641)     76,284,363
                                                 -------------   -------------   -------------
Net increase (decrease) in net assets               71,309,760     (99,021,979)        635,658
                                                 -------------   -------------   -------------
Net assets, beginning of period                    183,184,199     282,206,178     281,570,520
                                                 -------------   -------------   -------------
Net assets, end of period                        $ 254,493,959   $ 183,184,199   $ 282,206,178
                                                 =============   =============   =============
Undistributed net investment income (loss)       $          --   $          --   $  (2,164,624)
                                                 =============   =============   =============

                 See Accompanying Notes to Financial Statements

------
Income
Funds
------

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    Government Securities
                                                        Income Fund                      Strategic Income Fund
                                                 ----------------------------   ------------------------------------------
                                                    Year            Year           Year        Three Months      Year
                                                    Ended           Ended          Ended          Ended          Ended
                                                   June 30,        June 30,       June 30,       June 30,       March 31,
                                                     2000            1999           2000           1999           1999
                                                 -------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
 operations:
Net investment income                            $   2,938,280   $  2,202,024   $    970,594   $    388,563   $  1,615,239
Net realized gain (loss) from investment and
 foreign currency transactions                        (942,655)      (852,058)      (764,277)      (459,604)       330,860
Net change in unrealized appreciation
 (depreciation) of investments and translation
 of other assets, liabilities and forward
 contracts denominated in foreign currencies           192,297       (887,365)       133,421        (72,404)      (372,395)
                                                 -------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net assets from
 operations                                          2,187,922        462,601        339,738       (143,445)     1,573,704
                                                 -------------   ------------   ------------   ------------   ------------
Distributions to shareholders:
From net investment income:
 Retail class                                       (2,747,609)    (2,211,069)      (951,573)      (187,766)      (621,335)
 Advisory and institutional classes                        (51)            --        (14,213)      (121,982)      (934,712)
From net realized gains:
 Retail class                                               --             --             --             --       (151,772)
 Advisory and institutional classes                         --             --             --             --       (442,876)
                                                 -------------   ------------   ------------   ------------   ------------
Total distributions                                 (2,747,660)    (2,211,069)      (965,786)      (309,748)    (2,150,695)
                                                 -------------   ------------   ------------   ------------   ------------
Capital Share Transactions:
Net proceeds from sale of shares                    92,583,796     54,413,622     17,563,244     24,148,535     30,254,792
Net proceeds from shares issued in merger           81,062,688            n/a            n/a            n/a     10,271,727
Shares resulting from dividend reinvestmests         1,404,424      1,167,365        496,450        108,053      1,714,149
Cost of shares redeemed                            (95,368,858)   (46,715,437)   (22,583,786)   (25,920,629)   (20,857,342)
Redemption of Class I shares                               n/a            n/a            n/a    (17,917,765)           n/a
                                                 -------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net assets resulting
 from capital share transactions                    79,682,050      8,865,550     (4,524,092)   (19,581,806)    21,383,326
                                                 -------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net assets               79,122,312      7,117,082     (5,150,140)   (20,034,999)    20,806,335
                                                 -------------   ------------   ------------   ------------   ------------
Net assets, beginning of period                     34,242,820     27,125,738     16,530,324     36,565,323     15,758,988
                                                 -------------   ------------   ------------   ------------   ------------
Net assets, end of period                        $ 113,365,132   $ 34,242,820   $ 11,380,184   $ 16,530,324   $ 36,565,323
                                                 =============   ============   ============   ============   ============
Undistributed net investment income              $          --   $         --   $    491,239   $    138,021   $     59,206
                                                 =============   ============   ============   ============   ============

                 See Accompanying Notes to Financial Statements

------
Income
Funds
------

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                        High Yield Fund                     High Yield Fund II
                                                 ----------------------------   ------------------------------------------
                                                    Year            Year           Year        Three Months      Year
                                                    Ended           Ended          Ended          Ended          Ended
                                                   June 30,        June 30,       June 30,       June 30,       March 31,
                                                     2000            1999           2000           1999           1999
                                                 -------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
 operations:
Net investment income                            $  36,230,377   $  32,082,228   $  10,617,663   $  2,117,917   $   7,088,233
Net realized loss from investment and
 foreign currency transactions                     (25,618,407)    (39,880,708)     (5,014,882)    (1,651,059)     (2,958,000)
Net change in unrealized appreciation
 (depreciation) of investments and translation
 of other assets, liabilities and forward
 contracts denominated in foreign currencies       (31,769,051)     (9,008,796)     (2,564,989)     1,222,666      (2,908,667)
                                                 -------------   -------------   -------------   ------------   -------------
Net increase (decrease) in net assets from
 operations                                        (21,157,081)    (16,807,276)      3,037,792      1,689,524       1,221,566
                                                 -------------   -------------   -------------   ------------   -------------
Distributions to shareholders:
From net investment income:
 Retail class                                      (36,230,374)    (33,382,295)    (10,642,507)    (1,816,752)     (6,010,027)
 Advisory and institutional classes                         (3)             --        (408,689)      (243,368)     (1,342,628)
Tax return of capital
 Retail class                                       (2,218,003)       (604,370)             --             --              --
 Advisory and institutional classes                         --              --              --             --              --
                                                 -------------   -------------   -------------   ------------   -------------
Total distributions                                (38,448,380)    (33,986,665)    (11,051,196)    (2,060,120)     (7,352,655)
                                                 -------------   -------------   -------------   ------------   -------------
Capital Share Transactions:
Net proceeds from sale of shares                   169,075,396     338,787,788      52,761,331      5,060,774     103,808,906
Net proceeds from shares issued in merger                  n/a             n/a     142,232,354            n/a             n/a
Shares resulting from dividend reinvestments        14,545,896      15,394,375       4,467,190        636,667       3,545,605
Cost of shares redeemed                           (237,672,115)   (162,095,950)    (72,762,619)   (12,563,115)    (31,561,090)
Redemption of Class I shares                               n/a             n/a             n/a    (11,636,641)             --
                                                 -------------   -------------   -------------   ------------   -------------
Net increase (decrease) in net assets resulting
 from capital share transactions                   (54,050,823)    192,086,213     126,698,256    (18,502,315)     75,793,421
                                                 -------------   -------------   -------------   ------------   -------------
Net increase (decrease) in net assets             (113,656,284)    141,292,272     118,684,852    (18,872,911)     69,662,332
                                                 -------------   -------------   -------------   ------------   -------------
Net assets, beginning of period                    417,803,960     276,511,688      80,524,199     99,397,110      29,734,778
                                                 -------------   -------------   -------------   ------------   -------------
Net assets, end of period                        $ 304,147,676   $ 417,803,960   $ 199,209,051   $ 80,524,199   $  99,397,110
                                                 =============   =============   =============   ============   =============
Undistributed (overdistributed) net
 investment income                               $          --   $          --   $          --   $   (193,920)  $    (251,717)
                                                 =============   =============   =============   ============   =============

                 See Accompanying Notes to Financial Statements

------------
Equity &
Income Funds
------------

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 Balanced Fund
                                                 -------------------------------------------
                                                      Year       Three Months       Year
                                                     Ended          Ended          Ended
                                                    June 30,       June 30,       March 31,
                                                      2000           1999           1999
                                                 -------------   ------------   ------------
Increase (decrease) in net assets from
 operations:
Net investment income                            $   1,744,544   $    149,349   $    568,429
Net realized gain from investment and foreign
 currency transactions                              10,481,616      4,490,910      3,763,578
Net change in unrealized appreciation
 (depreciation) of investments and translation
 of other assets, liabilities and forward
 contracts denominated in foreign currencies       (17,791,175)    (4,167,142)     1,187,390
                                                 -------------   ------------   ------------
Net increase (decrease) in net assets from
 operations                                         (5,565,015)       473,117      5,519,397
                                                 -------------   ------------   ------------
Distributions to shareholders:
From net investment income:
 Retail class                                         (788,708)       (96,590)      (606,434)
 Advisory and institutional classes                     (4,652)          (798)       (29,342)
From net realized gains:
 Retail class                                       (7,318,123)            --     (5,988,621)
 Advisory and institutional classes                    (37,408)            --       (133,020)
                                                 -------------   ------------   ------------
Total distributions                                 (8,148,891)       (97,388)    (6,757,417)
                                                 -------------   ------------   ------------
Capital Share Transactions:
Net proceeds from sale of shares                    14,115,466      2,993,582     12,882,116
Net proceeds from shares issued in merger          120,445,073            n/a            n/a
Shares resulting from dividend reinvestments         6,982,714         41,034      5,548,500
Cost of shares redeemed                            (24,486,297)    (2,512,012)   (12,665,619)
Redemption of Class I shares                               n/a            n/a            n/a
                                                 -------------   ------------   ------------
Net increase (decrease) in net assets resulting
 from capital share transactions                   117,056,956        522,604      5,764,997
                                                 -------------   ------------   ------------
Net increase (decrease) in net assets              103,343,050        898,333      4,526,977
                                                 -------------   ------------   ------------
Net assets, beginning of period                     38,296,244     37,397,911     32,870,934
                                                 -------------   ------------   ------------
Net assets, end of period                        $ 141,639,294   $ 38,296,244   $ 37,397,911
                                                 =============   ============   ============
Undistributed (overdistributed) net
 investment income                               $   1,009,916   $    (16,013)  $    (67,974)
                                                 =============   ============   ============


                                                               Convertible Fund
                                                 ---------------------------------------------
                                                     Year        Three Months         Year
                                                    Ended            Ended           Ended
                                                   June 30,         June 30,        March 31,
                                                     2000             1999            1999
                                                 -------------   -------------   -------------
Increase (decrease) in net assets from
 operations:
Net investment income                            $   4,826,371   $   1,054,881   $   5,162,409
Net realized gain from investment and foreign
 currency transactions                              70,655,086      13,167,798      25,455,864
Net change in unrealized appreciation
 (depreciation) of investments and translation
 of other assets, liabilities and forward
 contracts denominated in foreign currencies        29,680,606       3,889,849      19,262,427
                                                 -------------   -------------   -------------
Net increase (decrease) in net assets from
 operations                                        105,162,063      18,112,528      49,880,700
                                                 -------------   -------------   -------------
Distributions to shareholders:
From net investment income:
 Retail class                                       (2,701,792)       (742,927)     (2,822,214)
 Advisory and institutional classes                   (450,509)        (88,744)     (2,357,057)
From net realized gains:
 Retail class                                      (38,767,375)             --      (3,158,579)
 Advisory and institutional classes                 (3,361,906)             --        (915,964)
                                                 -------------   -------------   -------------
Total distributions                                (45,281,582)       (831,671)     (9,253,814)
                                                 -------------   -------------   -------------
Capital Share Transactions:
Net proceeds from sale of shares                   220,047,461      28,114,039      83,841,725
Net proceeds from shares issued in merger                  n/a             n/a             n/a
Shares resulting from dividend reinvestments        38,566,753         465,422       6,950,787
Cost of shares redeemed                            (93,851,800)    (13,251,963)    (66,351,226)
Redemption of Class I shares                               n/a     (91,378,691)             --
                                                 -------------   -------------   -------------
Net increase (decrease) in net assets resulting
 from capital share transactions                   164,762,414     (76,051,193)     24,441,286
                                                 -------------   -------------   -------------
Net increase (decrease) in net assets              224,642,895     (58,770,336)     65,068,172
                                                 -------------   -------------   -------------
Net assets, beginning of period                    259,037,310     317,807,646     252,739,474
                                                 -------------   -------------   -------------
Net assets, end of period                        $ 483,680,205   $ 259,037,310   $ 317,807,646
                                                 =============   =============   =============
Undistributed (overdistributed) net investment
 income                                          $   2,762,398   $     195,337   $     (27,873)
                                                 =============   =============   =============

                 See Accompanying Notes to Financial Statements

                                                                       FINANCIAL
                                                                      HIGHLIGHTS

--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                Nov. 22, 1999(1)
                                                                       to
                                                                  June 30, 2000
                                                                  -------------
Per Share Operating Performance:
 Net asset value, beginning of period                     $          16.26
 Income from investment operations:
 Net investment income (loss)                             $           0.05
 Net realized and unrealized gains on investments         $          (0.47)
 Total from investment operations                         $          (0.42)
 Less distributions from:
 Net investment income                                    $             --
 Net realized gains on investments                        $             --
 Net asset value, end of period                           $          15.84
 Total Return(2):                                         %          (2.58)
Ratios/Supplemental Data:
 Net assets, end of period (000's)                        $          9,928
 Ratios to average net assets:
 Expenses(3)                                              %           1.24
 Net investment income (loss)(3)                          %           0.46
 Portfolio turnover                                       %             26

----------
(1)  Commencement of offering shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements

FINANCIAL
HIGHLIGHTS                                         PILGRIM LARGECAP LEADERS FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                       April 4,
                                                                      2000(1) to
                                                                       June 30,
                                                                         2000
                                                                         ----
Per Share Operating Performance:
 Net asset value, beginning of period                           $       16.67
 Income from investment operations:
 Net investment income (loss)                                   $          --
 Net realized and unrealized gains on investments               $       (0.79)
 Total from investment operations                               $       (0.79)
 Less distributions from:
 Net investment income                                          $          --
 Net realized gains on investments                              $          --
 Net asset value, end of period                                 $       15.88
 Total Return(2):                                               %       (4.74)
Ratios/Supplemental Data:
 Net assets, end of period ($000's)                             $         199
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)                 %        1.75
 Gross expenses prior to expense reimbursement(3)               %        1.84
 Net investment income (loss) after expense
 reimbursement(3)(4)                                            %       (0.27)
 Portfolio turnover                                             %          39

----------
(1)  Commencement of offering shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

                                                                       FINANCIAL
PILGRIM LARGECAP GROWTH FUND                                          HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                          Year      Three months    Year       July 21,
                                                          ended        ended       ended      1997(1) to
                                                        June 30,      June 30,    March 31,    March 31,
                                                          2000        1999(2)       1999         1998
                                                          ----        -------       ----         ----
Per Share Operating Performance:
 Net asset value, beginning of period               $    28.43         25.24        15.66        12.50
 Income from investment operations:
 Net investment income (loss)                       $    (0.20)        (0.03)       (0.02)       (0.01)
 Net realized and unrealized gains on investments   $    15.86          3.22         9.87         3.26
 Total from investment operations                   $    15.66          3.19         9.85         3.25
 Less distributions from:
 Net investment income                              $       --            --           --         0.01
 Net realized gains on investments                  $     0.38            --         0.27         0.08
 Net asset value, end of period                     $    43.71         28.43        25.24        15.66
 Total Return(3):                                   %    55.57         12.64        63.76        62.47
Ratios/Supplemental Data:
 Net assets, end of period ($000's)                 $   24,838         6,044        4,908          799
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)     %     1.26          1.23         1.26         1.25
 Gross expenses prior to expense reimbursement(4)   %     1.26          1.25         1.91        10.45
 Net investment income (loss) after expense
 reimbursement(4)(5)                                %    (0.77)        (0.36)       (0.28)       (0.62)
 Portfolio turnover                                 %      139            27          253          306

----------
(1)  The Fund commenced operations on July 21, 1997.
(2) Effective May 24, 1999, Pilgrim Investments Inc., became the Investment Manager of the Fund; concurrently, Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

FINANCIAL
HIGHLIGHTS                                             PILGRIM MIDCAP VALUE FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                      January 3,
                                                                      2000(1) to
                                                                       June 30,
                                                                         2000
                                                                         ----
Per Share Operating Performance:
 Net asset value, beginning of period                            $      13.53
 Income from investment operations:
 Net investment income (loss)                                    $      (0.02)
 Net realized and unrealized gains on investments                $       0.78
 Total from investment operations                                $       0.76
 Less distributions from:
 Net investment income                                           $         --
 Net realized gains on investments                               $         --
 Net asset value, end of period                                  $      14.29
 Total Return(2):                                                %       5.62
Ratios/Supplemental Data:
 Net assets, end of period ($000's)                              $        139
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)                  %       1.75
 Gross expenses prior to expense reimbursement(3)                %       1.88
 Net investment income (loss) after expense
 reimbursement(3)(4)                                             %      (0.49)
 Portfolio turnover                                              %        122

----------
(1)  Commencement of offering shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

                                                                       FINANCIAL
PILGRIM MIDCAP GROWTH FUND                                            HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                         Year    Three months
                                                         ended      ended
                                                       June 30,    June 30,          Year ended March 31,
                                                         2000      1999(1)     1999     1998      1997    1996
                                                         ----      -------     ----     ----      ----    ----
Per Share Operating Performance:
 Net asset value, beginning of period               $    26.94      25.14      23.30    18.01     17.99   13.66
 Income from investment operations:
 Net investment income (loss)                       $    (0.29)     (0.06)     (0.12)   (0.21)    (0.04)  (0.07)
 Net realized and unrealized gains on investments   $    17.92       1.86       3.56     7.48      0.32    4.86
 Total from investment operations                   $    17.63       1.80       3.44     7.27      0.28    4.79
 Less distributions from:
 Net realized gains on investments                  $     8.90         --       1.60     1.98      0.26    0.46
 Net asset value, end of period                     $    35.67      26.94      25.14    23.30     18.01   17.99
 Total Return(2):                                   %    77.87       7.16      15.77    42.00      1.39   35.37
Ratios/Supplemental Data:
 Net assets, end of period (000's)                  $   19,792     19,383     14,350   12,204    13,115   4,274
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)     %     1.26       1.24       1.23     1.22      1.25    1.23
 Gross expenses prior to expense reimbursement(3)   %     1.26       1.25       1.31     1.95      1.84    2.84
 Net investment income (loss) after expense
 reimbursement(3)(4)                                %    (1.00)     (0.95)     (0.71)   (0.97)    (0.69)  (0.57)
 Portfolio turnover                                 %      148         55        154      200       153     114

----------
(1) Effective May 24, 1999, Pilgrim Investments, Inc. became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(2) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

FINANCIAL
HIGHLIGHTS                                          PILGRIM SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                         Year    Three months                            August 31,
                                                        ended       ended                                1995(2) to
                                                       June 30,    June 30,      Year ended March 31,     March 31,
                                                         2000      1999(1)     1999      1998     1997      1996
                                                         ----      -------     ----      ----     ----      ----
Per Share Operating Performance:
 Net asset value, beginning of period               $    21.19      18.56      19.27     13.19    14.16     12.50
 Income from investment operations:
 Net investment income (loss)                       $    (0.21)     (0.06)     (0.15)     0.03    (0.07)    (0.03)
 Net realized and unrealized gains (loss)
 on investments                                     $    10.30       2.69       0.22      6.16    (0.77)     1.69
 Total from investment operations                   $    10.09       2.63       0.07      6.19    (0.84)     1.66
 Less distributions from:
 Net realized gains on investments                  $    10.81         --       0.78      0.11     0.13        --
 Net asset value, end of period                     $    20.47      21.19      18.56     19.27    13.19     14.16
 Total Return(3):                                   %    61.08      14.17       0.96     47.01    (6.03)    13.28
Ratios/Supplemental Data:
 Net assets, end of period (000's)                  $   12,569     11,013      9,107    12,508    1,013       314
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)     %     1.52       1.45       1.53      1.52     1.51      1.49
 Gross expenses prior to expense reimbursement(4)   %     1.57       1.49       1.63      2.39    10.79     37.86
 Net investment income (loss) after expense
 reimbursement(4)(5)                                %    (1.21)     (1.21)     (0.97)    (1.52)   (1.02)    (1.05)
 Portfolio turnover                                 %      127         32         90        92      113       130

----------
(1) Effective May 24, 1999, Pilgrim Investments, Inc., became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(2)  Commencement of offering shares.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

                                                                       FINANCIAL
PILGRIM WORLDWIDE GROWTH FUND                                         HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                           Year    Three months                           August 31,
                                                           ended       ended                              1995(2) to
                                                         June 30,    June 30,     Year ended March 31,     March 31,
                                                           2000      1999(1)     1999     1998     1997     1996
                                                           ----      -------     ----     ----     ----     ----
Per Share Operating Performance:
 Net asset value, beginning of period               $     27.12        24.59     19.63    15.00    13.27      12.50
 Income from investment operations:
 Net investment income (loss)                       $     (0.16)        0.01      0.22    (0.11)    0.01      (0.04)
 Net realized and unrealized gains (loss) on
   investments                                      $     11.11         2.52      6.15     5.29     1.72       0.81
 Total from investment operations                   $     10.95         2.53      6.37     5.18     1.73       0.77
 Less distributions from:
 Net investment income                              $        --           --      0.15       --       --         --
 Net realized gains on investments                  $      3.54           --      1.26     0.55       --         --
 Net asset value, end of period                     $     34.53        27.12     24.59    19.63    15.00      13.27
 Total Return(3):                                   %     42.63        10.29     33.97    35.11    12.87       6.32
Ratios/Supplemental Data:
 Net assets, end of period (000's)                  $    54,418       14,870     7,320      645      642          1
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)     %      1.57         1.55      1.59     1.61     1.61       1.60
 Gross expenses prior to expense reimbursement(4)   %      1.57         1.55      1.76     3.75    34.99   3,232.53
 Net investment income (loss) after expense
 reimbursement(4)(5)                                %     (0.69)        0.17      0.17    (0.47)   (0.91)     (0.50)
 Portfolio turnover                                 %       169           57       247      202      182        132

----------
(1) Effective May 24, 1999, Pilgrim Investments, Inc., became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(2)  Commencement of offering shares.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

FINANCIAL
HIGHLIGHTS                                PILGRIM INTERNATIONAL CORE GROWTH FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                         Year    Three months                      February 28,
                                                         ended       ended                          1997(1) to
                                                       June 30,    June 30,   Year ended March 31,   March 31,
                                                         2000       1999(2)     1999       1998        1997
                                                         ----       -------     ----       ----        ----
Per Share Operating Performance:
 Net asset value, beginning of period               $    19.63      18.36       17.43      12.75        12.50
 Income from investment operations:
 Net investment income (loss)                       $    (0.17)      0.04        0.09      (0.04)          --
 Net realized and unrealized gains on investments   $     6.48       1.23        0.97       4.72         0.25
 Total from investment operations                   $     6.31       1.27        1.06       4.68         0.25
 Less distributions from:
 Net investment income                              $       --         --        0.13         --           --
 Net realized gains on investments                  $     1.16         --          --         --           --
 Net asset value, end of period                     $    24.78      19.63       18.36      17.43        12.75
 Total Return(3):                                   %    32.56       6.92        6.11      36.63         2.00
Ratios/Supplemental Data:
 Net assets, end of period (000's)                  $   16,567      9,390      11,268      1,719            1
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)     %     1.75       1.54        1.63       1.66         0.00
 Gross expenses prior to expense reimbursement(4)   %     2.06       1.63        1.87       3.18     2,667.07
 Net investment income (loss) after expense
 reimbursement(4)(5)                                %    (0.73)      0.73       (0.27)     (0.47)        0.00
 Portfolio turnover                                 %      200         67         214        274           76

----------
(1)  The Fund commenced operations on February 28, 1997.
(2) Effective May 24, 1999, Pilgrim Investments, Inc., became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

                                                                       FINANCIAL
PILGRIM INTERNATIONAL SMALLCAP GROWTH FUND                            HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                           Year    Three months                            August 31,
                                                           ended      ended                                1995(1) to
                                                         June 30,    June 30,     Year ended March 31,      March 31,
                                                           2000       1999(2)    1999     1998      1997      1996
                                                           ----       -------    ----     ----      ----      ----
Per Share Operating Performance:
 Net asset value, beginning of period                $     25.16      22.23      19.18    14.01     13.52     12.50
 Income from investment operations:
 Net investment income (loss)                        $     (0.21)     (0.03)     (0.02)    0.05     (0.06)     0.01
 Net realized and unrealized gains on investments    $     20.53       2.96       3.36     5.12      2.01      1.01
 Total from investment operations                    $     20.32       2.93       3.34     5.17      1.95      1.02
 Less distributions from:
 Net investment income                               $        --         --       0.09       --        --        --
 Net realized gains on investments                   $      2.18         --       0.20       --      1.46        --
 Net asset value, end of period                      $     43.30      25.16      22.23    19.18     14.01     13.52
 Total Return(3):                                    %     82.99      13.18      17.61    36.90     15.03      8.16
Ratios/Supplemental Data:
 Net assets, end of period (000's)                   $   163,843     42,881     32,819    8,810        42        19
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)      %      1.57       1.65       1.65     1.66      1.66      1.65
 Gross expenses prior to expense reimbursement(4)    %      1.57       1.67       1.80     6.15    151.33    531.72
 Net investment income (loss) after expense
 reimbursement(4)(5)                                 %     (0.66)     (0.50)     (0.50)   (0.43)    (0.64)     0.33
 Portfolio turnover                                  %       164         44        146      198       206       141

----------
(1)  Commencement of offering shares.
(2) Effective May 24, 1999, Pilgrim Investments, Inc., became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

FINANCIAL
HIGHLIGHTS                                       PILGRIM EMERGING COUNTRIES FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                       Year    Three months                                August 31,
                                                       ended      ended                                    1995(1) to
                                                     June 30,    June 30,        Year Ended March 31,       March 31,
                                                       2000      1999(2)      1999       1998      1997       1996
                                                       ----      -------      ----       ----      ----       ----
Per Share Operating Performance:
 Net asset value, beginning of period             $     17.20     13.79       17.76      16.47     13.18      12.50
 Income from investment operations:
 Net investment income (loss)                     $     (0.16)    (0.04)      (0.01)      0.07     (0.04)      0.01
 Net realized and unrealized gains (loss) on
   investments                                    $      3.70      3.45       (3.78)      1.33      3.37       0.67
 Total from investment operations                 $      3.54      3.41       (3.79)      1.40      3.33       0.68
 Less distributions from:
 Net investment income                            $        --        --        0.18         --        --         --
 Net realized gains on investments                $        --        --          --       0.11      0.04         --
 Net asset value, end of                          $     20.74     17.20       13.79      17.76     16.47      13.18
 Total Return(3):                                 %     20.58     24.73      (21.42)      8.60     25.29       5.44
Ratios/Supplemental Data:
 Net assets, end of period (000's)                $   119,251    79,130      53,125     46,711     8,660        350
 Ratio to average net assets:
 Net expenses after expense reimbursement(4)(5)   %      2.09      1.90        1.94       1.91      1.91       1.90
 Gross expenses prior to expense
 reimbursement(4)                                 %      2.24      2.43        2.23       2.43      4.20      44.24
 Net investment income (loss) after expense
 reimbursement(4)(5)                              %     (1.05)    (1.07)      (0.01)      1.06     (0.87)      0.47
 Portfolio turnover                               %       211        67         213        243       176        118

----------
(1)  Commencement of offering shares.
(2) Effective May 24, 1999, Pilgrim Investments, Inc., became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

                                                                       FINANCIAL
                                                                      HIGHLIGHTS
PILGRIM GOVERNMENT SECURITIES INCOME FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                        April 5,
                                                                      2000(1) to
                                                                       June 30,
                                                                         2000
                                                                         ----
Per Share Operating Performance:
 Net asset value, beginning of period                              $     11.88
 Income from investment operations:
 Net investment income                                             $      0.15
 Net realized and unrealized (loss) on investments                 $      0.03
 Total from investment operations                                  $      0.18
 Less distributions from:
 Net investment income                                             $     (0.12)
 Net realized gains on investments                                 $        --
 Net asset value, end of period                                    $     11.94
 Total Return(2):                                                  %      0.94
Ratios/Supplemental Data:
 Net assets, end of period (000's)                                 $        22
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)                    %      1.35
 Gross expenses prior to expense reimbursement(3)                  %      1.35
 Net investment income (loss) after expense
 reimbursement(3)(4)                                               %      5.87
 Portfolio turnover                                                %        44

----------
(1)  Commencement of offering shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

FINANCIAL
HIGHLIGHTS                                         PILGRIM STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                        Year    Three months   July 27
                                                        ended      ended      1998(1) to
                                                      June 30,    June 30,     March 31,
                                                        2000      1999(2)        1999
                                                        ----      -------        ----
Per Share Operating Performance:
 Net asset value, beginning of period                $   11.99      12.26        12.43
 Income from investment operations:
 Net investment income                               $    0.94       0.25         0.48
 Net realized and unrealized (loss) on investments   $   (0.54)     (0.38)       (0.04)
 Total from investment operations                    $    0.40      (0.13)        0.44
 Less distributions from:
 Net investment income                               $    0.94       0.14         0.50
 Net realized gains on investments                   $      --         --         0.11
 Net asset value, end of period                      $   11.45      11.99        12.26
 Total Return(3):                                    %    3.55       1.16         5.78
Ratios/Supplemental Data:
 Net assets, end of period (000's)                   $     228        171          314
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)      %    0.86       0.71         0.69
 Gross expenses prior to expense reimbursement(4)    %    2.54       1.37         1.74
 Net investment income (loss) after expense
 reimbursement(4)(5)                                 %    7.79       6.07         6.03
 Portfolio turnover                                  %     168         69          274

----------
(1)  The Fund commenced operations on July 27, 1998.
(2) Effective May 24, 1999, Pilgrim Investments, Inc., became the Investment Manager of the Fund and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

                                                                       FINANCIAL
PILGRIM HIGH YIELD FUND                                               HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                          Year      From June 17
                                                          ended         thru
                                                        June 30,      June 30,
                                                          2000        1999(1)
                                                          ----        -------
Per Share Operating Performance:
 Net asset value, beginning of period             $        5.93         5.91
 Income (loss) from investment operations:
 Net investment income                            $        0.60         0.02
 Net realized and unrealized gain (loss) on
 investments                                      $       (0.33)          --
 Total from investment operation                  $       (0.27)        0.02
 Less distributions from:
 Net investment income                            $        0.60           --
 Realized capital gains                           $          --           --
 Total distributions                              $        0.60           --
 Net asset value, end of period                   $        5.60         5.93
 Total Return(2):                                 %       (5.29)        0.34
Ratios/Supplemental Data:
 Net assets, end of period (000's)                $          --           --
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)   %        1.05           --
 Gross expenses prior to expense
 reimbursement(3)                                 %        1.17           --
 Net investment income (loss) after expense
 reimbursement(3)(4)                              %       10.41           --
 Portfolio turnover rate                          %          89          184

----------

(1)  Commencement of offering shares.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

FINANCIAL
HIGHLIGHTS                                            PILGRIM HIGH YIELD FUND II
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                           Year     Three months     Year        March 27,
                                                           ended       ended         ended      1998(1) to
                                                          June 30,    June 30,     March 31,     March 31,
                                                           2000        1999(2)        1999         1998
                                                           ----        -------        ----         ----
Per Share Operating Performance:
 Net asset value, beginning of period                 $    11.59        11.68         12.72        12.70
 Income from investment operations:
 Net investment income (loss)                         $     1.20         0.30          1.16         0.01
 Net realized and unrealized gains (loss) on
   securities and foreign currency                    $    (0.76)       (0.11)        (1.01)        0.01
 Total from investment operations                     $     0.44         0.19          0.15         0.02
 Less distributions from:
 Net investment income                                $    (1.21)        0.28          1.19           --
 Net asset value, end of period                       $    10.82        11.59         11.68        12.72
 Total Return(3):                                     %     4.04         1.63          1.40         0.16
Ratios/Supplemental Data:
 Net assets, end of period (000's)                    $    6,882        3,229         6,502          567
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)       %     1.08         0.90          0.87         0.97
 Gross expenses prior to expense reimbursement(4)     %     1.27         1.17          1.28         0.97
 Net investment income (loss) after expense
 reimbursement(4)(5)                                  %    10.73         9.88         10.01         7.53
 Portfolio turnover                                   %      113           44           242          484

----------
(1)  The Fund commenced operations on March 27, 1998.
(2) Effective May 24, 1999, Pilgrim Investments, Inc., became the Investment Manager of the Fund and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses

                 See Accompanying Notes to Financial Statements

                                                                       FINANCIAL
PILGRIM BALANCED FUND                                                 HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                           Year    Three months                           August 31,
                                                           ended       ended                              1995(1) to
                                                         June 30,     June 30,    Year ended March 31,     March 31,
                                                           2000       1999(2)    1999     1998     1997      1996
                                                           ----       -------    ----     ----     ----      ----
Per Share Operating Performance:
 Net asset value, beginning of period                 $    19.04       18.85     18.48    13.42    12.69      12.50
 Income from investment operations:
 Net investment income                                $     0.54        0.11      0.44     0.30     0.24       0.15
 Net realized and unrealized gains on investments     $    (0.57)       0.16      2.50     5.07     0.73       0.19
 Total from investment operations                     $    (0.03)       0.27      2.94     5.37     0.97       0.34
 Less distributions from:
 Net investment income                                $     0.40        0.08      0.50     0.31     0.24       0.15
 Net realized gains on investments                    $     3.67          --      2.07       --       --         --
 Net asset value, end of period                       $    14.94       19.04     18.85    18.48    13.42      12.69
 Total Return(3):                                     %    (0.60)       1.44     17.49    40.21     7.60       2.77
Ratio/Supplemental Data:
 Net assets, end of period (in thousands)             $      230         190       176      166       73          1
 Ratio to average net assets:
 Net expenses after expense reimbursement(4)(5)       %     1.30        1.25      1.25     1.26     1.26       1.25
 Gross expenses prior to expense reimbursement(4)     %     1.51        1.51      1.63    11.28   126.75   3,094.48
 Net investment income (loss) after expense
 reimbursement(4)(5)                                  %     3.36        2.30      2.41     4.09     2.15       2.16
 Portfolio turnover                                   %      173          63       165      260      213        197

----------
(1)  Commencement of offering of shares.
(2) Effective May 24, 1999, Pilgrim Investments, Inc., became the Investment Manager of the Fund and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses

                 See Accompanying Notes to Financial Statements

FINANCIAL
HIGHLIGHTS                                              PILGRIM CONVERTIBLE FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                          Year     Three months                            August 31,
                                                          ended        ended                               1995(2) to
                                                        June 30,     June 30,      Year ended March 31,     March 31,
                                                          2000       1999(1)     1999     1998      1997      1996
                                                          ----       -------     ----     ----      ----      ----
Per Share Operating Performance:
 Net asset value, beginning of period               $     22.51       21.22      18.47    15.19     13.72     12.50
 Income from investment operations:
 Net investment income (loss)                       $      0.44        0.09       0.43     0.48      0.42      0.17
 Net realized and unrealized gains (loss) on
   investments                                      $      7.82        1.31       3.09     4.19      1.50      1.22
 Total from investment operations                   $      8.26        1.40       3.52     4.67      1.92      1.39
 Less distributions from:
 Net investment income                              $     (0.35)       0.11       0.46     0.48      0.42      0.17
 Net realized gains on investments                  $     (3.57)         --       0.31     0.91      0.03        --
 Net asset value, end of period                     $     26.85       22.51      21.22    18.47     15.19     13.72
 Total Return(3):                                   %     40.36        6.62      19.66    31.54     14.13     11.13
Ratios/Supplemental Data:
 Net assets, end of period (in thousands)           $    56,165      17,537      8,741    7,080     4,599     1,085
 Ratio to average net assets:
 Net expenses after expense reimbursement(4)(5)     %      1.25        1.23       1.23     1.22      1.25      1.25
 Gross expenses prior to expense reimbursement(4)   %      1.25        1.23       1.35     2.35      2.90      9.21
 Net investment income (loss) after expense
 reimbursement(4)(5)                                %      1.88        2.04       2.37     5.99      3.29      3.59
 Portfolio turnover                                 %       129          28        138      160       167       145

----------
(1) Effective May 24, 1999, Pilgrim Investments, Inc., became the Investment Manager of the Fund and the Fund changed its year end to June 30.
(2)  Commencement of offering shares.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

-------
Pilgrim
Funds
-------

                NOTES TO FINANCIAL STATEMENTS as of June 30, 2000
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

Organization. The Pilgrim Funds in this report are comprised of Pilgrim Mutual Funds ("PMF"), Pilgrim Investment Funds, Inc. ("PIF"), and Pilgrim Advisory Funds, Inc. ("PAF") which are each open-end investment management companies registered under the Investment Company Act of 1940, as amended.

PMF, formerly Nicholas-Applegate Mutual Funds, is a Delaware business trust organized in 1992 with eleven separate series (Portfolios). The "Funds" are Pilgrim LargeCap Growth Fund, Pilgrim MidCap Growth Fund, Pilgrim SmallCap Growth Fund, Pilgrim Worldwide Growth Fund, Pilgrim International Core Growth Fund, Pilgrim International SmallCap Growth Fund, Pilgrim Emerging Countries Fund, Pilgrim Strategic Income Fund (formerly High Quality Bond Fund), Pilgrim High Yield Fund II, Pilgrim Balanced Fund and Pilgrim Convertible Fund. In a transaction that closed on May 21, 1999, Pilgrim Investments, Inc. became the Investment Manager and Pilgrim Securities, Inc. became the Distributor of the Funds in PMF. While Pilgrim Investments, Inc. manages all the portfolios of PMF, Nicholas-Applegate Capital Management acts as sub-advisor to all the PMF portfolios with the exception of Strategic Income Fund, High Yield Fund II and Balanced Fund.

PIF, a Maryland Corporation organized in 1969, consists of Pilgrim MagnaCap Fund and Pilgrim High Yield Fund. PAF, a Maryland Corporation organized in 1995, consists of Pilgrim MidCap Value Fund, Pilgrim LargeCap Leaders Fund and Pilgrim Asia-Pacific Equity Fund. The investment objective of each Fund is described in each Fund's prospectus.

Each Fund offers at least two of the following classes of shares: Class A, Class B, Class C, Class M, Class Q and Class T. This report covers only the Funds that offer Class Q shares. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees, shareholder servicing fees and transfer agency fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains are allocated to each class pro rata based on the net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and transfer agency fees.

Reorganization. Before a shareholder approved reorganization effective July 24, 1998, the funds comprising PMF invested all of their assets in corresponding portfolios of Nicholas-Applegate Investment Trust, an arrangement known as a "master/feeder" structure. Upon the reorganization, the Institutional Portfolio series of the Trust were renamed Funds and were authorized to issue multiple classes of shares, and their outstanding shares were classified as Class I shares. At the same time, the A, B, C and Advisory Portfolios of the Trust transferred their assets to the corresponding Funds, and their shareholders received Class A, B, C and Q shares of the Funds on a tax-free basis. Effective May 7, 1999 and concurrent with the change in investment adviser, the Institutional Classes of PMF were transferred in a tax free reorganization to new funds being managed by Nicholas-Applegate Capital Management.

On November 16, 1999 the Boards of Trustees and Directors of the following funds approved a plan of reorganization for the transfer of assets and liabilities of the following:

* Pilgrim Government Securities Fund into the Pilgrim Government Securities Income Fund

*    Pilgrim High Yield III Fund into the Pilgrim High Yield II Fund, and

-------
Pilgrim
Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

* Pilgrim Income & Growth Fund and Pilgrim Balance Sheet Opportunities Fund into the Pilgrim Balanced Fund

This plan of reorganization was subsequently approved by shareholders on March 20, 2000 and effective on March 31, 2000 the transfer of all assets and liabilites between the respective Funds was accomplished through a tax free exchange of shares.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Security Valuation. Investments in equity securities traded on a national securities exchange or included on the NASDAQ National Market System are valued at the last reported sale price. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's custodian. Debt securities in Pilgrim Strategic Income Fund, Pilgrim Balanced Fund and Pilgrim High Yield Fund II are valued at bid prices (Pilgrim High Yield Fund, including securities sold short, is valued at the mean between the bid and ask prices) obtained from independent services or from one or more dealers making markets in the securities. U.S. Government obligations are valued by using market quotations or independent pricing services which uses prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies set by the Board of Directors. Investments in securities maturing in less than 60 days are valued at cost, which, when combined with accrued interest, approximates market value.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities delivered. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the funds. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

     (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.

     (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

     Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities

-------
Pilgrim
Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

     other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government. These risks include but are not limited to re-evaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. Government.

D. Foreign Currency Transactions. Certain funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. There were no open futures contracts at December 31, 1999.

E. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-date. Each Fund pays dividends, if any, as follows:

     Annually                 Semi-Annually      Quarterly        Monthly
     --------                 -------------      ---------        -------
     LargeCap Leaders         MagnaCap           Balanced         Strategic
     LargeCap Growth                             Convertible       Income
     MidCap Value                                                 Government
     MidCap Growth                                                Securities
     SmallCap Growth                                              Income
     International Core                                           High Yield
      Growth                                                      High Yield II
     Worldwide Growth
     International
      SmallCap Growth
     Emerging Countries

     Pilgrim High Yield II declares and goes ex-dividend daily and pays dividends monthly. Each Fund distributes capital gains, to the extent available, annually.

     The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, foreign currency transactions, organization costs and other temporary differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes, are reported as

-------
Pilgrim
Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

     distributions in excess of net investment income and/or net realized capital gains. To the extent they exceed net investment income and/or net realized capital gains for tax purposes, they are reported as distributions of paid-in capital. Accordingly, amounts as of June 30, 2000 have been increased (decreased) through reclassification as follows:

                                                                           Accumulated
                                                                           net realized
                                                     Undistributed        gains (losses)
                                                   (overdistributed)      on investments
                                      Paid-in        net investment         and foreign
                                      capital            income        currency transactions
                                      -------            ------        ---------------------
MagnaCap                           $         --       $   308,205          $   (308,205)
LargeCap Leaders                        (46,906)          315,614              (268,708)
LargeCap Growth                       5,093,695         5,317,970           (10,411,665)
MidCap Value                           (387,792)          387,792                    --
MidCap Growth                         2,153,292         6,452,374            (8,605,666)
SmallCap Growth                     (21,573,410)        7,259,094            14,314,316
Worldwide Growth                      3,300,453         5,140,001            (8,440,454)
International Core Growth             3,074,027           734,948            (3,808,975)
International SmallCap Growth         1,618,970         4,264,398            (5,883,368)
Emerging Countries                  (19,687,342)        2,952,138            16,735,204
Government Securities Income             (4,350)         (190,620)              194,970
Strategic Income                       (214,691)          348,410              (133,719)
High Yield                           (2,218,003)        2,218,003                    --
High Yield II                          (187,248)          282,299               (95,051)
Balanced                               (162,033)          (13,137)              175,170
Convertible                          (1,570,609)          892,991               677,618

F. Federal Income Taxes. It is the policy of the Funds to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, each Fund intends not to be subject to any federal excise tax.

     The Board of Directors intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

     Capital loss carryforwards were as follows at June 30, 2000:

                                                   Amount       Expiration Dates
                                                   ------       ----------------
     Emerging Countries                         $37,330,830           2006
     Government Securities Income                 7,375,294       2000 to 2007
     Strategic Income                               812,559       2006 to 2007
     High Yield                                  50,313,971       2001 to 2008
     High Yield II                                9,557,114       2006 to 2008

G. Use of Estimates. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from these estimates.

H. Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the amount being invested by the Fund. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

I. Deferred Organization Expenses. Expenses incurred in connection with the organization and registration of the LargeCap Leaders Fund and MidCap Value Fund under the Investment Company Act of 1940 and the Securities Act of 1933 are being amortized by each Fund equally over a period of five years from the date of commencement of its operations.

-------
Pilgrim
Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

J. Securities Lending. Each Fund had the option to temporarily loan securities, up to 33 1/3% of its total assets, to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash, letters of credit or U.S. Government securities.

NOTE 3 -- INVESTMENT TRANSACTIONS

For the year ended June 30, 2000, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

                                                   Purchases            Sales
                                                   ---------            -----

MagnaCap Fund                                   $  112,268,474      $160,191,540
LargeCap Leaders Fund                               14,013,272        15,181,906
LargeCap Growth Fund                               974,359,094       541,278,929
MidCap Value Fund                                   47,166,393        69,863,247
MidCap Growth                                      649,865,512       593,010,815
SmallCap Growth Fund                               515,442,043       511,413,629
Worldwide Growth Fund                            1,010,948,365       698,234,369
International Core Growth Fund                     155,980,822       131,692,882
International SmallCap Growth Fund               1,038,731,310       641,090,983
Emerging Countries Fund                            481,141,840       446,788,856
Government Securities Income Fund                   21,100,781        21,382,264
Strategic Income Fund                               20,800,382        24,567,555
High Yield Fund                                    308,052,953       370,094,465
High Yield Fund II                                 109,070,769       132,645,553
Balanced Fund                                      100,067,105       113,315,133
Convertible Fund                                   542,878,886       433,560,409

NOTE 4 -- INVESTMENT MANAGEMENT FEES

Each of the Funds has entered into an Investment Management Agreement with Pilgrim Investments, Inc. ("the Manager"), a wholly-owned subsidiary of Pilgrim Group, Inc. ("PGI"). The investment management agreements compensate the Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For Emerging Countries -- 1.25%; for LargeCap Leaders, MidCap Value and SmallCap Growth -- 1.00%; for Worldwide Growth, International Core Growth and International SmallCap Growth -- 1.00% for the first $500 million, 0.90% of the next $500 million and 0.85% in excess of $1.0 billion; for LargeCap Growth, MidCap Growth, Balanced and Convertible -- 0.75% for the first $500 million, 0.675% of the next $500 million and 0.65% in excess of $1.0 billion; for High Yield and High Yield II -- 0.60%; for Strategic Income -- 0.45% for the first $500 million, 0.40% of the next $250 million and 0.35% in excess of $750 million; for MagnaCap -- 1.00% for the first $30 million, 0.75% of the next $220 million, 0.625% of the next $250 million and 0.50% in excess of $500 million; for Government Securities Income -- 0.50% for the first $500 million, 0.45% of the next $500 million and 0.40% in excess of $1.0 billion.

NOTE 5 -- DISTRIBUTION FEES

Each share class of the Funds has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby Pilgrim Securities, Inc. (the "Distributor") is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Funds' shares. Pursuant to the 12b-1 Plans, the Distributor is entitled to payment each month for actual expenses incurred in the distribution and promotion of each Fund's shares, including the printing of prospectuses and reports used for sales purposes, expenses of preparation and printing of sales literature and other such distribution related expenses, including any distribution or service fees paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor the following annual fees:

                                Class A   Class B   Class C   Class M   Class Q   Class T
                                -------   -------   -------   -------   -------   -------
MagnaCap                         0.30%     1.00%     1.00%     0.75%     0.25%       N/A
LargeCap Leaders                 0.25      1.00      1.00      0.75      0.25        N/A
LargeCap Growth                  0.35      1.00      1.00       N/A      0.25        N/A
MidCap Value                     0.25      1.00      1.00      0.75      0.25        N/A
MidCap Growth                    0.35      1.00      1.00       N/A      0.25        N/A
SmallCap Growth                  0.35      1.00      1.00       N/A      0.25        N/A
Worldwide Growth                 0.35      1.00      1.00       N/A      0.25        N/A
International Core Growth        0.35      1.00      1.00       N/A      0.25        N/A
International SmallCap Growth    0.35%     1.00%     1.00%      N/A      0.25%       N/A
Emerging Countries               0.35      1.00      1.00       N/A      0.25        N/A
Government Securities Income     0.25      1.00      1.00      0.75      0.25       0.65%
Strategic Income                 0.35      0.75      0.75       N/A      0.25        N/A
High Yield                       0.25      1.00      1.00      0.75      0.25        N/A
High Yield II                    0.35      1.00      1.00       N/A      0.25       0.65
Balanced                         0.35      1.00      1.00       N/A      0.25       0.75
Convertible                      0.35      1.00      1.00       N/A      0.25        N/A

-------
Pilgrim
Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

For the year ended June 30, 2000 the Funds paid the following distribution fees by class to the Distributor.

                                 Class A      Class B       Class C    Class M      Class Q    Class T
                                 -------      -------       -------    -------      -------    -------
MagnaCap                       $  994,817   $1,030,869    $   26,458    108,690   $   14,864       N/A
LargeCap Leaders                   22,870      230,542         7,964     38,910           79       N/A
LargeCap Growth                   375,756    1,990,735       824,123        N/A       38,960       N/A
MidCap Value                       29,081      210,118         4,057     48,713          137       N/A
MidCap Growth                     389,998      822,217     2,056,051        N/A       40,692       N/A
SmallCap Growth                   488,534      727,465     1,977,269        N/A       26,579       N/A
Worldwide Growth                  515,322      770,751     1,751,460        N/A       94,045       N/A
International Core Growth          65,630      173,309       194,645        N/A       35,869       N/A
International SmallCap Growth     559,207      796,853       798,961        N/A      293,086       N/A
Emerging Countries                226,595      295,635       276,850        N/A      249,693       N/A
Government Securities Income       69,487      173,703         8,927      4,908            5    38,778
Strategic Income                   10,355       37,680        38,579        N/A          444       N/A
High Yield                        272,149    2,354,893        42,730    140,963           --       N/A
High Yield II                      60,360      570,886       193,491        N/A        9,563    53,509
Balanced                           81,266      162,089       210,792        N/A          495    21,291
Convertible                       317,132    1,028,519     1,267,593        N/A       83,759       N/A

For the year ended June 30, 2000, the Distributor has retained $1,608,367 as sales charges from the proceeds of Class A Shares sold, $405,740 from the proceeds of Class C Shares redeemed, and $11,385 from the proceeds of Class M Shares sold.

NOTE 6 -- SHAREHOLDER SERVICING FEES

Each of the Funds has entered into a Service Agreement with PGI whereby PGI will act as Shareholder Service Agent for each Fund. The agreement provides that PGI will be compensated for incoming and outgoing shareholder telephone calls and letters, and all reasonable out-of-pocket expenses incurred in connection with the performance of such services. Fees accrued during the year ended June 30, 2000 are shown in the accompanying Statements of Operations.

NOTE 7 -- EXPENSE WAIVERS

For the following Funds, the Investment Manager has voluntarily agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

                                Class A   Class B   Class C   Class M   Class Q   Class T
                                -------   -------   -------   -------   -------   -------
LargeCap Leaders                 1.75%     2.50%     2.50%     2.25%     1.75%      N/A
LargeCap Growth                  1.60      2.25      2.25       N/A      1.25       N/A
MidCap Value                     1.75      2.50      2.50      2.25      1.75       N/A
MidCap Growth                    1.60      2.25      2.25       N/A      1.25       N/A
SmallCap Growth                  1.95      2.60      2.60       N/A      1.50       N/A
Worldwide Growth                 1.85      2.50      2.50       N/A      1.60       N/A
International Core Growth        1.95      2.60      2.60       N/A      1.65       N/A
International SmallCap Growth    1.95      2.60      2.60       N/A      1.65       N/A
Emerging Countries               2.25      2.90      2.90       N/A      1.90       N/A
Government Securities Income       (1)       (1)       (1)       (1)       (1)       (1)
Strategic Income                 0.95      1.35      1.35       N/A      0.85       N/A
High Yield                       1.10      1.85      1.85      1.60      1.10       N/A
High Yield II                    1.10      1.75      1.75       N/A      1.00      1.40%
Balanced                         1.60      2.25      2.25       N/A      1.25      1.75
Convertible                      1.60      2.25      2.25       N/A      1.25       N/A

Amounts receivable from the Investment Manager at June 30, 2000 for expense waivers are included in Receivables due from affiliate in the accompanying Statements of Assets and Liabilities.

----------
(1) The Investment Manager has agreed to reimburse the Government Securities Income Fund for all gross operating expenses and costs of the Fund, excluding any interest, taxes, brokerage commissions, amortization of organizational expenses, extraordinary expenses, and distribution fees in excess of 0.25% which exceed 1.50% of the Fund's daily average net assets on the first $40 million of net assets and 1.00% of average daily net assets in excess of $40 million for any one fiscal year. The expense limitations cannot be changed without shareholder approval.

NOTE 8 -- CREDIT FACILITY

The Funds have a $75 million credit facility available to fund temporary or emergency borrowings which expires on August 31, 2000. Each Fund pays its pro rata share of an annual commitment fee plus interest on its specific borrowings. As of June 30, 2000 there was no balance outstanding under the credit facility.

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Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

NOTE 9 -- CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

                                      Class A Shares                  Class B Shares
                              ------------------------------    ----------------------------
                                    Year Ended June 30,             Year Ended June 30,
                              ------------------------------    ----------------------------
                                   2000            1999             2000            1999
                              -------------    -------------    ------------    ------------
MagnaCap Fund
 (Number of Shares)
Shares sold                       8,302,663       13,502,711       1,126,639       2,873,334
Shares issued as
 reinvestments of dividends       2,042,086        1,828,625         670,172         516,048
Shares redeemed                 (11,985,501)     (14,934,578)     (2,847,837)     (1,307,942)
                              -------------    -------------    ------------    ------------
Net increase (decrease)
 in shares outstanding           (1,640,752)         396,758      (1,051,026)      2,081,440
                              =============    =============    ============    ============
MagnaCap Fund ($)
Shares sold                   $ 134,588,976    $ 222,180,950    $ 18,234,831    $ 46,072,779
Shares issued as
 reinvestments of dividends      33,390,241       28,388,968      10,716,050       7,888,183
Shares redeemed                (193,866,999)    (246,413,983)    (44,525,122)    (20,667,305)
                              -------------    -------------    ------------    ------------
Net increase (decrease)
 in shares outstanding        $ (25,887,782)   $   4,155,935    $(15,574,241)   $ 33,293,657
                              =============    =============    ============    ============

                                      Class C Shares                  Class M Shares             Class Q Shares
                              ------------------------------    -----------------------------    --------------
                                    Year        June 1, 1999        Year Ended June 30,          Nov. 22, 1999
                                   Ended             to         -----------------------------          to
                               June 30, 2000   June 30, 1999        2000            1999         June 30, 2000
                               -------------   -------------    ------------    -------------    --------------
MagnaCap Fund
 (Number of Shares)
Shares sold                         355,043           34,608          71,735         210,689           627,893
Shares issued as
 reinvestments of dividends          13,431               --          94,820          95,725                --
Shares redeemed                    (166,071)              --        (265,773)       (238,673)           (1,149)
                              -------------    -------------    ------------    ------------      ------------
Net increase (decrease)
 in shares outstanding              202,403           34,608         (99,218)         67,741           626,744
                              =============    =============    ============    ============      ============
MagnaCap Fund ($)
Shares sold                   $   5,649,398    $     588,611    $  1,164,803    $  3,356,295      $ 10,206,194
Shares issued as
 reinvestments of dividends         214,760               --       1,532,001       1,471,188                --
Shares redeemed                  (2,597,664)              --      (4,228,665)     (3,784,141)          (18,412)
                              -------------    -------------    ------------    ------------      ------------
Net increase (decrease)
 in shares outstanding        $   3,266,494    $     588,611    $ (1,531,861)   $  1,043,342      $ 10,187,782
                              =============    =============    ============    ============      ============


                                        Class A Shares                   Class B Shares
                                 ---------------------------     -----------------------------
                                     Year Ended June 30,              Year Ended June 30,
                                 ---------------------------     -----------------------------
                                     2000            1999            2000             1999
                                 -----------     -----------     ------------     ------------
LargeCap Leaders Fund
 (Number of Shares)
Shares sold                          301,942         251,465          559,630          735,637
Shares issued as reinvestment
 of dividends                         58,405           9,173          160,941           24,514
Shares redeemed                     (219,637)       (287,552)        (745,133)        (408,748)
                                 -----------     -----------     ------------     ------------
Net increase (decrease) in
 shares outstanding                  140,710         (26,914)         (24,562)         351,403
                                 ===========     ===========     ============     ============
LargeCap Leaders Fund ($)
Shares sold                      $ 4,943,290     $ 3,946,541     $  8,870,343     $ 11,541,367
Shares issued as reinvestment
 of dividends                        929,814         146,637        2,481,716          384,368
Shares redeemed                   (3,554,645)     (4,313,891)     (11,733,890)      (6,043,904)
                                 -----------     -----------     ------------     ------------
Net increase (decrease) in
 shares outstanding              $ 2,318,459     $  (220,713)    $   (381,831)    $  5,881,831
                                 ===========     ===========     ============     ============


                                       Class C Shares                  Class M Shares
                                -----------------------------    -----------------------------
                                     Year       June 17, 1999        Year Ended June 30,
                                    Ended             to         -----------------------------
                                June 30, 2000   June 30, 1999        2000            1999
                                -------------   -------------    ------------- ---------------
LargeCap Leaders Fund
 (Number of Shares)
Shares sold                          226,352               2           47,521           32,969
Shares issued as reinvestment
 of dividends                            664              --           38,024            7,380
Shares redeemed                     (138,012)             --         (115,601)         (89,184)
                                 -----------     -----------     ------------     ------------
Net increase (decrease) in
 shares outstanding                   89,004               2          (30,056)         (48,835)
                                 ===========     ===========     ============     ============
LargeCap Leaders Fund ($)
Shares sold                      $ 3,583,768     $        30     $    764,132     $    521,236
Shares issued as reinvestment
 of dividends                         10,256              --          593,167          116,160
Shares redeemed                   (2,131,218)             --       (1,833,459)      (1,317,582)
                                 -----------     -----------     ------------     ------------
Net increase (decrease) in
 shares outstanding              $ 1,462,806     $        30     $   (476,160)    $   (680,186)
                                 ===========     ===========     ============     ============

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Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

                                                                  Class Q Shares
                                                                  --------------
                                                                       Year
                                                                       Ended
                                                                   June 30, 2000
                                                                   -------------

LargeCap Leaders Fund
 (Number of Shares)
Shares sold                                                             13,049
Shares issued as reinvestments of dividends                                 --
Shares redeemed                                                           (515)
                                                                     ---------
Net increase in shares outstanding                                      12,534
                                                                     =========
LargeCap Leaders Fund ($)
Shares sold                                                          $ 212,892
Shares issued as reinvestment of dividends                                  --
Shares redeemed                                                         (8,154)
                                                                     ---------
Net increase in shares outstanding                                   $ 204,738
                                                                     =========

                                                 Class A Shares                                   Class B Shares
                                 --------------------------------------------    ---------------------------------------------
                                      Year          3 Months         Year            Year           3 Months         Year
                                      Ended          Ended           Ended          Ended            Ended           Ended
                                    June 30,        June 30,       March 31,       June 30,         June 30,       March 31,
                                      2000           1999            1999            2000             1999           1999
                                 -------------    ------------    -----------    -------------    ------------    ------------
LargeCap Growth Fund
 (Number of Shares)
Shares sold                          4,427,459         601,704        387,443        6,775,370       1,006,149         722,166
Shares issued as reinvestments
 of dividends                           21,754              --          9,412           38,999              --           4,145
Shares redeemed                     (1,201,487)        (28,795)      (199,495)        (796,940)        (63,827)       (129,658)
                                 -------------    ------------    -----------    -------------    ------------    ------------
Net increase in shares
 outstanding                         3,247,726         572,909        197,360        6,017,429         942,322         596,653
                                 =============    ============    ===========    =============    ============    ============
LargeCap Growth Fund ($)
Shares sold                      $ 159,716,404    $ 16,107,475    $ 7,119,334    $ 236,388,229    $ 27,013,724    $ 13,914,112
Shares issued as reinvestments
 of dividends                          708,311              --        159,721        1,276,968              --          70,921
Shares redeemed                    (45,373,374)       (769,089)    (3,328,040)     (30,088,529)     (1,716,619)     (2,523,553)
                                 -------------    ------------    -----------    -------------    ------------    ------------
Net increase in shares
 outstanding                     $ 115,051,341    $ 15,338,386    $ 3,951,015    $ 207,576,668    $ 25,297,105    $ 11,461,480
                                 =============    ============    ===========    =============    ============    ============


                                                 Class C Shares                                   Class Q Shares
                                 --------------------------------------------    ---------------------------------------------
                                      Year          3 Months         Year            Year           3 Months         Year
                                      Ended          Ended           Ended          Ended            Ended           Ended
                                    June 30,        June 30,       March 31,       June 30,         June 30,       March 31,
                                      2000           1999            1999            2000             1999           1999
                                 -------------    ------------    -----------    -------------    ------------    ------------
LargeCap Growth Fund
 (Number of Shares)
Shares sold                          3,308,222         322,341        293,854          424,166          27,961         176,779
Shares issued as reinvestments
 of dividends                           13,490              --          1,216            2,730              --           1,139
Shares redeemed                       (388,728)        (10,496)       (35,900)         (71,210)         (9,901)        (34,429)
                                 -------------    ------------    -----------    -------------    ------------    ------------
Net increase in shares
 outstanding                         2,932,984         311,845        259,170          355,686          18,060         143,489
                                 =============    ============    ===========    =============    ============    ============
LargeCap Growth Fund ($)
Shares sold                      $ 120,907,907    $  8,625,780    $ 5,792,910    $  15,522,480    $    753,086    $  3,396,063
Shares issued as reinvestments
 of dividends                          443,449              --         20,875           93,151              --          19,518
Shares redeemed                    (15,356,494)       (279,527)      (642,955)      (2,818,083)       (263,465)       (600,590)
                                 -------------    ------------    -----------    -------------    ------------    ------------
Net increase in shares
 outstanding                     $ 105,994,862    $  8,346,253    $ 5,170,830    $  12,797,548    $    489,621    $  2,814,991
                                 =============    ============    ===========    =============    ============    ============

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Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

                                        Class A Shares                    Class B Shares                   Class C Shares
                                 ----------------------------     -----------------------------    -----------------------------
                                      Year Ended June 30,               Year Ended June 30,            Year        June 2, 1999
                                 ----------------------------     -----------------------------        Ended            to
                                     2000            1999             2000             1999        June 30, 2000   June 30, 1999
                                 -----------     ------------     ------------     ------------    -------------   -------------
MidCap Value Fund
 (Number of Shares)
Shares sold                          162,042          289,831          196,849          418,549         197,031          3,437
Shares issued as reinvestment
 of dividends                          5,045           97,756           10,124          163,266              50             --
Shares redeemed                     (736,267)        (834,562)      (1,110,013)        (992,708)         (5,154)          (336)
                                 -----------     ------------     ------------     ------------     -----------       --------
Net increase (decrease) in
 shares outstanding                 (569,180)        (446,975)         903,040         (410,893)        191,927          3,101
                                 ===========     ============     ============     ============     ===========       ========
MidCap Value Fund ($)
Shares sold                      $ 2,287,701     $  4,389,745     $  2,617,803     $  6,191,601     $ 2,726,555       $ 51,058
Shares issued as reinvestment
 of dividends                         69,464        1,381,287          135,051        2,251,448             671             --
Shares redeemed                   (9,944,036)     (12,572,823)     (14,482,052)     (14,198,024)        (67,227)        (5,064)
                                 -----------     ------------     ------------     ------------     -----------       --------
Net increase (decrease) in
 shares outstanding              $(7,586,871)    $ (6,801,791)    $(11,729,198)    $ (5,754,975)    $ 2,659,999       $ 45,994
                                 ===========     ============     ============     ============     ===========       ========


                                              Class M Shares           Class Q
                                     -----------------------------    ----------
                                            Year Ended June 30,       Year Ended
                                     -----------------------------     June 30,
                                         2000            1999            2000
                                     -----------      -----------     ----------
MidCap Value Fund
 (Number of Shares)
Shares sold                               65,235          162,221         9,749
Shares issued as reinvestment
 of dividends                              3,293           60,558            --
Shares redeemed                         (476,778)        (336,945)           --
                                     -----------      -----------       -------
Net increase (decrease) in
 shares outstanding                     (408,250)        (114,166)        9,749
                                     ===========      ===========       =======
MidCap Value Fund ($)
Shares sold                          $   881,691      $ 2,398,495       133,810
Shares issued as reinvestment
 of dividends                             44,230          838,728            --
Shares redeemed                       (6,344,036)      (4,910,700)           --
                                     -----------      -----------       -------
Net increase (decrease) in
 shares outstanding                  $(5,418,115)     $(1,673,477)      133,810
                                     ===========      ===========       =======

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Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

                                                  Class A Shares                                Class B Shares
                                ----------------------------------------------    -------------------------------------------
                                     Year          3 Months          Year            Year          3 Months         Year
                                     Ended           Ended           Ended           Ended          Ended           Ended
                                   June 30,         June 30,       March 31,        June 30,       June 30,       March 31,
                                     2000            1999            1999             2000           1999           1999
                                 -------------    -----------    -------------    ------------    -----------    ------------
MidCap Growth Fund
 (Number of Shares)
Shares sold                          9,111,415        170,704        5,215,189       1,509,894        124,529         549,516
Shares issued as reinvestments
 of dividends                          974,160             --          130,197         643,222             --          69,791
Shares redeemed                     (7,669,485)      (440,581)      (6,820,248)       (591,401)      (113,758)       (842,979)
                                 -------------    -----------    -------------    ------------    -----------    ------------
Net increase (decrease) in
 shares outstanding                  2,416,090       (269,877)      (1,474,862)      1,561,715         10,771        (223,672)
                                 =============    ===========    =============    ============    ===========    ============
MidCap Growth Fund ($)
Shares sold                      $ 250,678,628    $ 3,480,826    $  93,222,436    $ 49,598,444    $ 3,003,625    $ 11,154,074
Shares issued as reinvestments
 of dividends                       19,950,802             --        2,271,935      15,501,828             --       1,444,672
Shares redeemed                   (210,070,998)    (9,018,100)    (120,721,071)    (18,149,395)    (2,758,710)    (16,826,911)
                                 -------------    -----------    -------------    ------------    -----------    ------------
Net increase (decrease) in
 shares outstanding              $  60,558,432    $(5,537,274)   $ (25,226,700)   $ 46,950,877    $   244,915    $ (4,228,165)
                                 =============    ===========    =============    ============    ===========    ============

                                                  Class C Shares                                Class Q Shares
                                ----------------------------------------------    -------------------------------------------
                                     Year          3 Months          Year            Year          3 Months         Year
                                     Ended           Ended           Ended           Ended          Ended           Ended
                                   June 30,         June 30,       March 31,        June 30,       June 30,       March 31,
                                     2000            1999            1999             2000           1999           1999
                                 -------------    -----------    -------------    ------------    -----------    ------------
MidCap Growth Fund
 (Number of Shares)
Shares sold                          1,413,615        127,317        1,185,161         428,283        201,861         194,537
Shares issued as reinvestments
 of dividends                        2,159,370             --          121,764         102,573             --          37,715
Shares redeemed                     (1,287,410)      (465,369)      (3,371,242)       (695,575)       (52,773)       (185,074)
                                 -------------    -----------    -------------    ------------    -----------    ------------
Net increase (decrease) in
 shares outstanding                  2,285,575       (338,052)      (2,064,317)       (164,719)       149,088          47,178
                                 =============    ===========    =============    ============    ===========    ============
MidCap Growth Fund ($)
Shares sold                      $  37,423,320    $ 2,416,875    $  19,063,447    $ 16,105,660    $ 5,261,515    $  4,134,744
Shares issued as reinvestments
 of dividends                       40,876,879             --        1,981,095       2,657,668             --         828,224
Shares redeemed                    (31,578,669)    (8,876,675)     (52,212,207)    (21,963,880)    (1,337,840)     (3,718,156)
                                 -------------    -----------    -------------    ------------    -----------    ------------
Net increase (decrease) in
 shares outstanding              $  46,721,530    $(6,459,800)   $ (31,167,665)   $ (3,200,552)   $ 3,923,675    $  1,244,812
                                 =============    ===========    =============    ============    ===========    ============

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Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

                                                 Class A Shares                                   Class B Shares
                                 ----------------------------------------------    -------------------------------------------
                                     Year           3 Months          Year             Year          3 Months         Year
                                    Ended             Ended           Ended            Ended          Ended           Ended
                                   June 30,         June 30,        March 31,        June 30,        June 30,       March 31,
                                     2000             1999            1999             2000            1999           1999
                                 -------------    ------------    -------------    ------------    -----------    ------------
SmallCap Growth Fund
 (Number of Shares)
Shares sold                         15,288,354         384,655       44,256,415       1,419,656         62,154       1,030,266
Shares issued as reinvestments
 of dividends                        3,070,550              --          919,060       1,314,209             --         121,247
Shares redeemed                    (14,588,761)       (652,027)     (49,753,506)       (566,759)      (144,208)     (1,464,484)
                                 -------------    ------------    -------------    ------------    -----------    ------------
Net increase (decrease) in
 shares outstanding                  3,770,143        (267,372)      (4,578,031)      2,167,106        (82,054)       (312,971)
                                 =============    ============    =============    ============    ===========    ============
SmallCap Growth Fund ($)
Shares sold                      $ 278,913,445    $  6,777,887    $ 815,912,790    $ 34,348,864    $ 1,379,964    $ 19,580,720
Shares issued as reinvestments
 of dividends                       44,737,909              --       14,800,215      23,529,097             --       2,371,732
Shares redeemed                   (268,674,614)    (11,423,224)    (917,280,292)    (13,214,538)    (3,209,533)    (28,084,966)
                                 -------------    ------------    -------------    ------------    -----------    ------------
Net increase (decrease) in
 shares outstanding              $  54,976,740    $ (4,645,337)   $ (86,567,287)   $ 44,663,423    $ 1,829,569    $ (6,132,514)
                                 =============    ============    =============    ============    ===========    ============

                                                 Class C Shares                                  Class Q Shares
                                 ----------------------------------------------    -------------------------------------------
                                     Year           3 Months          Year             Year          3 Months         Year
                                    Ended             Ended           Ended            Ended          Ended           Ended
                                   June 30,         June 30,        March 31,        June 30,        June 30,       March 31,
                                     2000             1999            1999             2000            1999           1999
                                 -------------    ------------    -------------    ------------    -----------    ------------
SmallCap Growth Fund
 (Number of Shares)
Shares sold                          1,763,791          82,725        1,806,596         752,728        421,173         793,286
Shares issued as reinvestments
 of dividends                        4,523,712              --          926,112         226,472             --          18,226
Shares redeemed                     (1,707,156)       (680,850)      (6,061,729)       (884,884)      (392,013)       (970,001)
                                 -------------    ------------    -------------    ------------    -----------    ------------
Net increase (decrease) in
 shares outstanding                  4,580,347        (598,125)      (3,329,021)         94,316         29,160        (158,489)
                                 =============    ============    =============    ============    ===========    ============
SmallCap Growth Fund ($)
Shares sold                      $  33,117,558    $  1,433,335    $  29,105,010    $ 17,630,422    $ 8,340,785    $ 12,725,287
Shares issued as reinvestments
 of dividends                       64,870,028              --       14,800,873       3,668,843             --         292,442
Shares redeemed                    (30,746,993)    (11,755,815)     (93,185,013)    (18,817,763)    (7,387,773)    (15,962,787)
                                 -------------    ------------    -------------    ------------    -----------    ------------
Net increase (decrease) in
 shares outstanding              $  67,240,594    $(10,322,480)   $ (49,279,130)      2,481,502    $   953,012    $ (2,945,058)
                                 =============    ============    =============    ============    ===========    ============

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Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

                                                  Class A Shares                                Class B Shares
                                 ----------------------------------------------    --------------------------------------------
                                      Year          3 Months          Year            Year          3 Months          Year
                                     Ended            Ended          Ended           Ended            Ended           Ended
                                    June 30,        June 30,        March 31,       June 30,        June 30,        March 31,
                                      2000            1999            1999            2000            1999            1999
                                 -------------    ------------    -------------    ------------    ------------    ------------
Worldwide Growth Fund
 (Number of Shares)
Shares sold                         14,001,807       1,172,285        5,575,910       2,987,911         353,077         544,757
Shares issued as reinvestments
 of dividends                          422,437              86           96,384         192,099              --          39,170
Shares redeemed                     (9,384,459)       (660,100)      (5,374,372)       (336,704)        (70,889)       (319,228)
                                 -------------    ------------    -------------    ------------    ------------    ------------
Net increase in shares
 outstanding                         5,039,785         512,271          297,922       2,843,306         282,188         264,699
                                 =============    ============    =============    ============    ============    ============
Worldwide Growth Fund ($)
Shares sold                      $ 404,667,268    $ 26,425,907    $ 110,310,826    $ 95,993,252    $  9,019,106    $ 11,616,885
Shares issued as reinvestments
 of dividends                       10,797,545              --        1,739,418       5,534,613              --         799,305
Shares redeemed                   (273,872,546)     14,957,153     (107,031,318)    (10,888,095)     (1,811,055)     (6,778,733)
                                 -------------    ------------    -------------    ------------    ------------    ------------
Net increase in shares
 outstanding                     $ 141,592,267    $ 11,468,754    $   5,018,926    $ 90,639,770    $  7,208,051    $  5,637,457
                                 =============    ============    =============    ============    ============    ============

                                                  Class C Shares                                Class Q Shares
                                 ----------------------------------------------    --------------------------------------------
                                      Year          3 Months          Year            Year          3 Months          Year
                                     Ended            Ended          Ended           Ended            Ended           Ended
                                    June 30,        June 30,        March 31,       June 30,        June 30,        March 31,
                                      2000            1999            1999            2000            1999            1999
                                 -------------    ------------    -------------    ------------    ------------    ------------
Worldwide Growth Fund
 (Number of Shares)
Shares sold                          3,546,660         316,937        1,258,419       1,816,105         430,631         350,299
Shares issued as reinvestments
 of dividends                          554,745              --          117,737          85,463              --           4,352
Shares redeemed                       (797,116)       (195,915)      (1,224,596)       (873,920)       (180,058)        (89,828)
                                 -------------    ------------    -------------    ------------    ------------    ------------
Net increase in shares
 outstanding                         3,304,289         121,022          151,560       1,027,648         250,573         264,823
                                 =============    ============    =============    ============    ============    ============
Worldwide Growth Fund ($)
Shares sold                      $ 103,794,801    $  7,199,228    $  23,846,842    $ 60,334,275    $ 11,187,418    $  7,773,616
Shares issued as reinvestments
 of dividends                       14,207,022              --        2,145,255       2,513,469              --          89,521
Shares redeemed                    (22,853,219)     (4,443,951)     (22,854,997)    (30,258,824)     (4,610,453)     (1,884,358)
                                 -------------    ------------    -------------    ------------    ------------    ------------
Net increase in shares
 outstanding                     $  95,148,604    $  2,755,277    $   3,137,100    $ 32,588,920    $  6,576,965    $  5,978,779
                                 =============    ============    =============    ============    ============    ============

-------
Pilgrim
Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

                                                 Class A Shares                                  Class B Shares
                                 ----------------------------------------------    --------------------------------------------
                                      Year          3 Months          Year            Year          3 Months          Year
                                     Ended            Ended          Ended           Ended            Ended           Ended
                                    June 30,        June 30,        March 31,       June 30,        June 30,        March 31,
                                      2000            1999            1999            2000            1999            1999
                                 -------------    ------------    -------------    ------------    ------------    ------------
International Core Growth
 Fund (Number of Shares)
Shares sold                          5,045,863       1,699,541       4,111,884         458,137         47,812         317,938
Shares issued as reinvestments
 of dividends                           33,304              --           5,819          30,801             --           2,484
Shares redeemed                     (4,770,319)     (2,264,636)     (3,641,067)       (215,896)       (33,706)       (168,120)
                                 -------------    ------------    ------------    ------------    -----------    ------------
Net increase (decrease)
 in shares outstanding                 308,848        (565,095)        476,636         273,042         14,106         152,302
                                 =============    ============    ============    ============    ===========    ============
International Core
 Growth Fund ($)
Shares sold                      $ 121,096,575    $ 30,866,314    $ 72,899,494    $ 11,335,788    $   888,899    $  5,553,372
Shares issued as reinvestments
 of dividends                          740,357              --         109,877         689,313             --          47,437
Shares redeemed                   (114,696,068)    (41,080,307)    (65,603,216)     (5,138,991)      (610,199)     (2,893,130)
                                 -------------    ------------    ------------    ------------    -----------    ------------
Net increase (decrease) in
 shares outstanding              $   7,140,864    $(10,213,993)   $  7,406,155    $  6,886,110    $   278,700    $  2,707,679
                                 =============    ============    ============    ============    ===========    ============

                                                  Class C Shares                                Class Q Shares
                                 ----------------------------------------------    --------------------------------------------
                                      Year          3 Months          Year            Year          3 Months          Year
                                     Ended            Ended          Ended           Ended            Ended           Ended
                                    June 30,        June 30,        March 31,       June 30,        June 30,        March 31,
                                      2000            1999            1999            2000            1999            1999
                                 -------------    ------------    -------------    ------------    ------------    ------------
International Core Growth
 Fund (Number of Shares)
Shares sold                          1,618,402         113,784         455,651         780,577         93,649         581,442
Shares issued as reinvestments
 of dividends                           33,214              --           1,471          24,738             --           1,463
Shares redeemed                     (1,158,306)        (69,740)        (82,349)       (615,038)      (228,977)        (67,954)
                                 -------------    ------------    ------------    ------------    -----------    ------------
Net increase (decrease) in
 shares outstanding                    493,310          44,044         374,773         190,277       (135,328)        514,951
                                 =============    ============    ============    ============    ===========    ============
International Core
 Growth Fund ($)
Shares sold                      $  39,015,970    $  2,117,597    $  7,964,267    $ 20,639,997    $ 1,771,267    $ 10,297,873
Shares issued as reinvestments
 of dividends                          745,659              --          28,148         572,187             --          31,169
Shares redeemed                    (27,691,220)     (1,298,517)     (1,412,367)    (16,620,923)    (4,253,651)     (1,185,061)
                                 -------------    ------------    ------------    ------------    -----------    ------------
Net increase (decrease) in
 shares outstanding              $  12,070,409    $    819,080    $  6,580,048    $  4,591,261    $(2,482,384)   $  9,143,981
                                 =============    ============    ============    ============    ===========    ============

-------
Pilgrim
Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

                                                 Class A Shares                                  Class B Shares
                                 ----------------------------------------------    --------------------------------------------
                                      Year          3 Months          Year            Year          3 Months          Year
                                     Ended            Ended          Ended           Ended            Ended           Ended
                                    June 30,        June 30,        March 31,       June 30,        June 30,        March 31,
                                      2000            1999            1999            2000            1999            1999
                                 -------------    ------------    -------------    ------------    ------------    ------------
International SmallCap
 Growth Fund
 (Number of Shares)
Shares sold                         18,367,774       1,367,921        4,953,991        2,668,131          98,528         574,326
Shares issued as reinvestments
 of dividends                          169,910              --           41,096           85,395              --          21,611
Shares redeemed                    (13,311,135)       (997,179)      (4,370,199)        (465,407)        (55,682)       (472,298)
                                 -------------    ------------    -------------    -------------    ------------    ------------
Net increase in shares
 outstanding                         5,226,549         370,742          624,888        2,288,119          42,846         123,639
                                 =============    ============    =============    =============    ============    ============
International SmallCap
 Growth Fund ($)
Shares sold                      $ 753,445,372    $ 30,182,958    $ 101,529,799    $ 110,600,703    $  2,333,350    $ 12,177,504
Shares issued as reinvestments
 of dividends                        5,544,302              --          811,876        2,953,812              --         452,596
Shares redeemed                   (552,362,495)    (22,024,759)     (90,418,518)     (20,315,971)     (1,302,925)     (9,959,007)
                                 -------------    ------------    -------------    -------------    ------------    ------------
Net increase in shares
 outstanding                     $ 206,627,179    $  8,158,199    $  11,923,157    $  93,238,544    $  1,030,425    $  2,671,093
                                 =============    ============    =============    =============    ============    ============

                                                  Class C Shares                                 Class Q Shares
                                 ----------------------------------------------    --------------------------------------------
                                      Year          3 Months          Year            Year          3 Months          Year
                                     Ended            Ended          Ended           Ended            Ended           Ended
                                    June 30,        June 30,        March 31,       June 30,        June 30,        March 31,
                                      2000            1999            1999            2000            1999            1999
                                 -------------    ------------    -------------    ------------    ------------    ------------
International SmallCap
 Growth Fund
 (Number of Shares)
Shares sold                          4,361,314         146,271          660,257        6,375,425         529,877       1,567,046
Shares issued as reinvestments
 of dividends                           80,888              --           13,435          154,058              --          12,918
Shares redeemed                     (1,600,661)        (34,123)        (464,252)      (4,450,408)       (269,090)       (563,058)
                                 -------------    ------------    -------------    -------------    ------------    ------------
Net increase in shares
 outstanding                         2,841,541         112,148          209,440        2,079,075         260,787       1,016,906
                                 =============    ============    =============    =============    ============    ============
International SmallCap
 Growth Fund ($)
Shares sold                      $ 174,228,168    $  3,168,229    $  12,933,840    $ 267,585,482    $ 12,505,725    $ 32,536,160
Shares issued as reinvestments
 of dividends                        2,568,991              --          258,146        4,781,312              --         249,737
Shares redeemed                    (63,584,070)       (740,072)      (9,055,952)    (196,319,048)     (6,328,290)    (11,408,948)
                                 -------------    ------------    -------------    -------------    ------------    ------------
Net increase in shares
 outstanding                     $ 113,213,089    $  2,428,157    $   4,136,034    $  76,047,746    $  6,177,435    $ 21,376,949
                                 =============    ============    =============    =============    ============    ============

-------
Pilgrim
Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

                                                 Class A Shares                                  Class B Shares
                                 ----------------------------------------------    --------------------------------------------
                                      Year          3 Months          Year            Year          3 Months          Year
                                     Ended            Ended          Ended           Ended            Ended           Ended
                                    June 30,        June 30,        March 31,       June 30,        June 30,        March 31,
                                      2000            1999            1999            2000            1999            1999
                                 -------------    ------------    -------------    ------------    ------------    ------------
Emerging Countries Fund
 (Number of Shares)
Shares sold                          7,123,710       1,064,600       3,262,352         261,876          82,535         382,174
Shares issued as reinvestments
 of dividends                               --              --          17,479              --              --           7,286
Shares redeemed                     (6,583,130)     (1,382,928)     (3,852,081)       (320,122)       (168,473)       (951,609)
                                 -------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in
 shares outstanding                    540,580        (318,328)       (572,250)        (58,246)        (85,938)       (562,149)
                                 =============    ============    ============    ============    ============    ============
Emerging Countries Fund ($)
Shares sold                      $ 142,495,750    $ 16,015,629    $ 45,426,994    $  5,287,628    $  1,322,669    $  5,698,657
Shares issued as reinvestments
 of dividends                               --              --         277,913              --              --         118,138
Shares redeemed                   (131,430,829)    (20,693,691)    (51,942,286)     (6,237,718)     (2,572,889)    (12,756,398)
                                 -------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in
 shares outstanding              $  11,064,921    $ (4,678,062)   $ (6,237,379)   $   (950,090)   $ (1,250,220)   $ (6,939,603)
                                 =============    ============    ============    ============    ============    ============


                                                 Class C Shares                                  Class Q Shares
                                 ----------------------------------------------    --------------------------------------------
                                      Year          3 Months          Year            Year          3 Months          Year
                                     Ended            Ended          Ended           Ended            Ended           Ended
                                    June 30,        June 30,        March 31,       June 30,        June 30,        March 31,
                                      2000            1999            1999            2000            1999            1999
                                 -------------    ------------    -------------    ------------    ------------    ------------
Emerging Countries Fund
 (Number of Shares)
Shares sold                            395,139         116,572         521,678       4,383,749       1,208,239       4,616,946
Shares issued as reinvestments
 of dividends                               --              --           5,264              --              --          36,438
Shares redeemed                       (363,300)        (99,525)     (1,239,995)     (3,235,471)       (459,541)     (3,431,547)
                                 -------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in
 shares outstanding                     31,839          17,047        (713,053)      1,148,278         748,698       1,221,837
                                 =============    ============    ============    ============    ============    ============
Emerging Countries Fund ($)
Shares sold                      $   7,854,682    $  1,744,612    $  7,326,720    $ 94,747,678    $ 19,053,123    $ 65,385,070
Shares issued as reinvestments
 of dividends                               --              --          82,205              --              --         593,577
Shares redeemed                     (6,755,539)     (1,481,896)    (16,381,157)    (67,344,187)     (7,234,180)    (45,346,860)
                                 -------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in
 shares outstanding              $   1,099,143    $    262,716    $ (8,972,232)   $ 27,403,491    $(11,818,943)   $ 20,631,787
                                 =============    ============    ============    ============    ============    ============

-------
Pilgrim
Funds
-------

         NOTES TO FINANCIAL STATEMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------


                                       Class A Shares                  Class B Shares
                                ----------------------------    ----------------------------
                                     Year Ended June 30,             Year Ended June 30,
                                ----------------------------    ----------------------------
                                    2000            1999            2000            1999
                                ------------    ------------    ------------    ------------
Government Securities
 Income Fund
 (Number of Shares)
Shares sold                        6,308,160       1,780,718         776,377       2,303,127
Shares issued in merger            2,562,644              --       1,997,672              --
Shares issued as reinvestment
 of dividends                         64,916          63,214          33,839          26,259
Shares redeemed                   (6,095,948)     (1,977,689)       (983,135)     (1,570,331)
                                ------------    ------------    ------------    ------------
Net increase (decrease) in
 shares outstanding                2,839,772        (133,757)      1,824,753         759,055
                                ============    ============    ============    ============
Government Securities
 Income Fund ($)
Shares sold                     $ 74,777,810    $ 22,807,064    $  9,254,431    $ 29,433,691
Shares issued in merger           30,325,611              --      23,574,822              --
Shares issued as reinvestment
 of dividends                        773,501         802,923         401,442         332,080
Shares redeemed                  (72,308,346)    (25,148,449)    (11,700,469)    (19,941,959)
                                ------------    ------------    ------------    ------------
Net decrease in shares
 outstanding                    $ 33,568,576    $ (1,538,462)   $ 21,530,226    $  9,823,812
                                ============    ============    ============    ============


                                           Class C                        Class M
                                -----------------------------   ----------------------------
                                  Year Ended     June 1, 1999       Year Ended June 30,
                                   June 30,           to        ----------------------------
                                     2000       June 30, 1999       2000            1999
                                ------------    ------------    ------------    ------------
Government Securities
 Income Fund
 (Number of Shares)
Shares sold                          674,348          34,375          28,709         136,108
Shares issued in merger              135,166              --              --              --
Shares issued as reinvestment
 of dividends                          2,322              --           1,916           2,551
Shares redeemed                     (641,939)        (33,817)        (48,662)        (95,188)
                                ------------    ------------    ------------    ------------
Net increase (decrease) in
 shares outstanding                  169,897             558         (18,037)         43,471
                                ============    ============    ============    ============
Government Securities
 Income Fund ($)
Shares sold                     $  8,182,795    $    421,428    $    345,778    $  1,751,439
Shares issued in merger            1,611,381              --              --              --
Shares issued as reinvestment
 of dividends                         27,745              --          22,982          32,362
Shares redeemed                   (7,762,416)       (414,258)       (581,080)     (1,210,771)
                                ------------    ------------    ------------    ------------
Net decrease in shares
 outstanding                    $  2,059,505    $      7,170    $   (212,320)   $    573,030
                                ============    ============    ============    ============


                                                Class T Shares    Class Q Shares
                                                --------------    --------------
                                                  Year Ended        Year Ended
                                                   June 30,          June 30,
                                                     2000              2000
                                                --------------    --------------
Government Securities
 Income Fund
 (Number of Shares)
Shares sold                                               116          1,851
Shares issued in merger                             2,165,118             --
Shares issued as reinvestment of dividends             15,202              4
Shares redeemed                                      (255,997)           (36)
                                                 ------------       --------
Net increase in shares outstanding                  1,924,439          1,819
                                                 ============       ========
Government Securities
 Income Fund ($)
Shares sold                                      $      1,046       $ 21,936
Shares issued in merger                            25,550,874             --
Shares issued as reinvestment of dividends            178,704             50
Shares redeemed                                    (3,016,129)          (418)
                                                 ------------       --------
Net increase in shares outstanding               $ 22,714,495       $ 21,568
                                                 ============       ========

-------
Pilgrim
Funds
-------

         NOTES TO FINANCIAL STATEMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

                                              Class A Shares                               Class B Shares
                                ------------------------------------------    -----------------------------------------
                                    Year         3 Months        Year            Year         3 Months         Year
                                    Ended          Ended         Ended           Ended          Ended         Ended
                                  June 30,       June 30,       March 31,      June 30,        June 30,      March 31,
                                    2000           1999          1999(1)         2000           1999          1999(1)
                                -----------    ------------    -----------    -----------    -----------    -----------
Strategic Income Fund
 (Number of Shares)
Shares sold                          604,669       1,744,498        646,153        235,490         65,960        595,169
Shares issued in merger                   --              --        175,454             --             --        259,694
Shares issued as reinvestment
 of dividends                         11,483           1,712          5,664         16,764          3,737         12,860
Shares redeemed                     (607,655)     (1,797,320)      (381,014)      (333,238)      (137,015)      (341,358)
                                ------------    ------------    -----------    -----------    -----------    -----------
Net increase (decrease) in
 shares outstanding                    8,497         (51,110)       446,257        (80,984)       (67,318)       526,365
                                ============    ============    ===========    ===========    ===========    ===========
Strategic Income Fund ($)
Shares sold                     $  7,329,922    $ 22,358,564    $ 8,383,952    $ 2,807,321    $   827,887    $ 7,617,290
Shares issued in merger                   --              --      2,260,055             --             --      3,265,737
Shares issued as reinvestment
 of dividends                        139,358          21,991         73,691        199,456         47,004        163,532
Shares redeemed                   (7,363,256)    (23,052,137)    (4,961,848)    (3,971,439)    (1,710,716)    (4,353,363)
                                ------------    ------------    -----------    -----------    -----------    -----------
Net increase (decrease)
 in shares outstanding          $    106,024    $   (671,582)   $ 5,755,850    $  (964,662)   $  (835,825)   $ 6,693,196
                                ============    ============    ===========    ===========    ===========    ===========


                                              Class C Shares                               Class Q Shares
                                ------------------------------------------    -----------------------------------------
                                    Year         3 Months        Year            Year         3 Months         Year
                                    Ended          Ended         Ended           Ended          Ended         Ended
                                  June 30,       June 30,       March 31,      June 30,        June 30,      March 31,
                                    2000           1999          1999(1)         2000           1999          1999(1)
                                -----------    ------------    -----------    -----------    -----------    -----------
Strategic Income Fund
 (Number of Shares)
Shares sold                          594,925          72,888        533,457          5,652            816          1,004
Shares issued in merger                   --              --        342,089             --             --         23,390
Shares issued as reinvestment
 of dividends                         11,584           2,829          7,510          1,233            168          1,220
Shares redeemed                     (905,931)        (77,064)      (262,520)        (1,293)       (12,262)           (36)
                                ------------    ------------    -----------    -----------    -----------    -----------
Net increase (decrease) in
 shares outstanding                 (299,422)         (1,347)       620,536          5,592        (11,278)        25,578
                                ============    ============    ===========    ===========    ===========    ===========
Strategic Income Fund ($)
Shares sold                     $  7,361,851    $    952,054    $ 7,079,809    $    64,150    $    10,030    $    12,500
Shares issued in merger                   --              --      4,459,907             --             --        286,028
Shares issued as reinvestment
 of dividends                        143,424          37,021         99,886         14,212          2,037         15,045
Shares redeemed                  (11,234,101)     (1,006,028)    (3,482,921)       (14,990)      (151,748)          (399)
                                ------------    ------------    -----------    -----------    -----------    -----------
Net increase (decrease)
 in shares outstanding          $ (3,728,826)   $    (16,953)   $ 8,156,681    $    63,372    $  (139,681)   $   313,174
                                ============    ============    ===========    ===========    ===========    ===========

----------
(1)  Classes commenced operations on 7/27/98.

-------
Pilgrim
Funds
-------

         NOTES TO FINANCIAL STATEMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------


                                         Class A Shares                    Class B Shares
                                 -------------------------------     ------------------------------
                                      Year Ended June 30,                Year Ended June 30,
                                 -------------------------------     ------------------------------
                                      2000              1999             2000              1999
                                 -------------     -------------     ------------     -------------
High Yield Fund
 (Number of Shares)
Shares sold                         18,403,831        23,077,399       10,007,643        28,533,861
Shares issued as reinvestment
 of dividends                          992,628         1,012,788        1,441,815         1,285,173
Shares redeemed                    (24,529,807)      (16,689,544)     (15,933,643)       (7,951,333)
                                 -------------     -------------     ------------     -------------
Net increase (decrease) in
 shares outstanding                 (5,133,348)        7,400,643       (4,484,185)       21,867,701
                                 =============     =============     ============     =============
High Yield Fund ($)
Shares sold                      $  97,912,317     $ 146,786,361     $ 55,282,605     $ 177,876,596
Shares issued as reinvestment
 of dividends                        5,460,638         6,265,752        7,894,426         7,911,056
Shares redeemed                   (131,398,105)     (106,793,532)     (86,943,865)      (48,182,705)
                                 -------------     -------------     ------------     -------------
Net increase (decrease) in
 shares outstanding              $ (28,025,160)    $  46,258,581     $(23,766,834)    $ 137,604,947
                                 =============     =============     ============     =============

                                         Class C Shares                       Class M Shares
                                 -------------------------------     ------------------------------
                                  Year Ended        June 1, 1999            Year Ended June 30,
                                   June 30,             to           ------------------------------
                                     2000          June 30, 1999         2000             1999
                                 -------------     -------------     ------------     -------------
High Yield Fund
 (Number of Shares)
Shares sold                          2,837,111            93,124          127,747         2,189,902
Shares issued as reinvestment
 of dividends                           28,522                --          188,400           196,691
Shares redeemed                     (1,778,397)               --       (1,858,983)       (1,173,862)
                                 -------------     -------------     ------------     -------------
Net increase (decrease) in
 shares outstanding                  1,087,236            93,124       (1,542,836)        1,212,731
                                 =============     =============     ============     =============
High Yield Fund ($)
Shares sold                      $  15,174,843     $     549,513     $    705,631     $  13,575,288
Shares issued as reinvestment
 of dividends                          153,864                58        1,036,966         1,217,509
Shares redeemed                     (9,243,746)               --      (10,086,399)       (7,119,713)
                                 -------------     -------------     ------------     -------------
Net increase (decrease) in
 shares outstanding              $   6,084,961     $     549,571     $ (8,343,802)    $   7,673,084
                                 =============     =============     ============     =============

                                                      Class Q Shares
                                               -----------------------------
                                                Year Ended     June 17, 1999
                                                 June 30,           to
                                                   2000        June 30, 1999
                                               ------------   --------------
High Yield Fund
 (Number of Shares)
Shares sold                                          --              30
Shares issued as reinvestment of dividends           --              --
Shares redeemed                                      --              --
                                                    ---            ----
Net increase in shares outstanding                   --              30
                                                    ===            ====
High Yield Fund ($)
Shares sold                                          --            $  5
Shares issued as reinvestment of dividends            2              --
Shares redeemed                                      --              --
                                                    ---            ----
Net increase in shares outstanding                    2            $  5
                                                    ===            ====

                                                Class A Shares                               Class B Shares
                                ----------------------------------------------- -------------------------------------------
                                     Year          3 Months         Year            Year         3 Months          Year
                                    Ended           Ended           Ended          Ended          Ended           Ended
                                   June 30,        June 30,       March 31,       June 30,       June 30,        March 31,
                                     2000            1999           1999            2000           1999            1999
                                 ------------    -----------    ------------    ------------    -----------    ------------
High Yield Fund II
 (Number of Shares)
Shares sold                         2,024,176        126,155       2,218,475         696,890        191,304       3,516,788
Shares issued in merger             1,920,197             --              --       6,815,662             --              --
Shares issued as reinvestments
 of dividends                          85,848         13,470          68,528         173,796         20,903          90,997
Shares redeemed                    (2,296,078)      (175,029)     (1,169,064)     (1,757,346)      (279,006)       (622,273)
                                 ------------    -----------    ------------    ------------    -----------    ------------
Net increase (decrease) in
 shares outstanding                 1,734,143        (35,404)      1,117,939       5,929,002        (66,799)      2,985,512
                                 ============    ===========    ============    ============    ===========    ============
High Yield Fund II ($)
Shares sold                      $ 22,289,353    $ 1,487,541    $ 27,084,111    $  7,778,149    $ 2,244,780    $ 42,704,286
Shares issued in merger            21,258,924             --              --      75,437,662             --              --
Shares issued as reinvestments
 of dividends                         948,687        158,555         807,769       1,923,761        246,357       1,044,170
Shares redeemed                   (25,459,352)    (2,045,836)    (14,038,415)    (19,459,549)    (3,269,300)     (7,281,798)
                                 ------------    -----------    ------------    ------------    -----------    ------------
Net increase (decrease) in
 shares outstanding              $ 19,037,612    $  (399,740)   $ 13,853,465    $ 65,680,023    $  (778,163)   $ 36,466,658
                                 ============    ===========    ============    ============    ===========    ============

-------
Pilgrim
Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

                                                Class C Shares                               Class Q Shares
                                 -------------------------------------------    ------------------------------------------
                                     Year          3 Months         Year            Year         3 Months         Year
                                    Ended           Ended           Ended           Ended          Ended          Ended
                                   June 30,        June 30,       March 31,       June 30,       June 30,       March 31,
                                     2000            1999           1999            2000           1999           1999
                                 ------------    -----------    ------------    ------------    -----------    -----------
High Yield Fund II
 (Number of Shares)
Shares sold                           835,807         91,597       1,848,332       1,176,601         21,272        668,988
Shares issued in merger               876,081             --              --              --             --             --
Shares issued as reinvestments
 of dividends                          60,087         11,731          67,635          38,331          7,915         23,106
Shares redeemed                    (1,223,652)      (310,405)       (468,704)       (857,666)      (307,466)      (179,780)
                                 ------------    -----------    ------------    ------------    -----------    -----------
Net increase (decrease) in
 shares outstanding                   548,323       (207,077)      1,447,263         357,266       (278,279)       512,314
                                 ============    ===========    ============    ============    ===========    ===========
High Yield Fund II ($)
Shares sold                      $  9,284,852    $ 1,078,810    $ 22,778,726    $ 12,941,570    $   249,643    $ 7,770,126
Shares issued in merger             9,698,640             --              --              --             --             --
Shares issued as reinvestments
 of dividends                         667,948        138,399         775,897         431,200         93,356        271,659
Shares redeemed                   (13,540,976)    (3,633,914)     (5,466,380)     (9,622,674)    (3,614,065)    (2,101,039)
                                 ------------    -----------    ------------    ------------    -----------    -----------
Net increase (decrease) in
 shares outstanding              $  6,110,464    $(2,416,705)   $ 18,088,243    $  3,750,096    $(3,271,066)   $ 5,940,746
                                 ============    ===========    ============    ============    ===========    ===========

                                                    Class T Shares
                                                    --------------
                                                     Period Ended
                                                       June 30,
                                                         2000
                                                    --------------
High Yield Fund II
 (Number of Shares)
Shares sold                                                42,193
Shares issued in merger                                 3,237,823
Shares issued as reinvestments of dividends                45,794
Shares redeemed                                          (426,380)
                                                     ------------
Net increase in shares outstanding                      2,899,430
                                                     ============
High Yield Fund II ($)
Shares sold                                          $    467,407
Shares issued in merger                                35,837,128
Shares issued as reinvestment of dividends                495,594
Shares redeemed                                        (4,680,068)
                                                     ------------
Net increase in shares outstanding                   $ 32,120,061
                                                     ============

-------
Pilgrim
Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

                                                    Class A Shares                                Class B Shares
                                     ------------------------------------------    ------------------------------------------
                                         Year         3 Months         Year            Year         3 Months         Year
                                         Ended          Ended          Ended           Ended          Ended          Ended
                                       June 30,       June 30,       March 31,       June 30,       June 30,       March 31,
                                         2000           1999           1999            2000           1999           1999
                                     ------------    -----------    -----------    ------------    -----------    -----------
Balanced Fund
 (Number of Shares)
Shares sold                               462,023         69,501        371,709         236,780         62,785        128,292
Shares issued in merger                 3,669,160             --             --       2,263,054             --             --
Shares issued as reinvestments of
 dividends                                120,353          1,015         68,457          87,982            554         29,941
Shares redeemed                          (523,820)       (70,425)      (281,697)       (386,298)       (12,468)       (73,515)
                                     ------------    -----------    -----------    ------------    -----------    -----------
Net increase in shares outstanding      3,727,716             91        158,469       2,201,518         50,871         84,718
                                     ============    ===========    ===========    ============    ===========    ===========
Balanced Fund ($)
Shares sold                          $  7,288,215    $ 1,354,890    $ 7,068,981    $  4,171,242    $ 1,288,434    $ 2,447,844
Shares issued in merger                57,648,201             --             --      38,096,820             --             --
Shares issued as reinvestments of
 dividends                              1,895,528         19,370      1,216,578       1,483,448         11,321        566,865
Shares redeemed                        (8,162,726)    (1,361,704)    (5,289,069)     (6,483,178)      (256,849)    (1,364,447)
                                     ------------    -----------    -----------    ------------    -----------    -----------
Net increase in shares outstanding   $ 58,669,218    $    12,556    $ 2,996,490    $ 37,268,332    $ 1,042,906    $ 1,650,262
                                     ============    ===========    ===========    ============    ===========    ===========


                                                    Class C Shares                                Class Q Shares
                                     ------------------------------------------    ------------------------------------------
                                         Year         3 Months         Year            Year         3 Months         Year
                                         Ended          Ended          Ended           Ended          Ended          Ended
                                       June 30,       June 30,       March 31,       June 30,       June 30,       March 31,
                                         2000           1999           1999            2000           1999           1999
                                     ------------    -----------    -----------    ------------    -----------    -----------
Balanced Fund
 (Number of Shares)
Shares sold                               168,630         17,557        184,748           4,284          1,351          1,105
Shares issued in merger                   813,022             --             --              --             --             --
Shares issued as reinvestments of
 dividends                                235,394            519        210,474           2,693             42          1,173
Shares redeemed                          (579,424)       (47,391)      (259,419)         (1,565)          (781)        (1,882)
                                     ------------    -----------    -----------    ------------    -----------    -----------
Net increase (decrease) in shares
 outstanding                              637,622        (29,315)       135,803           5,412            612            396
                                     ============    ===========    ===========    ============    ===========    ===========
Balanced Fund ($)
Shares sold                          $  2,578,680    $   324,318    $ 3,201,753    $     66,184    $    25,940    $    19,907
Shares issued in merger                12,280,463             --             --              --             --             --
Shares issued as reinvestments of
 dividends                              3,561,673          9,545      3,603,550          42,058            798         20,611
Shares redeemed                        (8,869,902)      (878,533)    (4,681,019)        (24,419)       (14,926)       (34,726)
                                     ------------    -----------    -----------    ------------    -----------    -----------
Net increase (decrease) in shares
 outstanding                         $  9,550,914    $  (544,670)   $ 2,124,284    $     83,823    $    11,812    $     5,792
                                     ============    ===========    ===========    ============    ===========    ===========

-------
Pilgrim
Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

                                                    Class T Shares
                                                    --------------
                                                     Period Ended
                                                       June 30,
                                                         2000
                                                    --------------
Balanced Fund
 (Number of Shares)
Shares sold                                                 1,889
Shares issued in merger                                   737,757
Shares issued as reinvestments of dividends                    --
Shares redeemed                                           (59,256)
                                                     ------------
Net increase in shares outstanding                        680,390
                                                     ============
Balanced Fund ($)
Shares sold                                          $     11,145
Shares issued in merger                                12,419,589
Shares issued as reinvestment of dividends                      7
Shares redeemed                                          (946,072)
                                                     ------------
Net increase in shares outstanding                   $ 11,484,669
                                                     ============


                                                   Class A Shares                                Class B Shares
                                     -------------------------------------------    -------------------------------------------
                                         Year         3 Months         Year             Year         3 Months         Year
                                        Ended           Ended          Ended           Ended           Ended          Ended
                                       June 30,       June 30,        March 31,       June 30,       June 30,       March 31,
                                         2000           1999            1999            2000           1999           1999
                                     ------------    -----------    ------------    ------------    -----------    ------------
Convertible Fund
 (Number of Shares)
Shares sold                             2,765,285        240,854       1,235,038       2,212,800        377,405       1,107,458
Shares issued as reinvestments
 of dividends                             432,032          8,766          84,764         446,940          4,334          36,617
Shares redeemed                        (1,602,580)      (106,071)       (795,095)       (721,161)      (155,682)       (468,699)
                                     ------------    -----------    ------------    ------------    -----------    ------------
Net increase in shares outstanding      1,594,737        143,549         524,707       1,938,579        226,057         675,376
                                     ============    ===========    ============    ============    ===========    ============
Convertible Fund ($)
Shares sold                          $ 74,411,486    $ 5,446,752    $ 22,826,352    $ 62,613,451    $ 9,316,686    $ 22,988,795
Shares issued as reinvestments
 of dividends                          10,028,609        201,806       1,677,136      11,247,841        108,485         774,835
Shares redeemed                       (41,141,454)    (2,398,688)    (14,627,285)    (20,328,894)    (3,833,777)     (9,912,927)
                                     ------------    -----------    ------------    ------------    -----------    ------------
Net increase in shares outstanding   $ 43,298,641    $ 3,249,870    $  9,876,203    $ 53,532,398    $ 5,591,394    $ 13,850,703
                                     ============    ===========    ============    ============    ===========    ============

                                                   Class C Shares                                Class Q Shares
                                     -------------------------------------------    -------------------------------------------
                                         Year         3 Months         Year             Year         3 Months         Year
                                        Ended           Ended          Ended           Ended           Ended          Ended
                                       June 30,       June 30,        March 31,       June 30,       June 30,       March 31,
                                         2000           1999            1999            2000           1999           1999
                                     ------------    -----------    ------------    ------------    -----------    ------------
Convertible Fund
 (Number of Shares)
Shares sold                             1,543,879        204,264          84,820       1,566,620        393,267         423,276
Shares issued as reinvestments
 of dividends                             594,205          3,236         110,911         144,983          3,568          16,065
Shares redeemed                          (827,109)      (276,138)       (881,082)       (398,796)       (29,839)       (410,737)
                                     ------------    -----------    ------------    ------------    -----------    ------------
Net increase (decrease) in shares
 outstanding                            1,310,975        (68,638)        114,649       1,312,807        366,996          28,604
                                     ============    ===========    ============    ============    ===========    ============
Convertible Fund ($)
Shares sold                          $ 41,908,144    $ 4,732,365    $ 17,299,957    $ 41,114,380    $ 8,618,236    $  8,043,910
Shares issued as reinvestments
 of dividends                          14,012,886         75,700       2,256,244       3,277,417         79,431         304,178
Shares redeemed                       (22,139,549)    (6,363,756)    (17,113,435)    (10,241,903)      (655,742)     (7,680,884)
                                     ------------    -----------    ------------    ------------    -----------    ------------
Net increase (decrease) in shares
 outstanding                         $ 33,781,481    $(1,555,691)   $  2,442,766    $ 34,149,894    $ 8,041,925    $    667,204
                                     ============    ===========    ============    ============    ===========    ============

-------
Pilgrim
Funds
-------

         NOTES TO FINANCIAL STATEMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

NOTE 10 -- CUSTODIAL AGREEMENT

State Street Kansas City ("SSKC") (formerly Investors Fiduciary Trust Company) and State Street Boston ("SSB") serve as the Funds' custodian and recordkeeper. Custody fees paid to SSKC or SSB are reduced by an earnings credit based on the cash balances held by SSKC or SSB for each of the Funds.

NOTE 11 -- SUBSEQUENT EVENTS

On May 1, 2000, ReliaStar Financial Corp. (NYSE:RLR), the indirect parent company of Pilgrim Investments, Inc., Adviser to the Funds, and Pilgrim Securities, Inc., Distributor to the Funds, entered into an agreement under which it will be acquired by ING Groep N.V. (NYSE:ING). ING Groep N.V. is a global financial institution active in the field of insurance, banking, and asset management in more than 60 countries, with almost 90,000 employees. Completion of the acquisition is contingent upon, among other things, approval by the Directors/Trustees of the Pilgrim Funds and certain shareholder and regulatory approvals. The closing of the acquisition is expected to occur during the third quarter of 2000.

On July 31, 2000 Pilgrim Investments, Inc. notified Nicholas-Applegate Capital Management ("NACM") of its intention to terminate NACM as sub-advisor to the Convertible Fund, LargeCap Growth Fund, Worldwide Growth Fund, International Core Growth Fund and Emerging Countries Fund effective September 30, 2000. Beginning October 1, 2000, Pilgrim Investments, Inc. will advise the Funds directly.

Subsequent to June 30, 2000, the following funds declared dividends from net investment income of:

               Per Share
                Amount          Payable Date           Record Date
                ------          ------------           -----------
MagnaCap Fund
Class A         $0.0415         August 3, 2000         July 31, 2000
Class B          0.0041         August 3, 2000         July 31, 2000
Class C          0.0041         August 3, 2000         July 31, 2000
Class M          0.0055         August 3, 2000         July 31, 2000
Class Q          0.0434         August 3, 2000         July 31, 2000

Government Securities Income Fund
Class A         $0.0615         July 6, 2000           June 30, 2000
Class B          0.0542         July 6, 2000           June 30, 2000
Class C          0.0542         July 6, 2000           June 30, 2000
Class M          0.0564         July 6, 2000           June 30, 2000
Class Q          0.0615         July 6, 2000           June 30, 2000
Class T          0.0564         July 6, 2000           June 30, 2000
Class A          0.0600         August 3, 2000         July 31, 2000
Class B          0.0540         August 3, 2000         July 31, 2000
Class C          0.0540         August 3, 2000         July 31, 2000
Class M          0.0560         August 3, 2000         July 31, 2000
Class Q          0.0610         August 3, 2000         July 31, 2000
Class T          0.0570         August 3, 2000         July 31, 2000

Strategic Income Fund
Class A          0.0717         July 6, 2000           June 30, 2000
Class B          0.0679         July 6, 2000           June 30, 2000
Class C          0.0676         July 6, 2000           June 30, 2000
Class Q          0.0729         July 6, 2000           June 30, 2000
Class A          0.0715         August 3, 2000         July 31, 2000
Class B          0.0693         August 3, 2000         July 31, 2000
Class C          0.0687         August 3, 2000         July 31, 2000
Class Q          0.0731         August 3, 2000         July 31, 2000

High Yield Fund
Class A          0.0500         July 6, 2000           June 30, 2000
Class B          0.0470         July 6, 2000           June 30, 2000
Class C          0.0470         July 6, 2000           June 30, 2000
Class M          0.0480         July 6, 2000           June 30, 2000
Class Q          0.0510         July 6, 2000           June 30, 2000
Class A          0.0500         August 3, 2000         July 31, 2000
Class B          0.0470         August 3, 2000         July 31, 2000
Class C          0.0470         August 3, 2000         July 31, 2000
Class M          0.0480         August 3, 2000         July 31, 2000
Class Q          0.0510         August 3, 2000         July 31, 2000

High Yield Fund II (*)
Class A          0.1020         July 3, 2000           Daily
Class B          0.0960         July 3, 2000           Daily
Class C          0.0960         July 3, 2000           Daily
Class Q          0.1030         July 3, 2000           Daily
Class T          0.0990         July 3, 2000           Daily
Class A          0.1050         August 1, 2000         Daily
Class B          0.0990         August 1, 2000         Daily
Class C          0.0990         August 1, 2000         Daily
Class Q          0.1060         August 1, 2000         Daily
Class T          0.1020         August 1, 2000         Daily

Balanced Fund
Class A          0.1279         July 6, 2000           June 30, 2000
Class B          0.0932         July 6, 2000           June 30, 2000
Class C          0.0808         July 6, 2000           June 30, 2000
Class Q          0.1239         July 6, 2000           June 30, 2000
Class T          0.1105         July 6, 2000           June 30, 2000

Convertible Fund
Class A         $0.1266         July 6, 2000           June 30, 2000
Class B          0.0788         July 6, 2000           June 30, 2000
Class C          0.0822         July 6, 2000           June 30, 2000
Class Q          0.1335         July 6, 2000           June 30, 2000

----------
(*)  Per Share Amount Indicates Monthly Cumulative Income.

Pilgrim
MagnaCap
Fund

                  PORTFOLIO OF INVESTMENTS as of June 30, 2000
--------------------------------------------------------------------------------

                                                                        Market
Shares                                                                  Value
------                                                                  -----
COMMON STOCKS: 97.44%
                  Banks: 5.82%
   50,000         Bank of America Corp.                               $2,150,000
   35,000         Bank of New York Co., Inc.                           1,627,500
   90,000         Chase Manhattan Corp.                                4,145,625
   99,200         Comerica, Inc.                                       4,451,600
   40,000         Fifth Third Bancorp                                  2,530,000
  100,000         Fleet Boston Financial Corp.                         3,400,000
  125,000         UnionBanCal Corp.                                    2,320,312
   95,000         Wells Fargo & Co.                                    3,681,250
                                                                      ----------
                                                                      24,306,287
                                                                      ----------
                  Beverages: 3.81%
  100,000         Anheuser-Busch Companies, Inc.                       7,468,750
  190,000         PepsiCo, Inc.                                        8,443,125
                                                                      ----------
                                                                      15,911,875
                                                                      ----------
                  Chemicals: 2.21%
   70,030         Du Pont (E.I.) de Nemours & Co.                      3,063,813
  165,100         Praxair, Inc.                                        6,180,931
                                                                      ----------
                                                                       9,244,744
                                                                      ----------
                  Commercial Services: 1.29%
  205,000         Equifax, Inc.                                        5,381,250
                                                                      ----------
                  Computers: 7.49%
  100,000    @    Cisco Systems, Inc.                                  6,356,250
  180,000         Compaq Computer Corp.                                4,601,250
   97,000    @    Computer Sciences Corp.                              7,244,688
   49,500         Hewlett-Packard Co.                                  6,181,312
   76,000    @    Sun Microsystems, Inc.                               6,911,250
                                                                      ----------
                                                                      31,294,750
                                                                      ----------
                  Diversified Financial Services: 4.54%
  150,000         Alliance Capital Management Holdings                 7,115,625
   97,500         Citigroup, Inc.                                      5,874,375
   60,000         Fannie Mae                                           3,131,250
   70,000         Freddie Mac                                          2,835,000
                                                                      ----------
                                                                      18,956,250
                                                                      ----------
                  Electric: 2.46%
  120,000         Duke Energy Co.                                      6,765,000
  150,000         Southern Co.                                         3,496,875
                                                                      ----------
                                                                      10,261,875
                                                                      ----------
                  Electronics: 2.90%
   18,879    @    Agilent Technologies, Inc.                          $1,392,326
  105,000         Parker Hannifin Corp.                                3,596,250
  170,000    @    Solectron Corp.                                      7,118,750
                                                                      ----------
                                                                      12,107,326
                                                                      ----------
                  Food: 2.20%
  100,000         Heinz (H.J.) Co                                      4,375,000
  250,000         Sara Lee Corp.                                       4,828,125
                                                                      ----------
                                                                       9,203,125
                                                                      ----------
                  Healthcare-Products: 4.99%
  137,000         Baxter Int'l, Inc.                                   9,632,812
   27,400    @    Edwards Lifesciences Corp.                             506,900
  105,000         Johnson & Johnson                                   10,696,875
                                                                      ----------
                                                                      20,836,587
                                                                      ----------
                  Household Products/Wares: 1.58%
   98,500         Avery-Dennison Corp.                                 6,611,813
                                                                      ----------
                  Insurance: 6.88%
  250,000         Aflac, Inc.                                         11,484,375
   65,000         American General Corp.                               3,965,000
   69,687         American Int'l Group                                 8,188,223
   48,800         Marsh & McLennan Cos.                                5,096,550
                                                                      ----------
                                                                      28,734,148
                                                                      ----------
                  Leisure Time: 0.72%
  155,000         Carnival Corp.                                       3,022,500
                                                                      ----------
                  Machinery-Diversified: 1.16%
  120,000         Dover Corp.                                          4,867,500
                                                                      ----------
                  Media: 2.33%
   70,000         New York Times Co.                                   2,765,000
  180,000         Walt Disney Co.                                      6,986,250
                                                                      ----------
                                                                       9,751,250
                                                                      ----------
                  Mining: 0.48%
   70,000         Alcoa, Inc.                                          2,030,000
                                                                      ----------
                  Miscellaneous Manufacturing: 5.48%
  184,200         General Electric Co.                                 9,762,600
  153,750         Honeywell Int'l, Inc.                                5,179,453
  167,500   @@    Tyco Int'l, Ltd.                                     7,935,313
                                                                      ----------
                                                                      22,877,366
                                                                      ----------
                  Oil & Gas Producers: 4.91%
   94,000         Chevron Corp.                                       $7,972,375
  191,413         Conoco, Inc.                                         4,701,582
  101,933   @@    Total Fina Elf SA ADR                                7,829,728
                                                                      ----------
                                                                      20,503,685
                                                                      ----------
                  Oil & Gas Services: 2.65%
   69,700         Halliburton Co.                                      3,288,969
  104,000         Schlumberger Ltd.                                    7,761,000
                                                                      ----------
                                                                      11,049,969
                                                                      ----------
                  Pharmaceuticals: 4.07%
  132,000         Abbott Laboratories                                  5,882,250
   72,600         Merck & Co., Inc.                                    5,562,975
  110,000         Schering-Plough Corp.                                5,555,000
                                                                      ----------
                                                                      17,000,225
                                                                      ----------
                  Retail: 8.91%
  100,000    @    Best Buy Co., Inc.                                   6,325,000
   65,500         Home Depot, Inc.                                     3,270,906
   63,000         Lowe's Cos.                                          2,586,938
  300,000         McDonald's Corp.                                     9,881,250
   52,000         Target Corp.                                         3,016,000
  190,000         TJX Companies, Inc.                                  3,562,500
  145,000    @    Tricon Global Restaurants, Inc.                      4,096,250
   77,500         Wal-Mart Stores, Inc.                                4,465,937
                                                                      ----------
                                                                      37,204,781
                                                                      ----------
                  Savings & Loans: 2.84%
  242,865         Charter One Financial, Inc.                          5,585,895
   69,200         Golden West Financial Corp.                          2,824,225
  120,000         Washington Mutual, Inc.                              3,465,000
                                                                      ----------
                                                                      11,875,120
                                                                      ----------
                  Semiconductors: 2.77%
   30,000    @    Altera Corp.                                         3,058,125
   63,550         Intel Corp.                                          8,495,841
                                                                      ----------
                                                                      11,553,966
                                                                      ----------
                  Software: 2.57%
  166,000         Automatic Data Processing                            8,891,375
   50,000    @    BMC Software, Inc.                                   1,824,219
                                                                      ----------
                                                                      10,715,594
                                                                      ----------

                 See Accompanying Notes to Financial Statements

Pilgrim
MagnaCap
Fund
            PORTFOLIO OF INVESTMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

                                                                        Market
Shares                                                                  Value
------                                                                  -----
                  Telecommunications: 11.17%
   65,000         Alltel Corp.                                       $ 4,025,937
  130,000         AT&T Corp.                                           4,111,250
   90,000         Bell Atlantic Corp.                                  4,573,125
   30,000         GTE Corp.                                            1,867,500
  160,000   @@    Nokia OYJ ADR                                        7,990,000
  145,500         SBC Communications, Inc.                             6,292,875
  142,500    @    Tellabs, Inc.                                        9,752,344
  175,000    @    Worldcom, Inc.                                       8,028,125
                                                                     -----------
                                                                      46,641,156
                                                                     -----------
                  Tobacco: 1.21%
  190,000         Philip Morris Companies, Inc.                        5,046,875
                                                                     -----------
                  Total Long-Term Investments (Cost $306,619,953)    406,990,017
                                                                     -----------

SHORT-TERM INVESTMENTS: 3.23%
               Commercial Paper: 3.23%
$13,471,000    General Electric, 6.800%, due 07/03/00             $  13,465,911
                                                                  -------------
               Total Short-Term Investments (Cost $13,465,911)       13,465,911
                                                                  -------------
               Total Investments in Securities
                 (Cost $ 320,085,864)*                100.67%     $ 420,455,928
               Other Assets and Liabilities-Net        -0.67%        (2,787,944)
                                                      ------      -------------
               Net Assets                             100.00%     $ 417,667,984
                                                      ======      =============
----------
@    Non-income producing security
@@   Foreign Issuer
ADR  American Depository Receipt

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

               Gross Unrealized Appreciation                      $ 122,768,881
               Gross Unrealized Depreciation                        (22,398,817)
                                                                  -------------
               Net Unrealized Appreciation                        $ 100,370,064
                                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim
LargeCap
Leaders
Fund
                  PORTFOLIO OF INVESTMENTS as of June 30, 2000
--------------------------------------------------------------------------------

                                                                       Market
Shares                                                                 Value
------                                                                 -----
COMMON STOCKS: 97.15%
                 Auto Manufacturers: 1.20%
  10,600         Ford Motor Co.                                       $  455,800
                                                                      ----------
                 Auto Parts & Equipment: 0.04%
   1,388    @    Visteon Corp.                                            16,828
                                                                      ----------
                 Banks: 1.58%
  12,950         Chase Manhattan Corp.                                   596,509
                                                                      ----------
                 Beverages: 4.78%
   7,300         Anheuser-Busch Cos., Inc.                               545,219
  10,300         Coca-Cola Co.                                           591,606
  15,100         PepsiCo, Inc.                                           671,006
                                                                      ----------
                                                                       1,807,831
                                                                      ----------
                 Chemicals: 1.16%
   9,994         Du Pont (E.I.) de Nemours & Co.                         437,238
                                                                      ----------
                 Computers: 8.86%
   8,900    @    Cisco Systems, Inc.                                     565,706
  22,400         Compaq Computer Corp.                                   572,600
  12,100    @    Dell Computer Corp.                                     596,681
   4,000         Hewlett Packard Co.                                     499,500
   4,800         International Business Machines                         525,900
   6,500    @    Sun Microsystems, Inc.                                  591,094
                                                                      ----------
                                                                       3,351,481
                                                                      ----------
                 Cosmetics/Pesonal Care: 1.66%
  10,500         Colgate-Palmolive Co.                                   628,688
                                                                      ----------
                 Diversified Financial Services: 7.45%
  11,700         American Express Co.                                    609,863
   8,150         Citigroup, Inc.                                         491,038
   9,000         Fannie Mae                                              469,688
  10,900         Freddie Mac                                             441,450
   7,000         Merrill Lynch & Co., Inc.                               804,425
                                                                      ----------
                                                                       2,816,464
                                                                      ----------
                 Electric: 2.85%
  10,500         Duke Energy Co.                                         591,938
  20,900         Southern Co.                                            487,231
                                                                      ----------
                                                                       1,079,169
                                                                      ----------
                 Electronics: 1.94%
   1,526    @    Agilent Technologies, Inc.                              112,493
  14,800    @    Solectron Corp.                                         619,750
                                                                      ----------
                                                                         732,243
                                                                      ----------
                 Food: 1.71%
  14,300    @    Safeway, Inc.                                           645,288
                                                                      ----------
                 Forest Products & Paper: 1.19%
  15,100         Int'l Paper Co.                                      $  450,169
                                                                      ----------
                 Healthcare-Products: 1.70%
   6,300         Johnson & Johnson                                       641,813
                                                                      ----------
                 Home Furnishings: 1.22%
   4,900   @@    Sony Corp. ADR                                          462,131
                                                                      ----------
                 Insurance: 4.62%
   5,025         American Int'l Group                                    590,437
  16,800         AXA Financial, Inc.                                     571,200
   5,600         Marsh & McLennan Cos.                                   584,850
                                                                      ----------
                                                                       1,746,487
                                                                      ----------
                 Internet: 1.24%
   8,900    @    America Online, Inc.                                    469,475
                                                                      ----------
                 Leisure Time: 1.20%
  23,200         Carnival Corp.                                          452,400
                                                                      ----------
                 Machinery-Diversified: 1.32%
  13,500         Deere & Co.                                             499,500
                                                                      ----------
                 Media: 3.88%
  12,100    @    Comcast Corp.                                           490,050
   7,700         Gannett Co., Inc.                                       460,556
   6,800         Time Warner, Inc.                                       516,800
                                                                      ----------
                                                                       1,467,406
                                                                      ----------
                 Mining: 1.20%
  15,600         Alcoa, Inc.                                             452,400
                                                                      ----------
                 Miscellaneous Manufacturing: 3.44%
  12,300         General Electric Co.                                    651,900
  13,700   @@    Tyco Int'l Ltd.                                         649,038
                                                                      ----------
                                                                       1,300,938
                                                                      ----------
                 Oil & Gas Producers: 7.05%
  11,000         Anadarko Petroleum Corp.                                542,437
  13,000         Burlington Resources Inc.                               497,250
   6,900         Chevron Corp.                                           585,206
   6,600         Exxon Mobil Corp.                                       518,100
   8,500   @@    Royal Dutch Petroleum Co. ADR                           523,281
                                                                      ----------
                                                                       2,666,274
                                                                      ----------
                 Oil & Gas Services: 1.58%
   8,000         Schlumberger Ltd.                                       597,000
                                                                      ----------
                 Pharmaceuticals: 6.49%
  14,900         Abbott Laboratories                                     663,981
   8,100         Merck & Co., Inc.                                       620,663
  13,600   @@    Novartis AG ADR                                         544,000
  13,000         Pfizer, Inc.                                            624,000
                                                                      ----------
                                                                       2,452,644
                                                                      ----------
                 Pipelines: 1.52%
   8,900         Enron Corp.                                          $  574,050
                                                                      ----------
                 Retail: 9.97%
   8,500    @    Best Buy Co., Inc.                                      537,625
   4,200         Gap, Inc.                                               131,250
   9,500         Home Depot, Inc.                                        474,406
  14,400         McDonald's Corp.                                        474,300
  17,100         Sears, Roebuck And Co.                                  557,887
   8,300         Target Corp.                                            481,400
  19,700         Walgreen Co.                                            634,094
   8,300         Wal-Mart Stores, Inc.                                   478,287
                                                                      ----------
                                                                       3,769,249
                                                                      ----------
                 Savings & Loans: 1.34%
  17,500         Washington Mutual, Inc.                                 505,312
                                                                      ----------
                 Semiconductors: 2.99%
   4,550         Intel Corp.                                             608,278
   7,600         Texas Instruments, Inc.                                 522,025
                                                                      ----------
                                                                       1,130,303
                                                                      ----------
                 Software: 1.40%
   6,600    @    Microsoft Corp.                                         528,000
                                                                      ----------
                 Telecommunications: 7.61%
  14,043         AT&T Corp.                                              444,110
   8,720         Bell Atlantic Corp.                                     443,085
   8,600         Lucent Technologies, Inc.                               509,550
   9,900   @@    Nokia OYJ ADR                                           494,381
  11,600         SBC Communications, Inc.                                501,700
  10,600    @    Worldcom, Inc.                                          486,275
                                                                      ----------
                                                                       2,879,101
                                                                      ----------
                 Tobacco: 1.60%
  22,800         Philip Morris Cos., Inc.                                605,625
                                                                      ----------
                 Transportation: 1.36%
  13,500    @    FedEx Corp.                                             513,000
                                                                      ----------
                 Total Common Stock (Cost $32,068,401)                36,730,816
                                                                      ----------
                 Total Long-Term Investments (Cost $32,068,401)       36,730,816
                                                                      ----------

                 See Accompanying Notes to Financial Statements

Pilgrim
LargeCap
Leaders
Fund
            PORTFOLIO OF INVESTMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

Principal                                                               Market
Amount                                                                  Value
------                                                                  -----

SHORT-TERM INVESTMENTS: 5.59%
               Repurchase Agreement: 5.59%
  2,114,000    State Street Bank & Trust
               Repurchase Agreement 6.200% Due 07/03/2000
                 (Collateralized by U.S. Treasury Bills, 12.500%
                 Due 08/15/14, Market Value $2,160,875)             $ 2,114,000
                                                                    -----------
               Total Short-Term Investments (Cost $2,114,000)         2,114,000
                                                                    -----------
               Total Investments in Securities
                 (Cost $34,182,401)*                   102.74%      $38,844,816
               Other Assets and Liabilities-Net         -2.74%       (1,036,830)
                                                       ------       -----------
               Net Assets                              100.00%      $37,807,986
                                                       ======       ===========

----------
@    Non-income producing security
@@   Foreign Issuer
ADR  American Depository Receipt

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

               Gross Unrealized Appreciation                        $ 6,797,394
               Gross Unrealized Depreciation                         (2,134,979)
                                                                    -----------
               Net Unrealized Appreciation                          $ 4,662,415
                                                                    ===========

                 See Accompanying Notes to Financial Statements

Pilgrim
LargeCap
Growth
Fund
                  PORTFOLIO OF INVESTMENTS as of June 30, 2000
--------------------------------------------------------------------------------

                                                                        Market
Shares                                                                  Value
------                                                                  -----
COMMON STOCKS: 99.28%
                  Biotechnology: 5.21%
  249,100    @    Amgen, Inc.                                        $17,499,275
  109,500    @    Genentech, Inc.                                     18,834,000
                                                                     -----------
                                                                      36,333,275
                                                                     -----------
                  Cellular Telecommunications: 3.14%
  357,800    @    Nextel Communications, Inc.                         21,892,888
                                                                     -----------
                  Computers: 16.39%
  363,900    @    Cisco Systems                                       23,130,394
  411,000    @    Dell Computer Corp.                                 20,267,437
  307,900    @    Oracle Corp.                                        25,882,844
  274,100    @    Sun Microsystems                                    24,925,969
  177,250    @    Veritas Software Corp.                              20,032,020
                                                                     -----------
                                                                     114,238,664
                                                                     -----------
                  Diversified Financial Services: 3.43%
  396,400         Citigroup, Inc.                                     23,883,100
                                                                     -----------
                  Fiber Optics: 12.09%
  168,900    @    Ciena Corp.                                         28,153,518
  109,300         Corning, Inc.                                       29,497,337
  222,300    @    JDS Uniphase Corp.                                  26,648,213
                                                                     -----------
                                                                      84,299,068
                                                                     -----------
                  Insurance: 2.75%
  298,300         Aetna, Inc.                                         19,147,131
                                                                     -----------
                  Lodging: 4.18%
  907,300         MGM Grand, Inc.                                     29,147,013
                                                                     -----------
                  Media: 10.73%
  831,024    @    AT&T-Liberty Media Corp.                            20,152,331
  284,600    @    Cablevision Systems -- Class A                      19,317,225
  407,600    @    Infinity Broadcasting Corp.                         14,851,925
  299,400    @    Viacom, Inc. -- Class B                             20,471,475
                                                                     -----------
                                                                      74,792,956
                                                                     -----------
                  Oil & Gas Producers: 2.34%
  467,500         Santa Fe Int'l Corp.                                16,333,281
                                                                     -----------
                  Oil & Gas Services: 3.14%
  549,300    @    Weatherford Int'l, Inc.                             21,869,006
                                                                     -----------
                  Pipelines: 3.29%
  355,100         Enron                                               22,903,950
                                                                     -----------
                  Retail: 3.66%
  442,400         Wal-Mart Stores, Inc.                               25,493,300
                                                                     -----------
                  Satellite Telecommunications: 2.89%
  229,500    @    General Motors Corp. -- Class H                    $20,138,625
                                                                     -----------
                  Semiconductor: 10.43%
  273,100    @    Applied Materials, Inc.                             24,749,687
  219,700         Intel Corp.                                         29,371,144
  270,500         Texas Instruments, Inc.                             18,579,969
                                                                     -----------
                                                                      72,700,800
                                                                     -----------
                  Software: 2.35%
   92,903    @    VeriSign, Inc.                                      16,397,291
                                                                     -----------
                  Telecommunication Services: 2.95%
  413,700    @    Qwest Communications Int'l                          20,555,719
                                                                     -----------
                  Telecommunication Equipment: 6.80%
  422,500   @@    Nokia Corp. ADR                                     21,098,595
  385,700         Nortel Networks Corp.                               26,324,025
                                                                     -----------
                                                                      47,422,620
                                                                     -----------
                  Wireless Equipment: 3.51%
  119,300    @    Aether Systems, Inc.        24,456,500
                                                                     -----------
                  Total Common Stocks (Cost $528,923,735)            692,005,187
                                                                     -----------
                  Total Long-Term Investments (Cost $528,923,735)    692,005,187
                                                                     -----------

Principal
Amount                                                                  Value
------                                                                  -----

SHORT-TERM INVESTMENTS: 2.21%
               Repurchase Agreement: 2.21%
$15,448,000    State Street Bank & Trust Repurchase Agreement,
                 6.200% due 07/03/00 (Collaterized by
                 $10,760,000 U.S. Treasury Notes, 12.500%
                 Due 08/15/14, Market Value $15,763,400)          $  15,448,000
                                                                  -------------
               Total Short-Term Investments (Cost $15,448,000)       15,448,000
                                                                  -------------
               Total Investments in Securities
                 (Cost $544,371,735)*               101.49%       $ 707,453,187
               Other Assets and Liabilities-Net      -1.49%         (10,415,435)
                                                    ------        -------------
               Net Assets                           100.00%       $ 697,037,752
                                                    ======        =============

----------
@    Non-income producing security
@@   Foreign Issuer
ADR  American Depository Receipt

* Cost for federal income tax purposes is $544,405,561. Net unrealized appreciation consists of:

               Gross Unrealized Appreciation                      $ 165,434,558
               Gross Unrealized Depreciation                         (2,386,932)
                                                                  -------------
               Net Unrealized Appreciation                        $ 163,047,626
                                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim
MidCap
Value
Fund
                  PORTFOLIO OF INVESTMENTS as of June 30, 2000
--------------------------------------------------------------------------------

                                                                        Market
Shares                                                                  Value
------                                                                  -----
COMMON STOCKS: 93.55%
                   Banks: 3.53%
    13,650         Commerce Bancshares, Inc.                          $  406,087
    32,000         North Fork Bancorp                                    484,000
    11,900         UnionBanCal Corp.                                     220,894
                                                                      ----------
                                                                       1,110,981
                                                                      ----------
                   Beverages: 1.93%
    10,000         Coors (Adolph)                                        605,000
                                                                      ----------
                   Chemicals: 3.17%
    13,000         Rohm & Haas Co.                                       448,500
    18,700         Sigma-Aldrich Corp.                                   546,975
                                                                      ----------
                                                                         995,475
                                                                      ----------
                   Commercial Services: 5.67%
    15,500    @    Convergys Corp.                                       804,062
    20,000         Equifax, Inc.                                         525,000
    14,000         H & R Block, Inc.                                     453,250
                                                                      ----------
                                                                       1,782,312
                                                                      ----------
                   Distribution/Wholesale: 3.02%
     9,600         Fastenal Co.                                          486,000
    15,000         Grainger (W.W.), Inc.                                 462,187
                                                                      ----------
                                                                         948,187
                                                                      ----------
                   Electric: 1.78%
    22,000         Cinergy Corp.                                         559,625
                                                                      ----------
                   Electrical Components & Equipment: 2.30%
    17,700    @    American Power Conversion                             722,381
                                                                      ----------
                   Electronics: 4.51%
     9,000         Johnson Controls, Inc.                                461,813
    10,800    @    Lernout & Hauspie Speech Products                     475,875
    14,000         Parker Hannifin Corp.                                 479,500
                                                                      ----------
                                                                       1,417,188
                                                                      ----------
                   Environmental Control: 2.48%
    48,700    @    Republic Services, Inc.                               779,200
                                                                      ----------
                   Forest Products & Paper: 2.67%
    15,900         Mead Corp.                                            401,475
    16,000         Willamette Industries                                 436,000
                                                                      ----------
                                                                         837,475
                                                                      ----------
                   Hand/Machine Tools: 1.63%
    19,200         Snap-On, Inc.                                         511,200
                                                                      ----------
                   Healthcare-Products: 4.98%
     9,000         Bausch & Lomb, Inc.                                   696,375
    20,000         Mallinckrodt, Inc.                                    868,750
                                                                      ----------
                                                                       1,565,125
                                                                      ----------
                   Healthcare-Services: 1.87%
     8,100    @    Wellpoint Health Network                              586,744
                                                                     -----------
                   Home Furnishings: 1.53%
    13,000         Maytag Corp.                                          479,375
                                                                     -----------
                   Household Products/Wares: 2.50%
    29,000         Dial Corp.                                            300,875
    21,000         Fortune Brands, Inc.                                  484,312
                                                                     -----------
                                                                         785,187
                                                                     -----------
                   Insurance: 1.57%
    15,000         Nationwide Financial Services, Inc.                   493,125
                                                                     -----------
                   Leisure Time: 1.18%
    20,000         Royal Caribbean Cruises, Ltd.                         370,000
                                                                     -----------
                   Lodging: 2.03%
    19,600         Starwood Hotels & Resorts Worldwide                   638,225
                                                                     -----------
                   Media: 2.88%
    13,000    @    Hispanic Broadcasting Corp.                           430,625
    12,000         New York Times Co.                                    474,000
                                                                     -----------
                                                                         904,625
                                                                     -----------
                   Miscellaneous Manufacturing: 3.47%
    19,000         Applied Power, Inc. -- Class A                        636,500
    23,000         Donaldson Co., Inc.                                   454,250
                                                                     -----------
                                                                       1,090,750
                                                                     -----------
                   Oil & Gas Producers: 7.50%
     7,500         Amerada Hess Corp.                                    463,125
     7,500         Apache Corp.                                          441,094
     8,500         Devon Energy Corp.                                    477,594
    13,500         Helmerich & Payne, Inc.                               504,563
    13,500         Santa Fe Int'l Corp.                                  471,656
                                                                     -----------
                                                                       2,358,032
                                                                     -----------
                   Pharmaceuticals: 2.00%
    69,300         Omnicare, Inc.                                        628,031
                                                                     -----------
                   Pipelines: 1.44%
     8,900         El Paso Energy Corp.                                  453,344
                                                                     -----------
                   Retail: 6.94%
    17,000    @    B.J's Wholesale Club, Inc.                            561,000
    30,400         Blockbuster, Inc.                                     294,500
    29,000         Ross Stores                                           494,813
    22,700    @    Shopko Stores, Inc.                                   349,013
    17,000    @    Tricon Global Restaurants                             480,250
                                                                     -----------
                                                                       2,179,576
                                                                     -----------
                   Savings & Loans: 2.89%
    30,000         Charter One Financial, Inc.                           690,000
    31,000         Sovereign Bancorp, Inc.                               217,969
                                                                     -----------
                                                                         907,969
                                                                     -----------
                   Semiconductors: 3.35%
     8,000    @    Lattice Semiconductor Corp.                           553,000
     8,800    @    National Semiconductor Corp.                          499,400
                                                                     -----------
                                                                       1,052,400
                                                                     -----------
                   Telecommunications: 14.73%
    20,000    @    ADC Telecommunications, Inc.                        1,677,500
    19,000    @    Andrew Corp.                                          637,687
    16,000    @    Broadwing, Inc.                                       415,000
    13,000         Centurytel, Inc.                                      373,750
    17,500    @    Crown Castle Int'l Corp.                              638,750
    10,896         Motorola, Inc.                                        316,665
    13,000    @    PanAmSat Corp.                                        567,938
                                                                     -----------
                                                                       4,627,290
                                                                     -----------
                   Total Common Stocks (Cost $28,747,624)             29,388,822
                                                                    ------------
                   Total Long-Term Investments (Cost $28,747,624)     29,388,822
                                                                    ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
MidCap
Value
Fund
            PORTFOLIO OF INVESTMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

Principal
Amount                                                                  Value
------                                                                  -----

SHORT-TERM INVESTMENTS: 10.29%
               Repurchase Agreement: 10.29%
$3,232,000     State Stree Repurchase Agreement, 6.200% due
                07/03/00 (Collateralized by $2,255,000 U.S.
                Treasury Bonds, 12.500% Due 08/15/14 Market
                Value $3,303,575)                                   $ 3,232,000
                                                                    -----------
               Total Short-Term Investments (Cost $3,232,000)         3,232,000
                                                                    -----------
               Total Investments in Securities
                 (Cost $31,979,624)*                   103.84%      $32,620,822
               Other Assets and Liabilities-Net         -3.84%       (1,205,352)
                                                       ------       -----------
               Net Assets                              100.00%      $31,415,470
                                                       ======       ===========

----------
@    Non-income producing security
@@   Foreign Issuer

* Cost for federal income tax purposes is $32,057,995. Net unrealized appreciation consists of:

               Gross Unrealized Appreciation                        $ 5,365,026
               Gross Unrealized Depreciation                         (4,802,199)
                                                                    -----------
               Net Unrealized Appreciation                          $   562,827
                                                                    ===========

                 See Accompanying Notes to Financial Statements

Pilgrim
MidCap
Growth
Fund
                  PORTFOLIO OF INVESTMENTS as of June 30, 2000
--------------------------------------------------------------------------------

                                                                        Market
Shares                                                                  Value
------                                                                  -----

COMMON STOCKS: 99.82%
                 Biotechnology: 6.57%
   49,400    @   Diacrin, Inc.                                        $  389,025
   64,200    @   Enzon, Inc.                                           2,728,500
   46,100    @   Genentech, Inc.                                       7,929,200
   55,400    @   Idec Pharmaceuticals Corp.                            6,499,113
   51,800    @   Millennium Pharmaceuticals                            5,795,125
   74,000    @   PE Corp.-Celera Genomics                              6,919,000
   32,300    @   Protein Design Labs, Inc.                             5,330,828
                                                                      ----------
                                                                      35,590,791
                                                                      ----------
                 Commercial Services: 1.36%
   44,500    @   Quanta Services, Inc.                                 2,447,500
  171,600    @   Robert Half Int'l, Inc.                               4,890,600
                                                                      ----------
                                                                       7,338,100
                                                                      ----------
                 Computers: 6.70%
   44,700    @   Brocade Communication Systems                         8,201,752
   37,900    @   Extreme Networks, Inc.                                3,998,450
   40,600    @   Sandisk Corp.                                         2,484,213
   33,600    @   Silicon Storage
                 Technology                                            2,967,300
   29,500    @   Stratos Lightwave,
                 Inc.                                                    822,312
  157,575    @   Veritas Software
                 Corp.                                                17,808,437
                                                                      ----------
                                                                      36,282,464
                                                                      ----------
                 Electric: 3.16%
  133,400    @   AES Corp.                                             6,086,375
   83,300    @   Calpine Corp.                                         5,476,975
  127,900        Cinergy Corp.                                         3,253,456
  123,100        Nisource, Inc.                                        2,292,738
                                                                      ----------
                                                                      17,109,544
                                                                      ----------
                 Electrical Components & Equipment: 0.83%
   39,600    @   Power-One, Inc.                                       4,511,925
                                                                      ----------
                 Electronics: 6.84%
   94,000    @   Amphenol Corp.                                        6,221,625
  106,600    @   Credence Systems Corp.                                5,882,988
   51,900        Millipore Corp.                                       3,911,962
  103,500        Pe Corp.-PE Biosystems Group                          6,818,062
   66,500        Tektronix, Inc.                                       4,921,000
   74,400    @   Waters Corp.                                          9,286,050
                                                                      ----------
                                                                      37,041,687
                                                                      ----------
                 Food: 0.50%
   72,500        Keebler Foods Co.                                     2,691,563
                                                                      ----------
                 Gas: 0.85%
  150,300        Keyspan Corp.                                         4,621,725
                                                                      ----------
                 Healthcare Services: 1.52%
  215,200    @   Community Health Systems                              3,483,550
   65,900    @   Quest Diagnostics                                     4,715,969
                                                                      ----------
                                                                       8,199,519
                                                                      ----------
                 Media: 1.07%
   61,800    @   Hispanic Broadcasting Corp.                           2,047,125
   36,100    @   Univision Communications                              3,736,350
                                                                      ----------
                                                                       5,783,475
                                                                      ----------
                 Oil & Gas Producers: 9.45%
   94,900        Anadarko Petroleum Corp.                              4,679,756
  140,900        Apache                                                8,286,681
  137,000        Devon Energy Corp.                                    7,697,688
  241,400        Ensco Int'l, Inc.                                     8,645,136
  183,400        EOG Resources, Inc.                                   6,143,900
  192,600    @   Global Marine, Inc.                                   5,428,913
  122,100    @   Nabors Industries, Inc.                               5,074,781
  171,100    @   Rowan Co.                                             5,197,163
                                                                      ----------
                                                                      51,154,018
                                                                      ----------
                 Oil & Gas Services: 4.90%
  140,000        Baker Hughes, Inc.                                    4,480,000
  105,900    @   BJ Services Co.                                       6,618,750
  166,100    @   Grant Prideco, Inc.                                   4,152,500
   77,400    @   Smith Int'l, Inc.                                     5,635,688
  141,000    @   Weatherford Int'l,
                 Inc.                                                  5,613,562
                                                                      ----------
                                                                      26,500,500
                                                                      ----------
                 Pharmaceuticals: 7.09%
  113,000    @   Celgene Corp.                                         6,652,875
   51,600    @   Cephalon, Inc.                                        3,089,550
   77,400    @   COR Therapeutics, Inc.                                6,603,187
   65,600    @   Forest Laboratories - Class A                         6,625,600
   61,900    @   King Pharmaceuticals, Inc.                            2,715,863
   81,400    @   Sepracor, Inc.                                        9,818,875
   27,200    @   Vertex Pharmaceuticals, Inc.                          2,866,200
                                                                      ----------
                                                                      38,372,150
                                                                      ----------
                 Pipelines: 2.74%
  111,400        El Paso Energy Corp.                                 $5,674,438
   75,700        Equitable Resources, Inc.                             3,652,525
  158,700        Kinder Morgan, Inc.                                   5,485,068
                                                                      ----------
                                                                      14,812,031
                                                                      ----------
                 Retail: 4.72%
  131,400    @   Dollar Tree Stores, Inc.                              5,198,512
   81,600    @   Kohls Corp.                                           4,539,000
   13,500    @   Linens 'N Things, Inc.                                  366,188
   93,600        Nordstrom, Inc.                                       2,258,100
  130,300    @   Starbucks Corp.                                       4,975,831
   71,700        Talbots, Inc.                                         3,939,019
  228,700        TJX Cos., Inc.                                        4,288,125
                                                                      ----------
                                                                      25,564,775
                                                                      ----------
                 Semiconductors: 15.31%
  145,400    @   Analog Devices                                       11,050,400
   76,600    @   Applied Micro Circuits Corp.                          7,564,250
   44,700    @   Broadcom Corp.                                        9,786,506
   65,300    @   Conexant Systems, Inc.                                3,175,212
  108,800    @   Integrated Device Technology, Inc.                    6,514,400
  146,500    @   Lam Research Group                                    5,493,750
  165,000    @   LSI Logic, Inc.                                       8,930,625
   86,600    @   Maxim Integrated Products                             5,883,388
   48,500    @   PMC-Sierra, Inc.                                      8,617,842
            @@
   52,800    @   Qlogic Corp.                                          3,488,100
   85,800    @   Teradyne, Inc.                                        6,306,300
   22,300    @   Triquint Semiconductor, Inc.                          2,133,831
   47,800    @   Xilinx, Inc.                                          3,946,488
                                                                      ----------
                                                                      82,891,092
                                                                      ----------
                 Software: 14.62%
   30,400    @   Alteon Websystems, Inc.                               3,041,900
   92,400    @   Broadvision, Inc.                                     4,695,075
   47,900    @   Clarent Corp.                                         3,424,850
   76,300    @   Macromedia, Inc.                                      7,377,256
   84,500    @   Mercury Interactive Corp.                             8,175,375
   57,000    @   Micromuse, Inc.                                       9,432,609
   67,200    @   Siebel Systems, Inc.                                 10,991,400
   63,400    @   Universal Access, Inc.                                1,553,300
  140,683    @   Verisign, Inc.                                       24,830,440
   72,400    @   Vignette Corp.                                        3,765,931
   30,500    @   Vitria Technology, Inc.                               1,864,312
                                                                      ----------
                                                                      79,152,448
                                                                      ----------

                 See Accompanying Notes to Financial Statements

Pilgrim
MidCap
Growth
Fund
            PORTFOLIO OF INVESTMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

                                                                        Market
Shares                                                                  Value
------                                                                  -----
                 Telecommunications: 11.59%
   55,800   @    Comverse Technology, Inc.                           $ 5,189,400
  154,200   @    Crown Castle Int'l Corp.                              5,628,300
   46,700   @    Digital Lightwave, Inc.                               4,693,350
   79,800   @    Echostar Communications                               2,642,128
  138,000   @    JDS Uniphase Corp.                                   16,542,750
  197,100   @    Mcleod USA, Inc.                                      4,077,506
  155,400   @    Metromedia Fiber Networks, Inc.                       6,167,438
  179,200   @    Nextel Communications, Inc.                          10,964,800
   88,800   @    Nextlink Communications                               3,368,850
   54,100   @    Time Warner Telecom -- Class A                        3,482,687
                                                                     -----------
                                                                      62,757,209
                                                                     -----------
                 Total Common Stocks (Cost $355,479,830)             540,375,016
                                                                     -----------
                 Total Long-Term Investments (Cost $355,479,830)     540,375,016
                                                                     -----------

Principal
Amount                                                                  Value
------                                                                  -----

SHORT-TERM INVESTMENTS: 1.00%

              Repurchase Agreement: 1.00%
$5,417,000    State Street Bank & Trust Repurchase Agreement,
                6.200%, Due 07/03/00 (Collaterized by
                $3,775,000 U.S. Treasury Bonds 12.500%, Due
                08/15/14, Market Value $5,530,375)                 $  5,417,000
                                                                   ------------
              Total Short-Term Investments (Cost $5,417,000)          5,417,000
                                                                   ------------
              Total Investments in Securities
                (Cost $360,896,830)*                 100.82%       $545,792,016
              Other Assets and Liabilities-Net        -0.82%         (4,435,423)
                                                     ------        ------------
              Net Assets                             100.00%       $541,356,593
                                                     ======        ============

----------
@   Non-income producing security
@@  Foreign Issuer

* Cost for federal income tax purposes is $361,548,419. Net unrealized appreciation consists of:

              Gross Unrealized Appreciation                        $189,757,372
              Gross Unrealized Depreciation                          (5,513,775)
                                                                   ------------
              Net Unrealized Appreciation                          $184,243,597
                                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim
SmallCap
Growth
Fund
                  PORTFOLIO OF INVESTMENTS as of June 30, 2000
--------------------------------------------------------------------------------

                                                                        Market
Shares                                                                  Value
------                                                                  -----

COMMON STOCKS: 98.68%
                   Advertising: 0.30%
    40,600    @    Getty Images, Inc.                                 $1,504,738
                                                                      ----------
                   Airlines: 0.10%
    14,200         Skywest, Inc.                                         526,288
                                                                      ----------
                   Apparel: 0.74%
    70,900         Russell Corp.                                       1,418,000
    32,800    @    Timberland Co.                                      2,322,650
                                                                      ----------
                                                                       3,740,650
                                                                      ----------
                   Biotechnology: 6.95%
    39,500    @    Aclara BioSciences, Inc.                            2,012,031
    86,000    @    Charles River Laboratories Int'l                    1,908,125
    45,600    @    Diacrin, Inc.                                         359,100
    33,400    @    Genome Therapeutics Corp.                           1,016,613
    58,900    @    Incyte Genomics, Inc.                               4,840,844
    40,200    @    Invitrogen Corp.                                    3,023,166
    38,700    @    Maxygen                                             2,196,830
    45,700    @    Millennium Pharmaceuticals                          5,112,688
       900    @    Myriad Genetics, Inc.                                 133,270
    18,500    @    Orchid BioSciences, Inc.                              702,422
    33,300    @    Protein Design Labs, Inc.                           5,492,939
    34,400    @    Sequenom, Inc.                                      1,560,900
   245,400    @    Texas Biotech Corp.                                 4,662,600
    49,650    @    Visible Genetics, Inc.                              2,240,456
             @@
                                                                      ----------
                                                                      35,261,984
                                                                      ----------
                   Chemicals: 0.12%
    16,700         Spartech Corp.                                        450,900
     3,600    @    Symyx Technologies                                    153,394
                                                                      ----------
                                                                         604,294
                                                                      ----------
                   Commercial Services: 3.56%
    71,200    @    Aurora Biosciences Corp.                            4,854,950
    54,200    @    First Health Group Corp.                            1,778,438
    19,750    @    Forrester Research, Inc.                            1,438,047
   107,700    @    Heidrick & Struggles, Inc.                          6,798,563
    43,600    @    Korn/Ferry Int'l                                    1,381,575
    36,600    @    On Assignment, Inc.                                 1,116,300
    22,800    @    Teletech Holdings, Inc.                               708,225
                                                                      ----------
                                                                      18,076,098
                                                                      ----------
                   Computer Data Security: 1.26%
    64,800    @    ISS Group, Inc.                                    $6,397,988
                                                                      ----------
                   Computers: 1.96%
    35,200    @    Affiliated Computer Services, Inc.                  1,163,800
   117,800    @    Manhattan Associates, Inc.                          2,945,000
    25,100    @    M-Systems Flash Disk Pioneers                       1,954,663
             @@
    27,800    @    Silicon Storage Technology, Inc.                    2,455,087
    26,800    @    Stratos Lightwave, Inc.                               747,050
    32,300    @    Technology Solutions Co.                              199,855
     2,800    @    Turnstone Systems, Inc.                               463,881
                                                                      ----------
                                                                       9,929,336
                                                                      ----------
                   Diversified Financial Services: 0.76%
    31,200         Dain Rauscher Corp.                                 2,059,200
    35,600   @@    London Pacific Group, Ltd.                            462,800
    53,250         Metris Co., Inc.                                    1,337,906
                                                                      ----------
                                                                       3,859,906
                                                                      ----------
                   Electric: 0.90%
   132,700         Kansas City Power & Light                           2,985,750
    87,300    @    NRG Energy, Inc.                                    1,593,225
                                                                      ----------
                                                                       4,578,975
                                                                      ----------
                   Electrical Components & Equipment: 1.06%
     6,200    @    Capstone Turbine Corp.                                279,387
    44,550    @    Power-One, Inc.                                     5,075,916
                                                                      ----------
                                                                       5,355,303
                                                                      ----------
                   Electronics: 5.16%
    37,400    @    Amphenol Corp.                                      2,475,413
    51,000    @    Credence Systems Corp.                              2,814,562
    49,400    @    DSP Group, Inc.                                     2,766,400
    57,800    @    Electro Scientific Industries, Inc.                 2,545,006
    29,624    @    Flextronics Int'l Ltd.                              2,034,799
             @@
    46,800    @    Kent Electronics Corp.                              1,395,224
    36,700    @    Microchip Technology, Inc.                          2,138,348
    32,900    @    Molecular Devices Corp.                             2,276,269
    79,300    @    Packard Biosciences                                 1,348,100
    13,700    @    Photon Dynamics, Inc.                               1,023,219
   151,300    @    Therma-Wave, Inc.                                   3,375,881
    42,900    @    Varian, Inc.                                        1,978,763
                                                                      ----------
                                                                      26,171,984
                                                                      ----------
                   Engineering & Construction: 0.32%
    35,025    @    Dycom Industries, Inc.                             $1,611,150
                                                                      ----------
                   Entertainment: 1.09%
    86,600    @    Macrovision Corp.                                   5,535,634
                                                                      ----------
                   Enterprise Software Service: 2.31%
    56,050    @    Business Objects SA                                 4,939,406
             @@
    87,700    @    Manugistics Group, Inc.                             4,099,975
    49,800    @    Symantec Corp.                                      2,686,088
                                                                      ----------
                                                                      11,725,469
                                                                      ----------
                   Environmental Control: 0.02%
     5,700    @    Waste Connections, Inc.                               112,575
                                                                      ----------
                   Food: 0.21%
    29,800    @    Hain Celestial Group, Inc.                          1,093,288
                                                                      ----------
                   Healthcare-Products: 1.01%
   144,400    @    Edwards Lifesciences Corp.                          2,671,400
    81,500    @    Kensey Nash Corp.                                     906,688
    39,600    @    Resmed, Inc.                                        1,059,300
    10,000    @    Zoll Medical Corp.                                    490,000
                                                                      ----------
                                                                       5,127,388
                                                                      ----------
                   Healthcare Services: 7.01%
   194,600    @    Community Health Systems, Inc.                      3,150,088
    65,300    @    Coventry Health Care, Inc.                            870,327
    63,000    @    Laboratory Corp. of America Holdings                4,858,875
   185,800    @    LifePoint Hospitals, Inc.                           4,134,050
   103,100    @    Oxford Health Plans                                 2,455,069
   127,900    @    Province Healthcare Co.                             4,620,387
    69,800    @    Quest Diagnostics, Inc.                             4,995,063
   237,300    @    Triad Hospitals, Inc.                               5,739,694
    92,100    @    Trigon Healthcare, Inc.                             4,748,906
                                                                      ----------
                                                                      35,572,459
                                                                      ----------
                   Insurance: 0.90%
    21,400   @@    PartnerRe, Ltd.                                       758,363
    73,400         Radian Group, Inc.                                  3,798,450
                                                                      ----------
                                                                       4,556,813
                                                                      ----------
                   Internet: 0.46%
     2,800    @    Digital Insight Corp.                                  95,200
    50,400    @    Navisite, Inc.                                      2,107,350
     6,800    @    Vicinity Corp.                                        133,450
                                                                      ----------
                                                                       2,336,000
                                                                      ----------

                 See Accompanying Notes to Financial Statements

Pilgrim
SmallCap
Growth
Fund
           PORTFOLIO OF INVESTMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

                                                                       Market
Shares                                                                 Value
------                                                                 -----
                    Investment Companies: 0.10%
    21,100          American Capital Strategies Ltd.                  $  503,763
                                                                      ----------
                    Machinery-Diversified: 2.48%
    34,000    @     Advanced Energy Industries                         2,003,875
    35,600    @     Asyst Technologies, Inc.                           1,219,300
    16,400    @     Brooks Automation, Inc.                            1,048,575
    22,400    @     Gasonics Int'l Corp.                                 883,400
    45,100    @     Kulicke & Soffa Industries                         2,677,813
    39,800    @     PRI Automation, Inc.                               2,602,547
    18,000    @     Semitool, Inc.                                       311,625
   120,900          Stewart & Stevenson Services                       1,821,056
                                                                      ----------
                                                                      12,568,191
                                                                      ----------
                    Media: 1.37%
    57,000    @     Emmis Communications Corp.                         2,358,375
    69,200    @     Pegasus Communications Corp.                       3,395,125
    53,870    @     Saga Communications, Inc.                          1,185,140
                                                                      ----------
                                                                       6,938,640
                                                                      ----------
                    Metal Fabricate/Hardware: 0.05%
     8,612    @     Maverick Tube Corp.                                  250,825
                                                                      ----------
                    Oil Field Machinery & Equipment: 2.00%
    88,600    @     Drill-Quip                                         4,142,050
    69,500    @     National-Oilwell, Inc.                             2,284,813
    20,900    @     Smith Int'l, Inc.                                  1,521,781
    66,200    @     Universal Compression Holdings                     2,217,700
                                                                      ----------
                                                                      10,166,344
                                                                      ----------
                    Oil & Gas Producers: 8.60%
    88,100    @     Atwood Oceanics                                   $3,909,438
    78,700    @     BJ Services Co.                                    4,918,750
   219,600          Cross Timbers Oil Co.                              4,858,650
   126,400    @     Global Industries, Ltd.                            2,385,800
    91,700    @     HS Resources, Inc.                                 2,751,000
   285,000    @     Key Energy Group                                   2,743,125
    45,000    @     Louis Dreyfus Natural Gas                          1,409,062
   125,600    @     Marine Drilling Co., Inc.                          3,516,800
    36,647    @     Nabors Industries, Inc.                            1,523,141
    56,600    @     Newfield Exploration Co.                           2,214,475
   121,200   @@@    Precision Drilling Corp.                           4,681,350
   153,150    @     Pride Int'l, Inc.                                  3,790,462
    90,300    @     Spinnaker Exploration Co.                          2,313,938
    31,600    @     Stone Energy Corp.                                 1,888,100
    18,600    @     UTI Energy Corp.                                     746,325
                                                                      ----------
                                                                      43,650,416
                                                                      ----------
                    Pharmaceuticals: 8.91%
    19,200    @     Abgenix, Inc.                                      2,301,300
    68,400    @     Alkermes, Inc.                                     3,223,350
    48,700          Alpharma, Inc.                                     3,031,575
    65,950    @     Cephalon, Inc.                                     3,948,756
    49,600    @     COR Therapeutics, Inc.                             4,231,500
    59,800    @     Cubist Pharmaceuticals, Inc.                       2,945,150
    17,900    @     ImClone Systems                                    1,368,231
    41,600    @     Intrabiotics Pharmaceuticals, Inc.                 1,110,200
   134,825          Jones Pharma, Inc.                                 5,384,573
    23,700    @     Pharmacopeia, Inc.                                 1,099,088
    74,400    @     Syncor Int'l Corp.                                 5,356,800
    63,700    @     Trimeris, Inc.                                     4,455,019
    37,900    @     United Therapeutics Corp.                          4,107,412
    25,000    @     Vertex Pharmaceuticals, Inc.                       2,634,375
                                                                      ----------
                                                                      45,197,329
                                                                      ----------
                    Pipelines: 0.11%
    27,500          Western Gas Resources, Inc.                          577,500
                                                                      ----------
                    REITS: 0.56%
    53,000    @     Pinnacle Holdings, Inc.                            2,862,000
                                                                      ----------
                    Retail: 5.57%
    35,500    @     AnnTaylor Stores Corp.                             1,175,938
    21,200    @     CDW Computer Centers, Inc.                         1,325,000
    64,900    @     Factory 2-U Stores, Inc.                           2,454,031
    37,525    @     Insight Enterprises, Inc.                          2,225,702
    37,900    @     Jack in the Box, Inc.                                933,288
    26,800    @     Krispy Kreme Doughnuts, Inc.                       1,969,800
     4,200    @     Linens 'N Things, Inc.                               113,925
   109,900    @     Michaels Stores, Inc.                              5,034,794
   226,300    @     MSC Industrial Direct Co.                          4,738,156
   123,800    @     Pacific Sunwear of California                      2,321,250
    66,800          Talbots, Inc.                                      3,669,825
    90,400    @     Too, Inc.                                          2,299,550
                                                                      ----------
                                                                      28,261,259
                                                                      ----------
                    Semiconductors: 12.93%
    75,600    @     Alpha Industries                                   3,331,125
    83,900    @     ATMI, Inc.                                         3,901,350
    77,800    @     Cypress Semiconductor Corp.                        3,287,050
    66,500    @     Exar Corp.                                         5,797,969
    24,900    @     Fairchild Semiconductor Int'l                      1,008,450
    35,100    @     Globespan, Inc.                                    4,284,942
    16,800          Helix Technology Corp.                               655,200
    44,100    @     Integrated Device Technology Industries            2,640,488
    40,300    @     International Rectifier Corp.                      2,256,799
    60,200    @     Kopin Corp.                                        4,168,850
    96,200    @     Lam Research Corp.                                 3,607,500
   120,200    @     Micrel, Inc.                                       5,221,187
    60,500    @     Qlogic Corp.                                       3,996,781
     3,600    @     Quantum Effect Devices, Inc.                         205,200
    93,700    @     Quicklogic Corp.                                   2,084,825
    17,900    @     Rudolph Technologies, Inc.                           693,625
    28,600    @     Semtech Corp.                                      2,187,453
    34,100    @     Three-Five Systems, Inc.                           2,011,900
    61,500    @     Transwitch Corp.                                   4,747,031
    18,800    @     Triquint Semiconductor, Inc.                       1,798,925
    69,000    @     Varian Semiconductor Equipment                     4,334,062
    57,200    @     Virata Corp.                                       3,410,550
                                                                      ----------
                                                                      65,631,262
                                                                      ----------

                 See Accompanying Notes to Financial Statements

Pilgrim
SmallCap
Growth
Fund
            PORTFOLIO OF INVESTMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

                                                                        Market
Shares                                                                  Value
------                                                                  -----
                    Software: 11.30%
    30,800    @     AppNet, Inc.                                     $ 1,108,800
    13,100    @     Art Technology Group, Inc.                         1,322,281
    32,500    @     Caminus Corp.                                        796,250
    28,400    @     Clarent Corp.                                      2,030,600
    50,000    @     Documentum, Inc.                                   4,468,750
    33,000    @     Exchange Applications, Inc.                          878,624
    65,800    @     Extensity, Inc.                                    2,253,650
    31,600    @     Globix Corp.                                         926,275
     9,800    @     Keynote Systems, Inc.                                691,512
    32,950    @     Macromedia, Inc.                                   3,185,853
   118,200    @     Mercury Interactive Corp.                         11,435,850
     6,900    @     Metasolv Software, Inc.                              303,600
    13,300    @     Micromuse, Inc.                                    2,200,942
    33,900    @     Netopia, Inc.                                      1,364,475
    48,300    @     Numerical Technologies, Inc.                       2,348,588
   127,700    @     Open Market, Inc.                                  1,763,856
    91,200    @     OTG Software, Inc.                                 2,604,900
    71,900    @     PC-Tel, Inc.                                       2,732,200
     4,400    @     Quest Software, Inc.                                 243,650
     7,300    @     Retek, Inc.                                          233,600
    53,300          Reynolds & Reynolds Co.                              972,725
     4,600    @     Scient Corp.                                         202,975
   121,000    @     Serena Software, Inc.                              5,494,155
    53,300    @     SmartForce Plc ADR                                 2,558,400
              @@
    17,650    @     Software.Com, Inc.                                 2,292,294
    29,300    @     Universal Access, Inc.                               717,850
    14,200    @     Webmethods, Inc.                                   2,232,062
                                                                     -----------
                                                                      57,364,717
                                                                     -----------
                    Telecommunication: 7.84%
    23,263    @     ADC Telecommunications, Inc.                     $ 1,951,184
    37,400    @     Advanced Fibre Communication                       1,694,687
     2,200    @     Airgate PCS, Inc.                                    115,637
     7,700    @     Airnet Communications Corp.                          201,163
     4,500    @     Alamosa PCS Holdings, Inc.                            93,938
    51,700    @     American Tower Corp.                               2,155,243
    81,100    @     Aspect Communications Corp.                        3,188,244
     9,100    @     Choice One Communications, Inc.                      371,394
    49,500   @@@    Clearnet Communications, Inc.                      1,374,398
    76,700    @     Digital Lightwave, Inc.                            7,708,350
     8,500    @     Digital Microwave Corp.                              324,063
    32,800    @     Ditech Communications Corp.                        3,101,650
    24,700    @     Inet Technologies, Inc.                            1,339,975
    16,100    @     Leap Wireless Int'l, Inc                             756,700
    11,700    @     Natural Microsystems Corp.                         1,315,519
    46,711    @     Nextlink Communications                            1,772,092
    11,250    @     Pac-West Telecomm, Inc.                              225,000
    20,700    @     SDL, Inc.                                          5,903,380
   141,100    @     I3 Mobile, Inc.                                    2,592,713
    20,200    @     Proxim, Inc.                                       1,999,169
     8,800    @     Viasat, Inc.                                         477,400
    21,000    @     Western Wireless                                   1,144,500
                                                                     -----------
                                                                      39,806,399
                                                                     -----------
                    Transportation: 0.66%
    22,950    @     Forward Air Corp.                                    918,000
    41,800          Expeditors Int'l Washington                        1,985,500
    31,700    @     Swift Transportation Co., Inc.                       443,800
                                                                     -----------
                                                                       3,347,300
                                                                     -----------
                    Total Common Stocks (Cost $314,463,131)          500,804,265
                                                                     -----------
                    Total Long-Term Investments (Cost $314,463,131)  500,804,265
                                                                     -----------

Principal
Amount                                                                  Value
------                                                                  -----

SHORT-TERM INVESTMENTS: 2.68%
              Repurchase Agreement: 2.68%
$13,629,000   State Street Bank & Trust Repurchase Agreement
                6.200% due 07/03/04 (Collateraized by
                $9,490,000 U.S. Treasury Bonds, 12.500% Due
                08/15/14, Market Value $13,902,850)                $ 13,629,000
                                                                   ------------
              Total Short-Term Investments (Cost $13,629,000)        13,629,000
                                                                   ------------
              Total Investments in Securities
                (Cost $328,092,131)*                  101.36%      $514,433,265
              Other Assets and Liabilities - Net       -1.36%        (6,914,010)
                                                      ------       ------------
              Net Assets                              100.00%      $507,519,255
                                                      ======       ============

----------
@    Non-income producing security
@@   Foreign issuer
ADR  American Depository Receipt

* Cost for federal income tax purposes is $329,821,029. Net unrealized appreciation consists of:

              Gross Unrealized Appreciation                        $192,503,082
              Gross Unrealized Depreciation                          (7,890,846)
                                                                   ------------
              Net Unrealized Appreciation                          $184,612,236
                                                                   ============

Pilgrim
Worldwide
Growth
Fund
                  PORTFOLIO OF INVESTMENTS as of June 30, 2000
--------------------------------------------------------------------------------
                                                                        Market
Shares                                                                  Value
------                                                                  -----
COMMON STOCKS: 96.55%
                  AUSTRALIA: 0.34%
    41,700        News Corp., LTD. ADR                                $2,272,650
                                                                      ----------
                  Total Australia                                      2,272,650
                                                                      ----------
                  BELGIUM: 0.47%
    58,900        Fortis (B)                                           1,713,946
    32,000   @    Lernout & Hauspie Speech Products                    1,410,000
                                                                      ----------
                  Total Belgium                                        3,123,946
                                                                      ----------
                  BRAZIL: 0.77%
    65,800        Petroleo Brasileiro SA ADR                           1,987,917
    60,211        Tele Norte Leste Participacoes ADR                   1,422,485
    17,000        Telecomunicacoes Brasileiras SA ADR                  1,651,125
                                                                      ----------
                  Total Brazil                                         5,061,527
                                                                      ----------
                  CANADA: 5.72%
   167,200        Abitibi-Consolidated, Inc.                           1,567,500
   138,800   @    Anderson Exploration, Ltd.                           2,522,784
    21,000   @    Ballard Power Systems, Inc.                          1,886,062
    42,600   @    Biovail Corp.                                        2,361,637
    68,700        Bombardier, Inc.                                     1,866,041
    19,400   @    C-Mac Industries, Inc.                                 917,568
    33,000        Magna Int'l, Inc.                                    1,550,777
   278,300        Nortel Networks Corp.                               18,993,975
    73,500   @    Precision Drilling Corp.                             2,838,937
    42,000   @    QLT, Inc.                                            3,247,125
                                                                      ----------
                  Total Canada                                        37,752,406
                                                                      ----------
                  CHINA: 0.27%
     5,000   @    PetroChina Co., Ltd. ADR                               104,687
 8,000,000   @    PetroChina Co., Ltd.                                 1,662,498
                                                                      ----------
                  Total China                                          1,767,185
                                                                      ----------
                  DENMARK: 0.35%
    34,600        Tele Danmark AS                                      2,328,595
                                                                      ----------
                  Total Denmark                                        2,328,595
                                                                      ----------
                  FINLAND: 3.17%
    43,200        Helsingin Puhelin OYJ                                4,231,536
   283,800        Nokia OYJ ADR                                       14,172,262
    55,000        Sonera Group OYJ                                     2,507,281
                                                                      ----------
                  Total Finland                                       20,911,079
                                                                      ----------
                  FRANCE: 5.98%
    48,300        Accor SA                                            $1,979,589
    82,600        Alcatel SA                                           5,417,560
    61,700        Alstom                                               1,667,600
    44,100        Aventis SA                                           3,218,718
    16,500        Axa                                                  2,599,171
     3,626   @    Bouygues SA                                          2,423,220
    17,300        Groupe Danone                                        2,295,767
    40,000        Lagardere S.C.A.                                     3,055,040
    83,800        Rhodia SA                                            1,408,068
    74,000        Societe Television Francaise 1                       5,157,289
    63,800        ST Microelectronics NV                               4,095,162
    26,770        Total Fina Elf SA                                    4,104,505
    23,600        Vivendi (EX-Generale des Eaux)                       2,082,984
                                                                      ----------
                  Total France                                        39,504,673
                                                                      ----------
                  GERMANY: 2.43%
    69,900        Deutsche Lufthansa AG                                1,631,635
    71,500        Dresdner Bank AG                                     2,894,268
    45,800        EM.TV & Merchandising AG                             2,710,966
    41,700   @    Infineon Technologies AG                             3,399,859
     7,400   @    Intershop Communications AG                          3,384,030
    13,500        Siemens AG                                           2,020,909
                                                                      ----------
                  Total Germany                                       16,041,667
                                                                      ----------
                  HONG KONG: 0.45%
   107,800        Hutchison Whampoa                                    1,355,192
   830,000   @    Pacific Century CyberWorks, Ltd.                     1,639,664
                                                                      ----------
                  Total Hong Kong                                      2,994,856
                                                                      ----------
                  ISRAEL: 0.68%
    80,500        Teva Pharmaceutical ADR                              4,462,719
                                                                      ----------
                  Total Israel                                         4,462,719
                                                                      ----------
                  ITALY: 1.18%
   279,600        Alleanza Assicurazioni SPA                           3,723,731
   298,400        ENI SPA                                              1,723,539
 1,706,000   @    Finmeccanica SPA                                     2,345,354
                                                                      ----------
                  Total Italy                                          7,792,624
                                                                      ----------
                  JAPAN: 8.58%
    90,000        Daikin Industries, Ltd.                             $2,090,853
    35,000        Fanuc, Ltd.                                          3,559,210
   118,000        Fujitsu, Ltd.                                        4,081,429
   518,000        Japan Airlines Co., Ltd.                             1,967,429
     7,100        Kyocera Corp.                                        1,203,798
   371,000        Mitsubishi Electric Corp.                            4,014,024
   185,000        Mitsui Fudosan Co., Ltd.                             2,005,089
    88,000        NEC Corp.                                            2,761,793
   185,000        Nippon Sheet Glass Co., Ltd.                         2,570,001
       250        Nippon Telegraph & Telephone Co., Ltd.               3,322,181
    74,000        Nomura Securities Co., Ltd.                          1,809,811
       170        NTT Docomo, Inc.                                     4,598,275
   104,000        Pioneer Corp.                                        4,048,066
    19,200        Promise Co., Ltd.                                    1,516,385
    19,900        Softbank Corp.                                       2,700,721
    22,500        Sony Corp.                                           2,099,336
   376,000        Toshiba Corp.                                        4,241,761
    38,000        Toyoda Gosei Co., Ltd.                               2,410,254
    37,000        Toyota Motor Corp.                                   1,684,275
    11,000   @    Trend Micro, Inc.                                    1,814,241
    87,000        Yamato Transport Co., Ltd.                           2,160,549
                                                                      ----------
                  Total Japan                                         56,659,481
                                                                      ----------
                  NETHERLANDS: 3.48%
   130,800   @    ASM Lithography Holding NV                           5,771,550
    48,500        Heineken NV                                          2,951,813
    35,800        Koninklijke Ahold NV                                 1,053,716
   116,200        Koninklijke Philips Electronics NV                   5,519,500
     9,200   @    Qiagen NV                                            1,624,899
    36,500        Randstad Holdings NV                                 1,350,304
    70,600        Royal KPN NV                                         3,157,775
    29,200        VNU NV                                               1,508,159
                                                                      ----------
                  Total Netherlands                                   22,937,716
                                                                      ----------
                  RUSSIA: 0.15%
    19,400        Lukoll-Holding ADR                                     991,728
                                                                      ----------
                  Total Russia                                           991,728
                                                                      ----------
                  SINGAPORE: 0.65%
    43,900   @    Flextronics Int'l, Ltd.                              3,015,381
   127,000        Singapore Airlines, Ltd.                             1,257,499
                                                                      ----------
                  Total Singapore                                      4,272,880
                                                                      ----------

                 See Accompanying Notes to Financial Statements

Pilgrim
Worldwide
Growth
Fund
            PORTFOLIO OF INVESTMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

                                                                       Market
Shares                                                                 Value
------                                                                 -----
                  SOUTH KOREA: 0.73%
    64,720        Korea Electric Power Corp.                        $  2,008,307
     8,410        Samsung Electronics                                  2,783,157
                                                                    ------------
                  Total South Korea                                    4,791,464
                                                                    ------------
                  SPAIN: 1.57%
   274,400        Altadis SA                                           4,215,092
   145,700        Endesa SA                                            2,822,335
       501   @    Telefonica SA ADR                                       32,095
   154,500   @    Telefonica SA                                        3,318,776
                                                                    ------------
                  Total Spain                                         10,388,298
                                                                    ------------
                  SWEDEN: 3.34%
   107,200        Europolitan Holdings AB                              1,330,884
    38,200   @    NetCom AB 2,                                         2,819,524
   303,900        Nordic Baltic Holding AB                             2,291,310
   163,400        Skandia Forsakrings AB                               4,316,576
   176,000        Svenska Handelsbanken AB                             2,554,195
   326,700        Telefonaktiebolaget LM Ericsson AB ADR               6,534,000
   235,400   @    Telia AB                                             2,215,215
                                                                    ------------
                  Total Sweden                                        22,061,704
                                                                    ------------
                  SWITZERLAND: 0.76%
       800        Nestle SA                                            1,601,177
    23,400        UBS AG                                               3,428,309
                                                                    ------------
                  Total Switzerland                                    5,029,486
                                                                    ------------
                  UNITED KINGDOM: 8.29%
   133,800   @    ARM Holdings PLC ADR                                 4,398,675
    55,800        AstraZeneca PLC                                      2,605,540
   395,143        BAE Systems PLC                                      2,461,815
   422,600        BG Group PLC                                         2,723,998
   558,500        Billiton PLC                                         2,256,327
   444,600        British Airways PLC                                  2,558,034
   144,600        Cable & Wireless PLC                                 2,454,872
   949,400        Centrica PLC                                         3,146,016
    60,600   @    Colt Telecom Group PLC                               2,012,680
    51,000   @    Energis PLC                                          1,901,422
   670,200        Invensys PLC                                         2,512,382
   135,000        Logica PLC                                           3,231,528
   329,400        Marconi PLC                                          4,278,894
    58,600        Pearson PLC                                          1,839,854
    29,700        Reuters Group PLC ADR                                2,968,144
   618,171        Rolls-Royce PLC                                      2,209,775
   148,000        Royal Bank of Scotland Group PLC                     2,467,805
   292,600        Sainsbury (J) PLC                                    1,323,772
   481,600        Shell Transport & Trading Co.                        4,051,622
   815,731        Vodafone AirTouch PLC                                3,307,877
                                                                    ------------
                  Total United Kingdom                                54,711,032

                  UNITED STATES: 47.19%
    55,600   @    Aether Systems, Inc.                                11,398,000
   138,400        Aetna, Inc.                                          8,883,550
    64,300   @    Amdocs, Ltd.                                         4,935,025
   114,700   @    Amgen, Inc.                                          8,057,675
   128,000   @    Applied Materials, Inc.                             11,600,000
   436,780   @    AT&T - Liberty Media Group                          10,591,915
   105,900   @    Cablevision Systems Corp.                            7,187,962
    79,200   @    Ciena Corp.                                         13,201,650
   167,900   @    Cisco Systems, Inc.                                 10,672,144
   185,300        Citigroup, Inc.                                     11,164,325
    49,800        Corning, Inc.                                       13,439,775
   187,900   @    Dell Computer Corp.                                  9,265,819
   166,000        Enron Corp.                                         10,707,000
    50,200   @    Genentech, Inc                                       8,634,400
   106,800   @    Hughes Electronics Corp.                             9,371,700
   189,100   @    Infinity Broadcasting Corp.                          6,890,331
   102,400        Intel Corp.                                         13,689,600
   103,500   @    JDS Uniphase Corp.                                  12,407,062
   395,300        MGM Grand, Inc.                                     12,699,012
   178,400   @    Nextel Communications, Inc.                         10,915,850
   142,900   @    Oracle Corp.                                        12,012,531
   188,400   @    Qwest Communications Int'l                           9,361,125
   257,700        Santa Fe Int'l Corp.                                 9,461,075
    38,700        Schlumberger, Ltd.                                   2,887,987
   129,300   @    Sun Microsystems, Inc.                              11,758,219
   126,600        Texas Instruments, Inc.                              8,695,838
    53,875   @    VeriSign, Inc.                                       9,508,938
    82,200   @    Veritas Software Corp.                               9,289,884
   139,500   @    Viacom, Inc.                                         9,538,313
   206,500        Wal-Mart Stores, Inc.                               11,899,563
   287,000   @    Weatherford Int'l, Inc.                             11,426,188
                                                                    ------------
                  Total United States                                311,552,456
                                                                    ------------
                  Total Common Stocks (Cost $513,051,880)            637,410,172
                                                                    ------------

PREFERRED STOCKS: 0.26%
                  BRAZIL: 0.26%
   193,648        Banco Bradesco SA                                 $  1,685,761
                                                                    ------------
                  Total Brazil                                         1,685,761
                                                                    ------------
                  Total Preferred Stocks (Cost $1,558,209)             1,685,761
                                                                    ------------
                  Total Long-Term Investments (Cost $514,610,089)   $639,095,933
                                                                    ------------


Principal
Amount                                                                  Value
------                                                                  -----

SHORT-TERM INVESTMENTS: 4.13%
              Repurchase Agreements: 4.13%
$27,281,000   State Street Repurchase Agreement, 6.20% due
                07/03/00 (Collateralized by $22,220,000 U.S.
                Treasury Bonds, 8.125% Market Value
                $27,830,550, Due 08/15/21)                        $  27,281,000
                                                                  -------------
              Total Short-Term Investments
                (Cost $27,281,000)                                   27,281,000
                                                                  -------------
              Total Investments in Securities
                (Cost $541,891,089)*                 100.94%      $ 666,376,933
              Other Assets and Liabilities-Net        -0.94%         (6,197,663)
                                                     ------       ------------
              Net Assets                             100.00%      $ 660,179,270
                                                     ======       =============

----------
@    Non-income producing security
ADR  American Depository Receipt

* Cost for federal income tax purposes is $543,295,122. Net unrealized appreciation consists of:

              Gross Unrealized Appreciation                       $ 135,547,277
              Gross Unrealized Depreciation                         (12,465,466)
                                                                  -------------
              Net Unrealized Appreciation                         $ 123,081,811
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Worldwide
Growth
Fund
            PORTFOLIO OF INVESTMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

                                                 Percentage of
Industry                                           Net Assets
--------                                           ----------
Aerospace/Defense                                    1.06%
Airlines                                             1.12
Auto Manufacturers                                   0.26
Auto Parts & Equipment                               0.60
Banks                                                2.32
Biotechnology                                        2.77
Beverages                                            0.45
Building Materials                                   0.71
Cellular Telecommunications                          3.05
Chemicals                                            0.21
Commercial Services                                  0.52
Computers                                           10.01
Diversified Financial Services                       2.45
Electric                                             0.73
Electrical Components & Equipment                    1.67
Electronics                                          2.79
Energy-Alternate Sources                             0.29
Engineering & Construction                           0.37
Fiber Optics                                         5.91
Food                                                 0.95
Forest & Paper                                       0.24
Gas                                                  0.89
Holding Companies-Diversified                        0.67
Home Furnishing                                      0.93
Insurance                                            2.96
Internet                                             0.41
Lodging                                              2.22
Machinery-Diversified                                0.25
Media                                                7.68
Mining                                               0.34
Miscellaneous Manufacturing                          0.97
Oil & Gas Producers                                  4.46
Oil & Gas Services                                   2.17
Pharmaceuticals                                      2.41
Pipelines                                            1.62
Real Estate                                          0.30
Retail                                               1.80
Satellite Telecommunications                         1.42
Semiconductors                                       6.95
Software                                             2.48
Telecommunications Equipment                         7.48
Telecommunications Services                          4.27
Telephone-Integrated                                 2.73
Telephone-Local                                      0.22
Tobacco                                              0.64
Transportation                                       0.33
Wireless Equipment                                   1.73
Short-Term Investments                               4.13
Other Assets and Liabilities, Net                   -0.94
                                                   ------
NET ASSETS                                         100.00%
                                                   ======

The Worldwide Growth Fund had the following outstanding forward foreign currency exchange contracts as of June 30, 2000:

 Settlement      Currency to      Currency to      Unrealized Appreciation/
    Date           Receive          Deliver             (Depreciation)
    ----           -------          -------             --------------
   7/3/00          720,007         $686,527                $    864
                      (EUR)            (USD)
   7/3/00         $693,804          463,618                  (7,696)
                      (USD)            (GBP)
   7/5/00         $224,961          150,224                  (2,344)
                      (USD)            (GBP)
                                                           --------
                                                           $ (9,176)
                                                           ========

                 See Accompanying Notes to Financial Statements

Pilgrim
International
Core Growth
Fund
                  PORTFOLIO OF INVESTMENTS as of June 30, 2000
--------------------------------------------------------------------------------

                                                                        Market
Shares                                                                  Value
------                                                                  -----
COMMON STOCKS: 94.36%
                 AUSTRALIA: 0.53%
    8,600        News Corp., Ltd. ADR                                 $  468,700
                                                                      ----------
                 Total Australia                                         468,700
                                                                      ----------
                 BELGIUM: 0.95%
   15,500        Fortis (B)                                              451,038
    8,800   @    Lernout & Hauspie Speech Products                       387,750
                                                                      ----------
                 Total Belgium                                           838,788
                                                                      ----------
                 BRAZIL: 1.54%
   17,400        Petroleo Brasileiro SA ADR                              525,680
   16,868        Tele Norte Leste Participacoes ADR                      398,507
    4,400        Telecomunicacoes Brasileiras SA ADR                     427,350
                                                                      ----------
                 Total Brazil                                          1,351,537
                                                                      ----------
                 CANADA: 6.93%
   43,100        Abitibi-Consolidated, Inc.                              404,062
   31,200   @    Anderson Exploration, Ltd.                              567,081
    5,600   @    Ballard Power Systems, Inc.                             502,950
   12,100   @    Biovail Corp.                                           670,794
    5,100   @    C-Mac Industries, Inc.                                  241,216
    8,900        Magna Int'l, Inc.                                       418,240
   24,400        Nortel Networks Corp.                                 1,665,300
   19,500   @    Precision Drilling Corp.                                753,188
   11,200   @    QLT, Inc.                                               865,900
                                                                      ----------
                 Total Canada                                          6,088,731
                                                                      ----------
                 CHINA: 0.52%
2,180,000   @    PetroChina Co., Ltd.                                    453,031
                                                                      ----------
                 Total China                                             453,031
                                                                      ----------
                 DENMARK: 0.84%
   11,000        Tele Danmark AS                                         740,305
                                                                      ----------
                 Total Denmark                                           740,305
                                                                      ----------
                 FINLAND: 3.44%
    9,500        Helsingin Puhelin OYJ                                   930,546
   28,000        Nokia OYJ ADR                                         1,398,250
   15,200        Sonera OYJ                                              692,921
                                                                      ----------
                 Total Finland                                         3,021,717
                                                                      ----------
                 FRANCE: 12.26%
   13,000        Accor SA                                             $  532,808
   21,500        Alcatel SA                                            1,410,140
   16,900        Alstom                                                  456,766
   11,700        Aventis SA                                              853,946
    4,700        Axa                                                     740,370
      853   @    Bouygues SA                                             570,051
    4,600        Groupe Danone                                           610,435
   10,500        Lagardere S.C.A.                                        801,948
   27,400        Rhodia SA                                               460,394
   20,000        Societe Television Francaise 1                        1,393,862
   16,600        ST Microelectronics NV                                1,065,513
    7,074        Total Fina Elf SA                                     1,084,620
    8,900        Vivendi (EX-Generale des Eaux)                          785,532
                                                                      ----------
                 Total France                                         10,766,385
                                                                      ----------
                 GERMANY: 5.43%
   18,500        Deutsche Lufthansa AG                                   431,835
   18,400        Dresdner Bank AG                                        744,819
   10,400        EM.TV & Merchandising AG                                615,591
    6,600   @    Epcos AG                                                669,168
   11,200   @    Infineon Technologies AG                                913,152
    1,900   @    Intershop Communications AG                             868,872
    3,500        Siemens AG                                              523,939
                                                                      ----------
                 Total Germany                                         4,767,376
                                                                      ----------
                 HONG KONG: 0.93%
   30,800        Hutchison Whampoa                                       387,198
  218,000   @    Pacific Century CyberWorks, Ltd.                        430,659
                                                                      ----------
                 Total Hong Kong                                         817,857
                                                                      ----------
                 ISRAEL: 1.41%
   22,300        Teva Pharmaceutical ADR                               1,236,256
                                                                      ----------
                 Total Israel                                          1,236,256
                                                                      ----------
                 ITALY: 2.63%
   75,000        Alleanza Assicurazioni SPA                              998,855
   79,000        ENI SPA                                                 456,299
  619,600   @    Finmeccanica SPA                                        851,806
                                                                      ----------
                 Total Italy                                           2,306,960
                                                                      ----------
                 JAPAN: 18.20%
   29,000        Daikin Industries, Ltd.                                 673,719
    9,600        Fanuc, Ltd.                                             976,241
   32,000        Fujitsu, Ltd.                                         1,106,828
  135,000        Japan Airlines Co., Ltd.                                512,747
    1,900        Kyocera Corp.                                           322,143
  100,000        Mitsubishi Electric Corp.                             1,081,947
   48,000        Mitsui Fudosan Co., Ltd.                                520,239
   34,000        NEC Corp.                                             1,067,056
   71,000   @    Nippon Sheet Glass Co., Ltd.                            986,325
       66   @    Nippon Telegraph & Telephone Corp.                      877,056
   20,000        Nomura Securities Co., Ltd.                             489,138
       45   @    NTT Docomo, Inc.                                      1,217,191
   28,000        Pioneer Corp.                                         1,089,864
    5,000        Promise Co., Ltd.                                       394,892
    5,400        Softbank Corp.                                          732,859
    2,700        Sony Corp. ADR                                          254,644
    3,500        Sony Corp.                                              326,563
  101,000   @    Toshiba Corp.                                         1,139,409
   11,000        Toyoda Gosei Co, Ltd.                                   697,705
   10,000        Toyota Motor Corp.                                      455,209
    3,000   @    Trend Micro, Inc.                                       494,793
   23,000        Yamato Transport Co., Ltd.                              571,180
                                                                      ----------
                 Total Japan                                          15,987,748
                                                                      ----------
                 NETHERLANDS: 6.63%
   29,400   @    ASM Lithography Holding NV                            1,297,275
   12,800        Heineken NV                                             779,035
    9,500        Koninklijke Ahold NV                                    279,617
   31,300        Koninklijke Philips Electronics                       1,486,750
    2,400   @    Qiagen NV                                               423,887
   10,000        Randstad Holdings NV                                    369,946
   18,400        Royal KPN NV                                            822,990
    7,100        VNU NV                                                  366,710
                                                                      ----------
                 Total Netherlands                                     5,826,210
                                                                      ----------
                 RUSSIA: 0.35%
    6,000        Lukoil-Holding ADR                                      306,720
                                                                      ----------
                 Total Russia                                            306,720
                                                                      ----------

                 See Accompanying Notes to Financial Statements

Pilgrim
International
Core Growth
Fund
                 PORTFOLIO OF INVESTMENTS as of June 30, 2000
--------------------------------------------------------------------------------

                                                                        Market
Shares                                                                  Value
------                                                                  -----
                   SINGAPORE: 1.10%
     9,300    @    Flextronics Int'l, Ltd.                            $  638,794
    33,000         Singapore Airlines, Ltd.                              326,751
                                                                      ----------
                   Total Singapore                                       965,545
                                                                      ----------
                   SOUTH KOREA: 1.45%
    17,720         Korea Electric Power Corp.                            549,864
     2,200         Samsung Electronics                                   728,055
                                                                      ----------
                   Total South Korea                                   1,277,919
                                                                      ----------
                   SPAIN: 3.13%
    73,900         Altadis SA                                          1,135,187
    38,300         Endesa SA                                             741,904
    40,400         Telefonica SA                                         867,822
                                                                      ----------
                   Total Spain                                         2,744,913
                                                                      ----------
                   SWEDEN: 6.29%
    28,000         Europolitan Holdings AB                               347,619
     8,100    @    NetCom AB                                             597,857
    83,700         Nordic Baltic Holding AB                              631,071
    36,400         Skandia Forsakrings AB                                961,587
    47,700         Svenska Handelsbanken AB                              692,245
    85,800         Telefonaktiebolaget LM Ericsson AB ADR              1,716,000
    61,600    @    Telia AB                                              579,683
                                                                      ----------
                   Total Sweden                                        5,526,062
                                                                      ----------
                   SWITZERLAND: 1.52%
       200         Nestle SA                                             400,294
     6,400         UBS AG                                                937,657
                                                                      ----------
                   Total Switzerland                                   1,337,951
                                                                      ----------
                   UNITED KINGDOM: 15.92%
    90,500    @    ARM Holdings PLC                                   $  964,711
    14,800         AstraZeneca PLC                                       691,075
    87,698         BAE Systems PLC                                       546,377
    96,900         BG Group PLC                                          624,599
   113,300         Billiton PLC                                          457,729
   117,700         British Airways PLC                                   677,194
    37,900         Cable & Wireless PLC                                  643,428
   270,800         Centrica PLC                                          897,347
    15,300    @    Colt Telecom Group PLC                                508,152
    13,400   @#    Energis PLC                                           499,589
   189,200         Invensys PLC                                          709,255
    29,700         Logica PLC                                            710,936
    85,500         Marconi PLC                                         1,110,642
    16,100         Pearson PLC                                           505,489
     8,700         Reuters Group PLC ADR                                 869,456
   167,104         Rolls-Royce PLC                                       597,347
    40,400         Royal Bank of Scotland Group PLC                      673,644
    80,500         Sainsbury (J) PLC                                     364,196
   127,500         Shell Transport & Trading Co.                       1,072,637
   213,115         Vodafone AirTouch PLC                                 864,204
                                                                      ----------
                   Total United Kingdom                               13,988,007
                                                                      ----------
                   UNITED STATES: 2.36%
    11,800    @    Amdocs, Ltd.                                          905,650
    14,100         Santa Fe Int'l Corp.                                  492,619
     9,000         Schlumberger, Ltd.                                    671,625
                                                                      ----------
                   Total United States                                 2,069,894
                                                                      ----------
                   Total Common Stocks (Cost $70,576,905)             82,888,612
                                                                      ----------

PREFERRED STOCKS: 0.50%
                   BRAZIL: 0.50%
50,903,100         Banco Bradesco SA                                     440,305
                                                                      ----------
                   Total Brazil                                          440,305
                                                                      ----------
                   Total Preferred Stocks (Cost $411,032)                440,305
                                                                      ----------
                   Total Long-Term Investments (Cost $70,987,937)     83,328,917
                                                                      ----------

Principal
Amount                                                                  Value
------                                                                  -----

SHORT-TERM INVESTMENTS: 4.60%
              Repurchase Agreement: 4.60%
$4,042,000    State Street Repurchase Agreement, 6.20% due
                07/03/00 (Collateralized by $3,625,000 U.S.
                Treasury Bonds, 7.500% Due 11/15/16, Market
                Value $4,127,969)                                    $ 4,042,000
                                                                     -----------
              Total Short-Term Investments (Cost $4,042,000)           4,042,000
                                                                     -----------
              Total Investments in Securities
               (Cost $75,029,937)*                       99.46%      $87,370,917
              Other Assets and
              Liabilities-Net                             0.54%          475,861
                                                        ------       -----------
              Net Assets                                100.00%      $87,846,778
                                                        ======       ===========

----------
@    Non-income producing security
ADR  American Depository Receipt
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

* Cost for federal income tax purposes is $75,442,633. Net unrealized appreciation consists of:

              Gross Unrealized Appreciation                         $15,006,650
              Gross Unrealized Depreciation                          (3,078,366)
                                                                    -----------
              Net Unrealized Appreciation                           $11,928,284
                                                                    ===========

                 See Accompanying Notes to Financial Statements

Pilgrim
International
Core Growth
Fund
                  PORTFOLIO OF INVESTMENTS as of June 30, 2000
--------------------------------------------------------------------------------

                                                Percentage of
Industry                                          Net Assets
--------                                          ----------
Aerospace/Defense                                    2.27%
Airlines                                             2.22
Auto Manufacturers                                   0.52
Auto Parts & Equipment                               1.27
Banks                                                4.69
Beverages                                            0.89
Biotechnology                                        0.48
Building Materials                                   1.77
Chemicals                                            0.53
Commercial Services                                  1.32
Computers                                            3.55
Diversified Financial Services                       1.52
Electric                                             1.47
Electrical Components & Equipment                    3.36
Electronics                                          6.59
Energy-Alternate Sources                             0.57
Engineering & Construction                           0.77
Food                                                 1.88
Forest Products & Paper                              0.46
Gas                                                  1.73
Holding Companies-Diversified                        1.35
Home Furnishings                                     1.90
Insurance                                            3.07
Internet                                             0.83
Lodging                                              0.61
Machinery                                            0.52
Media                                                4.80
Mining                                               0.52
Miscellaneous Manufacturing                          1.41
Oil & Gas Producers                                  6.50
Oil & Gas Services                                   0.77
Pharmaceuticals                                      4.92
Real Estate                                          0.59
Semiconductors                                       3.35
Software                                             2.04
Telecommunications                                  21.88
Tobacco                                              1.29
Transportation                                       0.65
Short-Term Investments                               4.60
Other Assets and Liabilities, Net                    0.54
                                                   ------
NET ASSETS                                         100.00%
                                                   ======

The International Core Growth Fund had the following outstanding forward foreign currency exchange contracts as of June 30, 2000:

 Settlement      Currency to      Currency to      Unrealized Appreciation/
    Date           Receive          Deliver             (Depreciation)
    ----           -------          -------             --------------
   7/3/00          439,143         $418,503                 $   747
                      (EUR)            (USD)
   7/3/00         $190,042         126,991                   (2,108)
                      (USD)            (GBP)
   7/5/00         $ 62,320          41,616                     (649)
                      (USD)            (GBP)
                                                            $(2,010)
                                                            =======

                 See Accompanying Notes to Financial Statements

Pilgrim
International
SmallCap Growth
Fund
                  PORTFOLIO OF INVESTMENTS as of June 30, 2000
--------------------------------------------------------------------------------

                                                                       Market
Shares                                                                 Value
------                                                                 -----
COMMON STOCKS: 88.02%
                  AUSTRALIA: 0.12%
   277,500   @    Protel Int'l, Ltd.                                 $   829,794
                                                                     -----------
                  Total Australia                                        829,794
                                                                     -----------
                  AUSTRIA: 0.48%
    45,400   @    Austria Technologie & Systemtec                      3,424,127
                                                                     -----------
                  Total Austria                                        3,424,127
                                                                     -----------
                  CANADA: 7.51%
   409,200   @    Anderson Exploration, Ltd.                           7,437,486
    82,100   @    Canadian Hunter Exploration, Ltd                     1,744,625
    75,400   @    Certicom Corp.                                       2,567,675
    50,886   @    Certicom Corp.                                       3,484,896
   162,600   @    C-Mac Industries, Inc.                               7,690,540
   211,800   @    Cognos, Inc.                                         8,763,225
   563,700        Petro-Canada, Ltd.                                  10,531,287
    89,200   @    QLT, Inc.                                            6,896,275
    95,100   @    RIO Alto Exploration, Ltd.                           1,741,358
    69,100   @    Visible Genetics, Inc.                               3,118,138
                                                                     -----------
                  Total Canada                                        53,975,505
                                                                     -----------
                  DENMARK: 1.95%
    63,800   @    ISS A/S                                              4,857,019
   249,600        Vestas Wind Systems AS                               9,165,551
                                                                     -----------
                  Total Denmark                                       14,022,570
                                                                     -----------
                  FINLAND: 1.00%
   226,000        Perlos OYJ                                           7,141,729
                                                                     -----------
                  Total Finland                                        7,141,729
                                                                     -----------
                  FRANCE: 7.92%
   326,200   @    Air France                                           5,636,759
    23,500        Altran Technologies SA                               4,601,511
     8,426   @    Bouygues SA                                          5,631,012
    53,000   @    Business Objects SA ADR                              4,670,625
    37,600        Coflexip Stena Offshore                              4,558,883
    17,600   @    Devoteam SA                                          1,779,408
    45,600        Galeries Lafayette                                   9,251,043
    24,500        Hermes Int'l                                         3,309,706
    91,493   @    Integra SA                                             814,087
   133,000        M6-Metropole Television                              8,075,616
   175,100        Rhodia SA                                            2,942,156
    50,900   @    Wavecom SA ADR                                       5,599,000
                                                                     -----------
                  Total France                                        56,869,806
                                                                     -----------
                  GERMANY: 12.62%
    12,700   @    ADVA AG Optical Networking                         $ 7,165,692
    96,600        Aixtron                                             13,086,588
    39,000        CE Consumer Electronic AG                            5,249,895
    56,700        DePfa Deutsche Pfandbriefbank A                      5,765,004
   113,000        EM.TV & Merchandising AG                             6,688,628
   744,000        FAG Kugelfischer Georg Schaefer AG                   5,483,491
    10,700   @    Intershop Communications AG                          4,893,124
    25,900   @    Intertainment AG                                     1,743,234
   176,480        Kamps AG                                             5,610,566
   374,000   @    Senator Entertainment AG                             7,480,361
    82,700        SGL Carbon                                           5,487,281
   160,200        Singulus Technologies                                9,757,760
    35,000        Software AG                                          3,191,085
    81,800   @    Suess Microtec                                       3,061,303
    59,100   @    Telegate AG                                          5,980,814
                                                                     -----------
                  Total Germany                                       90,644,826
                                                                     -----------
                  HONG KONG: 0.64%
 3,044,000        Giordano Int'l, Ltd.                                 4,627,208
                                                                     -----------
                  Total Hong Kong                                      4,627,208
                                                                     -----------
                  INDONESIA: 0.00%
       500        PT Jaya Real Property                                       43
                                                                     -----------
                  Total Indonesia                                             43
                                                                     -----------
                  IRELAND: 0.43%
 1,086,500   @    Parthus Technologies                                 3,066,029
                                                                     -----------
                  Total Ireland                                        3,066,029
                                                                     -----------
                  ISRAEL: 1.73%
    87,400   @    Batm Advanced Communications, Ltd.                   7,627,227
    62,400   @    Nice Systems, Ltd. ADR                               4,816,500
                                                                     -----------
                  Total Israel                                        12,443,727
                                                                     -----------
                  ITALY: 3.03%
   371,400        ACEA SPA                                             5,917,867
   515,500        Class Editori SPA                                    7,549,548
 1,400,900        Saipem SPA                                           8,292,123
                                                                     -----------
                  Total Italy                                         21,759,538
                                                                     -----------
                  JAPAN: 20.64%
 1,211,000   @    All Nippon Airways Co., Ltd.                       $ 3,401,140
   391,000        Alps Electric Co., Ltd.                              7,259,507
   444,000        Asahi Breweries, Ltd.                                5,310,174
   804,000        Citizen Watch Co., Ltd.                              7,759,258
   171,000        Credit Saison Co., Ltd.                              3,964,563
   355,000        Daiichi Pharmaceutical Co., Ltd.                     9,000,047
   948,000        Fujikura, Ltd.                                       6,298,855
   337,000        Fukuyama Transporting Co., Ltd.                      2,112,106
    53,000        Hirose Electric Co., Ltd.                            8,246,831
   707,000        Hitachi Cable, Ltd.                                  7,815,947
 1,322,000        Komatsu, Ltd.                                        9,294,680
 1,384,000        Kubota Corp.                                         5,021,818
   151,400        Meitec Corp.                                         5,992,932
 1,040,000        Mitsukoshi, Ltd.                                     4,606,758
   775,000        NGK Insulators, Ltd.                                 9,597,569
   333,000        Nippon Electric Glass Co., Ltd.                      7,689,082
   132,000        Nitto Denko Corp.                                    5,088,168
 1,006,000        OKI Electric Industry Co., Ltd.                      7,821,969
    83,000        Ono Pharmaceutical Co., Ltd.                         3,559,210
   574,000        Sapporo Breweries, Ltd.                              2,342,416
 1,599,000        Sumitomo Osaka Cement Co., Ltd.                      9,463,946
   373,000        The Bank of Fukuoka, Ltd.                            2,538,109
   718,000        The Bank of Yokohama, Ltd.                           3,214,269
   808,000        The Toyo Trust & Banking Co., Ltd.                   2,726,205
   172,000        Ushio, Inc.                                          4,733,425
   284,000        Yaskawa Electric Corp.                               3,391,245
                                                                     -----------
                  Total Japan                                        148,250,229
                                                                     -----------
                  MEXICO: 0.20%
   370,922   @    Corp Interamericana de Entretenmiento SA             1,450,386
                                                                     -----------
                  Total Mexico                                         1,450,386
                                                                     -----------
                  NETHERLANDS: 3.04%
   233,200   @    ASM Int'l NV                                         6,179,800
   207,100   @    BE Semiconductor Industries NV                       3,232,695
    42,600   @    Meta4 NV                                               351,797
   216,300        Unique Int'l NV                                      5,183,191
   164,600   @    VersaTel Telecom Int'l NV                            6,914,319
                                                                     -----------
                  Total Netherlands                                   21,861,802
                                                                     -----------

                 See Accompanying Notes to Financial Statements

Pilgrim
International
SmallCap Growth
Fund
            PORTFOLIO OF INVESTMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

                                                                        Market
Shares                                                                  Value
------                                                                  -----
                   NORWAY: 2.89%
   453,400    @    Frontline, Ltd.                                   $ 5,548,278
   196,400    @    Petroleum Geo-Services ASA                          3,353,254
   320,400         Schibsted ASA                                       5,937,137
   224,300         Tomra Systems ASA                                   5,947,002
                                                                     -----------
                   Total Norway                                       20,785,671
                                                                     -----------
                   SINGAPORE: 0.59%
   480,376         Datacraft Asia, Ltd.                                4,227,309
                                                                     -----------
                   Total Singapore                                     4,227,309
                                                                     -----------
                   SOUTH KOREA: 0.65%
   366,520         Hyundai Motor Co.                                   4,700,555
                                                                     -----------
                   Total South Korea                                   4,700,555
                                                                     -----------
                   SPAIN: 0.57%
   108,100         Acciona SA                                          4,117,802
                                                                     -----------
                   Total Spain                                         4,117,802
                                                                     -----------
                   SWEDEN: 3.06%
   817,500         Enea Data AB                                        5,561,224
   173,200    @    Modern Times Group AB                               8,247,619
   187,200         Nobel Biocare AB                                    4,138,776
    72,100    @    Ortivus AB                                            241,151
    72,400   @#    Pyrosequencing AB                                     837,279
   402,000    @    Telelogic AB                                        2,962,585
                                                                     -----------
                   Total Sweden                                       21,988,634
                                                                     -----------
                   SWITZERLAND: 6.21%
     1,000         Ascom Holding AG                                    3,218,292
    18,000         Gretag Imaging Group                                3,464,721
       569    @    Kudelski SA                                         7,157,408
     5,180         Logitech Int'l SA                                   3,686,618
     8,800         SEZ Holding AG                                      8,053,945
     3,900         Straumann Holding AG                                5,857,292
     3,120         Synthes-Stratec, Inc.                               1,422,963
     6,100         Tecan Group AG                                      5,837,124
    21,700         Unaxis Holding AG                                   5,892,908
                                                                     -----------
                   Total Switzerland                                  44,591,271
                                                                     -----------
                   TAIWAN: 0.52%
   147,271         Macronix Int'l ADR                                  3,764,620
                                                                     -----------
                   Total Taiwan                                        3,764,620
                                                                     -----------
                  UNITED KINGDOM: 11.53%
    63,500    @    ARM Holdings PLC ADR                              $ 2,087,562
   302,500    @    ARM Holdings PLC                                    3,224,586
    40,700    @    Autonomy Corporation PLC                            4,924,700
   455,000    @    Baltimore Technologies PLC                          3,476,725
   923,800         Barratt Developments PLC                            3,655,252
   122,500    @    Capital Radio PLC                                   2,859,097
   594,700    @    Celltech Group PLC                                 11,490,964
 1,641,100         Cookson Group PLC                                   5,475,342
   189,400         Dialog Semiconductor, Ltd.                          9,945,110
   630,500    @    Eidos PLC                                           4,579,246
    24,600    @    Future Network PLC (The)                              292,195
   444,200         Hanson PLC                                          3,162,320
   305,900         Matalan PLC                                         2,383,715
   530,600         Pace Micro Technology PLC                           7,667,226
   415,500    @    Psion PLC                                           4,001,631
 1,015,500         Safeway PLC                                         3,948,941
   278,000         Smiths Industries PLC                               3,598,591
   922,600         Spirent PLC                                         6,037,640
                                                                     -----------
                   Total United Kingdom                               82,810,843
                                                                     -----------
                   UNITED STATES: 0.69%
   110,900    @    OpenTV Corp.                                        4,976,638
                                                                     -----------
                   Total United States                                 4,976,638
                                                                     -----------

                   Total Common Stocks (Cost $533,160,361)           632,330,662
                                                                     -----------

PREFERRED STOCKS: 1.79%
                   GERMANY: 1.79%
    26,000         Marschollek Lautenschlaeger                        12,895,133
                                                                     -----------
                   Total Preferred Stocks (Cost $10,731,362)          12,895,133
                                                                     -----------
RIGHTS: 0.00%
                   GERMANY: 0.00%
    25,900    @    Intertainment AG                                        1,484
                                                                     -----------
                   Total Rights (Cost $0)                                  1,484
                                                                     -----------
                   Total Long-Term Investments (Cost $543,891,723)   645,227,279
                                                                     -----------

Principal
Amount                                                                Value
------                                                                -----

SHORT-TERM INVESTMENTS: 9.32%
               Repurchase Agreements: 9.32%
$66,960,000    State Street Repurchase Agreement, 6.200% due
                 07/03/00 (Collateralized by $53,100,000 U.S.
                 Treasury Bonds, 8.500% Due 02/15/20, Market
                 Value $68,299,875)                               $  66,960,000
                                                                  -------------
               Total Short-Term Investments (Cost $66,960,000)       66,960,000
                                                                  -------------
               Total Investments in Securities
               (Cost $610,851,723)*                     99.13%    $ 712,187,279
               Other Assets and Liabilities-Net          0.87%        6,231,781
                                                       ------     -------------
               Net Assets                              100.00%    $ 718,419,060
                                                       ======     =============

----------
@    Non-income producing security
ADR  American Depository Receipt
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

* Cost for federal income tax purposes is $611,757,668. Net unrealized appreciation consists of:

               Gross Unrealized Appreciation                      $ 133,278,996
               Gross Unrealized Depreciation                        (32,849,385)
                                                                  -------------
               Net Unrealized Appreciation                        $ 100,429,611
                                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim
International
SmallCap Growth
Fund
           PORTFOLIO OF INVESTMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

                                             Percentage of
Industry                                       Net Assets
--------                                       ----------
Airlines                                          1.26%
Apparel                                           0.46
Auto Manufacturers                                0.66
Banks                                             1.98
Beverages                                         1.06
Biotechnology                                     0.43
Building Materials                                1.76
Chemicals                                         1.17
Commercial Services                               1.65
Computers                                         5.18
Diversified Financial Services                    2.35
Electrical Components & Equipment                 4.97
Electrics                                         0.82
Electronics                                       9.25
Engineering & Construction                        2.51
Entertainment                                     0.20
Environmental Control                             0.83
Food                                              1.33
Healthcare Products                               2.55
Machinery-Constitution & Mining                   1.29
Machinery-Diversified                             2.48
Media                                             6.80
Miscellaneous Manufacturing                       2.51
Oil & Gas Producers                               2.99
Oil & Gas Services                                2.26
Pharmaceuticals                                   4.31
Retail                                            3.98
Semiconductors                                    8.75
Software                                          5.59
Telecommunications                                7.36
Transportation                                    1.07
Short-Term Investments                            9.32
Other Assets and Liabilities, Net                 0.87
                                                ------
NET ASSETS                                      100.00%
                                                ======

The International SmallCap Growth Fund had the following outstanding forward foreign currency exchange contracts as of June 30, 2000:

 Settlement      Currency to      Currency to      Unrealized Appreciation/
    Date           Receive          Deliver             (Depreciation)
    ----           -------          -------             --------------

   7/3/00       $  189,824           199,185              $    (339)
                      (USD)             (EUR)
  7/31/00       $  515,855           545,994                 (5,405)
                      (USD)             (EUR)
  7/31/00       $  491,185           519,882                 (5,147)
                      (USD)             (EUR)
   7/3/00       $  526,613           347,512                   (209)
                      (USD)             (GBP)
   7/3/00          162,609       $   245,946                     98
                      (GBP)             (USD)
   7/5/00          279,690       $   418,835                 (4,363)
                      (GBP)             (USD)
   7/5/00        1,626,504       $ 2,462,202                  1,139
                      (GBP)             (USD)
   7/3/00       $  154,377        16,309,924                    662
                      (USD)             (JPY)
   7/5/00       $  165,903         1,745,298                  1,415
                      (USD)             (JPY)
                                                          $ (12,149)
                                                          =========

                 See Accompanying Notes to Financial Statements

Pilgrim
Emerging
Countries
Fund
                  PORTFOLIO OF INVESTMENTS as of June 30, 2000
--------------------------------------------------------------------------------

                                                                        Market
Shares                                                                  Value
------                                                                  -----
COMMON STOCKS: 93.97%
                    BRAZIL: 6.77%
    41,300          Companhia Brasileira de Distribuicao
                     Grupo Pao de Acucar ADR                          $1,326,762
   199,600          Embratel Participacoes SA ADR                      4,715,550
    43,600          Globo Cabo SA ADR                                    604,950
    29,200          Tele Celular Sul Participacoes ADR                 1,321,300
   113,610          Tele Norte Leste Participacoes ADR                 2,684,028
    26,600          Telecomunicacoes Brasileiras SA ADR                2,583,525
    47,500          Telesp Celular Participacoes SA ADR                2,131,563
    65,100          Unibanco - Uniao de Bancos Brasilieros GDR         1,871,625
                                                                      ----------
                    Total Brazil                                      17,239,303
                                                                      ----------
                    CHINA: 1.87%
17,377,000    @     PetroChina Co., Ltd.                               3,611,153
 5,801,000          Yizheng Chemical Fibre Co.                         1,153,428
                                                                      ----------
                    Total China                                        4,764,581
                                                                      ----------
                    CZECH REPUBLIC: 1.40%
   115,800    @     Cesky Telecom AS GDR                               1,945,440
    36,480   @ #    Ceske Radiokomunikace GDR                          1,623,360
                                                                      ----------
                    Total Czech Republic                               3,568,800
                                                                      ----------
                    EGYPT: 0.73%
    45,500    #     Al-Ahram Beverages Co. GDR                           786,272
    33,200    @     Mobinil-Eqyptian Mobile Services                   1,080,464
                                                                      ----------
                    Total Egypt                                        1,866,736
                                                                      ----------
                    HONG KONG: 5.20%
 1,043,400    @     China Mobile (Hong Kong), Ltd.                     9,201,943
    73,000    @     China Unicom ADR                                   1,551,250
 1,036,000          Giordano Int'l, Ltd.                               1,574,832
   936,000          Legend Holdings, Ltd.                                906,523
                                                                      ----------
                    Total Hong Kong                                   13,234,548
                                                                      ----------
                    HUNGARY: 1.11%
    23,300          EGIS Rt.                                             974,842
    53,900          Matav Rt. ADR                                      1,856,181
                                                                      ----------
                    Total Hungary                                      2,831,023
                                                                      ----------
                    INDIA: 6.69%
    40,400          Himachal Futuristic Communications, Ltd.           1,284,747
    34,180    @     Infosys Technologies, Ltd.                         6,368,159
    54,900          NIIT, Ltd.                                         2,717,765
   485,000    @     Reliance Industries, Ltd.                          3,702,945
    44,300          Satyam Computer Services, Ltd.                     2,958,922
                                                                      ----------
                    Total India                                       17,032,538
                                                                      ----------
                    ISRAEL: 6.28%
   671,900          Bank Hapoalim, Ltd.                                1,948,395
    24,100    @     Check Point Software Technologies, Ltd.            5,103,175
    16,300    @     Gilat Satellite Networks, Ltd.                     1,130,812
    25,200    @     M-Systems Flash Disk Pioneers, Ltd.                1,962,450
    31,300    @     Orckit Communications, Ltd.                          942,913
    88,400          Teva Pharmaceutical ADR                            4,900,675
                                                                      ----------
                    Total Israel                                      15,988,420
                                                                      ----------
                    MALAYSIA: 3.87%
   502,000          AMMB Holdings Berhad                               1,677,737
   612,000          Malayan Banking Berhad                             2,480,211
 1,743,000          Tenaga Nasional Berhad                             5,687,684
                                                                      ----------
                    Total Malaysia                                     9,845,632
                                                                      ----------
                    MEXICO: 15.70%
   128,700          Coca-Cola Femsa SA ADR                             2,429,213
 1,494,430    @     Corp. Interamericana de Entretenmiento SA          5,843,546
    28,100          Fomento Economico Mexicano SA ADR de CV            1,210,056
 1,178,000    @     Grupo Financiero Banamex Accival SA de CV          4,953,199
   127,200          Grupo Radio Centro SA ADR de CV                    1,446,900
    44,700          Grupo Televisa SA GDR                              3,081,506
   234,931          Telefonos de Mexico SA ADR                        13,420,433
   325,000          TV Azteca SA de CV ADR                             4,285,938
   526,000          TV Azteca SA de CV                                   430,587
 1,212,000    @     Wal-Mart De Mexico SA de CV                        2,843,510
                                                                      ----------
                    Total Mexico                                      39,944,888
                                                                      ----------
                    POLAND: 0.96%
    21,200          Prokom Software SA                                 1,110,050
    25,500          Softbank SA GDR                                    1,323,353
                                                                      ----------
                    Total Poland                                       2,433,403
                                                                      ----------
                    RUSSIA: 2.56%
    26,000    @     Golden Telecom, Inc.                                 773,500
    68,700          Lukoil-Holding ADR                                 3,511,944
   157,800          Surgutneftegaz ADR                                 2,102,685
     6,000    @     Vimpelcom ADR                                        132,750
                                                                      ----------
                    Total Russia                                       6,520,879
                                                                      ----------
                    SINGAPORE: 4.43%
    37,600    @     Chartered Semiconductor Manufacturing, Ltd. ADR    3,384,000
   897,624          Datacraft Asia, Ltd.                               7,899,091
                                                                      ----------
                    Total Singapore                                   11,283,091
                                                                      ----------
                    SOUTH AFRICA: 2.78%
   376,565          Dimension Data Holdings, Ltd.                      3,113,530
    75,500          Impala Platinum Holdings, Ltd.                     2,806,352
   240,300          M-Cell, Ltd.                                       1,163,427
                                                                      ----------
                    Total South Africa                                 7,083,309
                                                                      ----------
                    SOUTH KOREA: 16.51%
   249,720          Korea Electric Power Corp.                         7,748,985
    58,780          Korea Telecom Corp.                                5,176,741
    23,610    @     Korea Telecom Freetel                              1,573,259
   123,000          Pohang Iron & Steel Co. ADR                        2,952,000
    52,981          Samsung Electronics                               17,533,229
    21,450          SK Telecom Co., Ltd.                               7,021,591
                                                                      ----------
                    Total South Korea                                 42,005,805
                                                                      ----------
                    TAIWAN: 11.55%
   435,600          Hon Hai Precision Industry                         3,941,312
       764          Macronix Int'l ADR                                    19,517
   896,090    @     Macronix Int'l                                     2,245,693
   672,600    @     Systex Corp.                                       2,364,225
 2,138,120          Taiwan Semiconductor Manufacturing Co.            10,159,985
 3,313,600          United Microelectronics Corp., Ltd.                9,220,922
    70,000    @     Via Technologies, Inc.                             1,082,181
    11,946   @ #    Winbond Electronics Corp. GDR                        345,204
                                                                      ----------
                    Total Taiwan                                      29,379,039
                                                                      ----------

                 See Accompanying Notes to Financial Statements

Pilgrim
Emerging
Countries
Fund
            PORTFOLIO OF INVESTMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

                                                                       Market
Shares                                                                 Value
------                                                                 -----
                  TURKEY: 4.01%
 2,737,200        Arcelik AS                                         $ 1,345,625
12,776,820   @    Dogan Yayin Holding AS                               2,162,369
13,022,170        Hurriyet Gazetecilik ve Matbaaccilik AS              1,259,367
 7,472,500        Tofas Turk Otomobil Fabrikasi AS                     1,294,768
22,872,269        Turkiye Garanti Bankasi AS                           2,764,956
   455,400   @    Vestel Elektronik Sanayi ve Ticaret AS               1,376,297
                                                                     -----------
                  Total Turkey                                        10,203,382
                                                                     -----------
                  UNITED STATES: 1.55%
    17,100   @    Amdocs, Ltd.                                         1,312,425
                                                                     -----------
   171,600   @    Tricom SA ADR                                        2,627,625
                  Total United States                                  3,940,050
                                                                     -----------
                  Total Common Stocks (Cost $203,519,435)            239,165,427
                                                                     -----------

PREFERRED STOCKS: 4.95%
                  BRAZIL: 4.95%
   250,663        Banco Bradesco SA                                    2,182,097
    50,700        Companhia Vale do Rio Doce                           1,430,901
    62,599        Electropaulo Metropolitana                           4,408,125
   151,074        Petroleo Brasileiro SA                               4,565,308
                                                                     -----------
                  Total Brazil                                        12,586,431
                                                                     -----------
                  Total Preferred Stocks (Cost $8,295,911)            12,586,431
                                                                     -----------
                  Total Long-Term Investments (Cost $211,815,346)    251,751,858
                                                                     -----------

Principal
Amount                                                                  Value
------                                                                  -----


SHORT-TERM INVESTMENTS: 0.48%
              Repurchase Agreements: 0.48%
$1,218,000    State Street Repurchase Agreement,
              6.20% due 07/03/00 (Collateralized
              by $1,120,000 U.S. Treasury Bonds,
              8.50% Due 05/15/16, Market Value
              $1,247,400)                                           $  1,218,000
                                                                    ------------
              Total Short-Term Investments
              (Cost $1,218,000)                                        1,218,000
                                                                    ------------
              Total Investments in Securities
              (Cost $ 213,033,346)*                    99.40%       $252,969,858
              Other Assets and Liabilities-Net          0.60%          1,524,101
                                                      ------        ------------
              Net Assets                              100.00%       $254,493,959
                                                      ======        ============

----------
@    Non-income producing security
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
ADR  American Depository Receipt
GDR  Global Depository Receipt

* Cost for federal income tax purposes is $214,075,987. Net unrealized appreciation consists of:

              Gross Unrealized Appreciation                        $ 48,878,486
              Gross Unrealized Depreciation                          (9,984,615)
                                                                   ------------
              Net Unrealized Appreciation                          $ 38,893,871
                                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim
Emerging
Countries
Fund
            PORTFOLIO OF INVESTMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

                                             Percentage of
Industry                                       Net Assets
--------                                       ----------
Appliances                                        0.53%
Auto Manufacturers                                0.51
Banks                                             5.08
Beverages                                         1.26
Cellular Telecom                                  5.91
Chemicals                                         1.91
Computers                                         5.28
Diversified Financial Service                     1.95
Electric                                          7.01
Electrical Components & Equipment                 6.89
Electronics                                       1.55
Entertainment                                     2.30
Food                                              0.52
Holding Companies-Diversified                     0.47
Home Furnishings                                  0.54
Iron/Steel                                        1.16
Media                                             5.21
Mining                                            1.66
Oil & Gas Producers                               5.42
Pharmaceuticals                                   2.31
Retail                                            1.74
Semiconductors                                   10.40
Software                                          5.69
Telecommunication Equipment                       3.98
Telecommunication Services                        8.64
Telecommunications                                0.44
Telephone-Integrated                              7.66
Telephone-Local                                   1.05
Telephone-Long Distance                           1.85
Short-Term Investments                            0.48
Other Assets and Liabilities, Net                 0.60
                                                ------
NET ASSETS                                      100.00%
                                                ======

The Emerging Countries Fund had the following outstanding forward foreign currency exchange contracts as of June 30, 2000:

 Settlement      Currency to      Currency to      Unrealized Appreciation/
    Date           Receive          Deliver             (Depreciation)
    ----           -------          -------             --------------
   7/3/00        $1,298,806       10,125,230               $ (50)
                       (USD)            (HKD)

Pilgrim
Government
Securities Income
Fund
                  PORTFOLIO OF INVESTMENTS as of June 30, 2000
--------------------------------------------------------------------------------

Principal                                                              Market
Amount                        Rate               Maturity              Value
------                        ----               --------              -----

U.S. GOVERNMENT SECURITIES: 94.55%
                   Federal Home Loan Mortgage Corporation: 37.52%
$ 19,983,920       FHLMC      6.500%             2016-2019           $19,184,255
    5,824,121      FHLMC      7.000%             2014-2029             5,687,559
    3,000,000      FHLMC      7.375%             2003                  3,028,710
   10,354,045      FHLMC      7.500%             2014-2030            10,281,068
    3,443,717      FHLMC      8.000%             2030                  3,463,071
      133,372      FHLMC      8.500%             2017                    135,539
      164,797      FHLMC      9.000%             2006-2021               168,625
      502,705      FHLMC      9.500%             2005-2014               520,915
       59,686      FHLMC      9.905%             2020                     62,677
                                                                     -----------
                                                                      42,532,419
                                                                     -----------

                   Federal National Mortgage Association: 34.98%
$  3,595,896       FNMA       6.000%             2014                  3,397,007
    3,952,656      FNMA       6.160%             2006                  3,748,229
    3,698,976      FNMA       6.350%             2004                  3,600,144
   17,253,256      FNMA       6.500%             2014-2028            16,395,822
    2,087,149      FNMA       7.500%             2028                  2,059,118
      236,339      FNMA       8.000%             2023                    239,244
    5,023,507      FNMA       8.500%             2009-2021             5,096,030
    2,997,329      FNMA       9.000%             2007-2017             3,041,829
      280,301      FNMA       9.250%             2009-2016               290,369
       94,025      FNMA       9.750%             2008                     97,193
      575,158      FNMA      10.000%             2017-2020               605,788
      271,728      FNMA      11.000%             2017                    282,979
      398,536      FNMA      11.500%             2019                    435,899
       35,015      FNMA      12.000%             2007                     36,541
       69,535      FNMA      12.500%             2017                     74,218
      236,781      FNMA      13.500%             2017                    260,914
                                                                     -----------
                                                                      39,661,324
                                                                     -----------

                   Government National Mortgage Association: 20.31%
   10,925,175      GNMA       6.500%             2026-2029           $10,343,989
    3,823,531      GNMA       7.000%             2016-2026             3,731,252
    7,275,843      GNMA       7.500%             2023-2028             7,229,249
      658,520      GNMA       8.000%             2023-2024               667,004
      599,988      GNMA       9.000%             2013-2022               626,025
      347,097      GNMA       9.250%             2016-2021               360,991
       56,495      GNMA      13.000%             2014                     63,588
                                                                     -----------
                                                                      23,022,098
                                                                     -----------
                   Total U.S. Government Securities
                     (Cost $106,969,038)                             105,215,841
                                                                     -----------

 COLLATERALIZED MORTGAGE OBLIGATIONS:
                   Mortgage -- Commercial: 1.74%
    1,985,494      Small Business Investment Cos., 8.017%,
                    due 02/10/10                                     $ 1,970,913
                                                                     -----------
                   Total CMO's (Cost $1,985,494)                       1,970,913
                                                                     -----------
                   Total Long-Term Investments (Cost $108,954,532)   107,186,754
                                                                     -----------

Principal
Amount                                                                  Value
------                                                                  -----

SHORT-TERM INVESTMENTS: 4.11%
              Repurchase Agreement: 4.11%
$4,658,000    State Street Bank & Trust 6.200% due 07/03/00
                (Collateralized by $4,695,000 U.S. Treasury
                Notes, 5.500% Due 07/31/01 Market Value
                $4,753,688)                                         $  4,658,000
                                                                    ------------
              Total Short-Term Investments (Cost $4,658,000)           4,658,000
                                                                    ------------
              Total Investments in Securities
                (Cost $ 113,612,532)*                   98.66%      $111,844,754
              Other Assets and Liabilities-Net           1.34%        1,520,378
                                                       ------       ------------
              Net Assets                               100.00%      $113,365,132
                                                       ======       ============

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

              Gross Unrealized Appreciation                         $   204,097
              Gross Unrealized Depreciation                          (1,971,875)
                                                                    -----------
              Net Unrealized Depreciation                           $(1,767,778)
                                                                    ===========

                 See Accompanying Notes to Financial Statements

Pilgrim
Strategic
Income
Fund
                  PORTFOLIO OF INVESTMENTS as of June 30, 2000
--------------------------------------------------------------------------------

                                                                       Market
Principal                                                              Value
---------                                                              -----
CORPORATE BONDS: 36.93%
                      Banks: 3.02%
$ 200,000             Wachovia Corp., 6.605%, due 10/01/25             $ 195,400
   155,000      @@    Banco Santander-Chile, 6.500%, due 11/01/05        148,105
                                                                       ---------
                                                                         343,505
                                                                       ---------
                      Broadcasting, Radio &
                      Television: 1.11%
   220,000      +     CD Radio, Inc., 0/15.000% due 12/01/2007           126,500
                                                                       ---------
                      Cable And DBS: 5.00%
 1,000,000      +     Charter Communications Holdings, 0/11.750%,
                      due 01/15/10                                       568,750
                                                                       ---------
                      Communications - Internet: 4.23%
   250,000            Exodus Communications, 11.625%, due 7/15/10        250,625
   250,000      #     Psinet Inc., 11.000%, due 8/01/09                  231,250
                                                                       ---------
                                                                         481,875
                                                                       ---------
                      Communications - Wireless: 4.10%
   375,000      +     Crown Castle Int'l Corp. 0/11.250%,
                      due 8/01/11                                        234,375
   500,000      +     Winstar Communications Inc., 0/14.750%,
                      due 04/15/10                                       232,500
                                                                       ---------
                                                                         466,875
                                                                       ---------
                      Communications - Wireline: 10.14%
   500,000      +     Pinnacle Holdings, Inc., 0/10.000%,
                      due 03/15/08                                       345,000
   500,000      +     ICG Services, Inc., 0/10.000%, due 02/15/2008      260,000
   250,000      #     Globenet Communications Group, Ltd.,
                      13.000%, due 07/15/07                              252,188
   450,000     # +    United Pan-Europe Communications, 0/12.500%,
                      due 08/01/09                                       226,125
   100,000            Global Telesystems Group, Inc., 9.875%,
                      due 02/15/05                                        71,000
                                                                       ---------
                                                                       1,154,313
                                                                       ---------
                      Financial - Other Services: 0.46%
$  60,000       #     Cerro Negro Finance, Ltd., 7.330%, due
                      12/01/09                                            51,937
                                                                       ---------
                      Retail - Discount: 2.58%
   300,000            Wal-Mart Stores, 6.875%, due 08/10/09              293,358
                                                                       ---------
                      Semiconductor/Electronic
                      Components: 1.69%
   200,000            Motorola, Inc., 6.500%, due 09/01/25               192,849
                                                                       ---------
                      Telecom Services: 1.55%
   200,000            Lucent Technologies, 6.450%, due 03/15/29          176,642
                                                                       ---------
                      Transportation (Air, Bus,
                      Rail): 2.10%
$ 250,000             Atlas Air, Inc., 9.250%, due 04/15/08              238,750
                                                                       ---------
                      Utilities: 0.95%
   100,000      #     East Coast Power LLC, 7.536%, due 06/30/17          89,500
    20,000            Enersis S.A., 6.600%, due 12/01/26                  19,020
                                                                       ---------
                                                                         108,520
                                                                       ---------
                      Total Corporate Bonds (Cost $4,405,371)          4,203,874
                                                                       ---------
U.S. TREASURY OBLIGATIONS: 24.23%
   900,000            U.S. Treasury Bond, 6.000%, due 08/15/04           891,558
   400,000            U.S. Treasury Bond, 6.000%, due 08/15/09           396,812
   800,000            U.S. Treasury Note, 6.125%, due 08/15/29           808,000
   600,000            U.S. Treasury Note, 7.250%, due 05/15/16           661,314
                                                                       ---------
                                                                       2,757,684
                                                                       ---------
                      Total U.S. Treasury Obligations
                      (Cost $2,728,924)                                2,757,684
                                                                       ---------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 19.49%
                      Federal Home Loan Mortgage Corporation: 6.98%
$ 184,617             5.500%, due 1/1/14                               $ 171,635
    95,821            5.500%, due 2/1/14                                  89,083
   471,883            7.000%, due 6/1/29                                 456,986
    15,614            9.000%, due 6/1/06                                  16,234
    40,848            9.500%, due 11/1/05                                 42,750
    16,417            10.000%, due 10/1/03                                17,212
                                                                       ---------
                                                                         793,900
                                                                       ---------
                      Federal National Mortgage Association: 12.47%
    87,931            6.500%, due 2/1/09                                  85,183
   750,000            7.125%, due 2/15/05                                750,375
   500,000            7.250%, due 1/15/10                                503,700
    20,974            9.500%, due 5/1/07                                  21,950
    18,460            9.500%, due 6/1/05                                  19,320
    18,018            9.500%, due 7/1/06                                  18,857
    18,399            10.000%, due 10/1/05                                19,870
                                                                       ---------
                                                                       1,418,755
                                                                       ---------
                      Government National Mortgage Association: 0.04%
     3,606            8.500%, due 2/15/21                                  3,729
       678            11.500%, due 7/15/13                                   752
       422            11.500%, due 2/15/13                                   438
                                                                       ---------
                                                                           4,919
                                                                       ---------
                      Total U.S. Government Agency Obligations
                      (Cost $2,244,844)                                2,217,574
                                                                       ---------
COLLATERALIZED MORTGAGE OBLIGATIONS AND ASSET-BACKED SECURITIES: 7.68%
                      Mortgage -- Commercial: 4.25%
   288,304            GMCC 1999 C-3 A1A 6.974%, due 5/15/08              283,790
   210,000            Allied Capital Commercial Mortgage, 1998 1 C,
                      6.710%, due 12/25/04                               199,974
                                                                       ---------
                                                                         483,764
                                                                       ---------
                      Mortgage -- Residential: 3.43%
   300,000            Emergent Home Equity Loan Trust 7.080%,
                      due 12/15/28                                       292,477
   100,000            Saxon Asset Securities Trust 1999 1 AF3,
                      6.170%, due 08/25/21                                97,399
                                                                       ---------
                                                                         389,876
                                                                       ---------
                      Total CMO's and Asset Backed Securities
                      (Cost $885,971)                                    873,640
                                                                       ---------

                 See Accompanying Notes to Financial Statements

Pilgrim
Strategic
Income
Fund
            PORTFOLIO OF INVESTMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

                                                                        Market
Shares                                                                  Value
------                                                                  -----
PREFERRED STOCK: 2.48%
                   Communications -- Internet: 2.48%
     2,853    @    Nextlink Communications 13.500%, due 06/01/10      $  282,150
                                                                      ----------
                   Total Preferred Stock (Cost $240,842)                 282,150
                                                                      ----------
MUTUAL FUNDS: 5.03%
                   Investment Companies: 5.03%
    64,500   ++    Pilgrim Prime Rate Trust                           $  572,438
                                                                      ----------
                   Total Mutual Funds (Cost $610,654)                    572,438
                                                                      ----------
                   Total Long-Term Investments: (Cost $11,116,606)    10,907,360
                                                                      ----------

Principal
Amount                                                                  Value
------                                                                  -----

SHORT-TERM INVESTMENTS: 2.54%
                   Repurchase Agreements: 2.54%
$   289,000        State Street Repurchase Agreement, 6.200% Due
                    07/03/00 (Collateralized by $205,000 U.S.
                    Treasury Notes, 12.500% Due 08/15/14,
                    Market Value $300,325)                           $   289,000
                                                                     -----------
                   Total Short-Term Investments (Cost $289,000)          289,000
                                                                     -----------
                   Total Investments in Securities
                     (Cost $11,405,606)*                 98.38%      $11,196,360
                   Other Assets and Liabilities-Net       1.62%          183,824
                                                        ------       -----------
                   Net Assets                           100.00%      $11,380,184
                                                        ======       ===========

----------
++   Related party.
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
+ Step-up basis bonds. Interest rates shown reflect current and future coupon rates.
@@   Foreign Issuer
* Cost for federal income tax purposes is $11,419,727. Net unrealized depreciation consists of:

                   Gross Unrealized Appreciation                    $   114,810
                   Gross Unrealized Depreciation                       (338,177)
                                                                    -----------
                   Net Unrealized Depreciation                      $  (223,367)
                                                                    ===========

                 See Accompanying Notes to Financial Statements

Pilgrim
High Yield
Fund
                  PORTFOLIO OF INVESTMENTS as of June 30, 2000
--------------------------------------------------------------------------------

                                                                        Market
Principal                                                               Value
---------                                                               -----
CORPORATE BONDS: 92.92%
                     Automotive: 2.94%
$5,000,000           Holly Performance, 12.250%, due 09/15/07        $ 3,800,000
 7,000,000           JH Heafner Co., 10.000%, due 05/15/08             5,145,000
                                                                     -----------
                                                                       8,945,000
                                                                     -----------
                     Broadcasting: 0.61%
 2,000,000           CD Radio, Inc., 14.500%, due 05/15/09             1,850,000
                                                                     -----------
                     Business Services: 3.91%
 6,250,000           Allied Waste North America, 10.000%, due
                       08/01/09                                        5,250,000
 6,000,000           Primark Corp., 9.250%, due 12/15/08               6,630,000
                                                                     -----------
                                                                      11,880,000
                                                                     -----------
                     Cable & DBS: 8.54%
 4,000,000           Charter Communications Holdings, 8.625%, due
                       04/01/09                                        3,535,000
 6,000,000           Coaxial Communications, 10.000%, due 08/15/06     5,715,000
 2,000,000           Echostar DBS Corp., 9.375%, due 02/01/09          1,930,000
 5,000,000           Pegasus Communications Corp., 9.750%,
                       due 12/01/06                                    4,837,500
 6,000,000     @@    Star Choice Communications, 13.000%, due
                       12/15/05                                        6,187,500
 4,250,000     #     Xm Satellite Radio Inc., 14.000%, 03/15/10        3,761,250
                                                                     -----------
                                                                      25,966,250
                                                                     -----------
                     Communications -- Internet: 7.55%
$3,000,000     #     Colo.com, 13.875%, due 03/15/10                   3,240,000
 3,000,000     #     Exodus Communications, 11.250%, due 07/01/08      3,022,500
 3,000,000           Exodus Communications, 11.625%, due 07/15/10      2,985,000
 4,000,000           Globix Corp., 12.500%, due 02/01/10               3,300,000
 7,000,000           Northpoint Communications Group, Inc.,
                       12.875%, due 02/15/09                           5,075,000
 2,500,000           PSI, Inc., 11.000%, due 08/01/09                  2,325,000
 4,250,000           Rhythms Netconnection, 12.750%, due 04/15/09      3,017,500
                                                                     -----------
                                                                      22,965,000
                                                                     -----------
                     Communications -- Wireless: 1.89%
 6,000,000           Nextel Communications, 9.375%, due 11/15/09       5,760,000
                                                                     -----------
                     Communications -- Wireline: 22.05%
$5,000,000    @@#    Flag Telecom Holding, Ltd., 11.625%, due
                       03/30/10                                        4,875,000
 7,000,000     @@    Global Crossing Holding, Ltd., 9.500%, due
                       11/15/09                                        6,790,000
 8,000,000     @@    Globenet Communications Group, Ltd., 13.000%,
                       due 07/15/07                                    8,110,000
 7,000,000           Hyperion Telecom, 12.000%, due 11/01/07           6,615,000
 7,000,000           Level 3 Communications, 9.125%, due 05/01/08      6,317,500
 7,000,000     #     Madison River, 13.250%, due 03/01/10              6,335,000
 7,000,000           Metromedia Fiber Network, 10.000%, due 11/15/08   6,930,000
 6,000,000     #     MGC Communications, Inc., 13.000%, due 04/01/10   5,670,000
 6,000,000           Nextlink Communications, 10.750%, due 11/15/08    5,940,000
 5,790,000           Northeast Optic Network, 12.750%, due 08/15/08    5,558,400
 4,000,000           Williams Communication Group, Inc., 10.875%,
                       due 10/01/08                                    3,930,000
                                                                     -----------
                                                                      67,070,900
                                                                     -----------
                     Consumer Product: 2.74%
 4,000,000           Bell Sports, Inc., 11.000%, due 08/15/08          4,000,000
 6,000,000           Drypers Corp., 10.250%, due 06/15/07              3,900,000
 4,000,000           Styling Technology Corp., 10.875%,
                       due 07/01/08                                      420,000
                                                                     -----------
                                                                       8,320,000
                                                                     -----------
                     Containers, Packaging, Glass: 1.51%
 7,000,000           Russell - Stanley, 10.875%, due 02/15/09          4,585,000
                                                                     -----------
                     Electronics: 1.09%
 6,000,000           Merisel, Inc., 12.500%, due 12/31/04              3,330,000
                                                                     -----------

                 See Accompanying Notes to Financial Statements

Pilgrim
High Yield
Fund
           PORTFOLIO OF INVESTMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

                                                                        Market
Principal                                                               Value
---------                                                               -----
                    Entertainment & Leisure: 5.35%
$5,000,000          Epic Resorts, LLC/Cap.,13.000%, due 6/15/05      $ 2,275,000
 5,000,000          Hollywood Entertainment, 10.625%, due 08/15/04     4,312,500
 5,000,000    @@    Intrawest Corp., 10.500%, due 02/01/10             5,125,000
 5,000,000          Bally Total Fitness Holdings, 9.875%, due
                    10/15/07                                           4,550,000
                                                                     -----------
                                                                      16,262,500
                                                                     -----------
                    Equipment Rental: 1.60%
 5,000,000          Penhall Int'l, 12.000%, due 08/01/06               4,875,000
                                                                     -----------
                    Finance, Insurance, Banking: 1.55%
 5,000,000          MFN Financial Corp., 10.000%, due 03/23/01         4,725,000
                                                                     -----------
                    Food, Beverage, Tobacco: 3.41%
 3,000,000          Imperial Holly Corp., 9.750%, due 12/15/07           510,000
 5,000,000          Luigino's, Inc., 10.000%, due 02/01/06             4,025,000
 7,000,000          Packaged Ice, Inc., 9.750%, due 02/01/05           5,845,000
                                                                     -----------
                                                                      10,380,000
                                                                     -----------
                    Gaming & Lottery: 1.49%
 2,500,000     #    Park Place Entertainment, 9.375%, due 02/15/07     2,512,500
 2,000,000     #    Station Casinos, 9.875%, due 07/01/10              2,015,000
                                                                     -----------
                                                                       4,527,500
                                                                     -----------
                    Health Care: 0.68%
 5,650,000          Global Health Sciences, 11.000%, due 05/01/08      2,076,375
                                                                     -----------
                    Homebuilding, Building Materials: 3.27%
 5,000,000     #    Dayton Superior Corp., 13.000%, due 06/15/09       4,950,000
 6,000,000          Juno Lighting, Inc., 11.875%, due 07/01/09         5,010,000
                                                                     -----------
                                                                       9,960,000
                                                                     -----------
                    Machinery: 0.75%
$4,000,000          Aqua Chem, Inc., 11.250%, due 07/01/08           $ 2,270,000
                                                                     -----------
                    Manufacturing: 1.41%
 5,000,000          Transportation Manufacturing Operations,
                      11.250%, due 05/01/09                            4,281,250
                                                                     -----------
                    Restaurants: 0.49%
 3,000,000          Avado Brands, Inc., 11.750%, due 06/15/09          1,500,000
                                                                     -----------
                    Retail: 10.81%
 6,000,000          Advance Stores Co., 10.250%, due 04/15/08          4,980,000
 5,000,000          Ames Department Stores, 10.000%, due 04/15/06      3,050,000
 6,000,000          Big 5 Corp., 10.875%, due 11/15/07                 5,542,500
 8,000,000          CSK Auto, Inc., 11.000%, due 11/01/06              7,160,000
 3,000,000          Jo-Ann Stores, 10.375%, due 05/01/07               2,700,000
 4,088,000          Tuesday Morning, 11.000%, due 12/15/07             4,077,780
 6,000,000          Sonic Automotive, Inc., 11.000%, due 08/01/08      5,355,000
                                                                     -----------
                                                                      32,865,280
                                                                     -----------
                    Steel: 0.24%
   500,000          GS Technologies, 12.000%, due 09/01/04               178,125
 1,500,000          GS Technologies, 12.250%, due 10/01/05               534,375
                                                                     -----------
                                                                         712,500
                                                                     -----------
                    Textile and Apparel: 1.48%
 5,000,000          Norton McNaughton, Inc., 12.500%, due 06/01/05     4,500,000
                                                                     -----------
                    Transportation (Air, Bus, Rail): 7.56%
$7,000,000          Amtran, Inc., 10.500%, due 08/01/04              $ 6,492,500
 5,000,000          Atlas Air, Inc., 9.250%, due 04/15/08              4,775,000
 4,000,000          Budget Group, Inc., 9.125%, due 04/01/06           2,580,000
 6,000,000          Railworks Corp., 11.500%, due 04/15/09             5,670,000
 5,000,000          Worldwide Flight Service, 12.25%, due 08/15/07     3,475,000
                                                                     -----------
                                                                      22,992,500
                                                                     -----------
                    Total Corporate Bonds (Cost $326,385,636)        282,600,055
                                                                     -----------
OMMON STOCK: 1.01%
    48,250         Cable & DBS: 0.25% Canadian Satellite
                     Communications                                      766,131
                                                                     -----------
    77,440         Communications -- Internet: 0.75%
                   Globix Corp.                                        2,269,960
                                                                     -----------
       600         Communications -- Wireline: 0.01%
                   MGC Communications, Inc.                               35,963
                                                                     -----------
                   Total Common Stock (Cost $404,369)                  3,072,054
                                                                     -----------

Number of                                                               Market
Warrants                                                                Value
--------                                                                -----
WARRANTS: 0.00%
                   Entertainment & Leisure: 0.00%
     5,000   @     Epic Resorts                                               50
                                                                     -----------
                   Transportation (Air, Bus, Rail): 0.00%
     5,000   @     Worldwide Flight                                           50
                                                                     -----------
                   Total Warrants (Cost $20)                                 100
                                                                     -----------
                   Total Long -- Term Investments
                     (Cost $326,790,025)                             285,672,209
                                                                     -----------

                 See Accompanying Notes to Financial Statements

Pilgrim
High Yield
Fund
            PORTFOLIO OF INVESTMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

Principal
Amount                                                                Value
------                                                                -----

SHORT-TERM INVESTMENTS: 4.40%
                   Commercial Paper: 4.40%
$13,402,935        General Electric, 6.800%, due 07/03/00          $ 13,402,935
                   Total Short-Term Investments
                     (Cost $13,402,935)                              13,402,935
                                                                   ------------
                   Total Investments in Securities
                     (Cost $340,192,960)*                98.33%    $299,075,144
                   Securities Sold
                   Short Globix Corp., (4000 Shares)    ( 0.04)%       (117,250)
                   Other Assets and Liabilities-Net       1.71%       5,189,782
                                                        ------     ------------
                   Net Assets                           100.00%    $304,147,676
                                                        ======     ============

----------
@    Non-income producing security
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@@   Foreign Issuer

* Cost for federal income tax purposes is $340,795,460. Net unrealized depreciation consists of:

          Gross Unrealized Appreciation                            $  4,179,924
          Gross Unrealized Depreciation                             (45,900,240)
                                                                   ------------
          Net Unrealized Depreciation                              $(41,720,316)
                                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim
High Yield
Fund II
                 PORTFOLIO OF INVESTMENTS as of June 30, 2000
--------------------------------------------------------------------------------

Principal                                                              Market
Amount                                                                 Value
------                                                                 ------

CORPORATE BONDS: 85.20%
                   Broadcasting, Radio, and Television: 5.36%
5,240,000    +     CD Radio, Inc., 15.000%, due 12/01/07             $ 3,013,000
2,900,000          Capstar Broadcasting Partners, 9.250%,
                     due 07/01/07                                      2,972,500
1,000,000          Chancellor Media Corp., 8.125%, due 12/15/07        1,011,250
2,800,000          Sinclair Broadcasting Group, Inc., 8.750%,
                     due 12/15/07                                      2,478,000
1,250,000          Sinclair Broadcasting Group, Inc., 10.000%,
                     due 09/30/05                                      1,200,000
                                                                     -----------
                                                                      10,674,750
                                                                     -----------
                   Business Services: 1.90%
4,500,000          Allied Waste North America, Inc., 10.000%,
                     08/01/09                                          3,780,000
                                                                     -----------
                   Cable & DBS: 11.23%
3,000,000    +     Charter Communications Holdings, 0/9.920%%,
                     due 04/01/11                                      1,710,000
8,000,000    +     Charter Communications Holdings, 0/11.750%,
                     due 01/15/10                                      4,590,000
4,500,000          Echostar DBS Corp., 9.250%, due 02/01/06            4,398,750
5,500,000    +     NTL, Inc., 0/9.750%, due 04/01/08                   3,451,250
1,110,000          Pegasus Communications Corp., 9.625%,
                     due 10/15/05                                      1,076,700
1,000,000    @@    Star Choice Communications, 13.000%, due
                     12/15/05                                          1,031,250
1,340,000          United Int'l Holdings, Inc., 10.750%, due
                     02/15/08                                            944,700
2,600,000   @@+    United Pan Europe Communications, 0/12.500%,
                     due 08/01/09                                      1,319,500
2,500,000    @@    United Pan Europe Communications, 13.750%,
                     due 02/01/10                                      1,187,500
3,000,000    #     XM Satellite Radio, Inc., 14.000%, due 03/15/10     2,655,000
                                                                     -----------
                                                                      22,364,650
                                                                     -----------
                   Communications -- Internet: 7.87%
3,000,000    #     Colo.com, 13.875%, due 03/15/10                     3,240,000
4,000,000    #     Exodus Communications, Inc., 11.625%,
                     due 07/15/10                                      4,000,000
5,000,000          Globix Corp., 12.500%, due 02/01/10                 4,125,000
3,000,000          Northpoint Communications Group, Inc., 12.875%,
                     due 02/15/10                                      2,175,000
1,000,000          PSI Net, Inc., 11.000%, due 08/01/09                  930,000
3,000,000          Rhythms Netconnections, Inc., 1.000%,
                     due 05/15/08                                      1,200,000
                                                                     -----------
                                                                      15,670,000
                                                                     -----------
                   Communications -- Wireless: 9.00%
8,000,000    +     Alamosa Holdings, Inc., 0/12.975%, due 2/15/10      4,200,000
2,250,000    +     Crown Castle Int'l Corp., 0/11.250%,
                     due 08/01/11                                      1,417,500
7,500,000    +     Nextel Communications, Inc., 0/9.950%,
                     due 02/15/08                                      5,531,250
3,000,000    +     Pinnacle Holdings, Inc., 0/10.000%,
                     due 03/15/08                                      2,085,000
1,600,000    #+    Ubiquitel Operating Co., 0/14.000%,
                     due 04/15/10                                      934,000
7,998,000    #+    Winstar Communications, Inc., 0/14.750%,
                     due 04/15/10                                      3,759,060
                                                                     -----------
                                                                      17,926,810
                                                                     -----------
                   Communications -- Wireline: 17.43%
5,500,000   @@+    Call Net Enterprises, Inc., 0/12.975%,
                     due 08/15/08                                    $ 2,145,000
4,000,000          Century Communications Corp., 0.000%,
                     due 01/15/08                                      1,660,000
1,780,000   @@+    Completel Europe NV, 0/14.000%, due 02/15/09        898,900
3,500,000    @@    Global Crossing Holdings, Ltd., 9.500%,
                     due 11/15/09                                      3,395,000
1,535,000          Global Telesystems, Inc., 9.875%, due 02/15/05      1,097,525
2,000,000    @@    Globenet Communications Group, 13.000%,
                     due 07/15/07                                      2,027,500
9,000,000          ICG Services, Inc., 10.000%, due 02/15/08           4,725,000
6,500,000    #     Level 3 Communications, Inc., 12.875%,
                     due 03/15/10                                      3,591,250
2,000,000    #     MGC Communications, Inc., 13.000%,
                     due 04/01/10                                      1,890,000
5,000,000    +     Nextlink Communications, Inc., 0/12.250%,
                     due 06/01/09                                      3,100,000
5,000,000    @@    Versatel Telecommunications Int'l NV, 11.875%,
                     due 07/15/09                                      4,950,000
3,000,000    +     Viatel, Inc., 0/12.500%, due 04/15/08               1,365,000
2,500,000          Viatel, Inc., 11.500%, due 03/15/09                 1,912,500
2,000,000          Williams Communications Group, 10.875%,
                     due 10/01/09                                      1,965,000
                                                                     -----------
                                                                      34,722,675
                                                                     -----------
                   Consumer Products: 2.29%
5,000,000          Simmons Co., 10.250%, due 03/15/09                  4,462,500
1,000,000          Styling Technology Corp., 10.875%, due 07/01/08       105,000
                                                                     -----------
                                                                       4,567,500
                                                                     -----------

                 See Accompanying Notes to Financial Statements

Pilgrim
High Yield
Fund II
            PORTFOLIO OF INVESTMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------
Principal                                                               Market
Amount                                                                  Value
------                                                                  -----
                   Entertainment & Leisure: 2.75%
4,600,000    +     Ascent Entertainment Group, Inc., 0/11.875%,
                     due 12/15/04                                    $ 3,749,000
2,000,000          Hollywood Entertainment Corp., 10.625%,
                     due 08/15/04                                      1,725,000
                                                                     -----------
                                                                       5,474,000
                                                                     -----------
                   Finance, Insurance, Banking: 2.86%
2,000,000          Americo Life, Inc., 9.250%, due 06/01/05            1,890,000
3,750,000          MFN Financial Corp., 10.000%, due 03/23/01          3,543,750
  500,000   @@#    Westways Funding II, Ltd., 22.125%, due 01/31/03      266,250
                                                                     -----------
                                                                       5,700,000
                                                                     -----------
                   Food, Beverage, Tobacco: 6.81%
5,550,000    @@    Fage Dairy Industries SA, 9.000%, due 02/01/07      4,467,750
4,250,000          North Atlantic Trading, Inc., 11.000% due
                     06/15/04                                          3,856,875
1,950,000          Packaged Ice, Inc., 9.750%, due 02/01/05            1,628,250
4,500,000          Standard Commercial Corp., 8.875%, due 08/01/05     3,622,500
                                                                     -----------
                                                                      13,575,375
                                                                     -----------
                   Gaming & Lottery: 5.19%
2,000,000          Autotote Corp., 10.875%, due 08/01/04               2,090,000
2,500,000          Coast Hotels & Casinos, Inc., 9.500%,
                     due 04/01/09                                      2,387,500
1,500,000    #     Park Place Entertainment Corp., 9.375%,
                     due 02/15/07                                      1,507,500
4,000,000          Penn National Gaming, Inc., 10.625%,
                     due 12/15/04                                      4,360,000
                                                                     -----------
                                                                      10,345,000
                                                                     -----------
                   Health Care: 1.68%
  650,000          Global Health Sciences, Inc., 11.000%,
                     due 05/01/08                                    $   238,875
2,300,000          Health Insurance Plan of Greater NY, 11.250%,
                     due 07/01/10                                      1,426,000
5,941,463    @X    Intracel, 1.000%, due 03/20/10                      1,425,951
  300,000    @X    Intracel, 1.000%, due 03/20/10                         72,000
  184,074    @X    Intracel, 11.500%, due 03/25/10                       184,074
                                                                     -----------
                                                                       3,346,900
                                                                     -----------
                   Hotels, Motels, and Inns: 0.99%
2,000,000          Courtyard Marriott II, Ltd. Partnership,
                     10.750%, due 02/01/08                             1,965,000
                                                                     -----------
                   Oil & Gas: 1.41%
4,500,000    @@    Northern Offshore ASA, 10.000%, due 05/15/05        2,812,500
                                                                     -----------
                   Paper & Forest Products: 0.88%
2,250,000    @@    Doman Industries, Ltd., 8.750%, due 03/15/04        1,755,000
                                                                     -----------
                   Restaurants: 0.75%
2,500,000          Romacorp, Inc., 12.000%, due 07/01/06               1,500,000
                                                                     -----------
                   Shipping: 0.37%
3,750,000    @@    Equimar Shipholdings, Ltd., 9.875%,
                     due 07/01/07                                        738,000
                                                                     -----------
                   Steel: 0.81%
4,500,000          GS Technologies Operations, Inc., 12.250%,
                     due 10/01/05                                      1,603,125
                                                                     -----------
                   Supermarket: 2.79%
5,000,000          Fleming Companies, Inc., 10.500%, due 12/01/04      4,500,000
4,250,000          Richmont Marketing Specialists, 10.125%, due
                     12/15/07                                          1,062,500
                                                                     -----------
                                                                       5,562,500
                                                                     -----------
                   Transportation (Air, Bus, Rail): 2.83%
3,000,000          Amtran, Inc., 10.500%, due 08/01/04               $ 2,782,500
2,000,000          Atlas Air, Inc., 9.250%, due 04/15/08               1,910,000
1,000,000          Railworks Corp., 11.500%, due 04/15/09                945,000
                                                                     -----------
                                                                       5,637,500
                                                                     -----------
                   Total Corporate Bonds (Cost $195,348,379)         169,721,285
                                                                     -----------

COMMON STOCK: 3.07%
                   Communications - Internet: 0.28%
   19,008    @     Globix Corp.                                          557,172
                                                                      ----------
                   Communications - Wireline: 2.79%
   89,000   @@@    Completel Europe NV                                   907,800
   10,500    @     Global Crossing, Ltd.                               2,337,563
   23,340    @     Nextlink Communications, Inc.                       2,301,908
                                                                      ----------
                                                                       5,547,271
                                                                      ----------
                   Health Care: 0.00%
   16,926    @X    Intracel Corp.                                          4,232
                                                                      ----------
                   Total Common Stock (Cost $5,478,954)                6,108,675
                                                                      ----------

PREFERRED STOCK: 1.87%
                   Communications - Wireline: 1.87%
   41,287          Adelphia Business Solutions                        $3,726,195
                                                                      ----------
                   Finance, Insurance, Banking: 0.00%
   19,000    @     Superior National Capital Trust I                         190
                                                                      ----------
                   Total Preferred Stock (Cost $5,600,000)             3,726,385
                                                                      ----------

                 See Accompanying Notes to Financial Statements

Pilgrim
High Yield
Fund II
            PORTFOLIO OF INVESTMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

Warrants                                                                Value
--------                                                                -----

WARRANTS: 0.00%
                   Communications -- Internet: 0.00%
     1,000   @     Unifi Communications, Inc.                        $        --
                                                                     -----------
                   Oil & Gas: 0.00%
 1,500,000   @     Mexico (UTD Mex ST)                                        --
                                                                     -----------
                   Retail: 0.00%
     4,999   @     Dairy Mart Convenience Stores                           2,998
       100   @     Electronic Retailing Systems Int'l                         --
                                                                     -----------
                                                                           2,998
                                                                     -----------
                   Total Warrants (Cost $0)                                2,998
                                                                     -----------
                   Total Long-Term Investments (Cost $206,427,333)   179,559,343
                                                                     -----------

Principal
Amount                                                                    Value
------                                                                    -----

SHORT-TERM INVESTMENTS: 10.79%
                   Repurchase Agreement: 10.79%
$21,501,000        State Street Repurchase Agreement, 6.200% due
                     07/03/00 (Collateralized by $20,525,000 U.S.
                     Treasury Notes, 7.875% Due 11/15/04 Market
                     Value $21,936,099)                            $ 21,501,000
                                                                   ------------
                   Total Short-Term Investments
                     (Cost $21,501,000)                              21,501,000
                                                                   ------------
                   Total Investments in Securities
                     (Cost $ 227,928,333)*             100.93%     $201,060,343
                   Other Assets and Liabilities-Net     -0.93%       (1,851,292)
                                                       ------      ------------
                   Net Assets                          100.00%     $199,209,051
                                                       ======      ============

----------
@    Non-income producing security
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@@   Foreign Issuer
+ Step-up basis bonds. Interest rates shown reflect current and future coupon rates.
X Market value determined by Pilgrim Valuation Committee appointed by the Funds Board of Directors.
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

                   Gross Unrealized Appreciation                   $  2,880,170
                   Gross Unrealized Depreciation                    (29,748,160)
                                                                   ------------
                   Net Unrealized Depreciation                     $(26,867,990)
                                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim
Balanced
Fund
                  PORTFOLIO OF INVESTMENTS as of June 30, 2000
--------------------------------------------------------------------------------
                                                                        Market
Shares                                                                  Value
------                                                                  -----
COMMON STOCKS: 48.63%
                 Auto Manufacturers: 0.55%
  18,200         Ford Motor Co.                                        $ 782,600
                                                                       ---------
                 Auto Parts & Equipment: 0.01%
   1,440    @    Visteon Corp                                             17,463
                                                                       ---------
                 Banks: 0.91%
  27,900         Chase Manhattan Corp.                                 1,285,144
                                                                       ---------
                 Beverages: 1.96%
  10,200         Anheuser-Busch Cos., Inc.                               761,813
  20,300         Coca-Cola Co.                                         1,165,981
  18,900         PepsiCo, Inc.                                           839,869
                                                                       ---------
                                                                       2,767,663
                                                                       ---------
                 Chemicals: 0.54%
  17,459         Du Pont (E.I.) de Nemours & Co.                         763,831
                                                                       ---------
                 Computers: 4.68%
  14,000    @    Cisco Systems, Inc.                                     889,875
  28,700         Compaq Computer Corp.                                   733,644
  16,700    @    Dell Computer Corp.                                     823,519
  22,400    @    EMC Corp.                                             1,723,400
   6,600         Hewlett-Packard Co.                                     824,175
   7,500         International Business Machines                         821,719
   9,000    @    Sun Microsystems, Inc.                                  818,437
                                                                       ---------
                                                                       6,634,769
                                                                       ---------
                 Cosmetics/Personal Care: 0.64%
  15,755         Kimberly-Clark Corp.                                    903,943
                                                                       ---------
                 Diversified Financial Service: 3.36%
  15,000         American Express Co.                                    781,875
  13,700         Citigroup, Inc.                                         825,425
  14,500         Fannie Mae                                              756,719
  19,600         Freddie Mac                                             793,800
   7,500         J.P. Morgan & Co.                                       825,937
   6,750         Merrill Lynch & Co.                                     776,250
                                                                       ---------
                                                                       4,760,006
                                                                       ---------
                 Electric: 1.67%
  12,200    @    Calpine Corp.                                           802,150
  14,300         Duke Energy Corp.                                       806,162
  32,700         Southern Co.                                            762,319
                                                                       ---------
                                                                       2,370,631
                                                                       ---------
                 Electronics: 0.69%
   2,021    @    Agilent Technologies Inc                                149,049
  19,900    @    Solectron Corp.                                         833,312
                                                                       ---------
                                                                         982,361
                                                                       ---------
                 Engineering & Construction: 0.00%
   3,500    @    Kaiser Group Int'l, Inc.                                    137
                                                                       ---------
                 Food: 0.58%
  18,200    @    Safeway, Inc.                                           821,275
                                                                       ---------
                 Forest Products & Paper: 0.56%
  26,600         International Paper Co.                                 793,012
                                                                       ---------
                 Healthcare-Products: 0.59%
  14,814   @X    Intracel Corp.                                            3,704
   8,100         Johnson & Johnson                                       825,187
                                                                       ---------
                                                                         828,891
                                                                       ---------
                 Home Furnishings: 0.71%
  10,600         Sony Corp.                                              999,713
                                                                       ---------
                 Insurance: 1.61%
   6,707         American Int'l Group                                    788,072
  21,100         AXA Financial, Inc.                                     717,400
   7,400         Marsh & McLennan Cos.                                   772,838
                                                                       ---------
                                                                       2,278,310
                                                                       ---------
                 Leisure Time: 0.56%
  41,000         Carnival Corp.                                          799,500
                                                                       ---------
                 Machinery-Diversified: 0.71%
  27,100         Deere & Co.                                           1,002,700
                                                                       ---------
                 Media: 2.96%
  11,346    @    Clear Channel Communications                            850,950
  20,000    @    Comcast Corp.                                           810,000
  13,300         Gannett Co., Inc.                                       795,506
  11,600         Time Warner, Inc.                                       881,600
  12,500    @    Viacom, Inc.                                            852,344
                                                                       ---------
                                                                       4,190,400
                                                                       ---------
                 Mining: 0.57%
  27,700         Alcoa, Inc.                                             803,300
                                                                       ---------
                 Miscellaneous Manufacturing: 1.34%
  20,500         General Electric Co.                                  1,086,500
  17,100         Tyco Int'l, Ltd.                                        810,113
                                                                       ---------
                                                                       1,896,613
                                                                       ---------
                 Oil & Gas Producers: 3.00%
  19,000         Anadarko Petroleum Corp.                                936,937
  25,000         Burlington Resources, Inc.                              956,250
   9,900         Chevron Corp.                                           839,644
   9,162         Exxon Mobil Corp.                                       719,217
  13,000         Royal Dutch Petroleum Co.                               800,312
                                                                       ---------
                                                                       4,252,360
                                                                       ---------
                 Oil & Gas Services: 0.57%
  10,900         Schlumberger, Ltd.                                      813,412
                                                                       ---------
                 Pharmaceuticals: 1.82%
  18,700         Abbott Laboratories                                     833,319
  11,100         Merck & Co., Inc.                                       850,537
  18,675         Pfizer, Inc.                                            896,400
                                                                       ---------
                                                                       2,580,256
                                                                       ---------
                 Pipelines: 1.18%
  17,000         EL Paso Energy Corp.                                    865,937
  12,500         Enron Corp.                                             806,250
                                                                       ---------
                                                                       1,672,187
                                                                       ---------
                 Retail: 4.04%
  18,000    @    Best Buy Co., Inc.                                    1,138,500
  16,700         Home Depot, Inc.                                        833,956
  11,150   @X    International Fast Food Corp.                             4,571
  10,900         McDonald's Corp.                                        359,019
  23,300         Sears, Roebuck And Co.                                  760,163
  15,800         Target Corp.                                            916,400
  27,100         Walgreen Co.                                            872,281
  14,500         Wal-Mart Stores, Inc.                                   835,563
                                                                       ---------
                                                                       5,720,453
                                                                       ---------
                 Savings & Loans: 0.64%
  31,500         Washington Mutual, Inc.                                 909,562
                                                                       ---------
                 Semiconductors: 2.91%
   9,300         Intel Corp.                                           1,243,294
  16,600    @    LSI Logic Corp.                                         898,475
  30,839    @    Taiwan Semiconductor Manufacturing                    1,195,011
  11,400         Texas Instruments, Inc.                                 783,038
                                                                       ---------
                                                                       4,119,818
                                                                       ---------

                 See Accompanying Notes to Financial Statements

Pilgrim
Balanced
Fund
            PORTFOLIO OF INVESTMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

                                                                        Market
Shares                                                                  Value
------                                                                  -----
                 Software: 1.76%
   15,400   @    America Online, Inc.                                 $  812,350
   17,300        First Data Corp.                                        858,513
   10,300   @    Microsoft Corp.                                         824,000
                                                                      ----------
                                                                       2,494,863
                                                                      ----------
                 Telecommunications: 6.38%
   24,407        AT&T Corp.                                              771,871
   20,100        Bellsouth Corp.                                         856,763
   14,474        Canadian Satellite Communications                       234,713
   31,525   @    Global Crossing, Ltd.                                   829,501
   13,400        GTE Corp.                                               834,150
   14,500        Lucent Technologies, Inc.                               859,125
   16,600        Nokia OYJ                                               828,963
   17,300   @    Qwest Communications Int'l                              859,594
   22,912   @    RCN Corp.                                               581,392
   17,772        SBC Communications, Inc.                                768,639
   15,100   @    Verizon Communications                                  767,269
   18,300   @    Worldcom, Inc.                                          839,514
                                                                      ----------
                                                                       9,031,493
                                                                      ----------
                 Tobacco: 0.57%
   30,400        Philip Morris Cos., Inc.                                807,500
                                                                      ----------
                 Transportation: 0.56%
   20,900   @    FedEx Corp.                                             794,200
                                                                      ----------
                 Total Common Stock (Cost $59,369,986)                68,878,366
                                                                      ----------

                                                                        Market
Principal                                                               Value
---------                                                               -----

CORPORATE BONDS: 18.25%
                 Airlines: 0.80%
$  250,000       Atlas Air, Inc., 9.250%, due 04/15/08                  238,750
   974,862       Continental Airlines, 6.545%, due 02/02/19             887,821
                                                                      ---------
                                                                      1,126,571
                                                                      ---------
                 Banks: 1.29%
$1,095,000  @@   Banco Santander Chile, 6.500%, due 11/01/05           1,047,674
   800,000       Wachovia Corp., 6.605%, due 10/01/25                    782,715
                                                                      ----------
                                                                       1,830,389
                                                                      ----------
                 Beverages: 0.28%
   500,000  @@   Fage Dairy Industries SA, 9.000%, due 02/01/07          402,500
                                                                      ----------
                 Building Materials: 1.04%
   750,000   #   Dayton Superior Corp., 13.000%, due 06/15/09            738,750
   750,000       Penhall Int'l Corp., 12.000%, due 08/01/06              731,250
                                                                      ----------
                                                                       1,470,000
                                                                      ----------
                 Computers: 0.58%
   750,000       Globix Corp., 12.500%, due 02/01/10                     618,750
   500,000   +   Rhythms Netconnections, Inc., 0/13.500%,
                   due 05/15/08                                          200,000
                                                                      ----------
                                                                         818,750
                                                                      ----------
                 Diversified Financial Service: 2.84%
   160,000  @@   Amvescap PLC, 6.375%, due 05/15/03                      152,698
   100,000 #@@   Cerro Negro Financial, Ltd., 7.330%, due 12/01/09        86,728
 2,600,000       Fleet Financial Group, Inc., 7.190%, due 10/02/12     2,429,968
 1,000,000       Ford Motor Credit Co., 7.875%, due 06/15/10             999,820
   500,000  +    Pinnacle Holdings, Inc., 0/10.000%, due 03/15/08        347,500
                                                                      ----------
                                                                       4,016,714
                                                                      ----------
                 Entertainment: 0.20%
   350,000  +    Ascent Entertainment Group, Inc., 0/11.875%, due
                   12/15/04                                              285,250
                                                                      ----------
                 Environmental Control: 0.30%
$  500,000       Allied Waste North America, Inc., 10.000%, due
                   08/01/09                                              420,000
                                                                      ----------
                 Healthcare-Products: 0.08%
   300,000       Global Health Sciences, Inc., 11.000%, due 05/01/08     110,250
                                                                      ----------
                 Lodging: 0.53%
   750,000       Park Place Entertainment Corp., 9.375%,
                   due 02/15/07                                          753,750
                                                                      ----------
                 Media: 1.30%
   220,000   +   CD Radio, Inc., 0/15.000%, due 12/01/07                 126,500
   500,000       Charter Communication Holdings LLC, 8.625%,
                   due 04/01/09                                          441,875
 1,000,000   +   Charter Communications Holdings LLC, 0/11.750%,
                   due 01/15/10                                          573,750
   450,000  @@+  United Pan Europe Communications NV, 0/12.500%,
                   due 08/01/09                                          228,375
 1,000,000  @@+  United Pan Europe Communications NV, 0/13.750%,
                   due 02/01/10                                          475,000
                                                                      ----------
                                                                       1,845,500
                                                                      ----------
                 Oil & Gas Producers: 1.21%
   200,000       Deeptech Int'l, 12.00%, due 12/15/00                    200,051
   541,673  #@@  Hurricane Hydrocarbons, 16.000%, due 12/31/01           516,620
 1,000,000       Occidental Petroleum Corp., 7.650%, due 12/15/06        995,490
                                                                      ----------
                                                                       1,712,161
                                                                      ----------
                 Pharmaceuticals: 1.23%
 1,700,000       American Home Products Corp., 7.900%, due 02/15/05    1,748,736
                                                                      ----------

                 See Accompanying Notes to Financial Statements

Pilgrim
Balanced
Fund
           PORTFOLIO OF INVESTMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

                                                                        Market
Principal                                                               Value
---------                                                               -----
                    Retail: 0.64%
$  250,000          Hollywood Entertainment Corp., 10.625%,
                      due 08/15/04                                    $  215,625
   700,000          Wal Mart Stores, Inc., 6.875%, due 08/10/09          686,252
                                                                      ----------
                                                                         901,877
                                                                      ----------
                    Semiconductors: 0.57%
   840,000          Motorola, Inc., 6.500%, due 09/01/25                 811,009
                                                                      ----------
                    Software: 1.02%
   750,000          Exodus Communications, Inc., 11.625%,
                      due 07/15/10                                       750,000
   250,000          PSI Net, Inc., 11.000%, due 08/01/09                 232,500
   500,000          PSI Net, Inc., 10.000%, due 02/15/05                 462,500
                                                                      ----------
                                                                       1,445,000
                                                                      ----------
                    Telecommunications: 4.20%
$  500,000          Alamosa Holdings, Inc., 0/12.875%, due 02/15/10      262,500
 1,000,000    @@    Call Net Enterprises, Inc., 0/8.940%,
                      due 08/15/08                                       390,000
   750,000     #    Colo. Com, 13.875%, due 03/15/10                     810,000
   375,000          Crown Castle Int'l Corp., 0/11.250%,
                      due 08/01/11                                       236,250
   750,000    @@    Global Crossing Holdings, Ltd., 9.500%,
                      due 11/15/09                                       727,500
    50,000          Global Telesystems, Inc., 9.875%, due 02/15/05        35,750
   250,000    @@    Globenet Communications Group, 13.000%,
                      due 07/15/07                                       252,500
   500,000          ICG Services, Inc., 0/10.000%, due 02/15/08          262,500
   800,000          Lucent Technologies, Inc., 6.450%, due 03/15/29      708,707
   500,000          Nextel Communications, 9.375%, due 11/15/09          480,000
 2,000,000     #    SA Telecommunications, Inc., 10.000%,
                      due 08/15/06                                             0
 1,500,000    @@    Star Choice Communications, 13.000%, due
                      12/15/05                                         1,546,875
   500,000     #    Winstar Communications, Inc., 0/14.750%,
                      due 04/15/10                                       235,000
                                                                      ----------
                                                                       5,947,582
                                                                      ----------
                    Transportation: 0.14%
 1,000,000    @@    Equimar Shipholdings, Ltd., 9.875%, due 07/01/07     196,800
                                                                      ----------
                    Total Corporate Bonds (Cost $29,285,396)          25,842,839
                                                                      ----------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 8.54%
                    Federal Home Loan Mortgage Corporation: 2.60%
$2,000,000          5.125%, due 10/15/08                              $1,744,336
 1,054,955          5.500%, due 01/01/14                                 979,124
   528,995          6.000%, due 04/01/14                                 501,223
   471,883          7.000%, due 06/01/29                                 456,250
                                                                      ----------
                                                                       3,680,933
                                                                      ----------
                    Federal National Mortgage Corporation: 5.94%
 2,482,938          6.350%, due 01/01/04                               2,416,597
 1,779,054          6.500%, due 06/01/14                               1,714,563
 2,250,000          7.125%, due 02/15/05                               2,259,135
 2,000,000          7.250%, due 01/15/10                               2,019,766
                                                                      ----------
                                                                       8,410,061
                                                                      ----------
                    Total U.S. Government Agency Obligations
                      (Cost $12,443,852)                              12,090,994
                                                                      ----------
U.S. TREASURY OBLIGATIONS: 13.79%
                    U.S. Treasury Bonds: 6.99%
 4,900,000          6.125%, due 08/15/29                               4,949,000
 4,500,000          7.250%, due 05/15/16                               4,959,855
                                                                      ----------
                                                                       9,908,855
                                                                      ----------
                    U.S. Treasury Notes: 6.80%
 7,100,000          6.000%, due 08/15/09                               7,043,413
 2,500,000          6.500%, due 02/15/10                               2,585,938
                                                                      ----------
                                                                       9,629,351
                                                                      ----------
                    Total U.S. Treasury Obligations
                      (Cost $19,399,830)                              19,538,206
                                                                      ----------
COLLATERALIZED MORTGAGE OBLIGATIONS: 1.80%
                    Mortgage - Commercial: 1.16%
   530,608     #    Criimi Mae CMBS Corp., 1998-1 A1, 5.697%,
                      due 10/20/01                                       503,937
 1,153,214          GMAC Commercial Mortgage Securities, Inc.,
                    1999-C3 A1A, 6.974%, due 05/15/08                  1,135,160
                                                                      ----------
                                                                       1,639,097
                                                                      ----------

                 See Accompanying Notes to Financial Statements

Pilgrim
Balanced
Fund
            PORTFOLIO OF INVESTMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

                                                                        Market
Principal                                                               Value
---------                                                               -----

             Mortgage - Residential: 0.64%
$700,000     Emergent Home Equity Loan Trust, 1997-4 A5, 7.080%,
               due 12/15/28                                            $ 682,447
  240,000    Saxon Asset Securities Trust, 1999-2 AF4, 6.445%,
               due 08/25/26                                              227,267
                                                                       ---------
                                                                         909,714
                                                                       ---------
             Total Collateralized Mortgage Obligations
               (Cost $2,579,548)                                       2,548,811
                                                                       ---------

PREFERRED STOCK: 1.17%
             Food: 0.01%
  13,251  @X International Fastfood Corp., 0/3.000%                       20,009
                                                                       ---------
             Media: 0.96%
  13,610   & Paxson Communications Corp., 12.500%                      1,364,403
                                                                       ---------
             Telecommunications: 0.20%
   2,850     Nextlink Communications Series B, 13.500%                   281,081
                                                                       ---------
             Total Preferred Stock (Cost $2,846,954)                   1,665,493
                                                                       ---------
MUTUAL FUNDS: 2.68%
             Investment Companies: 2.68%
 428,000  ++ Pilgrim Prime Rate Trust (Cost $3,810,826)                3,798,500
                                                                       ---------

                                                                        Market
Contracts                                                               Value
---------                                                               -----

WARRANTS: 0.00%
             Miscellaneous
             Manufacturing: 0.01%
       500   Packaged Ice, Inc.                                      $    17,625
                                                                     -----------
             Telecommunications: 0.00%
       500   Iridium World Communications                                      5
     1,000   Unifi Communications, Inc.                                        0
                                                                     -----------
                                                                               5
                                                                     -----------
             Total Warrants (Cost $50,508)                                17,630
                                                                     -----------
             Total Long-term Investments (Cost $129,786,900)         134,380,839
                                                                     -----------

Principal
Amount                                                                  Value
------                                                                  -----

SHORT-TERM INVESTMENTS: 4.68%
             Repurchase Agreements: 4.68%
$6,624,000   State Street Bank & Trust Repurchase Agreement,
               6.200% due 07/03/00 (Collateralized by
               $6,325,000 U.S. Treasury Notes, 7.875% Due
               11/15/04, Market Value $6,759,844)                   $  6,624,000
                                                                    ------------
             Total Short-Term Investments (Cost $6,624,000)            6,624,000
                                                                    ------------
             Total Investments in Securities
               (Cost $136,410,900)*                      99.55%     $141,004,839
             Other Assets and Liabilities-Net             0.45%          634,455
                                                        ------      ------------
             Net Assets                                 100.00%     $141,639,294
                                                        ======      ============

----------
@    Non-income producing security
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
+ Step-up basis bonds. Interest rates shown reflect current and future coupon rates.
++   Related party
&    Payment in-kind security
@@   Foreign Issuer
X Market value determined by Pilgrim Valuation Committee appointed by the Funds Board of Directors.
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

             Gross Unrealized Appreciation                         $ 13,788,468
             Gross Unrealized Depreciation                           (9,194,529)
                                                                   ------------
             Net Unrealized Appreciation                           $  4,593,939
                                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim
Convertible
Fund
                  PORTFOLIO OF INVESTMENTS as of June 30, 2000
--------------------------------------------------------------------------------

                                                                        Market
Shares                                                                  Value
------                                                                  -----

CONVERTIBLE PREFERRED STOCKS: 22.55%
                    Diversified Financial Services: 2.22%
   205,491          Decs Trust V, 7.250%, due 08/15/02               $ 6,716,987
    26,845          Morgan Stanley Group, Inc., 6.000%, due
                      07/31/00, (CSCO)                                 4,041,850
                                                                     -----------
                                                                      10,758,837
                                                                     -----------
                    Electric: 5.40%
   212,462          AES Trust VII, 6.000%, due 05/15/08               12,455,585
    77,260          Calpine Capital Trust, 5.750%, due 11/01/04        9,242,228
    60,895          Calpine Capital Trust II, 5.500%, due 02/01/05     4,414,888
                                                                     -----------
                                                                      26,112,701
                                                                     -----------
                    Insurance: 1.55%
   108,750          Metlife Capital Trust I, 8.000%, due 05/15/05      7,503,750
                                                                     -----------
                    Media: 1.36%
    35,211          Emmis Communication Corp., A 6.250%                2,042,238
    15,099          United Global Communications, 7.000%                 932,363
    80,397          United Global Communications, Series D 7.000%      3,577,667
                                                                     -----------
                                                                       6,552,268
                                                                     -----------
                    Oil & Gas Services: 1.68%
   175,461          Weatherford Int'l, Inc., 5.000%, due 11/01/27      8,115,071
                                                                     -----------
                    Oil & Gas Producers: 1.52%
    52,546          Coastal Corp., 5.580%, due 08/16/02                1,674,904
   161,774          Coastal Corp., 6.625%, due 08/16/02                5,662,090
                                                                     -----------
                                                                       7,336,994
                                                                     -----------
                    Packaging & Containers: 0.72%
    69,242          Sealed Air Corp., A 2.000%, due 04/01/18           3,505,376
                                                                     -----------
                    Pharmaceuticals: 1.79%
     3,239          Cephalon, Inc., 7.250%                               549,011
    47,913          Cephalon, Inc., 7.250%                             8,121,254
                                                                     -----------
                                                                       8,670,265
                                                                     -----------
                    Software: 0.61%
    55,987    #     Psinet, Inc., 7.000%                               1,910,556
    21,270          Psinet, Inc., Series C 6.750%                      1,039,571
                                                                     -----------
                                                                       2,950,127
                                                                     -----------
                    Telecommunications: 5.70%
    11,291   @@#    Global Crossing, Ltd., 6.375%                      2,482,627
       154    @@    Global Crossing, Ltd., 6.375%, due 04/15/02           12,031
    38,883    @@    Global Crossing, Ltd., 6.750%                      3,037,734
    11,516          Mcleodusa, Inc., 6.750%                            6,352,514
    88,194    #     Qwest Trends Trust, 5.750%, due 11/17/03           7,066,544
    23,645          Voicestream Wireless, 7.000%                       4,031,473
    75,077          Winstar Communications, Inc., Series D 7.000%      4,209,042
     6,718    &     Winstar Communications, Inc., Series A 6.000%        362,772
                                                                     -----------
                                                                      27,554,737
                                                                     -----------
                    Total Convertible Preferred Stock
                      (Cost $85,962,543)                             109,060,126
                                                                     -----------

Principal                                                               Market
Amount                                                                  Value
------                                                                  -----

CONVERTIBLE CORPORATE BONDS: 71.69%
                   Advertising: 3.49%
$3,074,000    #    Interpublic Group, Inc. 1.870%, due 06/01/06       $2,974,095
 3,992,000         Interpublic Group, Inc. 1.870%, due 06/01/06        3,862,260
 3,113,000         Lamar Advertising Co., 5.250%, due09/15/06          3,502,125
 3,545,000         Omnicom Group, Inc., 2.250%, due 01/06/13           6,513,937
                                                                      ----------
                                                                      16,852,417
                                                                      ----------
                   Biotechnology: 2.92%
$8,015,000         Affymetrix, Inc., 4.750%, due 02/15/07              6,161,531
 2,566,000         Millennium Pharmaceutical, 5.500%, due 01/15/07     3,832,963
 2,765,000         Millennium Pharmaceutical, 5.500%, due 01/15/07     4,130,219
                                                                      ----------
                                                                      14,124,713
                                                                      ----------
                   Computers: 8.64%
 1,828,000         Comverse Technology, Inc., 4.500%, due 07/01/05     7,878,680
   194,000         Comverse Technology, Inc., 4.500%, due 07/01/05       836,140
10,247,000    @    Hewlett-Packard Co., 0.000%, due 10/14/17           9,683,415
 7,853,000         Juniper Networks, Inc., 4.750%, due 03/15/07        8,589,218
 3,829,000    #    Redback Networks, 5.000%, due 04/01/07              4,264,549
   963,000         Veritas Software Corp., 1.856%, due 08/13/2006      3,218,226
   617,000         Veritas Software Corp., 5.250%, due 11/01/2004      7,303,738
                                                                      ----------
                                                                      41,773,966
                                                                      ----------
                   Commercial Services: 0.94%
 1,747,000         Mail-Well, Inc., 5.000%, due 11/01/02               1,434,724
 2,889,000         Quebecor World, Inc., 6.000%, due 10/01/07          3,098,453
                                                                      ----------
                                                                       4,533,177
                                                                      ----------

                 See Accompanying Notes to Financial Statements

Pilgrim
Convertible
Fund
            PORTFOLIO OF INVESTMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

Principal                                                               Market
Amount                                                                  Value
------                                                                  -----
                    Diversified Financial Services: 2.08%
$7,379,000    @@    Elan Finance Corp., Ltd., 0.000%, due 12/14/18   $ 5,386,670
 1,494,000     @    Morgan Stanley Dean Witter, 0.000%,
                      due 07/29/05                                     4,653,766
                                                                     -----------
                                                                      10,040,436
                                                                     -----------
                    Electronics: 6.33%
 4,438,000          Credence Systems Corp., 5.250%, due 09/15/02       6,099,263
 3,898,000          Cymer, Inc., 3.500%, due 08/06/04                  4,419,358
 1,499,000          Oak Industries, 4.875%, due 03/01/08               8,544,300
 3,320,000          Sanmina Corp., 4.250%, due 05/01/04                6,640,000
   572,000          Sanmina Corp., 4.250%, due 05/01/04                1,144,000
 5,063,000     @    Solectron Corp., 0.000%, due 01/27/19              3,215,005
     3,000     @    Solectron Corp., 0.000%, due 01/27/19                  2,036
   833,000     @    Solectron Corp., 0.000%, due 01/27/20                565,399
                                                                     -----------
                                                                      30,629,361
                                                                     -----------
                    Healthcare -- Products: 0.67%
$4,084,000     @    Alza Corp, 0.000%, due 07/14/14                    3,256,990
                                                                     -----------
                    Healthcare Services: 0.86%
 8,757,000     #    Universal Health Svcs, 0.426%, due 06/23/20        4,137,682
                                                                     -----------
                    Media: 5.18%
 2,151,000          AT&T Corp. -- Liberty Media, 4.000%,
                      due 11/15/29                                     3,108,195
 3,101,000     #    AT&T Corp. -- Liberty Media, 4.000%, due
                      11/15/29                                         4,480,945
 3,650,000          Clear Channel Communications, 1.500%,
                      due 12/01/02                                     3,581,563
 5,446,000          Clear Channel Communications, 2.625%,
                      due 04/01/03                                     7,045,763
 6,181,000          News America Holdings, 0.000%, due 03/11/13        6,853,184
                                                                     -----------
                                                                      25,069,650
                                                                     -----------
                    Oil & Gas Producers: 5.64%
10,578,000     @    Anadarko Petroleum Corp., 0.000%, due 03/07/20     6,955,035
 3,565,000          Devon Energy Corp., 4.900%, due 08/15/08           3,449,137
 2,665,000          Diamond Offshore Drilling, 3.750%, due 02/15/07    1,255,881
 6,267,000     #    Diamond Offshore Drilling, 0.000%, due 06/06/20    6,564,683
 5,551,000          Kerr-Mcgee Corp., 5.250%, due 02/15/10             6,418,344
 4,354,000     @    Transocean Sedco Forex, 0.000%, due 05/24/20       2,612,400
                                                                     -----------
                                                                      27,255,480
                                                                     -----------
                    Pharmaceuticals: 3.72%
$5,296,000          Alpharma, Inc., 3.000%, due 06/01/06              10,181,560
 8,671,000          Roche Holdings, Inc., 0.000%, due 01/19/15         7,825,577
                                                                     -----------
                                                                      18,007,137
                                                                     -----------
                    Retail: 1.14%
 9,566,000    @#    Kohls Corp., 0.000%, due 06/12/20                  5,512,407
                                                                     -----------
                    Semiconductors: 10.52%
 3,197,000          Amkor Technologies, Inc., 5.000%, due 03/15/07     2,881,296
 5,150,000    @@    ASM Lithography Holding, 4.250%, due 11/30/04      6,991,125
 4,969,000     @    Atmel Corp., 0.000%, due 04/21/18                  5,403,787
   612,000     @    Atmel Corp., 0.000%, due 04/21/18                    665,550
   347,000          Conexant Systems, Inc., 4.000%, due 02/01/07         272,829
 5,946,000          Conexant Systems, Inc., 4.000%, due 02/01/07       4,675,043
 6,229,000          Cypress Semiconductor, 4.000%, due 02/01/05        7,171,136
 4,203,000          Lam Research Corp., 5.000%, due 09/01/02           5,710,826
 8,704,000          LSI Logic Corp., A 4.000%, due 02/15/05            9,258,880
 2,531,000    @@    ST Microelectronics NV, 0.000%, due 09/22/09       4,277,390
 1,050,000    @@    ST Microelectronics NV, 0.000%, due 06/10/08       3,580,500
                                                                     -----------
                                                                      50,888,362
                                                                     -----------

                 See Accompanying Notes to Financial Statements

Pilgrim
Convertible
Fund
            PORTFOLIO OF INVESTMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

Principal                                                              Market
Amount                                                                 Value
------                                                                 -----
                    Software: 12.04%
$21,688,000    @    America Online Inc., 0.000%, due 12/06/19        $10,925,330
  4,274,000    @    Automatic Data Processing, 0.000%, due 02/20/12    6,020,997
     17,000         Bea Systems, Inc., 4.000%, due 12/15/2006             26,499
  4,288,000         Bea Systems, Inc., 4.000%, due 12/15/2006          6,683,920
    121,000         Exodus Communications, 4.750%, due 07/15/08          173,030
  3,395,000         Exodus Communications, 4.750%, due 07/15/08        4,854,850
  4,438,000         I2 Technologies, Inc., 5.250%, due 12/15/06        6,795,688
  4,887,000    #    Mercury Interactive Corp., 4.750%, due 07/01/07    5,271,851
  4,664,000    #    Rational Software Corp., 5.000%, due 02/01/07      6,955,190
     37,000         Siebel Systems, Inc., 5.500%, due 09/15/06           133,154
  2,892,000    #    Siebel Systems, Inc., 5.500%, due 09/15/06        10,407,585
                                                                     -----------
                                                                      58,248,094
                                                                     -----------
                    Telecommunications: 7.53%
$ 7,026,000         American Tower Corp., 5.000%, due 02/15/10       $ 7,148,954
  3,678,000         Commscope, Inc., 4.000%, due 12/15/06              4,195,218
    575,000         Commscope, Inc., 4.000%, due 12/15/06                655,859
  5,557,000         Echostar Communications, 4.875%, due 01/01/07      5,279,150
  4,931,000         Efficient Networks, Inc., 5.000%, due 03/15/05     3,581,139
     40,000         Nextel Communications, 5.250%, due 01/15/10           41,650
  9,961,000         Nextel Communications, 5.250%, due 01/15/10       10,371,890
  6,546,000    #    NTL, Inc., 5.750%, due 12/15/09                    5,171,340
                                                                     -----------
                                                                      36,445,200
                                                                     -----------
                    Total Convertible Corporate Bonds
                      (Cost $293,391,542)                            346,775,072
                                                                     -----------
COMMON STOCK: 1.51%
                    Telecommunications: 1.51%
    104,634         DECS Trust VI                                      7,292,330
                                                                     -----------
                    Total Commom Stock (Cost $4,200,068)               7,292,330
                                                                     -----------
                    Total Long-Term Investments (Cost $383,554,153)  463,127,528
                                                                     -----------

Principal
Amount                                                                  Value
------                                                                  -----

SHORT-TERM INVESTMENTS: 4.76%
                    Repurchase Agreement: 4.76%
$23,043,000         State Stree Repurchase Agreement, 6.200% due
                      07/03/00 (Collateralized by $16,045,000
                      U.S. Treasury Bonds, 12.500%, Due 08/15/2014
                      Market Value $23,505,925)                    $ 23,043,000
                                                                   ------------
                    Total Short-Term Investments
                      (Cost $23,043,000)                             23,043,000
                                                                   ------------
                    Total Investments in Securities
                      (Cost $406,597,153)*              100.51%    $486,170,528
                    Other Assets and Liabilities-Net     -0.51%      (2,490,323)
                                                        ------     ------------
                    Net Assets                          100.00%    $483,680,205
                                                        ======     ============

----------
@    Non-income producing security
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@@   Foreign Issuer
&    Payment-in-kind Security
* Cost for federal income tax purposes is $407,379,916. Net unrealized appreciation consists of:

                    Gross Unrealized Appreciation                  $ 95,691,648
                    Gross Unrealized Depreciation                   (16,901,036)
                                                                   ------------
                    Net Unrealized Appreciation                    $ 78,790,612
                                                                   ============

                 See Accompanying Notes to Financial Statements

                          TAX INFORMATION (unaudited)
--------------------------------------------------------------------------------

Dividends paid during the fiscal year ended June 30, 2000 were as follows:

                             Type        Per Share Amount
                             ----        ----------------
MagnaCap Fund
   Class A                    NII            $0.0510
   Class M                    NII            $0.0138
   All Classes                LTCG           $1.7885

MidCap Value Fund
   All Classes                LTCG           $ 0.0873

LargeCap Leaders Fund
   All Classes                STCG           $ 0.7001
   All Classes                LTCG           $ 1.3036

International Core Growth Fund
   Class Q                    NII            $ 0.0032
   All Classes                STCG           $ 1.1551

International SmallCap Growth Fund
   Class A                    STCG           $ 0.9133
   Class B                    STCG           $ 0.9683
   Class C                    STCG           $ 0.8891
   Class Q                    STCG           $ 0.9645
   Class A                    LTCG           $ 1.1490
   Class B                    LTCG           $ 1.2182
   Class C                    LTCG           $ 1.1185
   Class Q                    LTCG           $ 1.2134

LargeCap Growth Fund
   All Classes                STCG           $ 1.4129
   All Classes                LTCG           $ 0.0646

MidCap Growth Fund
   Class A                    STCG           $ 2.8055
   Class B                    STCG           $ 3.3023
   Class C                    STCG           $ 2.5937
   Class Q                    STCG           $ 3.5497
   Class A                    LTCG           $ 4.2258
   Class B                    LTCG           $ 4.9741
   Class C                    LTCG           $ 3.9068
   Class Q                    LTCG           $ 5.3467

Emerging Countries Fund                      None

SmallCap Growth Fund
   Class A                    STCG           $ 4.5879
   Class B                    STCG           $ 5.7726
   Class C                    STCG           $ 4.5145
   Class Q                    STCG           $ 5.0988
   Class A                    LTCG           $ 5.1421
   Class B                    LTCG           $ 6.4699
   Class C                    LTCG           $ 5.0599
   Class Q                    LTCG           $ 5.7147
Worldwide Growth Fund
   Class A                    STCG           $ 2.2311
   Class B                    STCG           $ 2.5147
   Class C                    STCG           $ 2.2355
   Class Q                    STCG           $ 2.5673
   Class A                    LTCG           $ 0.8414
   Class B                    LTCG           $ 0.9484
   Class C                    LTCG           $ 0.8431
   Class Q                    LTCG           $ 0.9682
High Yield Fund
   Class A                    NII            $ 0.6000
   Class B                    NII            $ 0.5590
   Class C                    NII            $ 0.5650
   Class M                    NII            $ 0.5720
   Class Q                    NII            $ 0.5992
Government Securities Income Fund
   Class A                    NII            $ 0.7440
   Class B                    NII            $ 0.6555
   Class C                    NII            $ 0.6647
   Class M                    NII            $ 0.6855
   Class Q                    NII            $ 0.1230
   Class T                    NII            $ 0.1124
High Yield Fund II
   Class A                    NII            $ 1.2005
   Class B                    NII            $ 1.1262
   Class C                    NII            $ 1.1262
   Class Q                    NII            $ 1.2078
   Class T                    NII            $ 0.3010
Strategic Income Fund
   Class A                    NII            $ 0.9246
   Class B                    NII            $ 0.8755
   Class C                    NII            $ 0.8725
   Class Q                    NII            $ 0.9366

--------------------------------------------------------------------------------

                             Type        Per Share Amount
                             ----        ----------------
Balanced Growth Fund
  Class A                      NII           $ 0.3942
  Class B                      NII           $ 0.3322
  Class C                      NII           $ 0.3390
  Class Q                      NII           $ 0.4030
  Class A                     STCG           $ 1.4110
  Class B                     STCG           $ 1.5108
  Class C                     STCG           $ 1.3586
  Class Q                     STCG           $ 1.3971
  Class A                     LTCG           $ 2.2953
  Class B                     LTCG           $ 2.4577
  Class C                     LTCG           $ 2.2100
  Class Q                     LTCG           $ 2.2726


Convertible Fund
  Class A                      NII           $ 0.3240
  Class B                      NII           $ 0.1883
  Class C                      NII           $ 0.1915
  Class Q                      NII           $ 0.3470
  Class A                     STCG           $ 0.3502
  Class B                     STCG           $ 0.3811
  Class C                     STCG           $ 0.3575
  Class Q                     STCG           $ 0.3388
  Class A                     LTCG           $ 3.3374
  Class B                     LTCG           $ 3.6313
  Class C                     LTCG           $ 3.4071
  Class Q                     LTCG           $ 3.2288

NII  -- Net investment income
STCG -- Short-term capital gain taxable as ordinary income
LTCG -- Long-term capital gain

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds' dividend distribution that qualifies under tax law. The percentage of fiscal year 2000 net investment income dividends that qualify for the corporate dividend received deduction is 100%, 7% and 88%, respectively, for the MagnaCap, Strategic Income and Convertible Funds.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January 2001, shareholders, excluding corporate shareholders, will receive an IRS Form 1099 DIV regarding the federal tax status of the dividends and distributions received by you in calendar 2000.

                              SHAREHOLDER MEETINGS
--------------------------------------------------------------------------------

On March 24, 2000, a special meeting of the shareholders of the Pilgrim Government Securities Fund (formerly Northstar Government Securities Fund) was held. The shareholders approved the proposal to approve an Agreement and Plan of Reorganization of the Pilgrim Government Securities Fund into Pilgrim Government Securities Income Fund, Inc. The results of the vote are outlined below:

                         Shares Voted
Shares Voted For     Against or Withheld     Broker Non-Vote    Shares Abstained
----------------     -------------------     ---------------    ----------------

   7,259,987               279,187                 --                459,314

On March 24, 2000, a special meeting of the shareholders of the Pilgrim Government Securities Income Fund, Inc. was held. The shareholders approved the proposal to approve an Agreement and Plan of Reorganization of the Pilgrim Government Securities Fund (formerly Northstar Government Securities Fund) into Pilgrim Government Securities Income Fund, Inc. The results of the vote are outlined below:

                         Shares Voted
Shares Voted For     Against or Withheld     Broker Non-Vote    Shares Abstained
----------------     -------------------     ---------------    ----------------

  1,402,805                 26,247                 --                 81,770

On March 24, 2000, a special meeting of the shareholders of the Pilgrim High Yield Fund III (formerly Northstar High Yield Fund) was held. The shareholders approved the proposal to approve an Agreement and Plan of Reorganization of Pilgrim High Yield Fund III into the Pilgrim High Yield Fund II, a series of Pilgrim Mutual Funds. The results of the vote are outlined below:

                         Shares Voted
Shares Voted For     Against or Withheld     Broker Non-Vote    Shares Abstained
----------------     -------------------     ---------------    ----------------

  12,977,413               171,887                 --                 622,921

On March 24, 2000, a special meeting of the shareholders of the Pilgrim Income & Growth Fund, a series of Pilgrim Mayflower Trust (formerly Northstar Income & Growth Fund, a series of Northstar Trust) was held. The shareholders approved the proposal to approve an Agreement and Plan of Reorganization of the Pilgrim Income & Growth Fund into the Pilgrim Balanced Fund, a series of Pilgrim Mutual Funds. The results of the vote are outlined below:

                         Shares Voted
Shares Voted For     Against or Withheld     Broker Non-Vote    Shares Abstained
----------------     -------------------     ---------------    ----------------

  5,116,669                 60,104                 --                 363,424

On March 24, 2000, a special meeting of the shareholders of the Pilgrim Balance Sheet Opportunities Fund (formerly Northstar Balance Sheet Opportunities Fund) was held. The shareholders approved the proposal to approve an Agreement and Plan of Reorganization of the Pilgrim Balance Sheet Opportunities Fund into the Pilgrim Balanced Fund, a series of Pilgrim Mutual Funds. The results of the vote are outlined below:

                         Shares Voted
Shares Voted For     Against or Withheld     Broker Non-Vote    Shares Abstained
----------------     -------------------     ---------------    ----------------

  1,822,915                 51,350                 --                 98,749

                 See Accompanying Notes to Financial Statements

                                                             Investment Manager
                                                       Pilgrim Investments, Inc.
                                             40 North Central Avenue, Suite 1200
                                                     Phoenix, Arizona 85004-4408


                                                                   Administrator
                                                             Pilgrim Group, Inc.
                                             40 North Central Avenue, Suite 1200
                                                     Phoenix, Arizona 85004-4408


                                                                  Transfer Agent
                                                               DST Systems, Inc.
                                                                 P.O. Box 419368
                                                Kansas City, Missouri 64141-6368


                                                                      Custodians
                                                        State Street Kansas City
                                                                801 Pennsylvania
                                                     Kansas City, Missouri 64105


                                                                    State Street
                                                              One Heritage Drive
                                               North Quincy, Massachusetts 02171


                                                         Brown Brothers Harriman
                                                                 40 Water Street
                                                Boston, Massachusetts 02109-3661


                                                                   Legal Counsel
                                                          Dechert Price & Rhoads
                                                           1775 Eye Street, N.W.
                                                          Washington, D.C. 20006


                                                            Independent Auditors
                                                                        KPMG LLP
                                                          355 South Grand Avenue
                                                   Los Angeles, California 90071

Prospectus containing more complete information regarding the Funds, including charges and expenses, may be obtained by calling Pilgrim Securities, Inc. Distributor at 1-800-334-3444. Please read the prospectus carefully before you invest or send money.


                                   QANN063000